UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2019

Invesco Allocation Funds Invesco Conservative Allocation Fund Invesco Growth Allocation Fund Invesco Moderate Allocation Fund

2

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries.

Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

3	Invesco Allocation Funds

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

4	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Conservative Allocation Fund

For the year ended December 31, 2019, Class A shares of Invesco Conservative Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Conservative Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.39%
Class C Shares	13.45
Class R Shares	14.05
Class S Shares	14.39
Class Y Shares	14.59
Class R5 Shares	14.69
Class R6 Shares	14.59
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Conservative Allocation Index⬛ (Style-Specific Index)	15.06
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	13.28
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macro-economic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined level of risk. In terms of absolute performance, all of the Fund’s underlying holdings produced positive performance during the year and contributed to the Fund’s results. At the asset class level, underlying holdings in large-cap domestic equities were the leading contributors to absolute Fund performance for the year. Fund allocations to international equities, real estate, high yield fixed income and core fixed income underlying holdings were also notable contributors to absolute Fund performance.

    Relative to the style-specific index, underweight exposure to and style selection in the Fund’s fixed income allocation were the leading contributors to performance for the year. Relative underweight exposure to international equities and style selection within the alternatives allocation also benefited relative Fund performance.

    At the individual holdings level, Invesco Core Plus Bond Fund was the leading contributor to absolute performance and performance relative to the style-specific index during the year. Invesco Core Plus Bond Fund benefited from overweight exposures to lower-rated investment grade and high yield corporate credit. Invesco High Yield Fund and Invesco Emerging Markets Sovereign Debt ETF were also significant contributors to relative Fund performance as investors preferred riskier assets over less risky assets during the year. Within the Fund’s allocation to equities, Invesco American Franchise Fund and Invesco International Growth Fund produced double-digit gains and were the most notable contributors to relative Fund performance. Invesco Global Real Estate Income Fund in the alternatives allocation outperformed the asset class and meaningfully contributed to both absolute and relative Fund performance, as well.

    In contrast, the majority of the Fund’s underperformance relative to its style-specific index was driven by underperformance within the equities allocation, as global equities posted strong gains during the year. An underweight allocation to the asset class versus the style-specific index also detracted from relative Fund performance. Within the Fund’s allocation to equities, Invesco Diversified Dividend Fund was the leading detractor

Portfolio Composition*
By fund type, based on total investments
Fixed Income Funds	56.00%
Equity Funds	33.56%
Alternative Funds	9.79%
Money Market Funds	0.65%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$310.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019.

Fund Nasdaq Symbols

Class A Shares	CAAMX

Class C Shares	CACMX

Class R Shares	CMARX

Class S Shares	CMASX

Class Y Shares	CAAYX

Class R5 Shares	CMAIX

Class R6 Shares	CMSSX

5	Invesco Allocation Funds

from relative performance. Despite producing a strong gain during the year, the underlying fund trailed the style-specific index, as value stocks did not perform as well as growth stocks. Invesco S&P 500 Pure Growth ETF and Invesco Growth and Income Fund were also meaningful detractors from the Fund’s relative performance. An overweight allocation to alternatives versus the style-specific index detracted from relative Fund performance, as well. Within the Fund’s allocation to alternatives, Invesco Global Targeted Returns Fund was a significant detractor from relative performance due to its underlying holdings’ interest rate and currency positioning during the year. Within the Fund’s fixed income allocation, Invesco Short Term Bond Fund, Invesco Variable Rate Investment Grade ETF and Invesco Quality Income Fund were meaningful detractors from relative performance. Invesco Quality Income Fund’s duration and yield curve positioning detracted from relative Fund performance for the year.

As part of the Fund’s strategic annual rebalance, Invesco S&P GARP ETF, Invesco FTSE RAFI Developed Markets ex-US ETF and Invesco 1-30 Laddered Treasury ETF were removed as underlying holdings. Additionally, we added new positions in Invesco S&P 500 Pure Growth ETF, Invesco RAFI Strategic Developed ex-US ETF and Invesco Taxable Municipal Bond ETF during the year.

Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Core Plus Bond Fund, Invesco Global Targeted Returns Fund and Invesco Balanced-Risk Allocation Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

It has been our privilege to oversee Invesco Conservative Allocation Fund, and we thank you for your continued investment.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

Assisted by Invesco’s Investment Solutions Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

6	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Growth Allocation Fund

For the year ended December 31, 2019, Class A shares of Invesco Growth Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Growth Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.59%
Class C Shares	19.64
Class R Shares	20.26
Class S Shares	20.73
Class Y Shares	20.86
Class R5 Shares	20.98
Class R6 Shares	20.98
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Growth Allocation Index⬛ (Style-Specific Index)	23.38
Lipper Mixed-Asset Target Allocation Growth Funds Index◆ (Peer Group Index)	21.10
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macro-economic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined level of risk. In terms of absolute performance, all except two of the Fund’s underlying holdings produced positive performance during the year and contributed to the Fund’s results. At the asset class level, underlying holdings in large-cap domestic equities were the leading contributors to absolute Fund performance for the year. Fund allocations to international equities, domestic small-and mid-cap equities and core fixed income holdings were also notable contributors to absolute Fund performance during the year.

    Relative to the Fund’s style-specific index, underweight exposure to the Fund’s fixed income allocation was the leading contributor to relative performance for the year. Underweight exposure to international equities also benefited relative performance, as domestic equities outperformed their international counterparts during the year. At the individual holdings level, Invesco International Select Equity Fund was the leading contributor to overall Fund performance. International Select Equity Fund benefited from positive stock selection in cyclical sectors, such as consumer discretionary and industrials, along with positive stock selection in emerging markets. Invesco International Growth Fund, Invesco American Franchise Fund, Invesco Core Plus Bond Fund and Invesco S&P 500 GARP ETF were also significant contributors to relative Fund performance during the year.

    In contrast, the majority of the Fund’s underperformance relative to its style-specific index was driven by underperformance within the equities allocation, as global equities posted strong gains during the year. An underweight allocation to the equity asset class also detracted from relative Fund performance. Within the Fund’s allocation to equities, Invesco Diversified Dividend Fund was the leading detractor from relative performance. Despite producing a strong gain during the year, the underlying fund trailed the style-specific index, as value stocks did not perform as well as growth stocks. Invesco S&P 500 Pure Growth ETF, Invesco Low Volatility Emerging Markets Fund and Invesco Comstock Fund were also meaningful detractors from relative Fund performance within the allocation. An overweight allocation to alternatives

Portfolio Composition*
By fund type, based on total investments

Equity Funds	81.68%
Fixed Income Funds	10.45%
Alternative Funds	7.26%
Money Market Funds	0.61%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$1.0 billion

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019.

Fund Nasdaq Symbols
Class A Shares	AADAX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Class R5 Shares	AADIX
Class R6 Shares	AAESX

7	Invesco Allocation Funds

versus the style-specific index detracted from relative performance, as well. All of the underlying holdings within the Fund’s alternatives allocation detracted from relative performance. Both Invesco Long/Short Equity Fund and Invesco All Cap Market Neutral Fund posted negative returns during the year and detracted from both absolute and relative Fund performance. Invesco Balanced-Risk Allocation Fund and Invesco Global Real Estate Income Fund both posted positive returns but underperformed the style-specific index and detracted from relative performance. Within the Fund’s fixed income allocation, Invesco Short Term Bond Fund and Invesco 1-30 Laddered Treasury ETF underperformed the style-specific index and detracted from relative Fund performance during the year.

    As part of the Fund’s strategic annual rebalance, Invesco S&P 500 GARP ETF, Invesco FTSE RAFI Developed Markets ex-US ETF, Invesco Emerging Markets Flexible Bond Fund and Invesco 1-30 Laddered Treasury ETF were removed as underlying holdings. Additionally, we added new positions in Invesco Small Cap Value Fund, Invesco S&P 500 Pure Growth ETF, Invesco RAFI Strategic Developed ex-US ETF and Invesco Taxable Municipal Bond ETF during the year.

    Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Core Plus Bond Fund, Invesco Balanced-Risk Allocation Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

    It has been our privilege to oversee Invesco Growth Allocation Fund, and we thank you for your continued investment.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

Assisted by Invesco’s Investment Solutions Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

8	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Moderate Allocation Fund

For the year ended December 31, 2019, Class A shares of Invesco Moderate Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Moderate Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.72%
Class C Shares	16.87
Class R Shares	17.47
Class S Shares	17.84
Class Y Shares	18.00
Class R5 Shares	18.09
Class R6 Shares	18.11
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Moderate Allocation Index⬛ (Style-Specific Index)	19.75
Lipper Mixed-Asset Target Allocation Moderate Funds Index ◆ (Peer Group Index)	18.25
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

    Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

    During the year, third quarter macro-economic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined level of risk. In terms of absolute performance, all except two of the Fund’s underlying holdings produced positive performance during the year and contributed to positive results. At the asset class level, underlying holdings in large-cap domestic equities were the leading contributors to absolute Fund performance for the year. Fund allocations to international equities, domestic small-and mid-cap equities and core fixed income holdings were also notable contributors to absolute performance.

    Relative to the Fund’s style-specific index, underweight exposure to the Fund’s fixed income allocation was the leading contributor to performance for the year. Underweight exposure to international equities also benefited relative Fund performance, as domestic equities outperformed their international counterparts during the year. At the individual holdings level, Invesco International Select Equity Fund was the leading contributor to overall Fund performance. International Select Equity Fund benefited from positive stock selection in cyclical sectors, such as consumer discretionary and industrials, along with positive stock selection in emerging markets. Invesco International Growth Fund, Invesco American Franchise Fund, Invesco Core Plus Bond Fund and Invesco S&P 500 GARP ETF were also significant contributors to relative Fund performance during the year.

    In contrast, the majority of the Fund’s underperformance relative to its style-specific index was driven by underperformance within the equities allocation, as global equities posted strong gains during the year. An underweight allocation to the equity asset class also detracted from relative Fund results. Within the Fund’s allocation to equities, Invesco Diversified Dividend Fund was the leading detractor from relative performance. Despite producing a strong gain during the year, the underlying fund trailed the style-specific index, as value stocks did not perform as well as growth stocks. Invesco S&P 500 Pure Growth ETF, Invesco Low Volatility Emerging Markets Fund and Invesco Comstock Fund were also meaningful detractors from relative Fund performance within the allocation. An overweight allocation to alternatives

Portfolio Composition*
By fund type, based on total investments

Equity Funds	60.56%
Fixed Income Funds	31.27%
Alternative Funds	7.38%
Money Market Funds	0.79%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$737.7 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019.

Fund Nasdaq Symbols
Class A Shares	AMKAX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Class R5 Shares	AMLIX
Class R6 Shares	AMLSX

9	Invesco Allocation Funds

versus the style-specific index detracted from relative performance, as well. All of the underlying holdings within the Fund’s alternatives allocation detracted from relative performance results. Both Invesco Long/Short Equity Fund and Invesco All Cap Market Neutral Fund posted negative returns during the year and detracted from both absolute and relative Fund performance. Invesco Balanced-Risk Allocation Fund and Invesco Global Real Estate Income Fund both posted positive returns but underperformed the style-specific index and detracted from relative performance. Within the Fund’s fixed income allocation, Invesco Short Term Bond Fund and Invesco Quality Income Fund underperformed the style-specific index and detracted from relative Fund performance during the year.

    As part of the Fund’s strategic annual rebalance, Invesco S&P 500 GARP ETF, Invesco FTSE RAFI Developed Markets ex-US ETF and Invesco 1-30 Laddered Treasury ETF were removed as underlying holdings. Additionally, we added new positions in Invesco Small Cap Value Fund, Invesco S&P 500 Pure Growth ETF, Invesco RAFI Strategic Developed ex-US ETF and Invesco Taxable Municipal Bond ETF during the year.

    Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Core Plus Bond Fund, Invesco Balanced-Risk Allocation Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

    It has been our privilege to oversee Invesco Moderate Allocation Fund, and we thank you for your continued investment.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

Assisted by Invesco’s Investment Solutions Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but

Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

10	Invesco Allocation Funds

Invesco Conservative Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1  Source: RIMES Technologies Corp.

2  Sources: Invesco, RIMES Technologies Corp.

3  Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

11	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.21%
10 Years	4.89
5 Years	2.85
1 Year	8.12

Class C Shares
Inception (4/29/05)	4.10%
10 Years	4.68
5 Years	3.22
1 Year	12.45

Class R Shares
Inception (4/29/05)	4.35%
10 Years	5.20
5 Years	3.75
1 Year	14.05

Class S Shares
10 Years	5.57%
5 Years	4.11
1 Year	14.39

Class Y Shares
Inception (10/3/08)	5.84%
10 Years	5.71
5 Years	4.27
1 Year	14.59

Class R5 Shares
Inception (4/29/05)	4.90%
10 Years	5.78
5 Years	4.31
1 Year	14.69

Class R6 Shares
10 Years	5.55%
5 Years	4.17
1 Year	14.59

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.03%, 1.78%, 1.28%, 0.93%, 0.78%, 0.74 and 0.74%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.53%.

12	Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1  Source: RIMES Technologies Corp.

2  Sources: Invesco, RIMES Technologies Corp.

3  Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

13	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.66%
10 Years	6.85
5 Years	4.71
1 Year	13.93

Class C Shares
Inception (4/30/04)	5.54%
10 Years	6.64
5 Years	5.09
1 Year	18.64

Class R Shares
Inception (4/30/04)	5.78%
10 Years	7.18
5 Years	5.63
1 Year	20.26

Class S Shares
Inception (9/25/09)	7.97%
10 Years	7.56
5 Years	6.01
1 Year	20.73

Class Y Shares
Inception (10/3/08)	7.59%
10 Years	7.71
5 Years	6.15
1 Year	20.86

Class R5 Shares
Inception (4/30/04)	6.39%
10 Years	7.81
5 Years	6.27
1 Year	20.98

Class R6 Shares
10 Years	7.55%
5 Years	6.08
1 Year	20.98

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.05%, 1.80%, 1.30%, 0.95%, 0.80%, 0.71% and 0.71%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.55%.

14	Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1  Source: RIMES Technologies Corp.

2  Sources: Invesco, RIMES Technologies Corp.

3  Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

15	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.24%
10 Years	6.07
5 Years	3.99
1 Year	11.23

Class C Shares
Inception (4/30/04)	5.12%
10 Years	5.89
5 Years	4.40
1 Year	15.87

Class R Shares
Inception (4/30/04)	5.37%
10 Years	6.41
5 Years	4.91
1 Year	17.47

Class S Shares
Inception (9/25/09)	7.13%
10 Years	6.78
5 Years	5.28
1 Year	17.84

Class Y Shares
Inception (10/3/08)	7.12%
10 Years	6.95
5 Years	5.43
1 Year	18.00

Class R5 Shares
Inception (4/30/04)	5.91%
10 Years	6.95
5 Years	5.46
1 Year	18.09

Class R6 Shares
10 Years	6.76%
5 Years	5.34
1 Year	18.11

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.02%, 1.77%, 1.27%, 0.92%, 0.77%, 0.72% and 0.72%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56%.

16	Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Conservative Allocation Index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an
unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The Custom Invesco Growth Allocation Index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎	The Custom Invesco Moderate Allocation Index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
∎	The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

17	Invesco Allocation Funds

Schedule of Investments

December 31, 2019

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–100.12%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Alternative Funds–3.41%
Invesco Global Targeted Returns Fund, Class R6	3.41%	$10,034,541	$728,618	$(193,259)	$11,358	$(5,890)	$451,368	1,110,858	$10,575,368
Asset Allocation Funds–3.46%
Invesco Balanced-Risk Allocation Fund, Class R6	3.46%	9,851,866	1,220,912	(674,424)	342,395	452,683	652,702	1,013,351	10,741,520

Domestic Equity Funds–26.48%
Invesco American Franchise Fund, Class R6(b)	2.58%	6,921,700	946,881	(1,758,912)	1,821,471	559,351	–	349,236	7,997,510
Invesco Diversified Dividend Fund, Class R6	5.60%	19,581,558	1,223,355	(6,804,649)	2,709,168	1,107,256	475,355	835,438	17,352,035
Invesco Equally-Weighted S&P 500 Fund, Class R6	6.64%	15,484,612	5,238,850	(3,694,702)	3,492,174	641,451	382,449	320,585	20,603,996
Invesco Growth and Income Fund, Class R6	4.59%	12,653,703	2,656,407	(3,039,317)	2,352,492	495,822	303,902	602,722	14,218,219
Invesco Russell Top 200 Pure Growth ETF	–	9,836,657	–	(11,734,378)	(3,156,351)	5,054,072	12,894	–	–
Invesco S&P 500® Pure Growth ETF	5.59%	–	17,375,176	(1,140,190)	1,091,453	14,910	116,152	136,783	17,341,349
Invesco S&P MidCap Low Volatility ETF	1.48%	–	4,379,294	–	220,546	–	81,071	85,483	4,599,840
Total Domestic Equity Funds		64,478,230	31,819,963	(28,172,148)	8,530,953	7,872,862	1,371,823		82,112,949

Fixed Income Funds–56.07%
Invesco 1-30 Laddered Treasury ETF	–	11,984,766	–	(12,175,908)	(1,339,039)	1,530,181	88,401	–	–
Invesco Core Plus Bond Fund, Class R6	16.72%	50,742,635	4,693,417	(7,266,008)	3,601,886	80,847	1,873,894	4,696,809	51,852,777
Invesco Emerging Market Flexible Bond Fund, Class R6	–	8,551,223	252,163	(9,140,788)	810,697	(473,295)	252,163	–	–
Invesco Emerging Markets Sovereign Debt ETF	2.24%	4,221,995	2,451,014	(349,755)	614,277	9,095	291,660	234,842	6,946,626
Invesco Floating Rate Fund, Class R6	3.96%	11,249,015	1,084,997	(219,419)	172,025	(2,154)	686,061	1,675,916	12,284,464
Invesco High Yield Fund, Class R6	7.48%	21,000,197	1,766,902	(983,379)	1,466,991	(36,004)	1,348,140	5,662,124	23,214,707
Invesco Oppenheimer Emerging Markets Local Debt Fund, Class R6	2.28%	–	7,011,048	–	47,687	–	66,328	1,001,239	7,058,735
Invesco Quality Income Fund, Class R5	5.92%	19,840,998	1,480,020	(3,355,863)	600,582	(216,515)	763,944	1,560,308	18,349,222
Invesco Short Duration Inflation Protected Fund, Class R6	4.13%	14,858,532	523,967	(2,910,998)	393,583	(48,157)	289,419	1,239,548	12,816,927
Invesco Short Term Bond Fund, Class R6	5.85%	16,947,512	1,202,627	(373,793)	365,263	815	542,392	2,107,134	18,142,424
Invesco Taxable Municipal Bond ETF	4.10%	–	13,296,847	(1,132,770)	498,458	56,929	307,003	401,625	12,719,464
Invesco Variable Rate Investment Grade ETF	3.39%	9,850,522	527,806	–	132,877	–	319,735	421,122	10,511,205
Total Fixed Income Funds		169,247,395	34,290,808	(37,908,681)	7,365,287	901,742	6,829,140		173,896,551

Foreign Equity Funds–7.12%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	9,753,774	–	(10,809,164)	476,979	578,411	42,460	–	–
Invesco International Growth Fund, Class R6	2.84%	9,775,029	1,266,861	(3,820,419)	1,539,032	721,314	188,018	268,113	8,796,781
Invesco RAFI™ Strategic Developed ex-US ETF	4.28%	–	13,659,163	(1,049,274)	671,753	(284)	244,675	506,632	13,281,358
Total Foreign Equity Funds		19,528,803	14,926,024	(15,678,857)	2,687,764	1,299,441	475,153		22,078,139

See	accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Conservative Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.12%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/19	Value 12/31/19

Real Estate Funds–2.92%
Invesco Global Real Estate Income Fund, Class R6	2.92%	$8,325,440	$797,204	$(849,066)	$748,173	$276,161		$516,106	984,264	$9,065,070

Money Market Funds–0.66%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	0.22%	875,858	17,539,985	(17,744,416)	–	–		10,667	671,426	671,427
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	0.19%	625,533	12,528,561	(12,559,978)	(15)	35		8,352	593,958	594,136
Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	0.25%	823,922	20,045,697	(20,102,274)	–	–		9,788	767,345	767,345
Total Money Market Funds		2,325,313	50,114,243	(50,406,668)	(15)	35		28,807		2,032,908
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $281,695,240)	100.12%	$283,791,588	$133,897,772	$(133,883,103)	$19,685,915	$10,797,034	(d)	$10,325,099		$310,502,505
OTHER ASSETS LESS LIABILITIES	(0.12)%									(384,862)
NET ASSETS	100.00%									$310,117,643

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco American Franchise Fund	$492,981
Invesco Balanced-Risk Allocation Fund	451,912
Invesco Diversified Dividend Fund	464,653
Invesco Equally-Weighted S&P 500 Fund	558,389
Invesco Global Real Estate Income Fund	232,842
Invesco Growth and Income Fund	900,888
Invesco International Growth Fund	685,036

See	accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Allocation Funds

Schedule of Investments

December 31, 2019

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.10%(a)

	%of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–4.38%
Invesco Balanced-Risk Allocation Fund, Class R6	4.38%	$40,324,153	$5,402,629	$(2,651,288)	$1,362,657	$1,966,490	$2,705,906	4,201,051	$44,531,147

Domestic Equity Funds–58.67%
Invesco All Cap Market Neutral Fund, Class R6(b)	3.41%	35,798,258	9,181,301	(6,776,164)	(407,936)	(3,103,494)	–	4,852,023	34,691,965
Invesco American Franchise Fund, Class R6(b)	5.83%	51,874,428	3,698,625	(10,376,119)	13,376,114	4,395,819	–	2,588,220	59,270,243
Invesco Comstock Fund, Class R6	7.09%	63,167,161	8,062,605	(9,658,279)	10,495,982	3,636,841	1,708,926	2,880,547	72,071,283
Invesco Diversified Dividend Fund, Class R6	9.59%	103,643,859	5,293,825	(29,542,315)	15,872,638	4,893,616	2,670,526	4,696,116	97,538,324
Invesco Equally-Weighted S&P 500 Fund, Class R6	9.35%	76,785,528	12,186,309	(11,341,206)	17,009,244	3,058,148	1,774,164	1,479,815	95,107,675
Invesco Long/Short Equity Fund, Class R6(b)	2.92%	27,119,623	5,555,918	–	(2,995,411)	824,641	–	3,593,236	29,680,129
Invesco Russell Top 200 Pure Growth ETF	–	63,124,485	1,029,176	(76,635,570)	(22,130,760)	34,612,669	86,898	–	–
Invesco S&P 500® Pure Growth ETF	10.06%	–	98,387,074	(2,338,581)	6,202,535	4,776	688,295	806,561	102,255,804
Invesco S&P MidCap Low Volatility ETF	2.93%	36,154,323	–	(13,312,582)	4,246,326	2,659,070	636,740	552,818	29,747,137
Invesco S&P SmallCap Low Volatility ETF	2.96%	26,964,939	169,241	(2,092,827)	5,005,135	73,861	740,611	591,988	30,120,349
Invesco Small Cap Equity Fund, Class R6(b)	2.27%	20,373,984	2,037,032	(2,449,446)	3,448,146	1,716,652	–	1,602,313	23,089,336
Invesco Small Cap Value Fund, Class R6(b)	2.26%	–	24,823,341	(2,537,379)	806,447	440,794	–	1,499,263	22,998,694
Total Domestic Equity Funds		505,006,588	170,424,447	(167,060,468)	50,928,460	53,213,393	8,306,160		596,570,939

Fixed Income Funds–10.46%
Invesco 1-30 Laddered Treasury ETF	–	22,458,572	1,869,104	(24,715,741)	(920,798)	1,308,863	171,004	–	–
Invesco Core Plus Bond Fund, Class R6	4.43%	47,136,634	6,822,043	(12,291,807)	3,523,108	(148,677)	1,697,179	4,079,828	45,041,301
Invesco Emerging Market Flexible Bond Fund, Class R6	–	8,960,924	107,155	(9,323,537)	633,601	(378,143)	107,155	–	–
Invesco Quality Income Fund, Class R5	2.11%	22,421,769	2,615,316	(4,083,493)	724,680	(250,617)	915,175	1,822,079	21,427,655
Invesco Short Term Bond Fund, Class R6	2.58%	15,681,620	11,930,293	(1,835,837)	424,338	7,227	707,382	3,043,861	26,207,641
Invesco Taxable Municipal Bond ETF	1.34%	–	13,974,929	(968,137)	573,975	69,035	346,909	431,001	13,649,802
Total Fixed Income Funds		116,659,519	37,318,840	(53,218,552)	4,958,904	607,688	3,944,804		106,326,399

Foreign Equity Funds–23.10%
Invesco Developing Markets Fund, Class R6	1.51%	20,209,283	292,100	(9,779,882)	3,926,640	720,487	292,100	400,433	15,368,628
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	62,593,003	–	(69,481,309)	2,873,320	4,014,986	283,713	–	–
Invesco International Growth Fund, Class R6	6.28%	61,163,547	6,662,964	(13,726,552)	9,535,790	5,252,938	1,384,618	1,945,867	63,843,899
Invesco International Select Equity Fund, Class R6	6.08%	53,314,023	4,773,431	(12,975,158)	17,732,284	(1,072,611)	1,312,038	5,079,932	61,771,969
Invesco Low Volatility Emerging Markets Fund, Class R6	1.99%	18,041,928	1,136,598	–	1,102,016	–	543,247	3,183,759	20,280,542
Invesco RAFI™ Strategic Developed ex-US ETF	7.24%	–	73,840,374	(3,699,046)	3,425,494	21,462	1,376,164	2,807,106	73,588,284
Total Foreign Equity Funds		215,321,784	86,705,467	(109,661,947)	38,595,544	8,937,262	5,191,880		234,853,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Growth Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.10%(a)

	%of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Real Estate Funds–2.89%
Invesco Global Real Estate Income Fund, Class R6	2.89%	$22,872,831	$7,477,569	$(3,125,865)	$2,122,501	$800,063	$1,636,337	3,191,329	$29,392,143

Money Market Funds–0.60%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	0.21%	1,452,344	29,490,216	(28,803,894)	–	–	18,208	2,138,666	2,138,666
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	0.15%	1,037,332	21,218,769	(20,676,120)	(51)	(25)	14,090	1,579,432	1,579,905
Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	0.24%	3,524,694	33,504,035	(34,584,539)	–	–	43,376	2,444,190	2,444,190
Total Money Market Funds		6,014,370	84,213,020	(84,064,553)	(51)	(25)	75,674		6,162,761
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $877,752,543)	100.10%	$906,199,245	$391,541,972	$(419,782,673)	$97,968,015	$65,524,871 (d)	$21,860,761		$1,017,836,711
OTHER ASSETS LESS LIABILITIES	(0.10)%								(1,047,075)
NET ASSETS	100.00%								$1,016,789,636

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco American Franchise Fund	$3,698,624
Invesco Balanced-Risk Allocation Fund	1,873,494
Invesco Comstock Fund	3,633,027
Invesco Diversified Dividend Fund	2,623,299
Invesco Equally-Weighted S&P 500 Fund	2,590,348
Invesco Global Real Estate Income Fund	754,956
Invesco International Growth Fund	5,044,788
Invesco Long/Short Equity Fund	824,642
Invesco Small Cap Equity Fund	2,037,032
Invesco Small Cap Value Fund	534,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Allocation Funds

Schedule of Investments

December 31, 2019

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–100.39%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–4.47%
Invesco Balanced-Risk Allocation Fund, Class R6	4.47%	$29,421,319	$3,532,786	$(1,014,683)	$970,920	$1,443,747	$2,003,225	3,110,105	$32,967,111

Domestic Equity Funds–44.73%
Invesco All Cap Market Neutral Fund, Class R6(b)	2.44%	19,469,293	4,650,609	(4,179,345)	68,563	(2,008,120)	–	2,517,623	18,001,000
Invesco American Franchise Fund, Class R6(b)	4.31%	27,826,450	1,997,467	(5,581,850)	7,122,715	2,405,672	–	1,387,467	31,772,987
Invesco Comstock Fund, Class R6	5.08%	32,944,909	3,585,123	(4,484,738)	5,417,703	1,877,600	874,639	1,497,018	37,455,391
Invesco Diversified Dividend Fund, Class R6	7.07%	65,447,952	3,161,392	(27,522,467)	8,103,782	4,343,087	1,504,819	2,509,650	52,125,438
Invesco Equally-Weighted S&P 500 Fund, Class R6	8.59%	41,256,638	18,135,504	(5,723,851)	9,346,703	2,101,528	1,185,318	986,244	63,385,913
Invesco Long/Short Equity Fund, Class R6(b)	1.95%	13,112,694	2,719,866	(20,001)	(1,402,985)	387,165	–	1,743,766	14,403,505
Invesco Russell Top 200 Pure Growth ETF	–	39,867,742	196,334	(47,829,415)	(14,590,908)	22,356,247	53,570	–	–
Invesco S&P 500® Pure Growth ETF	8.56%	–	61,113,374	(1,828,775)	3,843,258	50,167	424,547	498,328	63,178,024
Invesco S&P MidCap Low Volatility ETF	2.22%	14,998,893	–	(1,630,459)	2,654,318	379,881	334,189	304,825	16,402,633
Invesco S&P SmallCap Low Volatility ETF	1.49%	11,596,119	–	(2,706,332)	1,944,270	122,697	270,003	215,345	10,956,754
Invesco Small Cap Equity Fund, Class R6(b)	2.02%	13,202,588	1,317,583	(1,599,946)	2,014,385	1,317,500	–	1,036,400	14,934,527
Invesco Small Cap Value Fund, Class R6(b)	1.00%	–	7,217,249	–	152,844	169,805	–	480,449	7,370,093
Total Domestic Equity Funds		279,723,278	104,094,501	(103,107,179)	24,674,648	33,503,229	4,647,085		329,986,265

Fixed Income Funds–31.40%
Invesco 1-30 Laddered Treasury ETF	–	22,814,719	1,127,589	(24,326,676)	(2,843,754)	3,228,122	176,620	–	–
Invesco Core Plus Bond Fund, Class R6	9.54%	67,015,191	6,210,007	(7,900,615)	5,024,309	11,251	2,319,411	6,373,201	70,360,143
Invesco Emerging Market Flexible Bond Fund, Class R6	–	13,035,263	394,738	(13,961,891)	3,277,452	(2,745,562)	394,738	–	–
Invesco Emerging Markets Sovereign Debt ETF	1.47%	8,176,118	2,083,811	(497,222)	1,062,027	10,006	490,605	366,286	10,834,740
Invesco Floating Rate Fund, Class R6	3.21%	13,170,035	10,696,569	(185,657)	6,755	(1,645)	1,173,899	3,231,386	23,686,057
Invesco High Yield Fund, Class R6	3.23%	18,160,636	4,644,087	(236,463)	1,249,673	(1,183)	1,327,186	5,808,963	23,816,750
Invesco Oppenheimer Emerging Markets Local Debt Fund, Class R6	1.47%	–	10,788,984	–	63,074	–	96,772	1,539,299	10,852,058
Invesco Quality Income Fund, Class R5	3.19%	40,876,882	3,467,622	(21,516,373)	2,080,049	(1,415,257)	1,219,295	1,997,698	23,492,923
Invesco Short Duration Inflation Protected Fund, Class R6	3.18%	21,208,334	2,183,019	(504,711)	552,381	(5,004)	497,101	2,266,346	23,434,019
Invesco Short Term Bond Fund, Class R6	3.18%	17,913,406	5,713,497	(563,860)	426,016	2,438	663,284	2,728,397	23,491,497
Invesco Taxable Municipal Bond ETF	2.93%	–	22,733,011	(2,042,138)	888,852	51,677	520,668	683,025	21,631,402
Total Fixed Income Funds		222,370,584	70,042,934	(71,735,606)	11,786,834	(865,157)	8,879,579		231,599,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Moderate Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.39%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Foreign Equity Funds–16.06%
Invesco Developing Markets Fund, Class R6	0.76%	$6,528,036	$106,144	$(2,620,346)	$1,160,371	$398,984	$106,144	145,211	$5,573,189
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	36,497,730	172,126	(40,628,637)	1,222,685	2,736,096	160,231	–	–
Invesco International Growth Fund, Class R6	4.77%	33,013,632	3,551,725	(6,564,429)	5,642,411	2,334,643	764,889	1,072,574	35,191,146
Invesco International Select Equity Fund, Class R6	4.55%	25,970,210	6,413,924	(7,163,067)	9,015,889	(635,927)	713,555	2,763,242	33,601,029
Invesco Low Volatility Emerging Markets Fund, Class R6	0.74%	6,560,825	146,082	(1,646,390)	781,027	(387,992)	146,082	856,131	5,453,552
Invesco RAFI™ Strategic Developed ex-US ETF	5.24%	–	37,671,375	(802,676)	1,763,580	19,012	714,525	1,474,396	38,651,291
Total Foreign Equity Funds		108,570,433	48,061,376	(59,425,545)	19,585,963	4,464,816	2,605,426		118,470,207

Real Estate Funds–2.94%
Invesco Global Real Estate Income Fund, Class R6	2.94%	16,496,066	5,504,456	(1,856,547)	1,505,558	607,215	1,200,738	2,356,361	21,702,090

Money Market Funds–0.79%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	0.28%	1,765,432	23,548,233	(23,260,316)	–	–	25,283	2,053,348	2,053,349
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	0.19%	1,261,060	16,776,066	(16,614,432)	58	84	19,295	1,422,410	1,422,836

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	0.32%	1,133,671	26,926,572	(25,713,559)	–	–	15,609	2,346,684	2,346,684
Total Money Market Funds		4,160,163	67,250,871	(65,588,307)	58	84	60,187		5,822,869
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $636,523,174)	100.39%	$660,741,843	$298,486,924	$(302,727,867)	$58,523,981	$39,153,934 (d)	$19,396,240		$740,548,131
OTHER ASSETS LESS LIABILITIES	(0.39)%								(2,851,525)
NET ASSETS	100.00%								$737,696,606

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco American Franchise Fund	$1,997,467
Invesco Balanced-Risk Allocation Fund	1,386,978
Invesco Comstock Fund	1,885,206
Invesco Diversified Dividend Fund	1,408,308
Invesco Equally-Weighted S&P 500 Fund	1,730,609
Invesco Global Real Estate Income Fund	554,658
Invesco International Growth Fund	2,786,836
Invesco Long/Short Equity Fund	393,234
Invesco Small Cap Equity Fund	1,317,583
Invesco Small Cap Value Fund	169,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Allocation Funds

Statements of Assets and Liabilities

December 31, 2019

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund

Assets:
Investments in affiliated underlying funds, at value	$310,502,505	$1,017,836,711	$740,548,131
Cash	18,362	9,630	–
Receivable for:
Dividends - affiliated underlying funds	2,192	4,730	4,366
Fund shares sold	821,090	480,982	544,134
Investment for trustee deferred compensation and retirement plans	96,764	218,701	158,670
Other assets	35,404	45,692	39,765
Total assets	311,476,317	1,018,596,446	741,295,066

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	–	–	2,135,849
Fund shares reacquired	1,002,677	548,066	730,533
Accrued fees to affiliates	196,286	879,689	490,058
Accrued trustees’ and officers’ fees and benefits	345	696	572
Accrued other operating expenses	54,282	143,103	70,023
Trustee deferred compensation and retirement plans	105,084	235,256	171,425
Total liabilities	1,358,674	1,806,810	3,598,460
Net assets applicable to shares outstanding	$310,117,643	$1,016,789,636	$737,696,606

Net assets consist of:
Shares of beneficial interest	$283,707,085	$848,746,842	$629,123,397
Distributable earnings	26,410,558	168,042,794	108,573,209
	$310,117,643	$1,016,789,636	$737,696,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Statements of Assets and Liabilities–(continued)

December 31, 2019

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund

Net Assets:
Class A	$257,702,562	$889,968,133	$620,388,846
Class C	$33,282,242	$73,065,874	$64,063,612
Class R	$7,777,276	$20,690,294	$16,855,074
Class S	$1,877,447	$22,788,430	$26,008,935
Class Y	$9,457,046	$10,233,340	$10,355,928
Class R5	$10,933	$32,865	$14,210
Class R6	$10,137	$10,700	$10,001

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	22,474,442	56,364,837	47,862,170
Class C	2,934,038	4,670,844	4,983,301
Class R	680,920	1,313,298	1,303,577
Class S	163,514	1,445,155	2,007,565
Class Y	825,684	649,997	797,742
Class R5	949	2,072	1,091
Class R6	880	675	768
Class A:
Net asset value per share	$11.47	$15.79	$12.96
Maximum offering price per share (Net asset value ÷ 94.50%)	$12.14	$16.71	$13.71
Class C:
Net asset value and offering price per share	$11.34	$15.64	$12.86
Class R:
Net asset value and offering price per share	$11.42	$15.75	$12.93
Class S:
Net asset value and offering price per share	$11.48	$15.77	$12.96
Class Y:
Net asset value and offering price per share	$11.45	$15.74	$12.98
Class R5:
Net asset value and offering price per share	$11.52	$15.86	$13.02
Class R6:
Net asset value and offering price per share	$11.52	$15.85	$13.02
Cost of Investments in affiliated underlying funds	$281,695,240	$877,752,543	$636,523,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Allocation Funds

Statements of Operations

For the year ended December 31, 2019

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$10,325,099	$21,860,761	$19,641,727

Expenses:

Administrative services fees	42,001	138,077	99,927

Custodian fees	3,132	4,920	2,918

Distribution fees:

Class A	606,511	2,110,226	1,470,072

Class C	343,216	778,776	667,553

Class R	39,781	101,291	78,396

Class S	2,811	33,134	38,367

Transfer agent fees – A, C, R, S and Y	444,454	1,883,479	1,072,999

Transfer agent fees – R5	13	30	14

Transfer agent fees – R6	12	11	10

Trustees’ and officers’ fees and benefits	23,023	32,105	28,521

Registration and filing fees	102,905	121,746	114,809

Reports to shareholders	23,943	109,850	53,243

Professional services fees	41,694	44,487	29,619
Other	13,706	17,554	11,993
Total expenses	1,687,202	5,375,686	3,668,441

Less: Expense offset arrangement(s)	(2,547)	(18,203)	(11,451)
Net expenses	1,684,655	5,357,483	3,656,990
Net investment income	8,640,444	16,503,278	15,984,737

Realized and unrealized gain from:
Net realized gain from:
Affiliated underlying fund shares	7,010,333	41,910,152	25,523,250
Capital gain distributions from affiliated underlying fund shares	3,786,701	23,614,719	13,630,684
	10,797,034	65,524,871	39,153,934
Change in net unrealized appreciation of affiliated underlying fund shares	19,685,915	97,968,015	58,523,981
Net realized and unrealized gain	30,482,949	163,492,886	97,677,915
Net increase in net assets resulting from operations	$39,123,393	$179,996,164	$113,662,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Allocation Funds

Statements of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund
	2019	2018	2019	2018
Operations:
Net investment income	$8,640,444	$6,936,839	$16,503,278	$11,741,028
Net realized gain	10,797,034	3,499,031	65,524,871	66,596,411
Change in net unrealized appreciation (depreciation)	19,685,915	(24,142,324)	97,968,015	(160,418,461)
Net increase (decrease) in net assets resulting from operations	39,123,393	(13,706,454)	179,996,164	(82,081,022)

Distributions to shareholders from distributable earnings:
Class A	(15,739,764)	(8,340,735)	(79,130,161)	(17,522,870)
Class C	(1,798,827)	(1,870,547)	(6,127,673)	(1,856,358)
Class R	(470,227)	(278,515)	(1,777,440)	(384,611)
Class S	(118,320)	(75,510)	(2,050,560)	(519,004)
Class Y	(623,354)	(258,394)	(941,627)	(221,599)
Class R5	(735)	(444)	(3,119)	(698)
Class R6	(681)	(410)	(1,074)	(273)
Total distributions from distributable earnings	(18,751,908)	(10,824,555)	(90,031,654)	(20,505,413)

Share transactions–net:
Class A	31,401,541	(5,584,995)	75,370,582	(21,391,776)
Class B	–	(2,801,615)	–	(14,722,590)
Class C	(26,851,515)	(7,662,374)	(55,723,556)	(14,577,114)
Class R	(188,658)	(295,267)	546,071	(1,257,123)
Class S	(70,180)	(132,940)	21,581	(2,285,896)
Class Y	2,634,664	563,526	1,160,206	(1,349,938)
Class R5	–	–	5,171	3,107
Class R6	–	–	–	–
Net increase (decrease) in net assets resulting from share transactions	6,925,852	(15,913,665)	21,380,055	(55,581,330)
Net increase (decrease) in net assets	27,297,337	(40,444,674)	111,344,565	(158,167,765)

Net assets:
Beginning of year	282,820,306	323,264,980	905,445,071	1,063,612,836
End of year	$310,117,643	$282,820,306	$1,016,789,636	$905,445,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Allocation Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Moderate Allocation Fund
	2019	2018
Operations:
Net investment income	$15,984,737	$12,148,993
Net realized gain	39,153,934	30,096,241
Change in net unrealized appreciation (depreciation)	58,523,981	(88,718,936)
Net increase (decrease) in net assets resulting from operations	113,662,652	(46,473,702)

Distributions to shareholders from distributable earnings:
Class A	(50,858,060)	(30,687,111)
Class C	(4,857,219)	(5,671,699)
Class R	(1,317,512)	(810,973)
Class S	(2,182,032)	(1,510,158)
Class Y	(855,231)	(444,443)
Class R5	(1,295)	(871)
Class R6	(911)	(613)
Total distributions from distributable earnings	(60,072,260)	(39,125,868)

Share transactions–net:
Class A	66,622,686	(8,113,900)
Class B	–	(7,059,605)
Class C	(48,732,799)	(12,446,560)
Class R	1,555,670	368,658
Class S	(410,508)	(1,563,032)
Class Y	3,013,481	(126,480)
Class R5	–	–
Class R6	–	–
Net increase (decrease) in net assets resulting from share transactions	22,048,530	(28,940,919)
Net increase (decrease) in net assets	75,638,922	(114,540,489)

Net assets:
Beginning of year	662,057,684	776,598,173
End of year	$737,696,606	$662,057,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Allocation Funds

Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover(e)
Class A
Year ended 12/31/19	$10.68	$0.35	$1.18	$1.53	$(0.35)	$(0.39)	$(0.74)	$11.47	14.39%	$257,703	0.48	%(f)	0.48	%(f)	3.01	%(f)	28%
Year ended 12/31/18	11.63	0.28	(0.80)	(0.52)	(0.28)	(0.15)	(0.43)	10.68	(4.50)	210,248	0.50		0.50		2.43		23
Year ended 12/31/17	11.13	0.24	0.63	0.87	(0.34)	(0.03)	(0.37)	11.63	7.87	233,998	0.53		0.53		2.11		11
Year ended 12/31/16	10.70	0.23	0.47	0.70	(0.22)	(0.05)	(0.27)	11.13	6.63	239,626	0.50		0.50		2.16		45
Year ended 12/31/15	11.34	0.26	(0.60)	(0.34)	(0.30)	–	(0.30)	10.70	(3.07)	246,518	0.51		0.51		2.24		12
Class C
Year ended 12/31/19	10.57	0.26	1.16	1.42	(0.26)	(0.39)	(0.65)	11.34	13.45	33,282	1.23	(f)	1.23	(f)	2.26	(f)	28
Year ended 12/31/18	11.51	0.19	(0.79)	(0.60)	(0.19)	(0.15)	(0.34)	10.57	(5.21)	57,060	1.25		1.25		1.68		23
Year ended 12/31/17	11.02	0.16	0.61	0.77	(0.25)	(0.03)	(0.28)	11.51	7.02	69,800	1.28		1.28		1.36		11
Year ended 12/31/16	10.59	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.02	5.88	70,906	1.25		1.25		1.41		45
Year ended 12/31/15	11.23	0.17	(0.60)	(0.43)	(0.21)	–	(0.21)	10.59	(3.86)	73,617	1.26		1.26		1.49		12
Class R
Year ended 12/31/19	10.64	0.32	1.17	1.49	(0.32)	(0.39)	(0.71)	11.42	14.05	7,777	0.73	(f)	0.73	(f)	2.76	(f)	28
Year ended 12/31/18	11.58	0.25	(0.79)	(0.54)	(0.25)	(0.15)	(0.40)	10.64	(4.68)	7,410	0.75		0.75		2.18		23
Year ended 12/31/17	11.09	0.21	0.62	0.83	(0.31)	(0.03)	(0.34)	11.58	7.52	8,359	0.78		0.78		1.86		11
Year ended 12/31/16	10.66	0.21	0.47	0.68	(0.20)	(0.05)	(0.25)	11.09	6.38	9,534	0.75		0.75		1.91		45
Year ended 12/31/15	11.30	0.23	(0.60)	(0.37)	(0.27)	–	(0.27)	10.66	(3.34)	10,448	0.76		0.76		1.99		12
Class S
Year ended 12/31/19	10.70	0.36	1.17	1.53	(0.36)	(0.39)	(0.75)	11.48	14.39	1,877	0.38	(f)	0.38	(f)	3.11	(f)	28
Year ended 12/31/18	11.64	0.29	(0.79)	(0.50)	(0.29)	(0.15)	(0.44)	10.70	(4.31)	1,814	0.40		0.40		2.53		23
Year ended 12/31/17	11.14	0.26	0.62	0.88	(0.35)	(0.03)	(0.38)	11.64	7.97	2,106	0.43		0.43		2.21		11
Year ended 12/31/16	10.71	0.25	0.46	0.71	(0.23)	(0.05)	(0.28)	11.14	6.73	2,162	0.40		0.40		2.26		45
Year ended 12/31/15	11.36	0.26	(0.60)	(0.34)	(0.31)	–	(0.31)	10.71	(3.05)	2,226	0.41		0.41		2.34		12
Class Y
Year ended 12/31/19	10.67	0.37	1.18	1.55	(0.38)	(0.39)	(0.77)	11.45	14.59	9,457	0.23	(f)	0.23	(f)	3.26	(f)	28
Year ended 12/31/18	11.62	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.67	(4.27)	6,268	0.25		0.25		2.68		23
Year ended 12/31/17	11.12	0.27	0.63	0.90	(0.37)	(0.03)	(0.40)	11.62	8.15	6,232	0.28		0.28		2.36		11
Year ended 12/31/16	10.69	0.26	0.47	0.73	(0.25)	(0.05)	(0.30)	11.12	6.90	4,767	0.25		0.25		2.41		45
Year ended 12/31/15	11.33	0.28	(0.60)	(0.32)	(0.32)	–	(0.32)	10.69	(2.83)	4,498	0.26		0.26		2.49		12
Class R5
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	(0.77)	11.52	14.69	11	0.19	(f)	0.20	(f)	3.30	(f)	28
Year ended 12/31/18	11.68	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.73	(4.18)	10	0.21		0.21		2.72		23
Year ended 12/31/17	11.18	0.28	0.62	0.90	(0.37)	(0.03)	(0.40)	11.68	8.16	11	0.24		0.24		2.40		11
Year ended 12/31/16	10.74	0.27	0.48	0.75	(0.26)	(0.05)	(0.31)	11.18	7.03	14	0.20		0.20		2.46		45
Year ended 12/31/15	11.40	0.29	(0.62)	(0.33)	(0.33)	–	(0.33)	10.74	(2.92)	13	0.20		0.20		2.55		12
Class R6
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	(0.77)	11.52	14.69	10	0.19	(f)	0.20	(f)	3.30	(f)	28
Year ended 12/31/18	11.67	0.31	(0.79)	(0.48)	(0.31)	(0.15)	(0.46)	10.73	(4.10)	9	0.21		0.21		2.72		23
Year ended 12/31/17(g)	11.40	0.21	0.40	0.61	(0.31)	(0.03)	(0.34)	11.67	5.38	10	0.24	(h)	0.24	(h)	2.40	(h)	11

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.51%, 0.53%, 0.53%, 0.55% and 0.63% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $242,605, $34,322, $7,956, $1,874, $9,404, $11 and $10 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Allocation Funds

Financial Highlights–(continued)

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover(e)
Class A
Year ended 12/31/19	$14.37	$0.28	$2.68	$2.96	$(0.22)	$(1.32)	$(1.54)	$15.79	20.59%	$889,968	0.49	%(f)	0.49	%(f)	1.76	%(f)	32%
Year ended 12/31/18	16.05	0.20	(1.53)	(1.33)	(0.20)	(0.15)	(0.35)	14.37	(8.27)	739,240	0.50		0.50		1.26		16
Year ended 12/31/17	14.12	0.20	2.02	2.22	(0.29)	–	(0.29)	16.05	15.77	844,780	0.55		0.55		1.32		14
Year ended 12/31/16	13.09	0.16	1.03	1.19	(0.16)	–	(0.16)	14.12	9.08	793,403	0.54		0.54		1.21		52
Year ended 12/31/15	13.95	0.16	(0.81)	(0.65)	(0.21)	–	(0.21)	13.09	(4.68)	787,598	0.53		0.53		1.15		15
Class C
Year ended 12/31/19	14.26	0.16	2.64	2.80	(0.10)	(1.32)	(1.42)	15.64	19.64	73,066	1.24	(f)	1.24	(f)	1.01	(f)	32
Year ended 12/31/18	15.91	0.08	(1.51)	(1.43)	(0.07)	(0.15)	(0.22)	14.26	(8.95)	118,925	1.25		1.25		0.51		16
Year ended 12/31/17	14.00	0.09	1.99	2.08	(0.17)	–	(0.17)	15.91	14.86	147,229	1.30		1.30		0.57		14
Year ended 12/31/16	12.97	0.06	1.02	1.08	(0.05)	–	(0.05)	14.00	8.30	144,077	1.29		1.29		0.46		52
Year ended 12/31/15	13.81	0.06	(0.80)	(0.74)	(0.10)	–	(0.10)	12.97	(5.40)	149,087	1.28		1.28		0.40		15
Class R
Year ended 12/31/19	14.34	0.24	2.66	2.90	(0.17)	(1.32)	(1.49)	15.75	20.26	20,690	0.74	(f)	0.74	(f)	1.51	(f)	32
Year ended 12/31/18	16.01	0.16	(1.52)	(1.36)	(0.16)	(0.15)	(0.31)	14.34	(8.49)	18,275	0.75		0.75		1.01		16
Year ended 12/31/17	14.09	0.16	2.01	2.17	(0.25)	–	(0.25)	16.01	15.43	21,598	0.80		0.80		1.07		14
Year ended 12/31/16	13.06	0.13	1.02	1.15	(0.12)	–	(0.12)	14.09	8.82	22,386	0.79		0.79		0.96		52
Year ended 12/31/15	13.91	0.12	(0.80)	(0.68)	(0.17)	–	(0.17)	13.06	(4.89)	24,382	0.78		0.78		0.90		15
Class S
Year ended 12/31/19	14.35	0.30	2.67	2.97	(0.23)	(1.32)	(1.55)	15.77	20.73	22,788	0.39	(f)	0.39	(f)	1.86	(f)	32
Year ended 12/31/18	16.03	0.22	(1.53)	(1.31)	(0.22)	(0.15)	(0.37)	14.35	(8.17)	20,700	0.40		0.40		1.36		16
Year ended 12/31/17	14.10	0.22	2.02	2.24	(0.31)	–	(0.31)	16.03	15.90	25,358	0.45		0.45		1.42		14
Year ended 12/31/16	13.08	0.18	1.01	1.19	(0.17)	–	(0.17)	14.10	9.12	23,344	0.44		0.44		1.31		52
Year ended 12/31/15	13.93	0.17	(0.80)	(0.63)	(0.22)	–	(0.22)	13.08	(4.51)	23,234	0.43		0.43		1.25		15
Class Y
Year ended 12/31/19	14.33	0.32	2.67	2.99	(0.26)	(1.32)	(1.58)	15.74	20.86	10,233	0.24	(f)	0.24	(f)	2.01	(f)	32
Year ended 12/31/18	16.02	0.24	(1.54)	(1.30)	(0.24)	(0.15)	(0.39)	14.33	(8.08)	8,271	0.25		0.25		1.51		16
Year ended 12/31/17	14.09	0.24	2.02	2.26	(0.33)	–	(0.33)	16.02	16.08	10,561	0.30		0.30		1.57		14
Year ended 12/31/16	13.06	0.20	1.02	1.22	(0.19)	–	(0.19)	14.09	9.38	6,816	0.29		0.29		1.46		52
Year ended 12/31/15	13.92	0.19	(0.81)	(0.62)	(0.24)	–	(0.24)	13.06	(4.43)	5,657	0.28		0.28		1.40		15
Class R5
Year ended 12/31/19	14.42	0.34	2.69	3.03	(0.27)	(1.32)	(1.59)	15.86	21.05	33	0.15	(f)	0.15	(f)	2.10	(f)	32
Year ended 12/31/18	16.12	0.26	(1.56)	(1.30)	(0.25)	(0.15)	(0.40)	14.42	(8.02)	25	0.16		0.16		1.60		16
Year ended 12/31/17	14.17	0.26	2.04	2.30	(0.35)	–	(0.35)	16.12	16.26	25	0.19		0.19		1.68		14
Year ended 12/31/16	13.14	0.21	1.03	1.24	(0.21)	–	(0.21)	14.17	9.45	12	0.16		0.16		1.59		52
Year ended 12/31/15	14.00	0.22	(0.82)	(0.60)	(0.26)	–	(0.26)	13.14	(4.28)	11	0.16		0.16		1.52		15
Class R6
Year ended 12/31/19	14.42	0.34	2.68	3.02	(0.27)	(1.32)	(1.59)	15.85	20.98	11	0.15	(f)	0.15	(f)	2.10	(f)	32
Year ended 12/31/18	16.11	0.26	(1.55)	(1.29)	(0.25)	(0.15)	(0.40)	14.42	(7.96)	10	0.16		0.16		1.60		16
Year ended 12/31/17(g)	14.84	0.19	1.43	1.62	(0.35)	–	(0.35)	16.11	10.94	11	0.20	(h)	0.20	(h)	1.67	(h)	14

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.58%, 0.55%, 0.58%, 0.61% and 0.69% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $844,090, $77,878, $20,258, $22,089, $9,371, $30 and $11 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Allocation Funds

Financial Highlights–(continued)

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover(e)
Class A
Year ended 12/31/19	$11.99	$0.31	$1.80	$2.11	$(0.30)	$(0.84)	$(1.14)	$12.96	17.72%	$620,389	0.45	%(f)	0.45	%(f)	2.34	%(f)	33%
Year ended 12/31/18	13.62	0.24	(1.11)	(0.87)	(0.28)	(0.48)	(0.76)	11.99	(6.46)	510,795	0.46		0.46		1.78		20
Year ended 12/31/17	12.57	0.23	1.35	1.58	(0.33)	(0.20)	(0.53)	13.62	12.66	584,747	0.49		0.49		1.73		12
Year ended 12/31/16	11.83	0.20	0.77	0.97	(0.23)	–	(0.23)	12.57	8.22	580,922	0.48		0.48		1.66		47
Year ended 12/31/15	12.58	0.21	(0.73)	(0.52)	(0.23)	–	(0.23)	11.83	(4.18)	607,469	0.47		0.47		1.68		14
Class C
Year ended 12/31/19	11.89	0.21	1.80	2.01	(0.20)	(0.84)	(1.04)	12.86	16.97	64,064	1.20	(f)	1.20	(f)	1.59	(f)	33
Year ended 12/31/18	13.51	0.14	(1.11)	(0.97)	(0.17)	(0.48)	(0.65)	11.89	(7.17)	105,839	1.21		1.21		1.03		20
Year ended 12/31/17	12.48	0.13	1.33	1.46	(0.23)	(0.20)	(0.43)	13.51	11.73	132,379	1.24		1.24		0.98		12
Year ended 12/31/16	11.74	0.11	0.76	0.87	(0.13)	–	(0.13)	12.48	7.47	130,220	1.23		1.23		0.91		47
Year ended 12/31/15	12.48	0.12	(0.72)	(0.60)	(0.14)	–	(0.14)	11.74	(4.87)	141,890	1.22		1.22		0.93		14
Class R
Year ended 12/31/19	11.96	0.27	1.81	2.08	(0.27)	(0.84)	(1.11)	12.93	17.47	16,855	0.70	(f)	0.70	(f)	2.09	(f)	33
Year ended 12/31/18	13.59	0.20	(1.11)	(0.91)	(0.24)	(0.48)	(0.72)	11.96	(6.72)	14,152	0.71		0.71		1.53		20
Year ended 12/31/17	12.55	0.20	1.34	1.54	(0.30)	(0.20)	(0.50)	13.59	12.32	15,614	0.74		0.74		1.48		12
Year ended 12/31/16	11.81	0.17	0.77	0.94	(0.20)	–	(0.20)	12.55	7.97	17,279	0.73		0.73		1.41		47
Year ended 12/31/15	12.55	0.18	(0.72)	(0.54)	(0.20)	–	(0.20)	11.81	(4.35)	17,870	0.72		0.72		1.43		14
Class S
Year ended 12/31/19	11.98	0.32	1.82	2.14	(0.32)	(0.84)	(1.16)	12.96	17.94	26,009	0.35	(f)	0.35	(f)	2.44	(f)	33
Year ended 12/31/18	13.61	0.25	(1.11)	(0.86)	(0.29)	(0.48)	(0.77)	11.98	(6.37)	24,422	0.36		0.36		1.88		20
Year ended 12/31/17	12.57	0.24	1.35	1.59	(0.35)	(0.20)	(0.55)	13.61	12.70	29,134	0.36		0.39		1.83		12
Year ended 12/31/16	11.83	0.21	0.77	0.98	(0.24)	–	(0.24)	12.57	8.33	27,441	0.38		0.38		1.76		47
Year ended 12/31/15	12.58	0.22	(0.73)	(0.51)	(0.24)	–	(0.24)	11.83	(4.08)	27,124	0.37		0.37		1.78		14
Class Y
Year ended 12/31/19	12.01	0.34	1.81	2.15	(0.34)	(0.84)	(1.18)	12.98	18.00	10,356	0.20	(f)	0.20	(f)	2.59	(f)	33
Year ended 12/31/18	13.63	0.27	(1.10)	(0.83)	(0.31)	(0.48)	(0.79)	12.01	(6.14)	6,827	0.21		0.21		2.03		20
Year ended 12/31/17	12.59	0.26	1.34	1.60	(0.36)	(0.20)	(0.56)	13.63	12.85	7,880	0.24		0.24		1.98		12
Year ended 12/31/16	11.85	0.23	0.77	1.00	(0.26)	–	(0.26)	12.59	8.48	5,611	0.23		0.23		1.91		47
Year ended 12/31/15	12.60	0.24	(0.73)	(0.49)	(0.26)	–	(0.26)	11.85	(3.92)	4,788	0.22		0.22		1.93		14
Class R5
Year ended 12/31/19	12.05	0.35	1.81	2.16	(0.35)	(0.84)	(1.19)	13.02	18.00	14	0.14	(f)	0.14	(f)	2.65	(f)	33
Year ended 12/31/18	13.68	0.28	(1.11)	(0.83)	(0.32)	(0.48)	(0.80)	12.05	(6.14)	13	0.16		0.16		2.08		20
Year ended 12/31/17	12.63	0.27	1.35	1.62	(0.37)	(0.20)	(0.57)	13.68	12.97	15	0.18		0.18		2.04		12
Year ended 12/31/16	11.89	0.24	0.77	1.01	(0.27)	–	(0.27)	12.63	8.53	14	0.17		0.17		1.97		47
Year ended 12/31/15	12.62	0.26	(0.76)	(0.50)	(0.23)	–	(0.23)	11.89	(4.03)	13	0.16		0.16		1.99		14
Class R6
Year ended 12/31/19	12.04	0.35	1.82	2.17	(0.35)	(0.84)	(1.19)	13.02	18.11	10	0.14	(f)	0.14	(f)	2.65	(f)	33
Year ended 12/31/18	13.67	0.28	(1.11)	(0.83)	(0.32)	(0.48)	(0.80)	12.04	(6.15)	9	0.16		0.16		2.08		20
Year ended 12/31/17(g)	13.03	0.20	0.94	1.14	(0.30)	(0.20)	(0.50)	13.67	8.80	11	0.18	(h)	0.18	(h)	2.04	(h)	12

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.55%, 0.56%, 0.56%, 0.58% and 0.62% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $588,029, $66,755, $15,679, $25,578, $8,622, $14 and $10 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Allocation Funds

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Funds or each class will be voted on exclusively by the shareholders of a Fund or each class.

The investment objectives of the Funds are: total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the

32	Invesco Allocation Funds

event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Conservative Allocation Fund and Invesco Moderate Allocation Fund generally declare and pay dividends from net investment income, if any, quarterly. Invesco Growth Allocation Fund generally declares and pays dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally declared and paid annually and recorded on the ex-dividend date. The funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the

33	Invesco Allocation Funds

Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through June 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or nonroutine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
Invesco Conservative Allocation Fund	1.50%	2.25%	1.75%	1.40%	1.25%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.25%	1.90%	1.75%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	1.75%	1.40%	1.25%	1.25%	1.25%

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Funds that IDI retained the following front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charge	Contingent Deferred Sales Charges
	Class A	Class A	Class C
Invesco Conservative Allocation Fund	$40,207	$456	$1,523
Invesco Growth Allocation Fund	157,644	6,617	6,322
Invesco Moderate Allocation Fund	69,245	11,198	4,451

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

34	Invesco Allocation Funds

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$2,547
Invesco Growth Allocation Fund	18,203
Invesco Moderate Allocation Fund	11,451

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	December 31, 2019			December 31, 2018
	Ordinary income	Long-term capital gains	Total distributions	Ordinary Income	Long-Term Capital Gains	Total distributions
Invesco Conservative Allocation Fund	$9,380,510	$9,371,398	$18,751,908	$6,822,854	$4,001,701	$10,824,555
Invesco Growth Allocation Fund	13,021,749	77,009,905	90,031,654	11,195,097	9,310,316	20,505,413
Invesco Moderate Allocation Fund	16,289,360	43,782,900	60,072,260	15,067,636	24,058,232	39,125,868

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net unrealized Appreciation Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Post-October Deferrals	Shares of Beneficial Interest	Total Net Assets
Invesco Conservative Allocation Fund	$115,119	$3,804,755	$22,570,712	$(80,028)	$–	$–	$283,707,085	$310,117,643
Invesco Growth Allocation Fund	11,459,319	22,489,886	134,273,694	(180,105)	–	–	848,746,842	1,016,789,636
Invesco Moderate Allocation Fund	1,780,715	13,197,180	93,726,931	(131,617)	–	–	629,123,397	737,696,606

35	Invesco Allocation Funds

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds do not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2019*		At December 31, 2019
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Conservative Allocation Fund	$ 83,783,529	$ 83,476,435	$287,931,793	$ 23,982,923	$ (1,412,211)	$ 22,570,712
Invesco Growth Allocation Fund	307,328,952	335,718,120	883,563,017	154,840,508	(20,566,814)	134,273,694
Invesco Moderate Allocation Fund	231,236,053	237,139,560	646,821,200	102,778,578	(9,051,647)	93,726,931

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2019, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets or the distributable earnings of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Conservative Allocation Fund	$ (25,236)	$ 25,236	$–
Invesco Growth Allocation Fund	1,221,435	(1,221,435)	–
Invesco Moderate Allocation Fund	497,414	(497,414)	–

36	Invesco Allocation Funds

NOTE 10–Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	3,647,941	$ 42,214,594	2,555,490	$ 28,980,559
Class C	787,692	8,977,542	878,305	9,875,535
Class R	203,322	2,333,044	120,856	1,381,187
Class S	4,052	46,992	4,826	56,118
Class Y	871,556	9,962,084	240,755	2,745,648

Issued as reinvestment of dividends:
Class A	1,274,839	14,610,530	714,730	7,833,511
Class C	151,745	1,721,123	166,465	1,795,135
Class R	40,539	463,185	25,151	273,983
Class S	10,285	118,133	6,874	75,510
Class Y	51,860	594,040	21,806	238,509

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	203,968	2,419,061
Class B	-	-	(206,581)	(2,419,061)

Automatic conversion of Class C shares to Class A shares:
Class A	2,390,182	26,453,324	-	-
Class C	(2,416,618)	(26,453,324)	-	-

Reacquired:
Class A	(4,517,172)	(51,876,907)	(3,919,999)	(44,818,126)
Class B(c)	-	-	(32,799)	(382,554)
Class C	(984,631)	(11,096,856)	(1,713,630)	(19,333,044)
Class R	(259,143)	(2,984,887)	(171,396)	(1,950,437)
Class S	(20,392)	(235,305)	(23,013)	(264,568)
Class Y	(685,014)	(7,921,460)	(211,742)	(2,420,631)
Net increase (decrease) in share activity	551,043	$ 6,925,852	(1,339,934)	$(15,913,665)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

37	Invesco Allocation Funds

NOTE 10–Share Information–(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	5,178,347	$83,577,866	4,996,304	$78,950,121
Class B(b)	-	-	1,740	28,065
Class C	796,933	12,605,734	1,136,892	17,946,023
Class R	193,300	3,093,701	228,048	3,626,286
Class S	36,271	576,043	38,149	610,552
Class Y	228,067	3,665,260	333,116	5,311,566
Class R5	215	3,504	173	2,811

Issued as reinvestment of dividends:
Class A	4,862,997	76,689,471	1,193,717	17,022,412
Class C	384,112	6,003,711	126,268	1,787,955
Class R	112,924	1,777,379	27,027	384,590
Class S	130,194	2,050,560	36,447	519,004
Class Y	53,818	846,018	13,492	191,864
Class R5	110	1,731	24	346

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	787,184	13,264,060
Class B	-	-	(795,304)	(13,264,060)

Automatic conversion of Class C shares to Class A shares:
Class A	3,518,470	53,798,632	-	-
Class C	(3,547,915)	(53,798,632)	-	-

Reacquired:
Class A	(8,642,558)	(138,695,387)	(8,160,065)	(130,628,369)
Class B(b)	-	-	(90,094)	(1,486,595)
Class C	(1,301,818)	(20,534,369)	(2,175,997)	(34,311,092)
Class R	(267,380)	(4,325,009)	(329,273)	(5,267,999)
Class S	(163,732)	(2,605,022)	(213,655)	(3,415,452)
Class Y	(209,032)	(3,351,072)	(428,855)	(6,853,368)
Class R5	(4)	(64)	(3)	(50)
Net increase (decrease) in share activity	1,363,319	$21,380,055	(3,274,665)	$(55,581,330)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

38	Invesco Allocation Funds

NOTE 10–Share Information–(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	5,436,904	$71,801,400	4,140,353	$55,071,291
Class B(b)	-	-	1,039	14,525
Class C	894,789	11,667,341	1,201,469	15,918,283
Class R	349,311	4,581,335	302,264	4,053,268
Class S	76,028	995,778	50,909	687,193
Class Y	351,120	4,613,215	253,981	3,442,400

Issued as reinvestment of dividends:
Class A	3,740,083	48,522,513	2,416,080	29,523,976
Class C	365,009	4,693,683	448,499	5,386,314
Class R	101,791	1,316,362	66,656	809,424
Class S	168,135	2,180,990	123,444	1,509,511
Class Y	60,256	783,266	32,334	396,709

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	427,234	6,032,546
Class B	-	-	(430,593)	(6,032,546)

Automatic conversion of Class C shares to Class A shares:
Class A	3,740,221	47,061,522	-	-
Class C	(3,773,301)	(47,061,522)	-	-

Reacquired:
Class A	(7,653,676)	(100,762,749)	(7,330,635)	(98,741,713)
Class B(b)	-	-	(74,809)	(1,041,584)
Class C	(1,401,033)	(18,032,301)	(2,550,842)	(33,751,157)
Class R	(330,553)	(4,342,027)	(335,165)	(4,494,034)
Class S	(274,338)	(3,587,276)	(277,273)	(3,759,736)
Class Y	(182,260)	(2,383,000)	(295,716)	(3,965,589)
Net increase (decrease) in share activity	1,668,486	$22,048,530	(1,830,771)	$(28,940,919)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Significant Event

The Board of Trustees of Invesco Moderate Allocation Fund (the “Target Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all of its assets and liabilities to Invesco Oppenheimer Portfolio Series: Moderate Investor Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

Additionally, effective on or about May 15, 2020, the name of the Conservative Allocation Fund and Growth Allocation Fund will change to Invesco Select Risk: Moderately Conservative Investor Fund and Invesco Select Risk: Growth Investor Fund, respectively.

39	Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (three of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40	Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,039.70	$2.42	$1,022.84	$2.40	0.47%
Class C	1,000.00	1,035.10	6.26	1,019.06	6.21	1.22
Class R	1,000.00	1,037.60	3.70	1,021.58	3.67	0.72
Class S	1,000.00	1,039.30	1.90	1,023.34	1.89	0.37
Class Y	1,000.00	1,040.20	1.13	1,024.10	1.12	0.22
Class R5	1,000.00	1,041.20	0.93	1,024.30	0.92	0.18
Class R6	1,000.00	1,040.30	0.93	1,024.30	0.92	0.18

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

41	Invesco Allocation Funds

Invesco Growth Allocation Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,058.60	$2.54	$1,022.74	$2.50	0.49%
Class C	1,000.00	1,054.50	6.42	1,018.95	6.31	1.24
Class R	1,000.00	1,056.70	3.84	1,021.48	3.77	0.74
Class S	1,000.00	1,059.00	2.02	1,023.24	1.99	0.39
Class Y	1,000.00	1,059.30	1.25	1,024.00	1.22	0.24
Class R5	1,000.00	1,059.80	0.73	1,024.50	0.71	0.14
Class R6	1,000.00	1,059.80	0.73	1,024.50	0.71	0.14

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Moderate Allocation Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,050.50	$2.33	$1,022.94	$2.29	0.45%
Class C	1,000.00	1,046.80	6.19	1,019.16	6.11	1.20
Class R	1,000.00	1,049.30	3.62	1,021.68	3.57	0.70
Class S	1,000.00	1,051.00	1.81	1,023.44	1.79	0.35
Class Y	1,000.00	1,051.80	1.03	1,024.20	1.02	0.20
Class R5	1,000.00	1,052.70	0.72	1,024.50	0.71	0.14
Class R6	1,000.00	1,052.00	0.72	1,024.50	0.71	0.14

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42	Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2019:

Federal and State Income Tax

	Long Term Capital Gain Distributions	Qualified Dividend Income*	Qualified Business Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Conservative Allocation Fund	$9,371,398	24.63%	1.21%	19.53%	5.67%
Invesco Growth Allocation Fund	77,009,905	77.48%	1.01%	51.51%	4.13%
Invesco Moderate Allocation Fund	43,782,900	43.02%	1.45%	31.84%	6.27%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43	Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Interested Person

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)

Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7	Invesco Allocation Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-8	Invesco Allocation Funds

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 Invesco Distributors, Inc.	AAS-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Balanced-Risk Retirement Funds
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund

2

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

    As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal.

In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

3	Invesco Balanced-Risk Retirement Funds

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
	∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

4	Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2019, Class A shares of Invesco Balanced-Risk Retirement Now Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement Now Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.64%
Class AX Shares	9.51
Class C Shares	8.63
Class CX Shares	8.78
Class R Shares	9.22
Class RX Shares	9.22
Class Y Shares	9.78
Class R5 Shares	9.78
Class R6 Shares	9.78
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Balanced-Risk Retirement Now Index⬛ (Style-Specific Index)	12.57
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	22.16
Lipper Mixed-Asset Target Today Funds Index[t] (Peer Group Index)	13.50
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement Now Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2019, IBRA reported positive absolute performance as all three of the asset classes in which IBRA invests (stocks, bonds and commodities) contributed to Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s portfolio is constructed so that an approximately equal amount of risk comes from IBRA’s equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to equities, obtained through the use of swaps and futures, contributed to IBRA’s results for the year with all six markets in which it invests delivering positive returns. Equity markets applauded January’s pivot in central bank policy and optimism in trade relations between the US and China. European stocks were the top equity contributor for IBRA for the year as the region’s markets arguably had the most to gain from the central bank pivot given the eurozone economy has been teetering on the edge of recession. US large-cap stocks closed at all-time highs on the strength of cyclical sectors including technology, industrials and financials, while US small-cap stocks finished the year up and close to their all-time high reached in August 2018. Japanese equities contributed as October saw the nation reach a trade deal with the US that focused on agricultural goods, while December’s Phase One trade deal provided additional relief to the export-focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. UK stocks found positive footing after years of drama surrounding the ongoing challenge to leave the European Union (Brexit). UK stocks reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted smaller gains as losses in the second half of the year reduced their first-half advance while the city has been mired in civil unrest. Abrupt price trend reversals during most of the year were challenging for IBRA’s tactical stock positioning but the rally in the fourth quarter combined with an overweight position resulted in gains.

    IBRA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to its performance for the year with all six markets in which the Fund invests posting positive performance. Australian government bonds led performance as the Reserve Bank of Australia (RBA) cut interest rates three times in June, July and October. Prices were also supported

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets**

Equity	48.25%	29.18%
Fixed Income	25.34	41.35
Commodities	22.92	17.93
Cash	3.49	39.94
Total	100.00%	128.40%

*	Based on the expected market exposure through investments in the underlying funds.

**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$18.5 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols

Class A	IANAX
Class AX	VIRAX
Class C	IANCX
Class CX	VIRCX
Class R	IANRX
Class Y	IANYX
Class R5	IANIX
Class R6	IANFX
Class RX	VIRRX

5	Invesco Balanced-Risk Retirement Funds

by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the US. US Treasury prices rose as the US Federal Reserve surrendered to market pressure and decreased rates three times (August, September and October). Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year which was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as gilt yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from IBRA’s portfolio in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. Negative interest rates in Japan also caused the market to be removed from the portfolio in February through the remainder of the year. IBRA’s tactical positioning in bonds benefitted from overweight exposure relative to strategic positioning during the first half of the year.

IBRA’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to its performance for the year due to higher energy and precious metal prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary factors affecting commodity prices were the stable strength of the US dollar and concerns about demand given lower global growth.

Energy was the top contributor to IBRA’s performance within the commodity asset class with five of its six exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. OPEC’s production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that it would deepen production cuts in 2020. Oil prices saw Brent oil outpace West Texas Intermediate oil, while both pushed unleaded gasoline to a sub-complex leading gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall nearly 40%. Performance within metals sub-

complexes was mixed. Precious metals advanced as gold outpaced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that added to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally. Agriculture detracted from IBRA’s performance as it has been the complex the most directly impacted by the trade conflict and ongoing strength in the US dollar. Livestock posted negative performance due to an oversupply of lean hogs in the US, coupled with a lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the strategy because we constrain its allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer within agriculture as drought conditions in Brazil triggered supply fears. IBRA’s tactical positioning in commodities benefited from its underweight exposures to agriculture, industrial metals and natural gas.

Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Retirement Now Fund.

Portfolio managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

6                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2020 Fund

For the year ended December 31, 2019, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2020 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.99%
Class AX Shares	9.99
Class C Shares	9.24
Class CX Shares	9.25
Class R Shares	9.86
Class RX Shares	9.73
Class Y Shares	10.18
Class R5 Shares	10.24
Class R6 Shares	10.23
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Balanced-Risk Retirement 2020 Index⬛ (Style-Specific Index)	13.12
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	22.16
Lipper Mixed-Asset Target 2020 Funds Index◆ (Peer Group Index)	16.68
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2020 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2019, IBRA reported positive absolute performance as all three of the asset classes in which IBRA invests (stocks, bonds and commodities) contributed to Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s portfolio is constructed so that an approximately equal amount of risk comes from IBRA’s equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to equities, obtained through the use of swaps and futures, contributed to IBRA’s results for the year with all six markets in which it invests delivering positive returns. Equity markets applauded January’s pivot in central bank policy and optimism in trade relations between the US and China. European stocks were the top equity contributor for IBRA for the year as the region’s markets arguably had the most to gain from the central bank pivot given the eurozone economy has been teetering on the edge of recession. US large-cap stocks closed at all-time highs on the strength of cyclical sectors including technology, industrials and financials, while US small-cap stocks finished the year up and close to their all-time high reached in August 2018. Japanese equities contributed as October saw the nation reach a trade deal with the US that focused on agricultural goods, while December’s Phase One trade deal provided additional relief to the export-focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. UK stocks found positive footing after years of drama surrounding the ongoing challenge to leave the European Union (Brexit). UK stocks reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted smaller gains as losses in the second half of the year reduced their first-half advance while the city has been mired in civil unrest. Abrupt price trend reversals during most of the year were challenging for IBRA’s tactical stock positioning but the rally in the fourth quarter combined with an overweight position resulted in gains.

    IBRA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to its performance for the year with all six markets in which the Fund invests posting positive performance. Australian government bonds led performance as the Reserve Bank of Australia (RBA) cut interest rates three times in June, July and October. Prices were also supported

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets**

Equity	48.31%	29.56%
Fixed Income	25.37	41.89
Commodities	22.95	18.16
Cash	3.37	39.06
Total	100.00%	128.67%

*	Based on the expected market exposure through investments in the underlying funds.

**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$45.7 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols

Class A	AFTAX
Class AX	VRCAX
Class C	AFTCX
Class CX	VRCCX
Class R	ATFRX
Class Y	AFTYX
Class R5	AFTSX
Class R6	VRCFX
Class RX	VRCRX

7	Invesco Balanced-Risk Retirement Funds

by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the US. US Treasury prices rose as the US Federal Reserve surrendered to market pressure and decreased rates three times (August, September and October). Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year which was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as gilt yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from IBRA’s portfolio in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. Negative interest rates in Japan also caused the market to be removed from the portfolio in February through the remainder of the year. IBRA’s tactical positioning in bonds benefitted from overweight exposure relative to strategic positioning during the first half of the year.

IBRA’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to its performance for the year due to higher energy and precious metal prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary factors affecting commodity prices were the stable strength of the US dollar and concerns about demand given lower global growth.

Energy was the top contributor to IBRA’s performance within the commodity asset class with five of its six exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. OPEC’s production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that it would deepen production cuts in 2020. Oil prices saw Brent oil outpace West Texas Intermediate oil, while both pushed unleaded gasoline to a sub-complex leading gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall nearly 40%. Performance within metals sub-complexes was mixed. Precious metals advanced as gold outpaced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that added to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally. Agriculture detracted from IBRA’s performance as it has been the complex the most directly impacted by the trade conflict and ongoing strength in the US dollar. Livestock posted negative performance due to an oversupply of lean hogs in the US, coupled with a lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the strategy because we constrain its allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer within agriculture as drought conditions in Brazil triggered supply fears. IBRA’s tactical positioning in commodities benefited from its underweight exposures to agriculture, industrial metals and natural gas.

Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Retirement 2020 Fund.

Portfolio managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

8                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2030 Fund

For the year ended December 31, 2019, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2030 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.95%
Class AX Shares	14.93
Class C Shares	14.08
Class CX Shares	14.21
Class R Shares	14.66
Class RX Shares	14.66
Class Y Shares	15.29
Class R5 Shares	15.24
Class R6 Shares	15.24
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Balanced-Risk Retirement 2030 Index⬛ (Style-Specific Index)	20.02
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	22.16
Lipper Mixed-Asset Target 2030 Funds Index◆ (Peer Group Index)	20.26
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2030 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2019, IBRA and IBRAA reported positive absolute performance as all three of the asset classes in which IBRA and IBRAA invest (stocks, bonds and commodities)

contributed to Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s and IBRAA’s portfolios are constructed so that an approximately equal amount of risk comes from their equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposures to equities, obtained through the use of swaps and futures, contributed to results for the year with all six markets in which IBRA and IBRAA invest delivering positive returns. Equity markets applauded January’s pivot in central bank policy and optimism in trade relations between the US and China. European stocks were the top equity contributor for IBRA and IBRAA for the year as the region’s markets arguably had the most to gain from the central bank pivot given the eurozone economy has been teetering on the edge of recession. US large-cap stocks closed at all-time highs on the strength of cyclical sectors including technology, industrials and financials, while US small-cap stocks finished the year up and close to their all-time high reached in August 2018. Japanese equities contributed as October saw the nation reach a trade deal with the US that focused on agricultural goods, while December’s Phase One trade deal provided additional relief to the export-focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. UK stocks found positive footing after years of drama surrounding the ongoing challenge to leave the European Union (Brexit). UK stocks reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted smaller gains as losses in the second half of the year reduced their first-half advance while the city has been mired in civil unrest. Abrupt price trend reversals during most of the year were challenging for IBRA’s and IBRAA’s tactical stock positioning but the rally in the fourth quarter combined with an overweight position resulted in gains.

    Each of IBRA’s and IBRAA’s strategic exposures to global government bonds, obtained through the use of swaps and futures, contributed to Fund performance for the year with all six markets in which the Fund invests posting positive performance. Australian government

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets**

Equity	49.97%	48.11%
Fixed Income	26.24	68.18
Commodities	23.73	29.56
Cash	0.06	1.12
Total	100.00%	146.97%

*	Based on the expected market exposure through investments in the underlying funds.

**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$60.0 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols

Class A	TNAAX
Class AX	VREAX
Class C	TNACX
Class CX	VRECX
Class R	TNARX
Class Y	TNAYX
Class R5	TNAIX
Class R6	TNAFX
Class RX	VRERX

9	Invesco Balanced-Risk Retirement Funds

bonds led performance as the Reserve Bank of Australia (RBA) cut interest rates three times in June, July and October. Prices were also supported by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the US. US Treasury prices rose as the US Federal Reserve surrendered to market pressure and decreased rates three times (August, September and October). Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year which was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as gilt yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from IBRA’s and IBRAA’s portfolios in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. Negative interest rates in Japan also caused the market to be removed from the IBRA’s and IBRAA’s portfolios in February through the remainder of the year. IBRA’s and IBRAA’s tactical positioning in bonds benefitted from overweight exposure relative to the strategic positing during the first half of the year.

    IBRA’s and IBRAA’s strategic exposures to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to their performance for the year due to higher energy and precious metal prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary factors affecting commodity prices were the stable strength of the US dollar and concerns about demand given lower global growth.

    Energy was the top contributor to IBRA’s and IBRAA’s performance within the commodity asset class with five of six exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. OPEC’s production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that it would deepen production cuts in 2020. Oil prices saw Brent oil outpace West Texas

Intermediate oil, while both pushed unleaded gasoline to a sub-complex leading gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall nearly 40%. Performance within metals sub-complexes was mixed. Precious metals advanced as gold outpaced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that added to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally. Agriculture detracted from IBRA’s and IBRAA’s performance as it has been the complex the most directly impacted by the trade conflict and ongoing strength in the US dollar. Livestock posted negative performance due to an oversupply of lean hogs in the US, coupled with a lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the strategy because we constrain its allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer within agriculture as drought conditions in Brazil triggered supply fears. IBRA’s and IBRAA’s tactical positioning in commodities benefited from underweight exposures to agriculture, industrial metals and natural gas.

    Please note that each of IBRA’s and IBRAA’s strategies are principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2030 Fund.

1 Source: FactSet Research Systems Inc.

2 Source: Strategic Insight

3 Source: Internal Revenue Service

4 Source: The Bond Buyer

Portfolio managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

10                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2040 Fund

For the year ended December 31, 2019, Class A shares of Invesco Balanced-Risk Retirement 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2040 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.24%
Class AX Shares	17.26
Class C Shares	16.26
Class CX Shares	16.30
Class R Shares	16.78
Class RX Shares	16.94
Class Y Shares	17.42
Class R5 Shares	17.40
Class R6 Shares	17.39
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Balanced-Risk Retirement 2040 Index⬛ (Style-Specific Index)	20.97
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	22.16
Lipper Mixed-Asset Target 2040 Funds Index◆ (Peer Group Index)	23.74
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2040 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2019, IBRA and IBRAA reported positive absolute performance as all three of the asset classes in which IBRA and IBRAA invest (stocks, bonds and commodities) contributed to Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s and IBRAA’s portfolios are constructed so that an approximately equal amount of risk comes from their equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposures to equities, obtained through the use of swaps and futures, contributed to results for the year with all six markets in which IBRA and IBRAA invest delivering positive returns. Equity markets applauded January’s pivot in central bank policy and optimism in trade relations between the US and China. European stocks were the top equity contributor for IBRA and IBRAA for the year as the region’s markets arguably had the most to gain from the central bank pivot given the eurozone economy has been teetering on the edge of recession. US large-cap stocks closed at all-time highs on the strength of cyclical sectors including technology, industrials and financials, while US small-cap stocks finished the year up and close to their all-time high reached in August 2018. Japanese equities contributed as October saw the nation reach a trade deal with the US that focused on agricultural goods, while December’s Phase One trade deal provided additional relief to the export-focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. UK stocks found positive footing after years of drama surrounding the ongoing challenge to leave the European Union (Brexit). UK stocks reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted smaller gains as losses in the second half of the year reduced their first-half advance while the city has been mired in civil unrest. Abrupt price trend reversals during most of the year were challenging for IBRA’s and IBRAA’s tactical stock positioning but the rally in the fourth quarter combined with an overweight position resulted in gains.

    Each of IBRA’s and IBRAA’s strategic exposures to global government bonds, obtained through the use of swaps and futures, contributed to Fund performance for the year with all six markets in which the Fund invests posting positive

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets**

Equity	49.98%	56.40%
Fixed Income	26.24	79.92
Commodities	23.73	34.65
Cash	0.05	0.99
Total	100.00%	171.96%

*	Based on the expected market exposure through investments in the underlying funds.

**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$42.4 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols

Class A	TNDAX
Class AX	VRGAX
Class C	TNDCX
Class CX	VRGCX
Class R	TNDRX
Class Y	TNDYX
Class R5	TNDIX
Class R6	TNDFX
Class RX	VRGRX

11	Invesco Balanced-Risk Retirement Funds

performance for the year. Australian government bonds led performance as the Reserve Bank of Australia (RBA) cut interest rates three times in June, July and October. Prices were also supported by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the US. US Treasury prices rose as the US Federal Reserve surrendered to market pressure and decreased rates three times (August, September and October). Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year which was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as gilt yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from IBRA’s and IBRAA’s portfolios in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. Negative interest rates in Japan also caused the market to be removed from the IBRA’s and IBRAA’s portfolios in February through the remainder of the year. IBRA’s and IBRAA’s tactical positioning in bonds benefitted from overweight exposure relative to the strategic positing during the first half of the year.

    IBRA’s and IBRAA’s strategic exposures to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to their performance for the year due to higher energy and precious metal prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary factors affecting commodity prices were the stable strength of the US dollar and concerns about demand given lower global growth.

    Energy was the top contributor to IBRA’s and IBRAA’s performance within the commodity asset class with five of six exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. OPEC’s production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that it would deepen production cuts in 2020. Oil prices saw Brent oil outpace West Texas Intermediate oil, while both pushed unleaded gasoline to a sub-complex leading gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall nearly 40%. Performance within metals sub-complexes was mixed. Precious metals advanced as gold outpaced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that added to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally. Agriculture detracted from IBRA’s and IBRAA’s performance as it has been the complex the most directly impacted by the trade conflict and ongoing strength in the US dollar. Livestock posted negative performance due to an oversupply of lean hogs in the US, coupled with a lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the strategy because we constrain its allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer within agriculture as drought conditions in Brazil triggered supply fears. IBRA’s and IBRAA’s tactical positioning in commodities benefited from underweight exposures to agriculture, industrial metals and natural gas.

    Please note that each of IBRA’s and IBRAA’s strategies are principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2040 Fund.

Portfolio managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

12                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2050 Fund

For the year ended December 31, 2019, Class A shares of Invesco Balanced-Risk Retirement 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2050 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.42%
Class AX Shares	19.39
Class C Shares	18.51
Class CX Shares	18.52
Class R Shares	19.14
Class RX Shares	19.13
Class Y Shares	19.73
Class R5 Shares	19.72
Class R6 Shares	19.68
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Balanced-Risk Retirement 2050 Index⬛ (Style-Specific Index)	21.93
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	22.16
Lipper Mixed-Asset Target 2050 Funds Index◆ (Peer Group Index)	24.99
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2050 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2019, IBRA and IBRAA reported positive absolute performance as all three of the asset classes in which IBRA and IBRAA invest (stocks, bonds and commodities)

contributed to Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s and IBRAA’s portfolios are constructed so that an approximately equal amount of risk comes from their equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposures to equities, obtained through the use of swaps and futures, contributed to results for the year with all six markets in which IBRA and IBRAA invest delivering positive returns. Equity markets applauded January’s pivot in central bank policy and optimism in trade relations between the US and China. European stocks were the top equity contributor for IBRA and IBRAA for the year as the region’s markets arguably had the most to gain from the central bank pivot given the eurozone economy has been teetering on the edge of recession. US large-cap stocks closed at all-time highs on the strength of cyclical sectors including technology, industrials and financials, while US small-cap stocks finished the year up and close to their all-time high reached in August 2018. Japanese equities contributed as October saw the nation reach a trade deal with the US that focused on agricultural goods, while December’s Phase One trade deal provided additional relief to the export-focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. UK stocks found positive footing after years of drama surrounding the ongoing challenge to leave the European Union (Brexit). UK stocks reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted smaller gains as losses in the second half of the year reduced their first-half advance while the city has been mired in civil unrest. Abrupt price trend reversals during most of the year were challenging for IBRA’s and IBRAA’s tactical stock positioning but the rally in the fourth quarter combined with an overweight position resulted in gains.

    Each of IBRA’s and IBRAA’s strategic exposures to global government bonds, obtained through the use of swaps and futures, contributed to Fund performance for the year with all six markets in which the Fund invests posting positive performance for the year. Australian

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets**

Equity	49.99%	64.49%
Fixed Income	26.25	91.39
Commodities	23.74	39.62
Cash	0.02	0.58
Total	100.00%	196.08%

*	Based on the expected market exposure through investments in the underlying funds.

**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$32.5 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols

Class A	TNEAX
Class AX	VRIAX
Class C	TNECX
Class CX	VRICX
Class R	TNERX
Class Y	TNEYX
Class R5	TNEIX
Class R6	TNEFX
Class RX	VRIRX

13	Invesco Balanced-Risk Retirement Funds

government bonds led performance as the Reserve Bank of Australia (RBA) cut interest rates three times in June, July and October. Prices were also supported by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the US. US Treasury prices rose as the US Federal Reserve surrendered to market pressure and decreased rates three times (August, September and October). Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year which was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as gilt yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from IBRA’s and IBRAA’s portfolios in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. Negative interest rates in Japan also caused the market to be removed from the IBRA’s and IBRAA’s portfolios in February through the remainder of the year. IBRA’s and IBRAA’s tactical positioning in bonds benefitted from overweight exposure relative to the strategic positing during the first half of the year.

    IBRA’s and IBRAA’s strategic exposures to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to their performance for the year due to higher energy and precious metal prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary factors affecting commodity prices were the stable strength of the US dollar and concerns about demand given lower global growth.

    Energy was the top contributor to IBRA’s and IBRAA’s performance within the commodity asset class with five of six exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. OPEC’s production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that it would deepen production cuts in 2020. Oil prices saw Brent oil outpace West Texas

Intermediate oil, while both pushed unleaded gasoline to a sub-complex leading gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall nearly 40%. Performance within metals sub-complexes was mixed. Precious metals advanced as gold outpaced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that added to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally. Agriculture detracted from IBRA’s and IBRAA’s performance as it has been the complex the most directly impacted by the trade conflict and ongoing strength in the US dollar. Livestock posted negative performance due to an oversupply of lean hogs in the US, coupled with a lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the strategy because we constrain its allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer within agriculture as drought conditions in Brazil triggered supply fears. IBRA’s and IBRAA’s tactical positioning in commodities benefited from underweight exposures to agriculture, industrial metals and natural gas.

    Please note that each of IBRA’s and IBRAA’s strategies are principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2050 Fund.

Portfolio managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

14                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

15	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.45%
10 Years	3.40
5 Years	1.89
1 Year	3.61

Class AX Shares
10 Years	3.38%
5 Years	1.87
1 Year	3.48

Class C Shares
Inception (1/31/07)	2.32%
10 Years	3.22
5 Years	2.28
1 Year	7.63

Class CX Shares
10 Years	3.21%
5 Years	2.31
1 Year	7.78

Class R Shares
Inception (1/31/07)	2.63%
10 Years	3.71
5 Years	2.77
1 Year	9.22

Class RX Shares
10 Years	3.71
5 Years	2.77
1 Year	9.22

Class Y Shares
Inception (10/3/08)	4.38%
10 Years	4.24
5 Years	3.29
1 Year	9.78

Class R5 Shares
Inception (1/31/07)	3.14%
10 Years	4.23
5 Years	3.26
1 Year	9.78

Class R6 Shares
10 Years	4.16%
5 Years	3.26
1 Year	9.78

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.83%, 0.83%, 1.58%, 1.58%, 1.08%, 1.08%, 0.58%, 0.58% and 0.58%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.01%, 2.01%, 2.76%, 2.76%, 2.26%, 2.26%, 1.76%, 1.68% and 1.63%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

16                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

17	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.10%
10 Years	5.02
5 Years	2.24
1 Year	3.89

Class AX Shares
10 Years	5.02%
5 Years	2.27
1 Year	3.89

Class C Shares
Inception (1/31/07)	2.95%
10 Years	4.82
5 Years	2.67
1 Year	8.24

Class CX Shares
10 Years	4.83%
5 Years	2.65
1 Year	8.25

Class R Shares
Inception (1/31/07)	3.29%
10 Years	5.35
5 Years	3.17
1 Year	9.86

Class RX Shares
10 Years	5.35%
5 Years	3.17
1 Year	9.73

Class Y Shares
Inception (10/3/08)	5.92%
10 Years	5.87
5 Years	3.68
1 Year	10.18

Class R5 Shares
Inception (1/31/07)	3.81%
10 Years	5.87
5 Years	3.68
1 Year	10.24

Class R6 Shares
10 Years	5.80%
5 Years	3.66
1 Year	10.23

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.89%, 0.89%, 1.64%, 1.64%, 1.14%, 1.14%, 0.64%, 0.64% and 0.64%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.50%, 1.50%, 2.25%, 2.25%, 1.75%, 1.75%, 1.25%, 1.16% and 1.08%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.64%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

18                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

19	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.30%
10 Years	5.89
5 Years	3.44
1 Year	8.61

Class AX Shares
10 Years	5.90%
5 Years	3.44
1 Year	8.60

Class C Shares
Inception (1/31/07)	3.16%
10 Years	5.69
5 Years	3.86
1 Year	13.08

Class CX Shares
10 Years	5.72%
5 Years	3.89
1 Year	13.21

Class R Shares
Inception (1/31/07)	3.49%
10 Years	6.22
5 Years	4.37
1 Year	14.66

Class RX Shares
10 Years	6.24%
5 Years	4.40
1 Year	14.66

Class Y Shares
Inception (10/3/08)	6.66%
10 Years	6.74
5 Years	4.86
1 Year	15.29

Class R5 Shares
Inception (1/31/07)	4.01%
10 Years	6.75
5 Years	4.87
1 Year	15.24

Class R6 Shares
10 Years	6.68%
5 Years	4.87
1 Year	15.24

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.11%, 1.11%, 1.86%, 1.86%, 1.36%, 1.36%, 0.86%, 0.86% and 0.86%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.70%, 1.70%, 2.45%, 2.45%, 1.95%, 1.95%, 1.45%, 1.33% and 1.25%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.86%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

20                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

21	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.38%
10 Years	6.32
5 Years	4.08
1 Year	10.80

Class AX Shares
10 Years	6.32%
5 Years	4.08
1 Year	10.82

Class C Shares
Inception (1/31/107)	3.23%
10 Years	6.15
5 Years	4.55
1 Year	15.26

Class CX Shares
10 Years	6.14%
5 Years	4.53
1 Year	15.30

Class R Shares
Inception (1/31/07)	3.57%
10 Years	6.66
5 Years	5.02
1 Year	16.78

Class RX Shares
10 Years	6.67%
5 Years	5.02
1 Year	16.94

Class Y Shares
Inception (10/3/08)	6.97%
10 Years	7.19
5 Years	5.52
1 Year	17.42

Class R5 Shares
Inception (1/31/07)	4.07%
10 Years	7.18
5 Years	5.51
1 Year	17.40

Class R6 Shares
10 Years	7.12%
5 Years	5.51
1 Year	17.39

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.14%, 1.14%, 1.89%, 1.89%, 1.39%, 1.39%, 0.89%, 0.89% and 0.89%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.88%, 1.88%, 2.63%, 2.63%, 2.13%, 2.13%, 1.63%, 1.46% and 1.39%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.89%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

22                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

23	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.49%
10 Years	6.74
5 Years	4.68
1 Year	12.81

Class AX Shares
10 Years	6.73
5 Years	4.70
1 Year	12.80

Class C Shares
Inception (1/31/07)	3.37%
10 Years	6.56
5 Years	5.14
1 Year	17.51

Class CX Shares
10 Years	6.56%
5 Years	5.14
1 Year	17.52

Class R Shares
Inception (1/31/07)	3.70%
10 Years	7.09
5 Years	5.65
1 Year	19.14

Class RX Shares
10 Years	7.07%
5 Years	5.62
1 Year	19.13

Class Y Shares
Inception (10/3/08)	7.26%
10 Years	7.59
5 Years	6.10
1 Year	19.73

Class R5 Shares
Inception (1/31/07)	4.20%
10 Years	7.60
5 Years	6.15
1 Year	19.72

Class R6 Shares
10 Years	7.53%
5 Years	6.14
1 Year	19.68

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.16%, 1.16%, 1.91%, 1.91%, 1.41%, 1.41%, 0.91%, 0.91% and 0.91%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.18%, 2.18%, 2.93%, 2.93%, 2.43%, 2.43%, 1.93%, 1.61% and 1.61%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.91%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

24                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class AX shares, Class CX shares, Class RX shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade.
∎	The Custom Invesco Balanced Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
∎	The Custom Invesco Balanced-Risk Retirement Now Index is composed of the following indexes: MSCI World, Bloomberg Barclays U.S. Aggregate Bond and FTSE US 3-Month Treasury Bill. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Bloomberg Barclays U.S. Universal and U.S. 3-Month Treasury Bill. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World, JP Morgan Global Government Bond and U.S. 3-Month Treasury Bill. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.

∎	The Custom Invesco Balanced-Risk Retirement 2020 Index is composed of the following indexes: MSCI World, Bloomberg Barclays U.S. Aggregate Bond and U.S. 3-Month Treasury Bill Index. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: Russell 3000 , MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World and the JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2030 Index is composed of the following indexes: MSCI World and the Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World and JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2040 Index is composed of the following indexes: MSCI World and Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4,
2009, through November 30, 2009, the index comprised the following indexes: MSCI World and the JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2050 Index is composed of the following indexes: MSCI World and Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World and JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.
∎	The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).
∎	The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills.
∎	The JP Morgan Global Government Bond Index tracks fixed-rate issuances from high-income countries spanning the globe.
∎	The Lipper Mixed-Asset Target Today Funds Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.

25	Invesco Balanced-Risk Retirement Funds

∎	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2050 Funds Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.
∎	The MSCI EAFE Index is considered representative of stocks of Europe, Austral-asia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Index is considered representative of stocks of developed countries and is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
∎	The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance for the three-month US Treasury bill.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index do.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

26                          Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2019

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–97.90%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–58.73%
Invesco Balanced-Risk Allocation Fund, Class R6	58.73%	$11,512,229	$1,248,469	$(2,376,878)	$402,945	$537,451		$671,447	1,024,465	$10,859,325
Money Market Funds–39.17%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	23.50%	4,629,840	1,853,437	(2,137,615)	–	–		93,247	4,345,662	4,345,662
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	15.67%	3,086,560	1,235,625	(1,425,077)	–	–		61,295	2,897,108	2,897,108
Total Money Market Funds		7,716,400	3,089,062	(3,562,692)	–	–		154,542		7,242,770
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $18,201,083)	97.90%	$19,228,629	$4,337,531	$(5,939,570)	$402,945	$537,451	(c)	$825,989		$18,102,095
OTHER ASSETS LESS LIABILITIES	2.10%									388,373
NET ASSETS	100.00%									$18,490,468

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Allocation Fund	$464,891

Invesco Balanced-Risk Retirement 2020 Fund

Schedule of Investments in Affiliated Issuers–99.68%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–60.71%
Invesco Balanced-Risk Allocation Fund, Class R6	60.71%	$30,445,315	$2,894,693	$(6,867,442)	$1,068,456	$1,408,148		$1,710,435	2,619,331	$27,764,912
Money Market Funds–38.97%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	23.38%	9,808,371	6,374,612	(5,490,138)	–	–		211,897	10,692,845	10,692,845
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	15.59%	6,538,914	4,249,741	(3,660,092)	–	–		139,244	7,128,563	7,128,563
Total Money Market Funds		16,347,285	10,624,353	(9,150,230)	–	–		351,141		17,821,408
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $45,907,123)	99.68%	$46,792,600	$13,519,046	$(16,017,672)	$1,068,456	$1,408,148	(c)	$2,061,576		$45,586,320
OTHER ASSETS LESS LIABILITIES	0.32%									145,775
NET ASSETS	100.00%									$45,732,095

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Allocation Fund	$1,184,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers–99.57%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–98.43%
Invesco Balanced-Risk Aggressive Allocation Fund	0.57%	$2,069,638	$67,141	$(2,025,609)	$554,697	$(297,969)		$28,359	43,589	$343,919
Invesco Balanced-Risk Allocation Fund, Class R6	97.86%	50,709,894	10,805,989	(4,391,927)	1,390,347	2,663,676		3,601,893	5,536,239	58,684,130
Total Asset Allocation Funds		52,779,532	10,873,130	(6,417,536)	1,945,044	2,365,707		3,630,252		59,028,049
Money Market Funds–1.14%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	0.68%	230,080	6,444,483	(6,265,204)	–	–		3,889	409,359	409,359
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	0.46%	153,387	4,296,322	(4,176,803)	–	–		2,557	272,906	272,906
Total Money Market Funds		383,467	10,740,805	(10,442,007)	–	–		6,446		682,265
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $62,276,673)	99.57%	$53,162,999	$21,613,935	$(16,859,543)	$1,945,044	$2,365,707	(c)	$3,636,698		$59,710,314
OTHER ASSETS LESS LIABILITIES	0.43%									257,256
NET ASSETS	100.00%									$59,967,570

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Aggressive Allocation Fund	$23,979
Invesco Balanced-Risk Allocation Fund	2,493,849

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–99.07%
Invesco Balanced-Risk Aggressive Allocation Fund	34.53%	$14,734,799	$2,557,739	$(3,405,667)	$1,052,392	$721,806		$1,195,958	1,856,761	$14,649,843
Invesco Balanced-Risk Allocation Fund, Class R6	64.54%	24,031,242	4,859,056	(2,302,442)	691,279	1,254,544		1,663,831	2,583,178	27,381,690
Total Asset Allocation Funds		38,766,041	7,416,795	(5,708,109)	1,743,671	1,976,350		2,859,789		42,031,533
Money Market Funds–1.02%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	0.61%	88,814	3,865,483	(3,693,514)	–	–		2,442	260,783	260,783
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	0.41%	59,210	2,576,988	(2,462,343)	–	–		1,605	173,855	173,855
Total Money Market Funds		148,024	6,442,471	(6,155,857)	–	–		4,047		434,638
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $48,638,886)	100.09%	$38,914,065	$13,859,266	$(11,863,966)	$1,743,671	$1,976,350	(c)	$2,863,836		$42,466,171
OTHER ASSETS LESS LIABILITIES	(0.09)%									(40,019)
NET ASSETS	100.00%									$42,426,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Aggressive Allocation Fund	$1,011,226
Invesco Balanced-Risk Allocation Fund	1,151,989

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers–99.84%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/19	Value 12/31/19
Asset Allocation Funds–99.18%
Invesco Balanced-Risk Aggressive Allocation Fund	66.89%	$20,349,907	$3,752,137	$(3,207,785)	$1,153,609	$1,203,226		$1,775,571	2,756,627	$21,749,785
Invesco Balanced-Risk Allocation Fund, Class R6	32.29%	8,504,697	2,531,009	(751,415)	310,425	347,120		638,031	990,574	10,500,081
Total Asset Allocation Funds		28,854,604	6,283,146	(3,959,200)	1,464,034	1,550,346		2,413,602		32,249,866
Money Market Funds–0.66%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	0.40%	96,303	2,632,945	(2,600,926)	–	–		2,345	128,322	128,322
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	0.26%	64,202	1,755,296	(1,733,950)	–	–		1,541	85,548	85,548
Total Money Market Funds		160,505	4,388,241	(4,334,876)	–	–		3,886		213,870
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $35,477,150)	99.84%	$29,015,109	$10,671,387	$(8,294,076)	$1,464,034	$1,550,346	(c)	$2,417,488		$32,463,736
OTHER ASSETS LESS LIABILITIES	0.16%									50,967
NET ASSETS	100.00%									$32,514,703

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Aggressive Allocation Fund	$1,501,309
Invesco Balanced-Risk Allocation Fund	441,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Balanced-Risk Retirement Funds

Statements of Assets and Liabilities

December 31, 2019

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:

Investments in affiliated underlying funds, at value	$18,102,095	$45,586,320	$59,710,314	$42,466,171	$32,463,736

Receivable for:
Dividends - affiliated underlying funds	9,255	22,848	295	350	178

Fund shares sold	418,225	237,130	409,645	62,917	269,523

Investment for trustee deferred compensation and retirement plans	49,014	44,853	44,586	41,267	37,694

Other assets	59,892	61,431	62,012	60,821	60,627

Total assets	18,638,481	45,952,582	60,226,852	42,631,526	32,831,758

Liabilities:

Payable for:
Fund shares reacquired	43,988	79,801	114,543	84,450	191,856

Amount due custodian	19,853	26,525	17,305	10,836	27,400

Accrued fees to affiliates	21,807	53,672	68,060	55,851	50,971

Accrued trustees’ and officers’ fees and benefits	267	426	317	425	269

Accrued other operating expenses	12,153	13,238	12,478	11,471	8,045

Trustee deferred compensation and retirement plans	49,945	46,825	46,579	42,341	38,514

Total liabilities	148,013	220,487	259,282	205,374	317,055

Net assets applicable to shares outstanding	$18,490,468	$45,732,095	$59,967,570	$42,426,152	$32,514,703

Net assets consist of:

Shares of beneficial interest	$18,335,943	$46,628,296	$62,284,306	$49,364,913	$35,867,313

Distributable earnings (loss)	154,525	(896,201)	(2,316,736)	(6,938,761)	(3,352,610)

	$18,490,468	$45,732,095	$59,967,570	$42,426,152	$32,514,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Balanced-Risk Retirement Funds

Statements of Assets and Liabilities–(continued)

December 31, 2019

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund

Net Assets:

Class A	$8,351,186	$29,571,276	$38,131,105	$26,035,569	$19,767,896

Class AX	$6,078,582	$5,184,197	$4,046,102	$2,112,376	$807,209

Class C	$2,109,970	$4,142,470	$8,234,346	$5,869,081	$4,132,950

Class CX	$234,702	$385,682	$111,670	$59,576	$128,388

Class R	$1,393,947	$4,311,558	$7,886,996	$7,322,847	$4,526,949

Class RX	$70,538	$216,954	$314,107	$113,180	$63,497

Class Y	$232,428	$1,898,895	$1,096,541	$877,892	$3,010,508

Class R5	$10,242	$12,064	$137,664	$26,991	$62,268

Class R6	$8,873	$8,999	$9,039	$8,640	$15,038

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	1,018,915	3,319,141	4,407,404	3,338,314	2,593,002

Class AX	742,662	581,879	467,109	271,282	105,738

Class C	270,049	472,831	969,631	768,240	554,705

Class CX	30,059	44,047	13,143	7,815	17,244

Class R	172,765	485,797	919,073	946,903	599,196

Class RX	8,750	24,440	36,618	14,629	8,396

Class Y	27,905	213,290	126,143	111,988	392,482

Class R5	1,231	1,347	15,787	3,437	8,113

Class R6	1,066	1,004	1,036	1,100	1,955

Class A:
Net asset value per share	$8.20	$8.91	$8.65	$7.80	$7.62

Maximum offering price per share (Net asset value ÷ 94.50%)	$8.68	$9.43	$9.15	$8.25	$8.06

Class AX:
Net asset value per share	$8.18	$8.91	$8.66	$7.79	$7.63

Maximum offering price per share (Net asset value ÷ 94.50%)	$8.66	$9.43	$9.16	$8.24	$8.07

Class C:
Net asset value and offering price per share	$7.81	$8.76	$8.49	$7.64	$7.45

Class CX:
Net asset value and offering price per share	$7.81	$8.76	$8.50	$7.62	$7.45

Class R:
Net asset value and offering price per share	$8.07	$8.88	$8.58	$7.73	$7.56

Class RX:
Net asset value and offering price per share	$8.06	$8.88	$8.58	$7.74	$7.56

Class Y:
Net asset value and offering price per share	$8.33	$8.90	$8.69	$7.84	$7.67

Class R5:
Net asset value and offering price per share	$8.32	$8.96	$8.72	$7.85	$7.68

Class R6:
Net asset value and offering price per share	$8.32	$8.96	$8.72	$7.85	$7.69

Cost of Investments in affiliated underlying funds	$18,201,083	$45,907,123	$62,276,673	$48,638,886	$35,477,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Balanced-Risk Retirement Funds

Statements of Operations

For the year ended December 31, 2019

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Investment income:

Dividends from affiliated underlying funds	$825,989	$2,061,576	$3,636,698	$2,863,836	$2,417,488

Expenses:

Administrative services fees	2,658	6,556	8,021	5,847	4,359

Custodian fees	1,220	1,288	1,886	2,126	2,063

Distribution fees:
Class A	20,807	72,988	88,750	63,018	45,325

Class AX	15,739	12,829	9,448	4,958	2,027

Class C	21,507	43,984	85,095	58,619	41,406

Class CX	4,519	6,662	3,151	1,265	1,279

Class R	6,011	23,175	34,868	35,527	23,050

Class RX	349	1,095	1,927	547	271

Transfer agent fees – A, AX, C, CX, R, RX and Y	36,517	90,447	121,882	109,655	108,766

Transfer agent fees – R5	10	26	64	29	50

Transfer agent fees – R6	7	46	3	9	11

Trustees’ and officers’ fees and benefits	19,346	16,488	19,833	19,731	19,472

Registration and filing fees	116,216	118,315	119,384	118,380	117,631

Reports to shareholders	10,880	13,320	13,201	15,291	11,366

Professional services fees	32,378	33,965	32,285	38,362	33,843

Other	13,101	13,397	13,479	13,287	16,328

Total expenses	301,265	454,581	553,277	486,651	427,247

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(232,366)	(293,931)	(330,187)	(322,860)	(313,998)

Net expenses	68,899	160,650	223,090	163,791	113,249

Net investment income	757,090	1,900,926	3,413,608	2,700,045	2,304,239

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	72,560	223,890	(152,121)	(186,865)	(392,718)

Capital gain distributions from affiliated underlying fund shares	464,891	1,184,258	2,517,828	2,163,215	1,943,064

	537,451	1,408,148	2,365,707	1,976,350	1,550,346

Change in net unrealized appreciation of affiliated underlying fund shares	402,945	1,068,456	1,945,044	1,743,671	1,464,034

Net realized and unrealized gain	940,396	2,476,604	4,310,751	3,720,021	3,014,380

Net increase in net assets resulting from operations	$1,697,486	$4,377,530	$7,724,359	$6,420,066	$5,318,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2019	2018	2019	2018
Operations:

Net investment income (loss)	$757,090	$66,047	$1,900,926	$108,968

Net realized gain (loss)	537,451	40,485	1,408,148	217,765

Change in net unrealized appreciation (depreciation)	402,945	(884,147)	1,068,456	(2,570,226)

Net increase (decrease) in net assets resulting from operations	1,697,486	(777,615)	4,377,530	(2,243,493)

Distributions to shareholders from distributable earnings:

Class A	(460,586)	(250,369)	(1,451,734)	(483,179)

Class AX	(331,956)	(186,678)	(254,380)	(89,111)

Class C	(112,013)	(68,492)	(163,137)	(92,002)

Class CX	(15,111)	(21,129)	(16,176)	(16,734)

Class R	(53,044)	(40,698)	(201,097)	(81,065)

Class RX	(3,832)	(2,364)	(9,677)	(4,719)

Class Y	(12,803)	(7,559)	(103,165)	(30,577)

Class R5	(593)	(3,102)	(686)	(10,968)

Class R6	(517)	(269)	(512)	(1,310)

Total distributions from distributable earnings	(990,455)	(580,660)	(2,200,564)	(809,665)

Share transactions–net:

Class A	(96,372)	(1,343,306)	376,056	(6,786,671)

Class AX	(282,787)	(1,055,537)	(203,147)	(1,025,752)

Class B	–	(27,702)	–	(398,544)

Class C	(273,437)	(926,874)	(1,338,347)	(1,714,241)

Class CX	(501,930)	(357,000)	(615,076)	(121,510)

Class R	(41,812)	97,532	(523,639)	(2,051,446)

Class RX	(10,546)	(3,166)	(66,759)	(132,808)

Class Y	20,811	(85,658)	(126,446)	117,530

Class R5	(92,456)	(15,826)	(635,648)	(48,339)

Class R6	–	(630,042)	(73,226)	(2,912,355)

Net increase (decrease) in net assets resulting from share transactions	(1,278,529)	(4,347,579)	(3,206,232)	(15,074,136)

Net increase (decrease) in net assets	(571,498)	(5,705,854)	(1,029,266)	(18,127,294)

Net assets:

Beginning of year	19,061,966	24,767,820	46,761,361	64,888,655

End of year	$18,490,468	$19,061,966	$45,732,095	$46,761,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2019	2018	2019	2018
Operations:

Net investment income (loss)	$3,413,608	$(248,448)	$2,700,045	$(174,013)

Net realized gain (loss)	2,365,707	51,334	1,976,350	35,240

Change in net unrealized appreciation (depreciation)	1,945,044	(4,060,782)	1,743,671	(3,550,605)

Net increase (decrease) in net assets resulting from operations	7,724,359	(4,257,896)	6,420,066	(3,689,378)

Distributions to shareholders from distributable earnings:

Class A	(1,695,191)	(819,080)	(1,497,325)	(705,867)

Class AX	(180,994)	(93,258)	(122,173)	(58,522)

Class C	(315,576)	(249,033)	(305,368)	(191,898)

Class CX	(6,046)	(13,125)	(3,221)	(5,783)

Class R	(334,710)	(174,888)	(412,015)	(201,390)

Class RX	(13,509)	(9,829)	(6,283)	(5,665)

Class Y	(49,189)	(19,670)	(52,466)	(22,181)

Class R5	(6,501)	(19,906)	(1,655)	(8,737)

Class R6	(446)	(221)	(548)	(246)

Total distributions from distributable earnings	(2,602,162)	(1,399,010)	(2,401,054)	(1,200,289)

Share transactions–net:

Class A	3,740,084	(7,099,964)	286,217	(5,906,332)

Class AX	164,440	(701,580)	50,243	(466,144)

Class B	–	(315,687)	–	(240,423)

Class C	(2,148,505)	(1,321,529)	(633,825)	329,883

Class CX	(421,361)	(171,373)	(123,998)	(23,183)

Class R	665,355	(1,223,968)	108,807	(286,266)

Class RX	(98,387)	(148,940)	(90,396)	48,811

Class Y	234,143	(32,656)	76,857	(34,238)

Class R5	(648,861)	77,868	(268,008)	(92,313)

Class R6	–	(3,071,974)	–	(3,100,058)

Net increase (decrease) in net assets resulting from share transactions	1,486,908	(14,009,803)	(594,103)	(9,770,263)

Net increase (decrease) in net assets	6,609,105	(19,666,709)	3,424,909	(14,659,930)

Net assets:

Beginning of year	53,358,465	73,025,174	39,001,243	53,661,173

End of year	$59,967,570	$53,358,465	$42,426,152	$39,001,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Balanced-Risk Retirement 2050 Fund
	2019	2018
Operations:

Net investment income (loss)	$2,304,239	$(118,036)

Net realized gain (loss)	1,550,346	(1,375,236)

Change in net unrealized appreciation (depreciation)	1,464,034	(1,518,758)

Net increase (decrease) in net assets resulting from operations	5,318,619	(3,012,030)

Distributions to shareholders from distributable earnings:

Class A	(1,274,595)	(547,648)

Class AX	(52,939)	(23,549)

Class C	(255,833)	(147,929)

Class CX	(7,966)	(4,298)

Class R	(295,552)	(140,625)

Class RX	(4,073)	(1,944)

Class Y	(204,197)	(84,681)

Class R5	(4,272)	(4,891)

Class R6	(1,057)	(343)

Total distributions from distributable earnings	(2,100,484)	(955,908)

Share transactions–net:

Class A	1,119,582	(2,174,772)

Class AX	3,836	(209,482)

Class B	–	(92,506)

Class C	(723,869)	(781,486)

Class CX	(14,138)	3,095

Class R	(200,496)	606,474

Class RX	(6,147)	15,341

Class Y	179,298	(1,321,079)

Class R5	(95,379)	56,031

Class R6	3,505	(1,587,439)

Net increase (decrease) in net assets resulting from share transactions	266,192	(5,485,823)

Net increase (decrease) in net assets	3,484,327	(9,453,761)

Net assets:

Beginning of year	29,030,376	38,484,137

End of year	$32,514,703	$29,030,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Balanced-Risk Retirement Funds

Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/19	$7.91	$ 0.35	$ 0.41	$ 0.76	$(0.44)	$(0.03)	$(0.47)	$8.20	9.64%	$8,351	0.25	%(f)	1.49	%(f)	4.15	%(f)	11%
Year ended 12/31/18	8.47	0.04	(0.35)	(0.31)	(0.03)	(0.22)	(0.25)	7.91	(3.70)	8,151	0.25		1.64		0.43		1
Year ended 12/31/17	8.26	0.00	0.50	0.50	(0.16)	(0.13)	(0.29)	8.47	6.11	10,053	0.25		1.50		0.05		10
Year ended 12/31/16	8.11	0.19	0.36	0.55	(0.29)	(0.11)	(0.40)	8.26	6.74	10,130	0.25		1.32		2.20		10
Year ended 12/31/15	8.77	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.11	(2.81)	10,366	0.25		1.11		1.39		19
Class AX
Year ended 12/31/19	7.90	0.35	0.40	0.75	(0.44)	(0.03)	(0.47)	8.18	9.51	6,079	0.25	(f)	1.49	(f)	4.15	(f)	11
Year ended 12/31/18	8.45	0.04	(0.34)	(0.30)	(0.03)	(0.22)	(0.25)	7.90	(3.59)	6,124	0.25		1.64		0.43		1
Year ended 12/31/17	8.25	0.00	0.49	0.49	(0.16)	(0.13)	(0.29)	8.45	5.99	7,608	0.25		1.50		0.05		10
Year ended 12/31/16	8.10	0.18	0.37	0.55	(0.29)	(0.11)	(0.40)	8.25	6.75	8,641	0.25		1.32		2.20		10
Year ended 12/31/15	8.76	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.10	(2.82)	9,283	0.25		1.11		1.39		19
Class C
Year ended 12/31/19	7.59	0.27	0.39	0.66	(0.41)	(0.03)	(0.44)	7.81	8.63	2,110	1.00	(f)	2.24	(f)	3.40	(f)	11
Year ended 12/31/18	8.17	(0.03)	(0.32)	(0.35)	(0.01)	(0.22)	(0.23)	7.59	(4.27)	2,314	1.00		2.39		(0.32)		1
Year ended 12/31/17	8.02	(0.06)	0.48	0.42	(0.14)	(0.13)	(0.27)	8.17	5.27	3,423	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.37	0.49	(0.25)	(0.11)	(0.36)	8.02	6.16	3,522	1.00		2.07		1.45		10
Year ended 12/31/15	8.58	0.05	(0.37)	(0.32)	(0.20)	(0.17)	(0.37)	7.89	(3.67)	3,799	1.00		1.86		0.64		19
Class CX
Year ended 12/31/19	7.58	0.27	0.40	0.67	(0.41)	(0.03)	(0.44)	7.81	8.78	235	1.00	(f)	2.24	(f)	3.40	(f)	11
Year ended 12/31/18	8.17	(0.03)	(0.33)	(0.36)	(0.01)	(0.22)	(0.23)	7.58	(4.40)	707	1.00		2.39		(0.32)		1
Year ended 12/31/17	8.01	(0.06)	0.49	0.43	(0.14)	(0.13)	(0.27)	8.17	5.40	1,121	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	1,638	1.00		2.07		1.45		10
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	2,281	1.00		1.86		0.64		19
Class R
Year ended 12/31/19	7.81	0.32	0.40	0.72	(0.43)	(0.03)	(0.46)	8.07	9.22	1,394	0.50	(f)	1.74	(f)	3.90	(f)	11
Year ended 12/31/18	8.37	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.81	(3.81)	1,374	0.50		1.89		0.18		1
Year ended 12/31/17	8.18	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.37	5.84	1,374	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.05	0.16	0.35	0.51	(0.27)	(0.11)	(0.38)	8.18	6.37	1,732	0.50		1.57		1.95		10
Year ended 12/31/15	8.72	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.05	(3.08)	1,442	0.50		1.36		1.14		19
Class RX
Year ended 12/31/19	7.80	0.32	0.40	0.72	(0.43)	(0.03)	(0.46)	8.06	9.22	71	0.50	(f)	1.74	(f)	3.90	(f)	11
Year ended 12/31/18	8.36	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.80	(3.81)	78	0.50		1.89		0.18		1
Year ended 12/31/17	8.17	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.36	5.84	87	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.04	0.15	0.36	0.51	(0.27)	(0.11)	(0.38)	8.17	6.38	67	0.50		1.57		1.95		10
Year ended 12/31/15	8.71	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.04	(3.09)	189	0.50		1.36		1.14		19
Class Y
Year ended 12/31/19	8.03	0.37	0.42	0.79	(0.46)	(0.03)	(0.49)	8.33	9.78	232	0.00	(f)	1.24	(f)	4.40	(f)	11
Year ended 12/31/18	8.57	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.03	(3.36)	203	0.00		1.39		0.68		1
Year ended 12/31/17	8.33	0.03	0.51	0.54	(0.17)	(0.13)	(0.30)	8.57	6.51	306	0.00		1.25		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	460	0.00		1.07		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	1,442	0.00		0.86		1.64		19
Class R5
Year ended 12/31/19	8.02	0.37	0.42	0.79	(0.46)	(0.03)	(0.49)	8.32	9.78	10	0.00	(f)	1.13	(f)	4.40	(f)	11
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	102	0.00		1.31		0.68		1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	124	0.00		1.16		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	139	0.00		0.98		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	3,141	0.00		0.77		1.64		19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed (d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets (b)		Portfolio turnover (e)
Class R6
Year ended 12/31/19	$8.02	$0.37	$0.42	$0.79	$(0.46)	$(0.03)	$(0.49)	$8.32	9.78%	$9	0.00	%(f)	1.12	%(f)	4.40	%(f)	11%
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	9	0.00		1.26		0.68		1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	644	0.00		1.10		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	574	0.00		0.93		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	416	0.00		0.69		1.64		19

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.59%, 0.58%, 0.58%, 0.56% and 0.56% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $8,323, $6,296, $2,151, $452, $1,202, $70, $239, $11 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets (b)		Portfolio turnover (e)
Class A
Year ended 12/31/19	$8.52	$0.38	$0.47	$0.85	$(0.46)	$–	$(0.46)	$8.91	9.99%	$29,571	0.25	%(f)	0.88	%(f)	4.21	%(f)	10%
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	–	(0.15)	8.52	(4.20)	27,882	0.25		0.94		0.30		0
Year ended 12/31/17	8.69	(0.00)	0.63	0.63	(0.27)	–	(0.27)	9.05	7.24	36,409	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	38,580	0.25		0.82		2.67		11
Year ended 12/31/15	9.11	0.17	(0.52)	(0.35)	(0.31)	(0.20)	(0.51)	8.25	(3.79)	38,164	0.25		0.69		1.92		12
Class AX
Year ended 12/31/19	8.52	0.38	0.47	0.85	(0.46)	–	(0.46)	8.91	9.99	5,184	0.25	(f)	0.88	(f)	4.21	(f)	10
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	–	(0.15)	8.52	(4.20)	5,157	0.25		0.94		0.30		0
Year ended 12/31/17	8.69	0.00	0.63	0.63	(0.27)	–	(0.27)	9.05	7.24	6,510	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	7,220	0.25		0.82		2.67		11
Year ended 12/31/15	9.10	0.17	(0.51)	(0.34)	(0.31)	(0.20)	(0.51)	8.25	(3.69)	7,802	0.25		0.69		1.92		12
Class C
Year ended 12/31/19	8.35	0.31	0.46	0.77	(0.36)	–	(0.36)	8.76	9.24	4,142	1.00	(f)	1.63	(f)	3.46	(f)	10
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	–	(0.15)	8.35	(4.93)	5,242	1.00		1.69		(0.45)		0
Year ended 12/31/17	8.59	(0.07)	0.61	0.54	(0.19)	–	(0.19)	8.94	6.35	7,345	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.59	8.01	7,798	1.00		1.57		1.92		11
Year ended 12/31/15	8.98	0.10	(0.50)	(0.40)	(0.23)	(0.20)	(0.43)	8.15	(4.37)	8,032	1.00		1.44		1.17		12
Class CX
Year ended 12/31/19	8.35	0.30	0.47	0.77	(0.36)	–	(0.36)	8.76	9.25	386	1.00	(f)	1.63	(f)	3.46	(f)	10
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	–	(0.15)	8.35	(4.93)	950	1.00		1.69		(0.45)		0
Year ended 12/31/17	8.58	(0.07)	0.62	0.55	(0.19)	–	(0.19)	8.94	6.48	1,138	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.49	0.65	(0.17)	(0.05)	(0.22)	8.58	7.89	1,466	1.00		1.57		1.92		11
Year ended 12/31/15	8.99	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.15	(4.48)	2,124	1.00		1.44		1.17		12
Class R
Year ended 12/31/19	8.46	0.36	0.47	0.83	(0.41)	–	(0.41)	8.88	9.86	4,312	0.50	(f)	1.13	(f)	3.96	(f)	10
Year ended 12/31/18	9.01	0.00	(0.40)	(0.40)	(0.15)	–	(0.15)	8.46	(4.44)	4,607	0.50		1.19		0.05		0
Year ended 12/31/17	8.65	(0.03)	0.63	0.60	(0.24)	–	(0.24)	9.01	6.99	7,006	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.20	0.49	0.69	(0.21)	(0.05)	(0.26)	8.65	8.40	7,083	0.50		1.07		2.42		11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	6,047	0.50		0.94		1.67		12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class RX
Year ended 12/31/19	$8.47	$0.35	$0.47	$0.82	$(0.41)	$–	$(0.41)	$8.88	9.73%	$217	0.50	%(f)	1.13	%(f)	3.96	%(f)	10%
Year ended 12/31/18	9.01	0.00	(0.39)	(0.39)	(0.15)	–	(0.15)	8.47	(4.33)	272	0.50		1.19		0.05		0
Year ended 12/31/17	8.66	(0.03)	0.62	0.59	(0.24)	–	(0.24)	9.01	6.87	423	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.21	0.49	0.70	(0.21)	(0.05)	(0.26)	8.66	8.52	419	0.50		1.07		2.42		11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	545	0.50		0.94		1.67		12
Class Y
Year ended 12/31/19	8.54	0.40	0.47	0.87	(0.51)	–	(0.51)	8.90	10.18	1,899	0.00	(f)	0.63	(f)	4.46	(f)	10
Year ended 12/31/18	9.04	0.05	(0.40)	(0.35)	(0.15)	–	(0.15)	8.54	(3.88)	1,935	0.00		0.69		0.55		0
Year ended 12/31/17	8.68	0.02	0.63	0.65	(0.29)	–	(0.29)	9.04	7.52	1,921	0.00		0.63		0.21		6
Year ended 12/31/16	8.25	0.25	0.49	0.74	(0.26)	(0.05)	(0.31)	8.68	8.92	3,583	0.00		0.57		2.92		11
Year ended 12/31/15	9.10	0.20	(0.51)	(0.31)	(0.34)	(0.20)	(0.54)	8.25	(3.40)	5,502	0.00		0.44		2.17		12
Class R5
Year ended 12/31/19	8.59	0.39	0.49	0.88	(0.51)	–	(0.51)	8.96	10.24	12	0.00	(f)	0.54	(f)	4.46	(f)	10
Year ended 12/31/18	9.09	0.05	(0.40)	(0.35)	(0.15)	–	(0.15)	8.59	(3.85)	641	0.00		0.60		0.55		0
Year ended 12/31/17	8.73	0.02	0.63	0.65	(0.29)	–	(0.29)	9.09	7.48	728	0.00		0.54		0.21		6
Year ended 12/31/16	8.29	0.24	0.51	0.75	(0.26)	(0.05)	(0.31)	8.73	9.00	1,194	0.00		0.47		2.92		11
Year ended 12/31/15	9.15	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.29	(3.50)	27,809	0.00		0.34		2.17		12
Class R6
Year ended 12/31/19	8.59	0.40	0.48	0.88	(0.51)	–	(0.51)	8.96	10.23	9	0.00	(f)	0.52	(f)	4.46	(f)	10
Year ended 12/31/18	9.10	0.05	(0.41)	(0.36)	(0.15)	–	(0.15)	8.59	(3.96)	77	0.00		0.52		0.55		0
Year ended 12/31/17	8.74	0.02	0.63	0.65	(0.29)	–	(0.29)	9.10	7.47	3,014	0.00		0.45		0.21		6
Year ended 12/31/16	8.30	0.26	0.49	0.75	(0.26)	(0.05)	(0.31)	8.74	8.99	1,545	0.00		0.38		2.92		11
Year ended 12/31/15	9.16	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.30	(3.49)	1,303	0.00		0.24		2.17		12

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.61%, 0.64%, 0.66%, 0.66% and 0.70% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $29,195, $5,132, $4,398, $666, $4,635, $219, $1,911, $26 and $60 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/19	$7.88	$0.53	$0.65	$1.18	$(0.41)	$–	$(0.41)	$8.65	14.95%	$38,131	0.25	%(f)	0.83	%(f)	6.18	%(f)	11%
Year ended 12/31/18	8.71	(0.02)	(0.60)	(0.62)	(0.21)	–	(0.21)	7.88	(7.09)	31,241	0.25		0.91		(0.24)		3
Year ended 12/31/17	8.14	(0.02)	0.85	0.83	(0.26)	–	(0.26)	8.71	10.20	41,546	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.67	0.32	0.61	0.93	(0.40)	(0.06)	(0.46)	8.14	12.09	43,528	0.25		0.81		3.86		11
Year ended 12/31/15	8.79	0.24	(0.69)	(0.45)	(0.40)	(0.27)	(0.67)	7.67	(5.03)	40,600	0.25		0.69		2.74		17
Class AX
Year ended 12/31/19	7.89	0.53	0.65	1.18	(0.41)	–	(0.41)	8.66	14.93	4,046	0.25	(f)	0.83	(f)	6.18	(f)	11
Year ended 12/31/18	8.72	(0.02)	(0.60)	(0.62)	(0.21)	–	(0.21)	7.89	(7.08)	3,543	0.25		0.91		(0.24)		3
Year ended 12/31/17	8.14	(0.02)	0.86	0.84	(0.26)	–	(0.26)	8.72	10.33	4,629	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.69	0.31	0.60	0.91	(0.40)	(0.06)	(0.46)	8.14	11.80	5,545	0.25		0.81		3.86		11
Year ended 12/31/15	8.80	0.24	(0.68)	(0.44)	(0.40)	(0.27)	(0.67)	7.69	(4.90)	5,767	0.25		0.69		2.74		17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class C
Year ended 12/31/19	$7.74	$0.46	$0.63	$1.09	$(0.34)	$–	$(0.34)	$8.49	14.08%	$8,234	1.00	%(f)	1.58	%(f)	5.43	%(f)	11%
Year ended 12/31/18	8.62	(0.08)	(0.59)	(0.67)	(0.21)	–	(0.21)	7.74	(7.74)	9,562	1.00		1.66		(0.99)		3
Year ended 12/31/17	8.06	(0.08)	0.83	0.75	(0.19)	–	(0.19)	8.62	9.34	11,936	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	11,502	1.00		1.56		3.11		11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	12,119	1.00		1.44		1.99		17
Class CX
Year ended 12/31/19	7.74	0.45	0.65	1.10	(0.34)	–	(0.34)	8.50	14.21	112	1.00	(f)	1.58	(f)	5.43	(f)	11
Year ended 12/31/18	8.63	(0.08)	(0.60)	(0.68)	(0.21)	–	(0.21)	7.74	(7.85)	490	1.00		1.66		(0.99)		3
Year ended 12/31/17	8.06	(0.08)	0.84	0.76	(0.19)	–	(0.19)	8.63	9.47	724	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	801	1.00		1.56		3.11		11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	1,111	1.00		1.44		1.99		17
Class R
Year ended 12/31/19	7.82	0.51	0.64	1.15	(0.39)	–	(0.39)	8.58	14.66	7,887	0.50	(f)	1.08	(f)	5.93	(f)	11
Year ended 12/31/18	8.67	(0.04)	(0.60)	(0.64)	(0.21)	–	(0.21)	7.82	(7.35)	6,597	0.50		1.16		(0.49)		3
Year ended 12/31/17	8.10	(0.04)	0.84	0.80	(0.23)	–	(0.23)	8.67	9.97	8,538	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.61	0.90	(0.37)	(0.06)	(0.43)	8.10	11.85	8,693	0.50		1.06		3.61		11
Year ended 12/31/15	8.74	0.22	(0.68)	(0.46)	(0.38)	(0.27)	(0.65)	7.63	(5.21)	9,435	0.50		0.94		2.49		17
Class RX
Year ended 12/31/19	7.82	0.50	0.65	1.15	(0.39)	–	(0.39)	8.58	14.66	314	0.50	(f)	1.08	(f)	5.93	(f)	11
Year ended 12/31/18	8.66	(0.04)	(0.59)	(0.63)	(0.21)	–	(0.21)	7.82	(7.24)	371	0.50		1.16		(0.49)		3
Year ended 12/31/17	8.09	(0.04)	0.84	0.80	(0.23)	–	(0.23)	8.66	9.99	561	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.60	0.89	(0.37)	(0.06)	(0.43)	8.09	11.72	480	0.50		1.06		3.61		11
Year ended 12/31/15	8.73	0.22	(0.67)	(0.45)	(0.38)	(0.27)	(0.65)	7.63	(5.09)	1,162	0.50		0.94		2.49		17
Class Y
Year ended 12/31/19	7.91	0.56	0.65	1.21	(0.43)	–	(0.43)	8.69	15.29	1,097	0.00	(f)	0.58	(f)	6.43	(f)	11
Year ended 12/31/18	8.73	0.00	(0.61)	(0.61)	(0.21)	–	(0.21)	7.91	(6.95)	782	0.00		0.66		0.01		3
Year ended 12/31/17	8.16	0.00	0.85	0.85	(0.28)	–	(0.28)	8.73	10.46	890	0.00		0.60		0.00		9
Year ended 12/31/16	7.69	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.16	12.35	3,374	0.00		0.56		4.11		11
Year ended 12/31/15	8.81	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.69	(4.75)	5,018	0.00		0.44		2.99		17
Class R5
Year ended 12/31/19	7.94	0.55	0.66	1.21	(0.43)	–	(0.43)	8.72	15.24	138	0.00	(f)	0.41	(f)	6.43	(f)	11
Year ended 12/31/18	8.76	0.00	(0.61)	(0.61)	(0.21)	–	(0.21)	7.94	(6.93)	765	0.00		0.53		0.01		3
Year ended 12/31/17	8.18	0.00	0.86	0.86	(0.28)	–	(0.28)	8.76	10.55	761	0.00		0.49		0.00		9
Year ended 12/31/16	7.71	0.32	0.63	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,953	0.00		0.44		4.11		11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	28,098	0.00		0.32		2.99		17
Class R6
Year ended 12/31/19	7.94	0.56	0.65	1.21	(0.43)	–	(0.43)	8.72	15.24	9	0.00	(f)	0.41	(f)	6.43	(f)	11
Year ended 12/31/18	8.75	0.00	(0.60)	(0.60)	(0.21)	–	(0.21)	7.94	(6.82)	8	0.00		0.46		0.01		3
Year ended 12/31/17	8.18	0.00	0.85	0.85	(0.28)	–	(0.28)	8.75	10.43	3,128	0.00		0.41		0.00		9
Year ended 12/31/16	7.71	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,109	0.00		0.35		4.11		11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	1,576	0.00		0.23		2.99		17

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.86%, 0.86%, 0.83% and 0.88% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $35,500, $3,779, $8,510, $315, $6,974, $385, $938, $146 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/19	$7.06	$0.52	$0.70	$1.22	$(0.48)	$–	$(0.48)	$7.80	17.24%	$26,036	0.25	%(f)	1.03	%(f)	6.69	%(f)	14%
Year ended 12/31/18	7.94	(0.02)	(0.64)	(0.66)	(0.22)	–	(0.22)	7.06	(8.27)	23,297	0.25		1.08		(0.24)		6
Year ended 12/31/17	7.39	(0.02)	0.88	0.86	(0.31)	–	(0.31)	7.94	11.78	32,004	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.91	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.39	14.07	30,678	0.25		1.06		5.06		13
Year ended 12/31/15	8.07	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.91	(5.74)	27,131	0.25		0.85		3.32		28
Class AX
Year ended 12/31/19	7.05	0.52	0.70	1.22	(0.48)	–	(0.48)	7.79	17.26	2,112	0.25	(f)	1.03	(f)	6.69	(f)	14
Year ended 12/31/18	7.93	(0.02)	(0.64)	(0.66)	(0.22)	–	(0.22)	7.05	(8.28)	1,874	0.25		1.08		(0.24)		6
Year ended 12/31/17	7.38	(0.02)	0.89	0.87	(0.32)	–	(0.32)	7.93	11.79	2,587	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.90	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.38	14.09	2,815	0.25		1.06		5.06		13
Year ended 12/31/15	8.06	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.90	(5.76)	2,851	0.25		0.85		3.32		28
Class C
Year ended 12/31/19	6.93	0.45	0.68	1.13	(0.42)	–	(0.42)	7.64	16.26	5,869	1.00	(f)	1.78	(f)	5.94	(f)	14
Year ended 12/31/18	7.85	(0.08)	(0.62)	(0.70)	(0.22)	–	(0.22)	6.93	(8.87)	5,920	1.00		1.83		(0.99)		6
Year ended 12/31/17	7.31	(0.07)	0.87	0.80	(0.26)	–	(0.26)	7.85	10.95	6,369	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.82	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.31	13.54	5,820	1.00		1.81		4.31		13
Year ended 12/31/15	7.96	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.82	(6.39)	5,382	1.00		1.60		2.57		28
Class CX
Year ended 12/31/19	6.91	0.45	0.68	1.13	(0.42)	–	(0.42)	7.62	16.30	60	1.00	(f)	1.78	(f)	5.94	(f)	14
Year ended 12/31/18	7.84	(0.08)	(0.63)	(0.71)	(0.22)	–	(0.22)	6.91	(9.01)	165	1.00		1.83		(0.99)		6
Year ended 12/31/17	7.30	(0.08)	0.88	0.80	(0.26)	–	(0.26)	7.84	10.96	213	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.81	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.30	13.56	291	1.00		1.81		4.31		13
Year ended 12/31/15	7.95	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.81	(6.40)	308	1.00		1.60		2.57		28
Class R
Year ended 12/31/19	7.01	0.50	0.68	1.18	(0.46)	–	(0.46)	7.73	16.78	7,323	0.50	(f)	1.28	(f)	6.44	(f)	14
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	–	(0.22)	7.01	(8.44)	6,534	0.50		1.33		(0.49)		6
Year ended 12/31/17	7.36	(0.04)	0.88	0.84	(0.30)	–	(0.30)	7.90	11.42	7,650	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.87	0.36	0.60	0.96	(0.35)	(0.12)	(0.47)	7.36	14.00	6,981	0.50		1.31		4.81		13
Year ended 12/31/15	8.02	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.87	(5.93)	6,869	0.50		1.10		3.07		28
Class RX
Year ended 12/31/19	7.01	0.50	0.69	1.19	(0.46)	–	(0.46)	7.74	16.94	113	0.50	(f)	1.28	(f)	6.44	(f)	14
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	–	(0.22)	7.01	(8.44)	189	0.50		1.33		(0.49)		6
Year ended 12/31/17	7.35	(0.03)	0.88	0.85	(0.30)	–	(0.30)	7.90	11.57	161	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.88	0.34	0.60	0.94	(0.35)	(0.12)	(0.47)	7.35	13.68	138	0.50		1.31		4.81		13
Year ended 12/31/15	8.03	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.88	(5.91)	599	0.50		1.10		3.07		28
Class Y
Year ended 12/31/19	7.10	0.55	0.69	1.24	(0.50)	–	(0.50)	7.84	17.42	878	0.00	(f)	0.78	(f)	6.94	(f)	14
Year ended 12/31/18	7.96	0.00	(0.64)	(0.64)	(0.22)	–	(0.22)	7.10	(7.99)	725	0.00		0.83		0.01		6
Year ended 12/31/17	7.41	0.00	0.88	0.88	(0.33)	–	(0.33)	7.96	12.02	849	0.00		0.82		0.00		17
Year ended 12/31/16	6.92	0.39	0.61	1.00	(0.39)	(0.12)	(0.51)	7.41	14.47	1,528	0.00		0.81		5.31		13
Year ended 12/31/15	8.09	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.92	(5.58)	2,921	0.00		0.60		3.57		28
Class R5
Year ended 12/31/19	7.11	0.54	0.70	1.24	(0.50)	–	(0.50)	7.85	17.40	27	0.00	(f)	0.62	(f)	6.94	(f)	14
Year ended 12/31/18	7.98	0.00	(0.65)	(0.65)	(0.22)	–	(0.22)	7.11	(8.10)	288	0.00		0.66		0.01		6
Year ended 12/31/17	7.42	0.00	0.89	0.89	(0.33)	–	(0.33)	7.98	12.14	412	0.00		0.65		0.00		17
Year ended 12/31/16	6.94	0.37	0.62	0.99	(0.39)	(0.12)	(0.51)	7.42	14.29	739	0.00		0.62		5.31		13
Year ended 12/31/15	8.10	0.29	(0.74)	(0.45)	(0.47)	(0.24)	(0.71)	6.94	(5.44)	23,619	0.00		0.42		3.57		28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class R6
Year ended 12/31/19	$7.11	$0.55	$0.69	$1.24	$(0.50)	$–	$(0.50)	$7.85	17.39%	$9	0.00	%(f)	0.62	%(f)	6.94	%(f)	14%
Year ended 12/31/18	7.97	0.00	(0.64)	(0.64)	(0.22)	–	(0.22)	7.11	(7.99)	8	0.00		0.59		0.01		6
Year ended 12/31/17	7.42	0.00	0.88	0.88	(0.33)	–	(0.33)	7.97	12.00	3,181	0.00		0.56		0.00		17
Year ended 12/31/16	6.93	0.40	0.60	1.00	(0.39)	(0.12)	(0.51)	7.42	14.45	2,152	0.00		0.53		5.31		13
Year ended 12/31/15	8.10	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.93	(5.58)	1,484	0.00		0.33		3.57		28

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.93%, 0.89%, 0.90%, 0.87% and 0.98% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $25,207, $1,983, $5,862, $127, $7,105, $109, $809, $28 and $9 for Class A, Class AX, Class C,Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/19	$6.83	$0.58	$0.75	$1.33	$(0.54)	$–	$(0.54)	$7.62	19.42%	$19,768	0.25	%(f)	1.28	%(f)	7.61	%(f)	13%
Year ended 12/31/18	7.80	(0.02)	(0.72)	(0.74)	(0.12)	(0.11)	(0.23)	6.83	(9.46)	16,780	0.25		1.42		(0.24)		10
Year ended 12/31/17	7.19	(0.02)	0.97	0.95	(0.34)	–	(0.34)	7.80	13.30	21,082	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.70	0.49	0.57	1.06	(0.55)	(0.02)	(0.57)	7.19	16.00	17,740	0.25		1.57		6.72		34
Year ended 12/31/15	7.98	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.70	(6.45)	13,456	0.25		1.31		3.97		22
Class AX
Year ended 12/31/19	6.84	0.58	0.75	1.33	(0.54)	–	(0.54)	7.63	19.39	807	0.25	(f)	1.28	(f)	7.61	(f)	13
Year ended 12/31/18	7.80	(0.02)	(0.71)	(0.73)	(0.12)	(0.11)	(0.23)	6.84	(9.33)	717	0.25		1.42		(0.24)		10
Year ended 12/31/17	7.19	(0.01)	0.96	0.95	(0.34)	–	(0.34)	7.80	13.30	1,025	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.71	0.48	0.57	1.05	(0.55)	(0.02)	(0.57)	7.19	15.82	1,231	0.25		1.57		6.72		34
Year ended 12/31/15	7.99	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.71	(6.44)	1,037	0.25		1.31		3.97		22
Class C
Year ended 12/31/19	6.69	0.51	0.73	1.24	(0.48)	–	(0.48)	7.45	18.51	4,133	1.00	(f)	2.03	(f)	6.86	(f)	13
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	4,398	1.00		2.17		(0.99)		10
Year ended 12/31/17	7.10	(0.07)	0.94	0.87	(0.28)	–	(0.28)	7.69	12.35	5,853	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.58	1.01	(0.50)	(0.02)	(0.52)	7.10	15.38	5,273	1.00		2.32		5.97		34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.11)	4,283	1.00		2.06		3.22		22
Class CX
Year ended 12/31/19	6.69	0.51	0.73	1.24	(0.48)	–	(0.48)	7.45	18.52	128	1.00	(f)	2.03	(f)	6.86	(f)	13
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	129	1.00		2.17		(0.99)		10
Year ended 12/31/17	7.09	(0.07)	0.95	0.88	(0.28)	–	(0.28)	7.69	12.51	144	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.09	15.23	142	1.00		2.32		5.97		34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.10)	141	1.00		2.06		3.22		22
Class R
Year ended 12/31/19	6.78	0.56	0.74	1.30	(0.52)	–	(0.52)	7.56	19.14	4,527	0.50	(f)	1.53	(f)	7.36	(f)	13
Year ended 12/31/18	7.75	(0.04)	(0.70)	(0.74)	(0.12)	(0.11)	(0.23)	6.78	(9.52)	4,240	0.50		1.67		(0.49)		10
Year ended 12/31/17	7.15	(0.04)	0.96	0.92	(0.32)	–	(0.32)	7.75	12.96	4,227	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.66	0.47	0.57	1.04	(0.53)	(0.02)	(0.55)	7.15	15.80	3,578	0.50		1.82		6.47		34
Year ended 12/31/15	7.93	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.66	(6.63)	3,812	0.50		1.56		3.72		22
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class RX
Year ended 12/31/19	$6.78	$0.56	$0.74	$1.30	$(0.52)	$–	$(0.52)	$7.56	19.13%	$63	0.50	%(f)	1.53	%(f)	7.36	%(f)	13%
Year ended 12/31/18	7.76	(0.04)	(0.71)	(0.75)	(0.12)	(0.11)	(0.23)	6.78	(9.64)	64	0.50		1.67		(0.49)		10
Year ended 12/31/17	7.16	(0.04)	0.96	0.92	(0.32)	–	(0.32)	7.76	12.94	58	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.67	0.46	0.58	1.04	(0.53)	(0.02)	(0.55)	7.16	15.79	81	0.50		1.82		6.47		34
Year ended 12/31/15	7.94	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.67	(6.63)	163	0.50		1.56		3.72		22
Class Y
Year ended 12/31/19	6.87	0.61	0.75	1.36	(0.56)	–	(0.56)	7.67	19.73	3,011	0.00	(f)	1.03	(f)	7.86	(f)	13
Year ended 12/31/18	7.82	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.87	(9.18)	2,542	0.00		1.17		0.01		10
Year ended 12/31/17	7.20	0.00	0.98	0.98	(0.36)	–	(0.36)	7.82	13.67	4,251	0.00		1.18		0.00		18
Year ended 12/31/16	6.72	0.51	0.56	1.07	(0.57)	(0.02)	(0.59)	7.20	16.06	3,681	0.00		1.32		6.97		34
Year ended 12/31/15	8.01	0.34	(0.85)	(0.51)	(0.50)	(0.28)	(0.78)	6.72	(6.29)	2,412	0.00		1.06		4.22		22
Class R5
Year ended 12/31/19	6.88	0.61	0.75	1.36	(0.56)	–	(0.56)	7.68	19.72	62	0.00	(f)	0.77	(f)	7.86	(f)	13
Year ended 12/31/18	7.83	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.88	(9.17)	152	0.00		0.84		0.01		10
Year ended 12/31/17	7.21	0.00	0.98	0.98	(0.36)	–	(0.36)	7.83	13.65	114	0.00		0.94		0.00		18
Year ended 12/31/16	6.72	0.48	0.60	1.08	(0.57)	(0.02)	(0.59)	7.21	16.21	693	0.00		1.02		6.97		34
Year ended 12/31/15	8.00	0.34	(0.84)	(0.50)	(0.50)	(0.28)	(0.78)	6.72	(6.17)	8,058	0.00		0.77		4.22		22
Class R6
Year ended 12/31/19	6.89	0.61	0.75	1.36	(0.56)	–	(0.56)	7.69	19.68	15	0.00	(f)	0.74	(f)	7.86	(f)	13
Year ended 12/31/18	7.84	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.89	(9.16)	10	0.00		0.84		0.01		10
Year ended 12/31/17	7.22	0.00	0.98	0.98	(0.36)	–	(0.36)	7.84	13.63	1,639	0.00		0.84		0.00		18
Year ended 12/31/16	6.73	0.52	0.56	1.08	(0.57)	(0.02)	(0.59)	7.22	16.18	1,012	0.00		0.95		6.97		34
Year ended 12/31/15	8.01	0.33	(0.83)	(0.50)	(0.50)	(0.28)	(0.78)	6.73	(6.16)	523	0.00		0.69		4.22		22

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.98%, 0.91%, 0.93%, 0.91% and 1.09% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $18,130, $811, $4,141, $128, $4,610, $54, $2,800, $50 and $14 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of nine different classes of shares: Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. Class AX, Class CX and Class RX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C and Class CX shares held for ten years after purchase are eligible for automatic conversion into Class A and Class AX shares of the same Fund, respectively (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C or Class CX shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing

43	Invesco Balanced-Risk Retirement Funds

service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum

44	Invesco Balanced-Risk Retirement Funds

exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.

Other Risks - The Funds and certain of the underlying funds are non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Funds’ shares may vary more widely and the Funds may be subject to greater market and credit risk than if the Funds invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and, for Invesco Balanced-Risk Retirement Now Fund, a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2021, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A/AX	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

For the year ended December 31, 2019, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$195,832	$16,028	$12,125	$4,142	$870	$2,316	$134	$460	$10	$7
Invesco Balanced-Risk Retirement 2020 Fund	203,413	56,536	9,937	8,517	1,290	8,975	424	3,701	26	46
Invesco Balanced-Risk Retirement 2030 Fund	208,238	75,527	8,041	18,104	671	14,836	820	1,996	64	3
Invesco Balanced-Risk Retirement 2040 Fund	213,168	65,968	5,190	15,341	331	18,595	286	2,117	28	9
Invesco Balanced-Risk Retirement 2050 Fund	205,171	63,093	2,821	14,410	445	16,043	189	9,743	50	11

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

45	Invesco Balanced-Risk Retirement Funds

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$1,858	$121	$31	$0	$0	$0
Invesco Balanced-Risk Retirement 2020 Fund	7,943	175	0	8	98	0
Invesco Balanced-Risk Retirement 2030 Fund	13,469	320	8	0	533	0
Invesco Balanced-Risk Retirement 2040 Fund	14,999	150	40	0	1,090	0
Invesco Balanced-Risk Retirement 2050 Fund	15,374	73	42	0	934	0

The underlying Invesco Funds pay no distribution fees for Class R6 shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund, and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$ 442
Invesco Balanced-Risk Retirement 2020 Fund	1,066
Invesco Balanced-Risk Retirement 2030 Fund	1,887
Invesco Balanced-Risk Retirement 2040 Fund	1,827
Invesco Balanced-Risk Retirement 2050 Fund	2,022

46	Invesco Balanced-Risk Retirement Funds

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	December 31, 2019			December 31, 2018
	Ordinary income	Long-term capital gains	Total distributions	Ordinary Income	Long-Term Capital Gains	Total distributions
Invesco Balanced-Risk Retirement Now Fund	$ 930,385	$60,070	$ 990,455	$ 88,398	$492,262	$580,660
Invesco Balanced-Risk Retirement 2020 Fund	2,200,564	–	2,200,564	809,665	–	809,665
Invesco Balanced-Risk Retirement 2030 Fund	2,602,162	–	2,602,162	1,399,010	–	1,399,010
Invesco Balanced-Risk Retirement 2040 Fund	2,401,054	–	2,401,054	1,200,289	–	1,200,289
Invesco Balanced-Risk Retirement 2050 Fund	2,100,484	–	2,100,484	521,001	434,907	955,908

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net unrealized Appreciation (Depreciation) - Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Post-October Deferrals	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$ 12,053	$293,818	$ (114,822)	$(36,524)	$ –	$–	$18,335,943	$18,490,468
Invesco Balanced-Risk Retirement 2020 Fund	262,638	–	(419,223)	(34,701)	(704,915)	–	46,628,296	45,732,095
Invesco Balanced-Risk Retirement 2030 Fund	1,815,058	–	(2,893,376)	(34,509)	(1,203,909)	–	62,284,306	59,967,570
Invesco Balanced-Risk Retirement 2040 Fund	1,157,877	–	(6,540,968)	(31,070)	(1,524,600)	–	49,364,913	42,426,152
Invesco Balanced-Risk Retirement 2050 Fund	973,297	–	(3,829,778)	(28,135)	(467,994)	–	35,867,313	32,514,703

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

47	Invesco Balanced-Risk Retirement Funds

The Funds have a capital loss carryforward as of December 31, 2019, as follows:

	Short-Term	Long-Term
Fund	Not subject to Expiration	Not subject to Expiration	Total
Invesco Balanced-Risk Retirement Now Fund	$ –	$ –	$–
Invesco Balanced-Risk Retirement 2020 Fund	–	704,915	704,915
Invesco Balanced-Risk Retirement 2030 Fund	28,033	1,175,876	1,203,909
Invesco Balanced-Risk Retirement 2040 Fund	–	1,524,600	1,524,600
Invesco Balanced-Risk Retirement 2050 Fund	–	467,994	467,994

NOTE 8–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:
			At December 31, 2019
	For the year ended December 31, 2019*			Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales	Federal Tax Cost**
Invesco Balanced-Risk Retirement Now Fund	$ 1,248,469	$2,376,878	$18,216,917	$ (114,822)	$ (114,822)
Invesco Balanced-Risk Retirement 2020 Fund	2,894,693	6,867,442	46,005,543	(419,223)	(419,223)
Invesco Balanced-Risk Retirement 2030 Fund	10,873,130	6,417,536	62,603,690	(2,893,376)	(2,893,376)
Invesco Balanced-Risk Retirement 2040 Fund	7,416,795	5,708,109	49,007,139	(6,540,968)	(6,540,968)
Invesco Balanced-Risk Retirement 2050 Fund	6,283,146	3,959,200	36,293,514	(3,829,778)	(3,829,778)

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2019, amounts were reclassified between undistributed net investment income and undistributed net realized gain (loss). These reclassifications had no effect on the net assets or the distributable earnings of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Balanced-Risk Retirement Now Fund	$185,340	$(185,340)	$–
Invesco Balanced-Risk Retirement 2020 Fund	472,132	(472,132)	–
Invesco Balanced-Risk Retirement 2030 Fund	1,003,705	(1,003,705)	–
Invesco Balanced-Risk Retirement 2040 Fund	858,813	(858,813)	–
Invesco Balanced-Risk Retirement 2050 Fund	769,298	(769,298)	–

48	Invesco Balanced-Risk Retirement Funds

NOTE 10–Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	114,545	$963,865	190,066	$ 1,583,351
Class AX	3,349	28,099	13,447	110,822
Class C	23,586	189,473	30,672	247,178
Class CX	63	497	64	521
Class R	76,692	623,377	58,779	482,034
Class RX	1,148	9,347	10,774	87,744
Class Y	5,152	43,692	14,467	124,159
Class R5	128	1,134	1,140	9,686
Class R6	-	-	31,984	274,517

Issued as reinvestment of dividends:
Class A	51,848	425,152	29,313	232,163
Class AX	39,226	321,257	22,905	181,177
Class C	12,459	97,433	7,761	58,899
Class CX	1,547	12,081	2,563	19,451
Class R	6,510	52,539	5,177	40,432
Class RX	412	3,325	269	2,097
Class Y	1,473	12,273	907	7,284
Class R5	8	62	353	2,826

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	3,236	27,671
Class B	-	-	(3,362)	(27,671)

Automatic conversion of Class C shares to Class A shares:
Class A	38,041	311,854	-	-
Class AX	50,044	413,340	-	-
Class C	(39,769)	(311,854)	-	-
Class CX	(52,301)	(413,340)	-	-

Reacquired:
Class A	(215,514)	(1,797,243)	(380,094)	(3,186,491)
Class AX	(124,800)	(1,045,483)	(161,425)	(1,347,536)
Class B(c)	-	-	(5)	(31)
Class C	(31,159)	(248,489)	(152,391)	(1,232,951)
Class CX	(12,532)	(101,168)	(46,605)	(376,972)
Class R	(86,492)	(717,728)	(52,036)	(424,934)
Class RX	(2,872)	(23,218)	(11,408)	(93,007)
Class Y	(4,033)	(35,154)	(25,760)	(217,101)
Class R5	(11,566)	(93,652)	(3,313)	(28,338)
Class R6	-	-	(106,171)	(904,559)
Net increase (decrease) in share activity	(154,807)	$(1,278,529)	(518,693)	$(4,347,579)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

49	Invesco Balanced-Risk Retirement Funds

NOTE 10–Share Information–(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	536,566	$4,850,297	703,728	$ 6,253,741
Class AX	6,189	55,882	31,304	275,587
Class C	101,556	899,618	125,677	1,105,285
Class CX	1,793	15,851	2,282	20,151
Class R	142,713	1,288,612	220,011	1,957,770
Class RX	2,375	21,043	34,393	300,266
Class Y	90,460	827,448	39,293	343,971
Class R5	-	-	11,084	100,608
Class R6	315	2,874	57,682	524,879

Issued as reinvestment of dividends:
Class A	158,164	1,409,238	55,472	472,584
Class AX	28,353	252,630	10,376	88,402
Class C	17,732	155,512	10,570	88,371
Class CX	1,847	16,176	2,002	16,734
Class R	22,646	201,097	9,571	81,064
Class RX	1,041	9,243	539	4,562
Class Y	11,296	100,645	3,409	29,107
Class R5	-	-	1,254	10,767
Class R6	-	-	135	1,160

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	43,282	395,597
Class B	-	-	(43,712)	(395,597)

Automatic conversion of Class C shares to Class A shares:
Class A	104,478	922,834	-	-
Class AX	55,967	504,015	-	-
Class C	(106,698)	(922,834)	-	-
Class CX	(57,235)	(504,015)	-	-

Reacquired:
Class A	(753,683)	(6,806,313)	(1,553,783)	(13,908,593)
Class AX	(114,110)	(1,015,674)	(155,861)	(1,389,741)
Class B(c)	-	-	(327)	(2,947)
Class C	(167,193)	(1,470,643)	(330,052)	(2,907,897)
Class CX	(16,096)	(143,088)	(17,909)	(158,395)
Class R	(223,801)	(2,013,348)	(462,563)	(4,090,280)
Class RX	(11,052)	(97,045)	(49,754)	(437,636)
Class Y	(115,192)	(1,054,539)	(28,480)	(255,548)
Class R5	(73,278)	(635,648)	(17,780)	(159,714)
Class R6	(8,228)	(76,100)	(380,142)	(3,438,394)
Net increase (decrease) in share activity	(363,075)	$(3,206,232)	(1,678,299)	$(15,074,136)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

50	Invesco Balanced-Risk Retirement Funds

NOTE 10–Share Information–(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,055,524	$9,088,834	902,204	$7,650,303
Class AX	10,003	86,267	39,802	330,755
Class C	167,067	1,405,651	237,842	1,973,770
Class CX	-	-	135	1,165
Class R	383,611	3,307,196	353,324	2,987,874
Class RX	38,879	327,725	46,743	383,449
Class Y	39,557	338,504	25,460	215,387
Class R5	19	151	10,457	89,118
Class R6	-	-	83,653	727,349

Issued as reinvestment of dividends:
Class A	189,958	1,645,036	101,966	804,518
Class AX	19,971	173,147	11,300	89,264
Class C	36,703	311,974	31,824	246,634
Class CX	711	6,047	1,681	13,026
Class R	38,965	334,710	22,336	174,888
Class RX	1,486	12,768	1,205	9,422
Class Y	5,473	47,617	2,401	19,012
Class R5	677	5,909	2,467	19,613

Conversion of Class B shares to Class A shares:(a)
Class A	-	-	35,412	313,394
Class B	-	-	(35,785)	(313,394)

Automatic conversion of Class C shares to Class A shares:
Class A	149,412	1,234,282	-	-
Class AX	42,200	361,551	-	-
Class C	(152,330)	(1,234,282)	-	-
Class CX	(43,118)	(361,551)	-	-

Reacquired:
Class A	(952,364)	(8,228,068)	(1,844,743)	(15,868,179)
Class AX	(54,183)	(456,525)	(132,915)	(1,121,599)
Class B(b)	-	-	(264)	(2,293)
Class C	(317,213)	(2,631,848)	(418,462)	(3,541,933)
Class CX	(7,724)	(65,857)	(22,455)	(185,564)
Class R	(347,177)	(2,976,551)	(517,241)	(4,386,730)
Class RX	(51,197)	(438,880)	(65,281)	(541,811)
Class Y	(17,690)	(151,978)	(31,117)	(267,055)
Class R5	(81,155)	(654,921)	(3,551)	(30,863)
Class R6	-	-	(440,024)	(3,799,323)
Net increase (decrease) in share activity	156,065	$1,486,908	(1,601,626)	$(14,009,803)

(a)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

51	Invesco Balanced-Risk Retirement Funds

NOTE 10–Share Information–(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	597,306	$4,645,035	808,172	$6,221,103
Class AX	5,145	39,634	31,023	234,076
Class C	148,778	1,133,824	252,709	1,933,122
Class CX	157	1,200	3,202	24,197
Class R	193,131	1,499,228	413,022	3,090,499
Class RX	4,145	31,882	35,981	267,032
Class Y	10,369	81,650	35,646	278,879
Class R5	1,288	10,015	11,307	87,816
Class R6	-	-	115,382	913,731

Issued as reinvestment of dividends:
Class A	190,107	1,484,733	99,302	702,069
Class AX	15,469	120,661	8,193	57,844
Class C	39,839	304,765	27,418	190,283
Class CX	422	3,221	750	5,189
Class R	53,163	412,015	28,688	201,390
Class RX	743	5,757	770	5,407
Class Y	6,592	51,746	3,078	21,857
Class R5	114	898	1,181	8,396

Conversion of Class B shares to Class A shares:(a)
Class A	-	-	29,425	238,049
Class B	-	-	(29,756)	(238,049)

Automatic conversion of Class C shares to Class A shares:
Class A	36,144	271,110	-	-
Class AX	16,261	128,203	-	-
Class C	(36,934)	(271,110)	-	-
Class CX	(16,665)	(128,203)	-	-

Reacquired:
Class A	(784,041)	(6,114,661)	(1,667,154)	(13,067,553)
Class AX	(31,424)	(238,255)	(99,536)	(758,064)
Class B(b)	-	-	(298)	(2,374)
Class C	(238,131)	(1,801,304)	(236,467)	(1,793,522)
Class CX	(30)	(216)	(7,146)	(52,569)
Class R	(232,002)	(1,802,436)	(477,198)	(3,578,155)
Class RX	(17,297)	(128,035)	(30,129)	(223,628)
Class Y	(7,162)	(56,539)	(43,136)	(334,974)
Class R5	(38,551)	(278,921)	(23,539)	(188,525)
Class R6	-	-	(513,154)	(4,013,789)
Net increase (decrease) in share activity	(83,064)	$(594,103)	(1,222,264)	$(9,770,263)

(a)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

52	Invesco Balanced-Risk Retirement Funds

NOTE 10–Share Information–(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	597,910	$ 4,544,589	906,042	$6,757,972
Class AX	7,318	54,482	12,883	94,759
Class C	126,221	935,979	189,767	1,407,546
Class CX	733	5,485	815	6,010
Class R	172,363	1,302,768	387,254	2,839,255
Class RX	2,696	20,436	11,962	87,379
Class Y	86,135	666,814	178,939	1,372,784
Class R5	3,371	25,845	10,163	76,975
Class R6	462	3,459	65,858	511,715

Issued as reinvestment of dividends:
Class A	166,121	1,269,162	79,446	543,409
Class AX	6,877	52,606	3,417	23,405
Class C	33,255	248,417	21,568	144,505
Class CX	1,068	7,966	642	4,298
Class R	39,043	295,552	20,700	140,552
Class RX	397	3,012	216	1,468
Class Y	26,207	201,531	12,122	83,402
Class R5	457	3,516	664	4,576
Class R6	57	442	13	87

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	11,072	88,132
Class B	-	-	(11,256)	(88,132)

Automatic conversion of Class C shares to Class A shares:
Class A	58,323	421,863	-	-
Class AX	3,682	27,516	-	-
Class C	(59,624)	(421,863)	-	-
Class CX	(3,774)	(27,516)	-	-

Reacquired:
Class A	(685,121)	(5,116,032)	(1,245,391)	(9,564,285)
Class AX	(16,907)	(130,768)	(42,895)	(327,646)
Class B(c)	-	-	(564)	(4,374)
Class C	(202,576)	(1,486,402)	(314,705)	(2,333,537)
Class CX	(11)	(73)	(958)	(7,213)
Class R	(237,795)	(1,798,816)	(327,663)	(2,373,333)
Class RX	(4,077)	(29,595)	(10,248)	(73,506)
Class Y	(89,820)	(689,047)	(365,033)	(2,777,265)
Class R5	(17,766)	(124,740)	(3,290)	(25,520)
Class R6	(52)	(396)	(273,572)	(2,099,241)
Net increase (decrease) in share activity	15,173	$266,192	(682,032)	$(5,485,823)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

53	Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54	Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

    In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,026.30	$1.28	$1,023.95	$1.28	0.25%
Class AX	1,000.00	1,025.00	1.28	1,023.95	1.28	0.25
Class C	1,000.00	1,021.70	5.10	1,020.16	5.09	1.00
Class CX	1,000.00	1,021.80	5.10	1,020.16	5.09	1.00
Class R	1,000.00	1,025.20	2.55	1,022.68	2.55	0.50
Class RX	1,000.00	1,023.90	2.55	1,022.68	2.55	0.50
Class Y	1,000.00	1,027.40	0.00	1,025.21	0.00	0.00
Class R5	1,000.00	1,027.40	0.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,027.30	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

55	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,026.40	$1.28	$1,023.95	$1.28	0.25%
Class AX	1,000.00	1,026.40	1.28	1,023.95	1.28	0.25
Class C	1,000.00	1,022.60	5.10	1,020.16	5.09	1.00
Class CX	1,000.00	1,022.70	5.10	1,020.16	5.09	1.00
Class R	1,000.00	1,025.80	2.55	1,022.68	2.55	0.50
Class RX	1,000.00	1,025.80	2.55	1,022.68	2.55	0.50
Class Y	1,000.00	1,027.20	0.00	1,025.21	0.00	0.00
Class R5	1,000.00	1,027.10	0.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,027.00	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Balanced-Risk Retirement 2030 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,037.60	$1.28	$1,023.95	$1.28	0.25%
Class AX	1,000.00	1,037.60	1.28	1,023.95	1.28	0.25
Class C	1,000.00	1,033.90	5.13	1,020.16	5.09	1.00
Class CX	1,000.00	1,033.90	5.13	1,020.16	5.09	1.00
Class R	1,000.00	1,036.60	2.57	1,022.68	2.55	0.50
Class RX	1,000.00	1,036.60	2.57	1,022.68	2.55	0.50
Class Y	1,000.00	1,038.70	0.00	1,025.21	0.00	0.00
Class R5	1,000.00	1,038.60	0.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,038.60	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

56	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,042.50	$1.29	$1,023.95	$1.28	0.25%
Class AX	1,000.00	1,042.50	1.29	1,023.95	1.28	0.25
Class C	1,000.00	1,038.20	5.14	1,020.16	5.09	1.00
Class CX	1,000.00	1,038.30	5.14	1,020.16	5.09	1.00
Class R	1,000.00	1,040.20	2.57	1,022.68	2.55	0.50
Class RX	1,000.00	1,041.60	2.57	1,022.68	2.55	0.50
Class Y	1,000.00	1,043.40	0.00	1,025.21	0.00	0.00
Class R5	1,000.00	1,043.40	0.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,043.30	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Balanced-Risk Retirement 2050 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,047.00	$1.29	$1,023.95	$1.28	0.25%
Class AX	1,000.00	1,047.00	1.29	1,023.95	1.28	0.25
Class C	1,000.00	1,043.20	5.15	1,020.16	5.09	1.00
Class CX	1,000.00	1,043.30	5.15	1,020.16	5.09	1.00
Class R	1,000.00	1,046.30	2.58	1,022.68	2.55	0.50
Class RX	1,000.00	1,044.90	2.58	1,022.68	2.55	0.50
Class Y	1,000.00	1,047.90	0.00	1,025.21	0.00	0.00
Class R5	1,000.00	1,049.20	0.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,047.70	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

57	Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2019:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$60,070	0.00%	0.00%	24.32%
Invesco Balanced-Risk Retirement 2020 Fund	-	0.00	0.01	24.41
Invesco Balanced-Risk Retirement 2030 Fund	-	0.00	0.00	25.22
Invesco Balanced-Risk Retirement 2040 Fund	-	0.00	0.00	24.06
Invesco Balanced-Risk Retirement 2050 Fund	-	0.00	0.00	23.20

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

58	Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd.
(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment
Company Institute; and Member of Executive Board, SMU Cox School of
Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive
Officer, Invesco Advisers, Inc. (registered investment adviser); Director,
Chairman, Chief Executive Officer and President, Invesco Holding
Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco
Group Services, Inc. (service provider) and Invesco North American
Holdings, Inc. (holding company); Director, Chief Executive Officer and
President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman,
Investment Company Institute and President, Co-Chief Executive Officer,
Co-President, Chief Operating Officer and Chief Financial Officer,
Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7	Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-8	Invesco Balanced-Risk Retirement Funds

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	IBRR-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Convertible Securities Fund
Nasdaq:
A: CNSAX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal.

In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Convertible Securities Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

  Performance summary

For the year ended December 31, 2019, Class A shares of Invesco Convertible Securities Fund (the Fund), at net asset value (NAV), underperformed the ICE Bo-fAML US Convertible Index, the Fund’s broad market/style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.[2] During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.[1] Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

Convertible securities posted strong gains for the year, with the ICE BofAML US Convertibles Index returning 23.15%. Within the convertibles index, information technology (IT), health care and consumer discretionary had the highest returns for the year, while consumer staples, transportation, materials and energy posted declines. Large-cap convertible securities outperformed small-and mid-cap convertible securities, while equity-sensitive and non-investment grade and non-rated convertible securities underperformed less equity-sensitive and investment grade convertibles, respectively.

Security selection in the IT sector was the largest detractor from the Fund’s performance relative to the broad market/style-specific index for the year. During the year, investors generally favored cyclical areas within the sector, such as semiconductors – particularly higher priced and more equity-sensitive issues. These types of convertible securities tend to trade in tandem with their underlying equity shares, offering less downside protection than less equity-sensitive convertible securities. As such, the Fund’s underweight exposure to Advanced Micro Devices and Microchip Technology, along with lack of exposure to Lam Research hurt relative Fund performance. We chose to underweight these higher-priced, equity-sensitive issues, which, in our opinion, have a heightened risk profile.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.42%
Class C Shares	20.54
Class Y Shares	21.73
Class R5 Shares	21.74
Class R6 Shares	21.82
ICE BofAML US Convertible Index▼ (Broad Market/Style-Specific Index)	23.15
Lipper Convertible Securities Funds Index∎ (Peer Group Index)	23.85
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.[1] This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-

Portfolio Composition
By sector	% of total net assets

Information Technology	39.77%
Health Care	18.39
Utilities	10.13
Financials	9.33
Communication Services	9.02
Consumer Discretionary	5.72
Industrials	2.96
Other Sectors, Each Less than 2% of Net Assets	2.12
Money Market Funds Plus Other Assets Less Liabilities	2.56

Top Five Debt Issuers*
% of total net assets

1. Microchip Technology, Inc.	2.06%
2. Liberty Media Corp.	1.78
3. ServiceNow, Inc.	1.76
4. GCI Liberty, Inc.	1.72
5. AXA S.A.	1.67

Total Net Assets	$1.2 billion

Total Number of Holdings*	105

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

4	Invesco Convertible Securities Fund

The Fund’s cash position was another notable detractor from the Fund’s performance relative to the broad market/ style-specific index for the year. While less than 2.5% on average, the cash position created a drag in the strong market rally during the year.

Security selection in the consumer discretionary sector also detracted from the Fund’s performance relative to the broad market/style-specific index. The Fund’s underperformance in the sector was largely due to a lack of exposure to Tesla. Going into the fourth quarter of the year, the Fund’s lack of exposure to Tesla helped relative performance. However, following the company’s better-than-expected earnings release in Octo-ber, Tesla staged a strong rally, with its stock nearly doubling in price by year-end, and the Fund underperformed as a result.

On the positive side, security selection in the financials sector was the largest contributor to the Fund’s performance relative to the broad market/style-specific index during the year, driven partially by strong performance from insurers AXA and Assurant. Security selection in the media industry also helped the Fund’s relative return with Nice Systems and Charter Communications as strong contributors. Charter Communications reported strong revenues during the year, as the company focused on adding broadband subscribers to drive future growth. We sold this position before the close of the year. The Fund’s underweight exposure to the energy and consumer staples sectors also helped relative performance, as the Fund largely avoided some of the weaker issues in the sector.

During the year, we increased the Fund’s exposure to the utilities and technology sectors and decreased exposure to the energy and health care sectors. At year-end, the Fund’s largest absolute sector exposures remained in the IT and health care sectors. The Fund’s largest overweight exposures relative to the broad market/style-specific index were in IT, utilities and media, while the largest underweight positions were in financials, consumer discretionary and energy.

Markets finished the year with strong gains, but we believe there is reason for caution given potential for a slowing global economy, geopolitical tensions and uncertainty about US trade policy. Given this market uncertainty, we seek to avoid issue-specific, underperforming stocks, and we continue to focus on companies with healthy balance sheets and reasonable valuations that we believe can benefit in the current economic environment.

Thank you for your continued investment in Invesco Convertible Securities Fund, and for sharing our commitment to a long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Ellen Gold - Lead

Ramez Nashed

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Convertible Securities Fund

Average Annual Total Returns As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	6.54%
10 Years	7.52
5 Years	5.03
1 Year	14.73

Class C Shares
Inception (7/28/97)	6.46%
10 Years	7.36
5 Years	5.45
1 Year	19.54

Class Y Shares
Inception (7/28/97)	7.07%
10 Years	8.40
5 Years	6.47
1 Year	21.73

Class R5 Shares
10 Years	8.41%
5 Years	6.51
1 Year	21.74

Class R6 Shares
10 Years	8.41%
5 Years	6.59
1 Year	21.82

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.91%, 1.67%, 0.67%, 0.65% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎

The ICE BofAML US Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.

∎	The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2019

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-78.13%

Alternative Carriers-1.72%
GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(b)(c)	$14,487,000	$20,013,790

Application Software-15.62%
Alteryx, Inc., Conv., 1.00%, 08/01/2026(b)	4,260,000	4,002,652

Atlassian, Inc., Conv., 0.63%, 05/01/2023	9,600,000	15,194,840

Coupa Software, Inc., Conv., 0.13%, 06/15/2025(b)	10,050,000	11,907,867

DocuSign, Inc., Conv., 0.50%, 09/15/2023	11,950,000	14,897,901

Envestnet, Inc., Conv., 1.75%, 06/01/2023	9,113,000	10,950,619

Guidewire Software, Inc., Conv., 1.25%, 03/15/2025	5,500,000	6,490,662

HubSpot, Inc., Conv., 0.25%, 06/01/2022	1,500,000	2,599,242

j2 Global, Inc., Conv., 1.75%, 11/01/2026(b)	7,200,000	7,340,330

NICE Systems, Inc. (Israel), Conv., 1.25%, 01/15/2024	7,650,000	14,616,281

Pluralsight, Inc., Conv., 0.38%, 03/01/2024(b)	9,096,000	7,917,370

Q2 Holdings, Inc., Conv., 0.75%, 06/01/2026(b)	7,200,000	8,310,884

RealPage, Inc., Conv., 1.50%, 11/15/2022	8,320,000	11,616,800

RingCentral, Inc., Conv., 0.00%, 03/15/2023(d)	8,861,000	18,628,482

Splunk, Inc., Conv., 0.50%, 09/15/2023	10,400,000	12,545,000

Verint Systems, Inc., Conv., 1.50%, 06/01/2021	6,600,000	7,134,818

Workday, Inc., Conv., 0.25%, 10/01/2022	10,500,000	13,465,509

Zendesk, Inc., Conv., 0.25%, 03/15/2023	10,500,000	14,360,362

		181,979,619

Asset Management & Custody Banks-0.83%
Ares Capital Corp., Conv., 4.63%, 03/01/2024	9,100,000	9,697,870

Automobile Manufacturers-0.29%
Winnebago Industries, Inc., Conv., 1.50%, 04/01/2025(b)	3,150,000	3,380,204

Biotechnology-5.75%
BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	8,500,000	9,254,855

Exact Sciences Corp., Conv., 0.38%, 03/15/2027	14,600,000	16,580,125

	Principal Amount	Value

Biotechnology-(continued)
Halozyme Therapeutics, Inc., Conv., 1.25%, 12/01/2024(b)	$5,700,000	$5,694,777

Insmed, Inc., Conv., 1.75%, 01/15/2025	6,000,000	5,794,863

Ionis Pharmaceuticals, Inc., Conv., 1.00%, 11/15/2021	5,000,000	5,733,068

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	11,000,000	16,899,160

Sarepta Therapeutics, Inc., Conv., 1.50%, 11/15/2024	3,600,000	7,011,000

		66,967,848

Broadcasting-1.78%
Liberty Media Corp., Conv., 2.25%, 12/01/2021(b)(c)	11,925,000	14,183,297

Liberty Formula One, Conv., 1.00%, 01/30/2023	4,900,000	6,530,244

		20,713,541

Cable & Satellite-1.38%
DISH Network Corp., Conv., 3.38%, 08/15/2026	9,600,000	9,258,240

Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024(b)	6,325,000	6,791,469

		16,049,709

Casinos & Gaming-0.45%
Caesars Entertainment Corp., Conv., 5.00%, 10/01/2024	2,700,000	5,200,875

Communications Equipment-1.82%
Lumentum Holdings, Inc., Conv., 0.25%, 03/15/2024	4,100,000	5,996,250

Viavi Solutions, Inc., Conv., 1.75%, 06/01/2023	12,123,000	15,274,343

		21,270,593

Consumer Finance-0.24%
PRA Group, Inc., Conv., 3.50%, 06/01/2023	2,700,000	2,826,169

Data Processing & Outsourced Services-2.70%
Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(b)(c)	12,495,000	14,935,095

Square, Inc., Conv., 0.50%, 05/15/2023	14,721,000	16,487,196

		31,422,291

Education Services-0.75%
Chegg, Inc., Conv., 0.13%, 03/15/2025(b)	8,450,000	8,712,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Convertible Securities Fund

	Principal Amount	Value

Electric Utilities–3.68%
American Electric Power Co., Inc., Conv. Investment Units, 6.13%, 03/15/2022	$227,488	$12,313,925

NextEra Energy, Inc., Conv., 4.87%, 09/01/2022	325,000	16,666,000

Southern Co. (The), Conv. Investment Units, 6.75%, 08/01/2022	257,073	13,856,235

		42,836,160

Electronic Components–0.44%
II-VI, Inc., Conv., 0.25%, 09/01/2022	5,000,000	5,106,250

Gas Utilities–0.63%
South Jersey Industries, Inc., Conv. Investment Units, 7.25%, 04/15/2021	140,600	7,298,546

Health Care Equipment–3.93%
CONMED Corp., Conv., 2.63%, 02/01/2024(b)	4,242,000	5,875,379

DexCom, Inc., Conv., 0.75%, 12/01/2023	9,300,000	13,798,384

Insulet Corp., Conv., 0.38%, 09/01/2026(b)	13,600,000	14,171,048

NuVasive, Inc., Conv., 2.25%, 03/15/2021	9,000,000	12,013,309

		45,858,120

Health Care Technology–1.39%
Tabula Rasa HealthCare, Inc., Conv., 1.75%, 02/15/2026(b)	4,276,000	4,294,708

Teladoc Health, Inc., Conv., 1.38%, 05/15/2025	6,875,000	11,957,903

		16,252,611

Homefurnishing Retail–0.98%
RH, Conv., 0.00%, 06/15/2023(d)	9,000,000	11,441,755

Independent Power Producers & Energy Traders–0.42%
NRG Energy, Inc., Conv., 2.75%, 09/01/2025(c)	4,276,000	4,858,605

Industrial Machinery–1.35%
Fortive Corp., Conv., 0.88%, 02/15/2022(b)	15,504,000	15,716,790

Interactive Home Entertainment–1.03%
Sea Ltd. (Taiwan), Conv., 1.00%, 12/01/2024(b)	5,425,000	5,931,163

Zynga, Inc., Conv., 0.25%, 06/01/2024(b)	6,000,000	6,127,500

		12,058,663

Interactive Media & Services–3.11%
IAC FinanceCo, Inc., Conv., 0.88%, 10/01/2022(b)	7,000,000	12,052,950

Snap, Inc., Conv., 0.75%, 08/01/2026(b)	7,793,000	8,127,239

	Principal Amount	Value

Interactive Media & Services–(continued)
Twitter, Inc., Conv., 1.00%, 09/15/2021	$8,005,000	$7,804,875

0.25%, 06/15/2024	8,500,000	8,234,375

		36,219,439

Internet & Direct Marketing Retail–4.17%
Booking Holdings, Inc., Conv., 0.35%, 06/15/2020	3,000,000	4,663,136

0.90%, 09/15/2021	6,000,000	6,929,247

Etsy, Inc., Conv., 0.13%, 10/01/2026(b)	3,750,000	3,391,663

IAC Financeco 2, Inc., Conv., 0.88%, 06/15/2026(b)	9,432,000	10,623,261

MercadoLibre, Inc. (Argentina), Conv., 2.00%, 08/15/2028	4,500,000	6,729,582

Pinduoduo, Inc. (China), Conv., 0.00%, 10/01/2022(b)(c)(d)	7,000,000	8,045,070

Trip.com Group Ltd. (China), Conv., 1.99%, 07/01/2020(c)	7,750,000	8,165,184

		48,547,143

Internet Services & Infrastructure–2.84%
Akamai Technologies, Inc., Conv., 0.13%, 05/01/2025	12,600,000	13,982,809

Okta, Inc., Conv., 0.13%, 09/01/2025(b)	12,525,000	12,175,762

Twilio, Inc., Conv., 0.25%, 06/01/2023	4,550,000	6,956,649

		33,115,220

Investment Banking & Brokerage–0.63%
JPMorgan Chase Financial Co. LLC, Conv., 0.25%, 05/01/2023(b)	6,750,000	7,308,826

IT Consulting & Other Services–0.73%
KBR, Inc., Conv., 2.50%, 11/01/2023(b)	6,430,000	8,543,863

Life Sciences Tools & Services–1.79%
Illumina, Inc., Conv., 0.00%, 08/15/2023(d)	11,840,000	13,106,957

Repligen Corp., Conv., 0.38%, 07/15/2024	7,119,000	7,713,828

		20,820,785

Multi-line Insurance–1.67%
AXA S.A. (France), Conv., 7.25%, 05/15/2021(b)	16,841,000	19,449,250

Oil & Gas Storage & Transportation–0.41%
Cheniere Energy, Inc., Conv., 4.25%, 03/15/2045	6,000,000	4,755,316

Pharmaceuticals–1.29%
Horizon Pharma Investment Ltd., Conv., 2.50%, 03/15/2022	7,500,000	9,942,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Convertible Securities Fund

	Principal Amount	Value

Pharmaceuticals-(continued)
Jazz Investments I Ltd., Conv., 1.88%, 08/15/2021	$5,000,000	$5,160,621

		15,102,809

Semiconductors-7.26%
Advanced Micro Devices, Inc., Conv., 2.13%, 09/01/2026	1,000,000	5,796,939

Cree, Inc., Conv., 0.88%, 09/01/2023	8,700,000	9,244,815

Inphi Corp., Conv., 0.75%, 09/01/2021	11,100,000	15,715,994

Microchip Technology, Inc., Conv., 1.63%, 02/15/2025	2,482,000	5,345,608

1.63%, 02/15/2027	13,075,000	18,664,562

ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	12,600,000	17,154,806

Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	9,488,000	12,633,941

		84,556,665

Specialty Chemicals-0.43%
International Flavors & Fragrances, Inc., Conv. Amortizing Notes, 6.00%, 09/15/2021	105,332	5,056,989

Systems Software-4.81%
CyberArk Software Ltd., Conv., 0.00%, 11/15/2024(b)(d)	4,500,000	4,669,511

Palo Alto Networks, Inc., Conv., 0.75%, 07/01/2023	14,100,000	15,587,422

Proofpoint, Inc., Conv., 0.25%, 08/15/2024(b)	10,853,000	11,204,651

Rapid7, Inc., Conv., 1.25%, 08/01/2023	2,740,000	4,089,564

ServiceNow, Inc., Conv., 0.00%, 06/01/2022(d)	9,700,000	20,487,944

		56,039,092

Technology Hardware, Storage & Peripherals-0.59%
Western Digital Corp., Conv., 1.50%, 02/01/2024	7,000,000	6,890,625

Water Utilities-1.22%
Aqua America, Inc., Conv. Amortizing Notes, 6.00%, 04/30/2022	228,300	14,234,505

Total U.S. Dollar Denominated Bonds & Notes (Cost $780,619,544)		910,302,556

	Shares
Preferred Stocks-19.31%
Diversified Banks-4.68%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	19,300	27,965,700

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	18,300	26,535,000

		54,500,700

	Shares	Value

Health Care Equipment-3.04%
Becton, Dickinson and Co., 6.13%, Series A, Conv. Pfd.	230,100	$15,062,346

Danaher Corp., 4.75%, Series A, Conv. Pfd.	17,300	20,397,392

		35,459,738

Industrial Machinery-1.60%
Stanley Black & Decker, Inc., 5.38%, Series C, Conv. Investment Units	20,500	2,237,165

Stanley Black & Decker, Inc., 5.25%, Conv. Pfd.	151,200	16,474,752

		18,711,917

Life Sciences Tools & Services-1.19%
Avantor, Inc., 6.25%, Series A, Conv. Pfd.	220,012	13,860,756

Multi-line Insurance-1.28%
Assurant, Inc., 6.50%, Series D, Conv. Pfd.	116,100	14,932,782

Multi-Utilities-4.19%
CenterPoint Energy, Inc., 7.00%, Series B, Conv. Pfd.	267,342	13,030,249

Dominion Energy, Inc., 7.25%, Series A, Conv. Pfd.(e)	134,805	14,422,787

DTE Energy Co., 6.25%, Conv. Pfd.	149,130	7,644,404

Sempra Energy, 6.00%, Series A, Conv. Pfd.	114,400	13,730,288

		48,827,728

Semiconductors-2.05%
Broadcom, Inc., 8.00%, Series A, Conv. Pfd.	20,240	23,842,112

Specialized REITs-1.28%
Crown Castle International Corp., 6.88%, Series A, Conv. Pfd.	11,604	14,873,311

Total Preferred Stocks (Cost $192,992,186)		225,009,044

Money Market Funds-2.37%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(f)	9,637,921	9,637,921

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(f)	6,958,048	6,960,135

Invesco Treasury Portfolio, Institutional Class, 1.49%(f)	11,014,766	11,014,766

Total Money Market Funds (Cost $27,612,048)		27,612,822

TOTAL INVESTMENTS IN SECURITIES-99.81% (Cost $1,001,223,778)		1,162,924,422

OTHER ASSETS LESS LIABILITIES-0.19%		2,218,887

NET ASSETS-100.00%		$1,165,143,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Convertible Securities Fund

Investment Abbreviations:

Conv. - Convertible

Pfd.    - Preferred

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $270,898,389, which represented 23.25% of the Fund’s Net Assets.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Each corporate unit consists of purchase contract for issuer’s common stock & 1/40th undivided beneficial ownership interest in the issuer’s Series A, 1.50% Subordinated notes due 2020.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $ 973,611,730)	$1,135,311,600
Investments in affiliated money market funds, at value (Cost $ 27,612,048)	27,612,822
Cash	8,203
Receivable for:
Fund shares sold	1,180,433
Dividends	902,280
Interest	1,972,148
Investment for trustee deferred compensation and retirement plans	131,662
Other assets	41,599
Total assets	1,167,160,747

Liabilities:

Payable for:
Fund shares reacquired	1,217,605
Accrued fees to affiliates	474,710
Accrued trustees’ and officers’ fees and benefits	694
Accrued other operating expenses	133,616
Trustee deferred compensation and retirement plans	190,813
Total liabilities	2,017,438
Net assets applicable to shares outstanding	$1,165,143,309

Net assets consist of:
Shares of beneficial interest	$ 995,859,621
Distributable earnings	169,283,688
$1,165,143,309

Net Assets:

Class A	$473,598,518
Class C	$65,606,623
Class Y	$582,111,679
Class R5	$1,334,093
Class R6	$42,492,396

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,219,429
Class C	2,676,877
Class Y	23,585,655
Class R5	54,124
Class R6	1,723,527
Class A:
Net asset value per share	$24.64
Maximum offering price per share
(Net asset value of $24.64 ÷ 94.50%)	$26.07
Class C:
Net asset value and offering price per share	$24.51
Class Y:
Net asset value and offering price per share	$24.68
Class R5:
Net asset value and offering price per share	$24.65
Class R6:
Net asset value and offering price per share	$24.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends	$11,833,389

Interest	10,885,240

Dividends from affiliated money market funds	742,808

Total investment income	23,461,437

Expenses:
Advisory fees	5,735,227

Administrative services fees	164,076

Custodian fees	16,560

Distribution fees:
Class A	1,061,265

Class C	695,384

Transfer agent fees – A, C and Y	1,409,305

Transfer agent fees – R5	1,268

Transfer agent fees – R6	9,256

Trustees’ and officers’ fees and benefits	35,012

Registration and filing fees	115,934

Reports to shareholders	79,726

Professional services fees	43,459

Other	19,551

Total expenses	9,386,023

Less: Fees waived and/or expense offset arrangement(s)	(47,784)

Net expenses	9,338,239

Net investment income	14,123,198

Realized and unrealized gain from:
Net realized gain from Investment securities	66,256,693

Change in net unrealized appreciation of investment securities	146,260,379

Net realized and unrealized gain	212,517,072

Net increase in net assets resulting from operations	$226,640,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$14,123,198	$14,566,457

Net realized gain	66,256,693	92,055,526

Change in net unrealized appreciation (depreciation)	146,260,379	(125,630,618)

Net increase (decrease) in net assets resulting from operations	226,640,270	(19,008,635)

Distributions to shareholders from distributable earnings:
Class A	(24,949,209)	(47,566,755)

Class C	(3,092,918)	(8,896,685)

Class Y	(31,816,123)	(71,907,188)

Class R5	(73,708)	(130,753)

Class R6	(2,498,671)	(6,055,787)

Total distributions from distributable earnings	(62,430,629)	(134,557,168)

Share transactions-net:
Class A	3,813,021	(197,392,735)

Class B	–	(830,801)

Class C	(26,924,130)	(2,904,343)

Class Y	(85,099,088)	75,493,290

Class R5	89,359	(387,350)

Class R6	(12,300,832)	19,185,249

Net increase (decrease) in net assets resulting from share transactions	(120,421,670)	(106,836,690)

Net increase (decrease) in net assets	43,787,971	(260,402,493)

Net assets:
Beginning of year	1,121,355,338	1,381,757,831

End of year	$1,165,143,309	$1,121,355,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Convertible Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/19	$21.42	$0.28	$ 4.28	$ 4.56	$(0.36)	$(0.98)	$(1.34)	$24.64	21.42	%(d)	$ 473,599	0.90	%(d)(e)	0.90	%(d)(e)	1.13	%(d)(e)	57%
Year ended 12/31/18	24.41	0.28	(0.62)	(0.34)	(0.57)	(2.08)	(2.65)	21.42	(1.71	)(f)	407,548	0.90	(f)	0.90	(f)	1.09	(f)	62
Year ended 12/31/17	23.10	0.33	2.04	2.37	(1.01)	(0.05)	(1.06)	24.41	10.42	(g)	653,121	0.93	(g)	0.93	(g)	1.36	(g)	39
Year ended 12/31/16	22.62	0.39	0.90	1.29	(0.81)	–	(0.81)	23.10	5.82	(h)	785,526	0.88	(h)	0.89	(h)	1.74	(h)	42
Year ended 12/31/15	23.88	0.30	(1.00)	(0.70)	(0.56)	–	(0.56)	22.62	(3.02	)(i)	755,534	0.86	(i)	0.87	(i)	1.26	(i)	45
Class C
Year ended 12/31/19	21.31	0.10	4.26	4.36	(0.18)	(0.98)	(1.16)	24.51	20.54	(d)	65,607	1.63	(d)(e)	1.63	(d)(e)	0.40	(d)(e)	57
Year ended 12/31/18	24.30	0.08	(0.62)	(0.54)	(0.37)	(2.08)	(2.45)	21.31	(2.48	)(f)	81,529	1.66	(f)	1.66	(f)	0.33	(f)	62
Year ended 12/31/17	23.00	0.15	2.03	2.18	(0.83)	(0.05)	(0.88)	24.30	9.57	(g)	95,218	1.69	(g)	1.69	(g)	0.60	(g)	39
Year ended 12/31/16	22.52	0.22	0.90	1.12	(0.64)	–	(0.64)	23.00	5.07	(h)	130,934	1.61	(h)	1.62	(h)	1.01	(h)	42
Year ended 12/31/15	23.77	0.14	(0.99)	(0.85)	(0.40)	–	(0.40)	22.52	(3.67	)(i)	187,743	1.54	(i)	1.55	(i)	0.58	(i)	45
Class Y
Year ended 12/31/19	21.44	0.33	4.30	4.63	(0.41)	(0.98)	(1.39)	24.68	21.73		582,112	0.67	(e)	0.67	(e)	1.36	(e)	57
Year ended 12/31/18	24.44	0.33	(0.62)	(0.29)	(0.63)	(2.08)	(2.71)	21.44	(1.51)		583,289	0.66		0.66		1.33		62
Year ended 12/31/17	23.13	0.39	2.04	2.43	(1.07)	(0.05)	(1.12)	24.44	10.68		594,284	0.69		0.69		1.60		39
Year ended 12/31/16	22.65	0.44	0.90	1.34	(0.86)	–	(0.86)	23.13	6.07		569,345	0.64		0.65		1.98		42
Year ended 12/31/15	23.91	0.36	(1.00)	(0.64)	(0.62)	–	(0.62)	22.65	(2.78)		1,107,497	0.62		0.63		1.50		45
Class R5
Year ended 12/31/19	21.43	0.34	4.29	4.63	(0.43)	(0.98)	(1.41)	24.65	21.74		1,334	0.64	(e)	0.64	(e)	1.39	(e)	57
Year ended 12/31/18	24.43	0.34	(0.62)	(0.28)	(0.64)	(2.08)	(2.72)	21.43	(1.49)		1,081	0.64		0.64		1.35		62
Year ended 12/31/17	23.11	0.39	2.06	2.45	(1.08)	(0.05)	(1.13)	24.43	10.78		1,585	0.64		0.64		1.65		39
Year ended 12/31/16	22.63	0.45	0.90	1.35	(0.87)	–	(0.87)	23.11	6.10		5,225	0.62		0.63		2.00		42
Year ended 12/31/15	23.89	0.37	(1.00)	(0.63)	(0.63)	–	(0.63)	22.63	(2.75)		3,912	0.57		0.58		1.55		45
Class R6
Year ended 12/31/19	21.43	0.36	4.29	4.65	(0.45)	(0.98)	(1.43)	24.65	21.82		42,492	0.56	(e)	0.56	(e)	1.47	(e)	57
Year ended 12/31/18	24.43	0.36	(0.62)	(0.26)	(0.66)	(2.08)	(2.74)	21.43	(1.41)		47,908	0.56		0.56		1.43		62
Year ended 12/31/17	23.12	0.42	2.04	2.46	(1.10)	(0.05)	(1.15)	24.43	10.82		36,751	0.57		0.57		1.72		39
Year ended 12/31/16	22.64	0.47	0.90	1.37	(0.89)	–	(0.89)	23.12	6.21		13,880	0.52		0.53		2.10		42
Year ended 12/31/15	23.90	0.39	(1.00)	(0.61)	(0.65)	–	(0.65)	22.64	(2.66)		16,731	0.49		0.50		1.63		45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% and 0.96% for Class A and Class C shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $460,254, $72,415, $576,663, $1,262 and $46,602 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(h)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.97% for Class A and Class C shares, respectively.

(i)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.92% for Class A and Class C shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Convertible Securities Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

17	Invesco Convertible Securities Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

18	Invesco Convertible Securities Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 750 million	0.520%

Next $250 million	0.470%

Next $500 million	0.420%

Next $500 million	0.395%

Next $1 billion	0.370%

Over $3 billion	0.345%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $42,716.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $66,590 in front-end sales commissions from the sale of Class A shares and $3,392 and $1,885 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

19	Invesco Convertible Securities Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$910,302,556	$–	$910,302,556

Preferred Stocks	225,009,044	–	–	225,009,044

Money Market Funds	27,612,822	–	–	27,612,822

Total Investments	$252,621,866	$910,302,556	$–	$1,162,924,422

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,068.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$17,828,269	$37,701,661

Long-term capital gain	44,602,360	96,855,507

Total distributions	$62,430,629	$134,557,168

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$7,314,081

Undistributed long-term capital gain	2,886,004

Net unrealized appreciation – investments	159,241,087

Temporary book/tax differences	(157,484)

Shares of beneficial interest	995,859,621

Total net assets	$1,165,143,309

20	Invesco Convertible Securities Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, deemed dividends, convertible preferred debt instruments, return of principal from amortizing notes and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $633,480,862 and $804,776,531, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$166,449,887

Aggregate unrealized (depreciation) of investments	(7,208,800)

Net unrealized appreciation of investments	$159,241,087

Cost of investments for tax purposes is $1,003,683,335.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred debt instruments and bond premium amortization, on December 31, 2019, undistributed net investment income was increased by $7,820,750 and undistributed net realized gain was decreased by $7,820,750. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	1,875,565	$45,048,199	2,184,081	$55,050,397

Class C	269,090	6,491,808	585,356	14,619,366

Class Y	6,453,977	155,621,382	9,160,760	230,034,534

Class R5	5,673	138,324	6,031	150,443

Class R6	239,622	5,785,582	1,322,798	33,372,723

Issued as reinvestment of dividends:
Class A	854,735	20,795,311	1,811,167	40,633,721

Class C	109,379	2,645,873	344,323	7,623,378

Class Y	974,250	23,737,536	2,302,445	51,520,150

Class R5	2,995	72,919	5,136	115,942

Class R6	71,400	1,738,433	149,656	3,341,726

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	26,580	677,001

Class B	-	-	(26,518)	(677,001)

Automatic conversion of Class C shares to Class A shares:
Class A	774,427	18,122,374	-	-

Class C	(778,739)	(18,122,374)	-	-

21	Invesco Convertible Securities Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(3,312,705)	$(80,152,863)	(11,745,539)	$(293,753,854)

Class B(c)	-	-	(6,101)	(153,800)

Class C	(749,298)	(17,939,437)	(1,021,805)	(25,147,087)

Class Y	(11,044,825)	(264,458,006)	(8,575,507)	(206,061,394)

Class R5	(4,984)	(121,884)	(25,601)	(653,735)

Class R6	(823,133)	(19,824,847)	(741,238)	(17,529,200)

Net increase (decrease) in share activity	(5,082,571)	$(120,421,670)	(4,243,976)	$(106,836,690)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

22	Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Convertible Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,045.80	$4.64	$1,020.67	$4.58	0.90%
Class C	1,000.00	1,042.20	8.39	1,016.99	8.29	1.63
Class Y	1,000.00	1,046.90	3.46	1,021.83	3.41	0.67
Class R5	1,000.00	1,047.10	3.41	1,021.88	3.36	0.66
Class R6	1,000.00	1,047.50	2.94	1,022.33	2.91	0.57

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$44,602,360
Qualified Dividend Income*	39.13%
Corporate Dividends Received Deduction*	37.69%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Convertible Securities Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in December 2019. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution

12/13/2019	Class A	$0.0753	$0.9751	$0.0174	$1.0678

12/13/2019	Class C	$0.0291	$0.9751	$0.0174	$1.0216

12/13/2019	Class Y	$0.0839	$0.9751	$0.0174	$1.0764

12/13/2019	Class R5	$0.0903	$0.9751	$0.0174	$1.0828

12/13/2019	Class R6	$0.0960	$0.9751	$0.0174	$1.0885

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

26	Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2                         Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3                         Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None

Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5                         Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6                         Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7                         Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-8                         Invesco Convertible Securities Fund

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∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MS-CSEC-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Global Low Volatility Equity Yield Fund Nasdaq: A: GTNDX◾C: GNDCX◾R: GTNRX◾Y: GTNYX◾R5: GNDIX◾R6:GNDSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us. Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                     Invesco Global Low Volatility Equity Yield Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                     Invesco Global Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Class A shares of Invesco Global Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Low Volatility Equity Yield Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.35%
Class C Shares	16.40
Class R Shares	17.03
Class Y Shares	17.60
Class R5 Shares	17.77
Class R6 Shares	17.77
MSCI World Index▼ (Broad Market Index)	27.67
Custom Invesco Global Low Volatility Equity Yield Index∎ (Style-Specific Index)	28.43
Lipper Global Equity Income Funds Index♦ (Peer Group Index)	22.03
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

The Fund seeks to provide a higher level of income, before taxes, than the Custom Invesco Global Low Volatility Equity Yield Index, while still achieving the highest return available with less volatility. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank those securities based on their attractiveness relative to industry and country peers.

During the year, the Fund’s volatility was lower than the Custom Invesco Global Low Volatility Equity Yield Index, the Fund’s style-specific benchmark. Stock selection in the communication services, information technology (IT), industrials and health care sectors detracted from the Fund’s performance relative to the style-specific benchmark. An underweight position in the IT sector and an overweight position in the materials sector also hurt the Fund’s relative performance. On the positive side, stock selection in the financials, consumer discretionary and utilities sectors contributed to the Fund’s relative performance, as well as the Fund’s underweight position in the energy sector.

From a geographic perspective, stock selection in and overweight exposure to Canada was the largest contributor to the Fund’s performance relative to the style-specific benchmark for the year. Stock selection in the UK and Germany were also notable contributors to the Fund’s relative performance. Conversely, stock selection in and underweight exposure to the US was the largest detractor from the Fund’s relative performance. Overweight allocations to Australia and Hong Kong also hampered the Fund’s

Portfolio Composition
By sector	% of total net assets

Real Estate	13.01%
Health Care	12.68
Industrials	12.42
Consumer Discretionary	12.40
Consumer Staples	10.91
Financials	9.80
Utilities	8.55
Communication Services	8.32
Materials	5.25
Information Technology	3.91
Other Sectors, Each Less than 2% of Net Assets	0.66
Money Market Funds Plus Other Assets Less Liabilities	2.09

Top 10 Equity Holdings*
% of total net assets

1. Fortescue Metals Group Ltd.	1.20%
2. CK Asset Holdings Ltd.	1.18
3. Target Corp.	1.11
4. CGI, Inc., Class A	1.10
5. Barratt Developments PLC	1.09
6. ICA Gruppen AB	1.07
7. Persimmon PLC	1.07
8. Rio Tinto Ltd.	1.06
9. Next PLC	1.04
10. Amgen, Inc.	1.03

Total Net Assets	$84.5 million

Total Number of Holdings*	127

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

4                     Invesco Global Low Volatility Equity Yield Fund

relative results as the Fund also had relatively weak stock selection in those two geographic areas.

The largest detractor from the Fund’s performance versus its style-specific benchmark during the year was an underweight position in Apple. The company’s Value and Earnings Momentum scores were less attractive than its peers for much of 2019. We exited our position in Apple before the close of the year. Hong Kong-based infrastructure company NWS Holdings also detracted from the Fund’s relative performance. The company’s shares declined on earnings weakness, which led to questions regarding the safety of its dividend, as well as uncertainty surrounding US-China trade talks. As such, we exited our position in NWS Holdings before the close of the year. Shares of the Australian gold miner St. Barbara declined after the company announced reduced production guidance. We eliminated our position in the company before the close of the year.

UK-based clothing retailer Next was a top contributor to the Fund’s performance relative to the style-specific index for the year. The company’s share price rose on better-than-expected earnings, increased online sales and a rise in market share. Dialog Semiconductor also benefited relative performance. The company’s shares rebounded from initial weakness related to slowing Chinese demand for its rapid charging chips, as well as increased sales and earnings guidance during the year. Kirkland Lake Gold was another notable contributor to the Fund’s relative performance as a result of increased production and rising gold prices that aided the gold miner’s shares from 2018 and throughout the year. We exited our position in the company before the close of the year.

The Fund uses a quantitative method of investing and focuses on three investment concepts that make up its stock selection model–Momentum (Earnings and Price) Expectations, Quality and Value. During the year, our multi-factor model for the Fund’s global investment universe was challenged as Price Momentum and Value signals were negative. Historically, these factors have been inversely correlated and provided a diversification benefit. Earnings Momentum was positive, but Quality was ineffective in generating returns. The Fund’s relative exposure to small-capitalization stocks was also a drag on performance as large-and mega-capitalization stocks outperformed in this year’s rally.

Please note that the Fund’s strategy is principally implemented through equity investments, but may also use equity futures contracts, which are derivative instruments, to gain exposure to the equity market. In addition, the Fund may use forward foreign currency contracts, which are also derivative instruments, to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

During the year, the Fund invested in S&P 500, Nikkei 225, FTSE 100, Topix and EuroStoxx 50 futures contracts, which modestly detracted from the Fund’s absolute performance. The Fund also invested in forward foreign currency contracts, which also contributed to the Fund’s absolute performance due to the appreciation of the US dollar against other major currencies.

Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

As always, we thank you for your continued investment in Invesco Global Low Volatility Equity Yield Fund.

Portfolio managers:

Michael Abata

Nils Huter

Robert Nakouzi

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                     Invesco Global Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

Custom Invesco Global Low Volatility Equity Yield Index[1] MSCI World Index[2] Lipper Global Equity Income Funds Index[3] Invesco Global Low Volatility Equity Yield Fund–Class A Shares

1	Sources: Invesco, RIMES Technologies Corp.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                     Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	5.41%
10 Years	5.88
5 Years	2.02
1 Year	10.91

Class C Shares
Inception (1/2/98)	5.63%
10 Years	5.67
5 Years	2.39
1 Year	15.40

Class R Shares
Inception (10/31/05)	3.92%
10 Years	6.22
5 Years	2.93
1 Year	17.03

Class Y Shares
Inception (10/3/08)	6.12%
10 Years	6.74
5 Years	3.44
1 Year	17.60

Class R5 Shares
Inception (4/30/04)	5.56%
10 Years	6.98
5 Years	3.57
1 Year	17.77

Class R6 Shares
10 Years	6.59%
5 Years	3.41
1 Year	17.77

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 1.59%, 2.34%, 1.84%, 1.34%, 1.21% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                     Invesco Global Low Volatility Equity Yield Fund

Invesco Global Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Low Volatility Equity Yield Index is composed of the MSCI World Index through February 23, 2017, and the MSCI World 100% Hedged to USD Index thereafter.
∎	The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.
∎	The MSCI World 100% Hedged to USD IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is 100% hedged to the USD and is computed using the net return, which withholds applicable taxes for non-residents investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                     Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–97.91%

Australia–10.25%

Aurizon Holdings Ltd.	206,067	$ 758,084
Beach Energy Ltd.	146,634	259,437
Coca-Cola Amatil Ltd.	93,181	724,532
Fortescue Metals Group Ltd.	134,525	1,013,925
JB Hi-Fi Ltd.	24,097	638,230
Magellan Financial Group Ltd.	17,331	695,444
Metcash Ltd.	136,324	245,979
Newcrest Mining Ltd.	10,809	228,811
Qantas Airways Ltd.	158,383	791,299
Rio Tinto Ltd.	12,705	898,522
Rio Tinto PLC	4,109	244,144
Telstra Corp. Ltd.	334,195	832,580
Wesfarmers Ltd.	18,722	545,445
Woolworths Group Ltd.	30,856	785,119
		8,661,551

Canada–9.21%

BCE, Inc.	16,465	762,800
BRP, Inc.	17,026	775,679
CGI, Inc., Class A(a)	11,067	926,149
Emera, Inc.	19,816	851,361
Empire Co. Ltd., Class A	30,619	718,228
Gibson Energy, Inc.	14,327	293,369
Hydro One Ltd.(b)	35,109	678,090
Northland Power, Inc.	22,426	469,745
Quebecor, Inc., Class B	32,100	819,217
TFI International, Inc.	19,693	663,789
Thomson Reuters Corp.	11,493	822,136
		7,780,563

Denmark–1.00%

Carlsberg A/S, Class B	5,635	840,606

Egypt–0.50%

Centamin PLC	253,375	424,791

Germany–2.34%

Fielmann AG	4,368	353,410
Merck KGaA	6,595	780,429
RWE AG	27,376	841,108
		1,974,947

Hong Kong–2.70%

CK Asset Holdings Ltd.	137,000	992,886
CK Hutchison Holdings Ltd.	47,000	449,101
HKT Trust & HKT Ltd.	124,000	174,812
Kerry Properties Ltd.	207,500	661,256
		2,278,055

	Shares	Value

Italy–1.93%
Azimut Holding S.p.A.	33,510	$ 800,447
Enel S.p.A.	104,448	830,926
		1,631,373

Japan–4.51%

Dai Nippon Printing Co. Ltd.	28,500	773,485
Haseko Corp.	12,600	168,887
Japan Post Holdings Co. Ltd.	46,900	440,483
Mitsui & Co. Ltd.	45,500	809,080
Sekisui House Ltd.	36,900	788,040
Toppan Printing Co. Ltd.	23,200	478,276
West Japan Railway Co.	4,100	354,039
		3,812,290

Jordan–0.98%

Hikma Pharmaceuticals PLC	31,225	827,156

Netherlands–1.71%
Koninklijke KPN N.V.	211,375	624,543
Wolters Kluwer N.V.	11,246	822,006
		1,446,549

New Zealand–1.02%

Contact Energy Ltd.	179,123	860,000

Norway–1.90%

Orkla ASA	79,895	809,730
Telenor ASA	44,494	798,023
		1,607,753

Puerto Rico–1.00%

Popular, Inc.	14,421	847,234

Russia–0.77%

Evraz PLC	121,836	653,922

Singapore–0.49%

ComfortDelGro Corp. Ltd.	233,800	414,112

Sweden–5.06%

Atlas Copco AB, Class A	13,876	553,133
Atlas Copco AB, Class B	8,870	307,747
Boliden AB	18,847	501,305
Hennes & Mauritz AB, Class B	41,234	838,195
ICA Gruppen AB	19,407	906,339
Loomis AB, Class B	20,432	846,415
Skanska AB, Class B	14,333	324,099
		4,277,233

Switzerland–2.01%

Novartis AG	8,886	841,881
Roche Holding AG	2,647	858,311
		1,700,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Global Low Volatility Equity Yield Fund

	Shares	Value
United Kingdom–8.62%

Auto Trader Group PLC(b)	103,942	$ 821,459
Barratt Developments PLC	93,166	923,471
Dialog Semiconductor PLC(a)	15,620	791,428
GlaxoSmithKline PLC	35,682	839,447
Greggs PLC	14,120	430,153
Imperial Brands PLC	7,923	196,320
Next PLC	9,418	876,915
Persimmon PLC	25,158	906,294
Tate & Lyle PLC	72,131	727,029
Vistry Group PLC	42,555	770,723
		7,283,239

United States–41.91%

AbbVie, Inc.	9,195	814,125
Ally Financial, Inc.	25,974	793,765
Amgen, Inc.	3,627	874,361
AT&T, Inc.	20,350	795,278
Biogen, Inc.(a)	2,827	838,856
Bristol-Myers Squibb Co.	13,555	870,095
Brixmor Property Group, Inc.	22,608	488,559
Camden Property Trust	3,970	421,217
Carlisle Cos., Inc.	2,934	474,839
CoreCivic, Inc.	22,574	392,336
DENTSPLY SIRONA, Inc.	14,109	798,428
Discover Financial Services	9,451	801,634
EastGroup Properties, Inc.	3,119	413,798
eBay, Inc.	23,005	830,711
Entergy Corp.	6,781	812,364
Equity LifeStyle Properties, Inc.	11,709	824,197
Equity Residential	9,390	759,839
Essex Property Trust, Inc.	2,544	765,388
F.N.B. Corp.	16,106	204,546
Fidelity National Financial, Inc.	9,739	441,664
First Horizon National Corp.	21,014	347,992
First Industrial Realty Trust, Inc.	5,721	237,479
FirstEnergy Corp.	16,984	825,422
Ford Motor Co.	74,824	695,863
Gaming and Leisure Properties, Inc.	18,761	807,661
General Mills, Inc.	15,150	811,434
Gilead Sciences, Inc.	12,583	817,643
Hartford Financial Services Group, Inc. (The)	12,959	787,518
Hershey Co. (The)	5,466	803,393
Incyte Corp.(a)	9,115	795,922

	Shares	Value
United States–(continued)

Investors Bancorp, Inc.	16,458	$ 196,097
Kimberly-Clark Corp.	6,018	827,776
Kimco Realty Corp.	31,039	642,818
Legg Mason, Inc.	5,095	182,961
Life Storage, Inc.	2,925	316,719
Macquarie Infrastructure Corp.	15,868	679,785
MasTec, Inc.(a)	2,659	170,601
McKesson Corp.	5,494	759,930
MDU Resources Group, Inc.	7,903	234,798
Mid-America Apartment Communities, Inc.	4,350	573,591
Navient Corp.	55,727	762,345
New York Community Bancorp, Inc.	65,968	792,935
OneMain Holdings, Inc.	4,449	187,525
Outfront Media, Inc.	32,119	861,432
Procter & Gamble Co. (The)	6,605	824,964
Reliance Steel & Aluminum Co.	3,958	474,010
Retail Properties of America, Inc., Class A	53,719	719,835
Sabra Health Care REIT, Inc.	8,367	178,552
Southern Co. (The)	12,871	819,883
Spirit Realty Capital, Inc.	7,496	368,653
Sun Communities, Inc.	3,797	569,930
Target Corp.	7,339	940,933
TEGNA, Inc.	44,317	739,651
Western Union Co. (The)	30,185	808,354
Xerox Holdings Corp.	21,194	781,423
Zynga, Inc., Class A(a)	107,825	659,889
		35,421,717
Total Common Stocks & Other Equity Interests (Cost $77,484,226)		82,743,283

Money Market Funds–2.01%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	578,093	578,093
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	461,973	462,112
Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	660,678	660,678
Total Money Market Funds (Cost $1,700,926)		1,700,883
TOTAL INVESTMENTS IN SECURITIES–99.92% (Cost $79,185,152)		84,444,166
OTHER ASSETS LESS LIABILITIES–0.08%		69,144
NET ASSETS–100.00%		$84,513,310

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $1,499,549, which represented 1.77% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Global Low Volatility Equity Yield Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	7	March-2020	$1,130,885	$11,497	$11,497
EURO STOXX 50 Index	6	March-2020	250,969	(673)	(673)
FTSE 100 Index	1	March-2020	99,332	709	709
Tokyo Stock Price Index	1	March-2020	158,391	690	690
Total Futures Contracts				$12,223	$12,223

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
01/17/2020	State Street Bank and Trust Co.	GBP	340,000	USD	454,789	$ 4,243
01/17/2020	State Street Bank and Trust Co.	HKD	2,790,000	USD	356,750	1,230
01/17/2020	State Street Bank and Trust Co.	JPY	419,000,000	USD	3,870,813	12,352
Subtotal–Appreciation						17,825

Currency Risk
01/17/2020	State Street Bank and Trust Co.	AUD	11,710,000	USD	7,987,654	(232,795)
01/17/2020	State Street Bank and Trust Co.	CAD	10,110,000	USD	7,638,057	(148,238)
01/17/2020	State Street Bank and Trust Co.	CHF	1,590,000	USD	1,618,449	(25,745)
01/17/2020	State Street Bank and Trust Co.	DKK	5,469,629	USD	813,673	(8,152)
01/17/2020	State Street Bank and Trust Co.	EUR	5,100,000	USD	5,668,762	(56,888)
01/17/2020	State Street Bank and Trust Co.	GBP	5,870,000	USD	7,746,352	(32,192)
01/17/2020	State Street Bank and Trust Co.	HKD	19,690,000	USD	2,515,379	(11,008)
01/17/2020	State Street Bank and Trust Co.	NOK	13,600,000	USD	1,481,145	(68,062)
01/17/2020	State Street Bank and Trust Co.	NZD	1,172,934	USD	768,376	(21,360)
01/17/2020	State Street Bank and Trust Co.	SEK	37,700,000	USD	3,967,127	(60,755)
Subtotal–Depreciation						(665,195)
Total Forward Foreign Currency Contracts						$(647,370)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound Sterling

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $77,484,226)	$82,743,283

Investments in affiliated money market funds, at value (Cost $1,700,926)	1,700,883

Other investments:
Variation margin receivable – futures contracts	69,806

Unrealized appreciation on forward foreign currency contracts outstanding	17,825

Foreign currencies, at value (Cost $296,418)	299,123

Receivable for:
Investments sold	335,296

Fund shares sold	5,219

Dividends	210,462

Investment for trustee deferred compensation and retirement plans	91,849

Other assets	35,768

Total assets	85,509,514

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	665,195

Payable for:
Fund shares reacquired	63,600

Accrued fees to affiliates	80,235

Accrued trustees’ and officers’ fees and benefits	434

Accrued other operating expenses	87,338

Trustee deferred compensation and retirement plans	99,402

Total liabilities	996,204

Net assets applicable to shares outstanding	$84,513,310

Net assets consist of:

Shares of beneficial interest	$86,070,034

Distributable earnings (loss)	(1,556,724)

$84,513,310

Net Assets:

Class A	$74,916,770
Class C	$ 2,781,001
Class R	$ 1,817,563
Class Y	$ 2,910,460
Class R5	$ 593,625
Class R6	$ 1,493,891

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	5,336,298
Class C	209,603
Class R	129,278
Class Y	206,815
Class R5	41,795
Class R6	105,164
Class A:
Net asset value per share	$ 14.04
Maximum offering price per share (Net asset value of $14.04 ÷ 94.50%)	$ 14.86
Class C:
Net asset value and offering price per share	$ 13.27
Class R:
Net asset value and offering price per share	$ 14.06
Class Y:
Net asset value and offering price per share	$ 14.07
Class R5:
Net asset value and offering price per share	$ 14.20
Class R6:
Net asset value and offering price per share	$ 14.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $172,348)	$3,172,926

Dividends from affiliated money market funds	45,911

Total investment income	3,218,837

Expenses:

Advisory fees	680,580

Administrative services fees	12,064

Custodian fees	10,010

Distribution fees:
Class A	187,983

Class C	36,781

Class R	7,903

Transfer agent fees – A, C, R and Y	223,385

Transfer agent fees – R5	563

Transfer agent fees – R6	1,498

Trustees’ and officers’ fees and benefits	20,410

Registration and filing fees	80,230

Reports to shareholders	35,216

Professional services fees	60,345

Other	13,766

Total expenses	1,370,734

Less: Fees waived and/or expense offset arrangement(s)	(5,441)

Net expenses	1,365,293

Net investment income	1,853,544

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(2,909,706)

Foreign currencies	(181,657)

Forward foreign currency contracts	2,179,335

Futures contracts	433,800

(478,228)

Change in net unrealized appreciation (depreciation) of:
Investment securities	13,686,473

Foreign currencies	6,985

Forward foreign currency contracts	(1,615,624)

Futures contracts	35,529

12,113,363

Net realized and unrealized gain	11,635,135

Net increase in net assets resulting from operations	$13,488,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$1,853,544	$1,996,760

Net realized gain (loss)	(478,228)	3,076,358

Change in net unrealized appreciation (depreciation)	12,113,363	(15,052,895)

Net increase (decrease) in net assets resulting from operations	13,488,679	(9,979,777)

Distributions to shareholders from distributable earnings:

Class A	(1,602,720)	(1,418,653)

Class C	(43,721)	(80,495)

Class R	(32,277)	(20,813)

Class Y	(63,499)	(75,781)

Class R5	(14,732)	(12,590)

Class R6	(38,444)	(35,730)

Total distributions from distributable earnings	(1,795,393)	(1,644,062)

Share transactions–net:

Class A	(5,363,314)	(8,678,388)

Class B	–	(530,278)

Class C	(4,650,579)	(1,429,829)

Class R	343,614	(76,095)

Class Y	380,379	(2,104,172)

Class R5	16,705	(481,714)

Class R6	(198,876)	1,728,977

Net increase (decrease) in net assets resulting from share transactions	(9,472,071)	(11,571,499)

Net increase (decrease) in net assets	2,221,215	(23,195,338)

Net assets:

Beginning of year	82,292,095	105,487,433

End of year	$84,513,310	$82,292,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Global Low Volatility Equity Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/19	$12.23	$0.29		$1.81	$2.10	$(0.29)	$14.04	17.26%	$74,917	1.59	%(d)	1.59	%(d)	2.19	%(d)	103%
Year ended 12/31/18	13.89	0.28	(e)	(1.70)	(1.42)	(0.24)	12.23	(10.39)	70,104	1.59		1.59		2.07	(e)	111
Year ended 12/31/17	12.37	0.38		1.55	1.93	(0.41)	13.89	15.77	88,550	1.65		1.65		2.83		78
Year ended 12/31/16	12.40	0.40		0.02	0.42	(0.45)	12.37	3.34	92,154	1.49		1.52		3.14		83
Year ended 12/31/15	13.89	0.48		(1.44)	(0.96)	(0.53)	12.40	(7.02)	108,429	1.48		1.52		3.60		94
Class C
Year ended 12/31/19	11.56	0.18		1.71	1.89	(0.18)	13.27	16.40	2,781	2.34	(d)	2.34	(d)	1.44	(d)	103
Year ended 12/31/18	13.13	0.17	(e)	(1.61)	(1.44)	(0.13)	11.56	(11.08)	6,782	2.34		2.34		1.32	(e)	111
Year ended 12/31/17	11.69	0.26		1.47	1.73	(0.29)	13.13	14.93	9,163	2.40		2.40		2.08		78
Year ended 12/31/16	11.72	0.28		0.02	0.30	(0.33)	11.69	2.56	10,283	2.24		2.27		2.39		83
Year ended 12/31/15	13.13	0.36		(1.37)	(1.01)	(0.40)	11.72	(7.74)	12,900	2.23		2.27		2.85		94
Class R
Year ended 12/31/19	12.25	0.26		1.81	2.07	(0.26)	14.06	16.95	1,818	1.84	(d)	1.84	(d)	1.94	(d)	103
Year ended 12/31/18	13.91	0.25	(e)	(1.71)	(1.46)	(0.20)	12.25	(10.60)	1,253	1.84		1.84		1.82	(e)	111
Year ended 12/31/17	12.38	0.35		1.56	1.91	(0.38)	13.91	15.55	1,496	1.90		1.90		2.58		78
Year ended 12/31/16	12.42	0.37		0.01	0.38	(0.42)	12.38	3.00	1,398	1.74		1.77		2.89		83
Year ended 12/31/15	13.91	0.44		(1.44)	(1.00)	(0.49)	12.42	(7.24)	1,388	1.73		1.77		3.35		94
Class Y
Year ended 12/31/19	12.26	0.33		1.80	2.13	(0.32)	14.07	17.52	2,910	1.34	(d)	1.34	(d)	2.44	(d)	103
Year ended 12/31/18	13.93	0.32	(e)	(1.72)	(1.40)	(0.27)	12.26	(10.21)	2,168	1.34		1.34		2.32	(e)	111
Year ended 12/31/17	12.39	0.41		1.58	1.99	(0.45)	13.93	16.20	4,714	1.40		1.40		3.08		78
Year ended 12/31/16	12.42	0.43		0.02	0.45	(0.48)	12.39	3.60	3,339	1.24		1.27		3.39		83
Year ended 12/31/15	13.92	0.52		(1.46)	(0.94)	(0.56)	12.42	(6.90)	4,257	1.23		1.27		3.85		94
Class R5
Year ended 12/31/19	12.38	0.35		1.83	2.18	(0.36)	14.20	17.69	594	1.17	(d)	1.17	(d)	2.61	(d)	103
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	12.38	(10.05)	502	1.21		1.21		2.45	(e)	111
Year ended 12/31/17	12.52	0.44		1.57	2.01	(0.47)	14.06	16.27	1,042	1.24		1.24		3.24		78
Year ended 12/31/16	12.56	0.45		0.02	0.47	(0.51)	12.52	3.67	1,004	1.10		1.10		3.53		83
Year ended 12/31/15	14.08	0.56		(1.49)	(0.93)	(0.59)	12.56	(6.66)	2,004	1.05		1.05		4.03		94
Class R6
Year ended 12/31/19	12.38	0.35		1.84	2.19	(0.36)	14.21	17.77	1,494	1.17	(d)	1.17	(d)	2.61	(d)	103
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	12.38	(10.03)	1,483	1.20		1.20		2.46	(e)	111
Year ended 12/31/17(f)	13.27	0.34		0.81	1.15	(0.36)	14.06	8.72	11	1.20	(g)	1.20	(g)	3.28	(g)	78

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $75,193, $3,678, $1,580, $2,558, $563 and $1,500 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.23 and 1.73%, $0.12 and 0.98%, $0.20 and 1.48%, $0.27 and 1.98%, $0.29 and 2.11% and $0.29 and 2.12% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15           Invesco Global Low Volatility Equity Yield Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

16                     Invesco Global Low Volatility Equity Yield Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

17                     Invesco Global Low Volatility Equity Yield Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.800%
Next $250 million	0.780%
Next $500 million	0.760%
Next $1.5 billion	0.740%
Next $2.5 billion	0.720%
Next $2.5 billion	0.700%
Next $2.5 billion	0.680%
Over $10 billion	0.660%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense

18                     Invesco Global Low Volatility Equity Yield Fund

reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $2,433.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $4,240 in front-end sales commissions from the sale of Class A shares and $18 and $55 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19                     Invesco Global Low Volatility Equity Yield Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$8,661,551	$–	$8,661,551

Canada	7,780,563	–	–	7,780,563

Denmark	–	840,606	–	840,606

Egypt	–	424,791	–	424,791

Germany	–	1,974,947	–	1,974,947

Hong Kong	–	2,278,055	–	2,278,055

Italy	–	1,631,373	–	1,631,373

Japan	–	3,812,290	–	3,812,290

Jordan	–	827,156	–	827,156

Netherlands	–	1,446,549	–	1,446,549

New Zealand	–	860,000	–	860,000

Norway	–	1,607,753	–	1,607,753

Puerto Rico	847,234	–	–	847,234

Russia	–	653,922	–	653,922

Singapore	–	414,112	–	414,112

Sweden	–	4,277,233	–	4,277,233

Switzerland	–	1,700,192	–	1,700,192

United Kingdom	–	7,283,239	–	7,283,239

United States	35,421,717	–	–	35,421,717

Money Market Funds	1,700,883	–	–	1,700,883

Total Investments in Securities	45,750,397	38,693,769	–	84,444,166

Other Investments - Assets*

Forward Foreign Currency Contracts	–	17,825	–	17,825

Futures Contracts	12,896	–	–	12,896

	12,896	17,825	–	30,721

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(665,195)	–	(665,195)

Futures Contracts	(673)	–	–	(673)

	(673)	(665,195)	–	(665,868)

Total Other Investments	12,223	(647,370)	–	(635,147)

Total Investments	$45,762,620	$38,046,399	$–	$83,809,019

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

		Value

Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ -	$ 12,896	$ 12,896

Unrealized appreciation on forward foreign currency contracts outstanding	17,825	-	17,825

Total Derivative Assets	17,825	12,896	30,721

Derivatives not subject to master netting agreements	-	(12,896)	(12,896)

Total Derivative Assets subject to master netting agreements	$ 17,825	$ -	$ 17,825

20                     Invesco Global Low Volatility Equity Yield Fund

		Value

Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$ (673)	$ (673)

Unrealized depreciation on forward foreign currency contracts outstanding	(665,195)	-	(665,195)

Total Derivative Liabilities	(665,195)	(673)	(665,868)

Derivatives not subject to master netting agreements	-	673	673

Total Derivative Liabilities subject to master netting agreements	$(665,195)	$ -	$(665,195)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

State Street Bank and Trust Co.	$17,825	$(665,195)	$(647,370)	$–	$–	$(647,370)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Currency Risk	Equity Risk	Total

Realized Gain:
Forward foreign currency contracts	$ 2,179,335	$ -	$ 2,179,335

Futures contracts	-	433,800	433,800

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,615,624)	-	(1,615,624)

Futures contracts	-	35,529	35,529

Total	$ 563,711	$469,329	$ 1,033,040

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$55,286,743	$1,952,752

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,008.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

21                     Invesco Global Low Volatility Equity Yield Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$1,795,393	$1,644,062

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$ 299,023

Net unrealized appreciation – investments		5,094,936

Net unrealized appreciation - foreign currencies		6,599

Temporary book/tax differences		(75,822)

Capital loss carryforward		(6,881,460)

Shares of beneficial interest		86,070,034

Total net assets		$84,513,310

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward foreign currency contracts and passive foreign investment companies adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$6,881,460	$–	$6,881,460

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $84,815,401 and $92,794,256, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,981,500

Aggregate unrealized (depreciation) of investments	(2,886,564)

Net unrealized appreciation of investments	$5,094,936

Cost of investments for tax purposes is $78,714,083.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies and passive foreign investment companies , on December 31, 2019, undistributed net investment income was decreased by $157,715 and undistributed net realized gain (loss) was increased by $157,715. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

22                     Invesco Global Low Volatility Equity Yield Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:

Class A	215,597	$2,877,206	403,855	$5,442,681

Class C	26,338	332,269	57,196	742,014

Class R	64,252	836,438	26,675	351,446

Class Y	98,609	1,299,008	283,127	4,053,457

Class R5	3,322	44,991	3,362	47,151

Class R6	25,306	343,860	153,241	2,199,060

Issued as reinvestment of dividends:

Class A	107,958	1,469,267	99,269	1,329,711

Class C	3,071	39,463	5,997	75,797

Class R	2,364	32,277	1,554	20,799

Class Y	4,085	55,810	5,022	68,596

Class R5	1,071	14,732	931	12,590

Class R6	2,578	35,471	2,511	34,042

Conversion of Class B shares to Class A shares:(b)

Class A	-	-	35,086	505,937

Class B	-	-	(37,092)	(505,937)

Automatic conversion of Class C shares to Class A shares:

Class A	247,801	3,222,054	-	-

Class C	(262,179)	(3,222,054)	-	-

Reacquired:

Class A	(965,689)	(12,931,841)	(1,180,587)	(15,956,717)

Class B(c)	-	-	(1,798)	(24,341)

Class C	(144,094)	(1,800,257)	(174,373)	(2,247,640)

Class R	(39,574)	(525,101)	(33,498)	(448,340)

Class Y	(72,697)	(974,439)	(449,837)	(6,226,225)

Class R5	(3,148)	(43,018)	(37,853)	(541,455)

Class R6	(42,506)	(578,207)	(36,724)	(504,125)

Net increase (decrease) in share activity	(727,535)	$(9,472,071)	(873,936)	$(11,571,499)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

23                     Invesco Global Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Global Low Volatility Equity Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Low Volatility Equity Yield Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24                     Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,060.20	$8.26	$1,017.19	$8.08	1.59%
Class C	1,000.00	1,055.10	12.12	1,013.41	11.88	2.34
Class R	1,000.00	1,058.90	9.55	1,015.93	9.35	1.84
Class Y	1,000.00	1,061.40	6.96	1,018.45	6.82	1.34
Class R5	1,000.00	1,062.00	5.98	1,019.41	5.85	1.15
Class R6	1,000.00	1,062.00	5.98	1,019.41	5.85	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                     Invesco Global Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	36.84%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229

Trustee of the

University of

Florida National

Board Foundation

and Audit

Committee

Member; Member

of the Cartica

Funds Board of

Directors (private

investment

funds); Member

of the University

of Florida Law

Center

Association, Inc.

Board of Trustees

and Audit

Committee

Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and

Chairman

of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7                     Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-8                     Invesco Global Low Volatility Equity Yield Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	GLVEY-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ∎ C: CLIAX ∎ R: RLIAX ∎ Y: ALAYX ∎ R5: ILAAX ∎ R6: IIASX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries.

Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Income Allocation Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Class A shares of Invesco Income Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Income Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.09%
Class C Shares	14.22
Class R Shares	14.90
Class Y Shares	15.37
Class R5 Shares	15.37
Class R6 Shares	15.37
S&P 500 Index▼ (Broad Market Index)	31.49
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	16.24
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	13.28
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, the potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	67.80%
Equity Funds	26.32%
Alternative Funds	4.97%
Money Market Funds	0.91%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

Reflecting these trends, all the Fund’s underlying holdings produced positive returns for the year and contributed to the Fund’s absolute performance. From an asset class perspective, the Fund’s fixed income allocation was the leading contributor to both absolute performance and the Fund’s performance relative to the style-specific index. Within the fixed income allocation, Invesco Core Plus Bond Fund was the leading individual contributor to overall Fund performance.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Core Plus Bond Fund benefited from overweight exposures to lowerrated investment grade and high-yield corporate credit. Invesco High Yield Fund, Invesco Corporate Bond Fund and Invesco Emerging Markets Sovereign Debt ETF were also significant contributors to Fund performance as investors tended to prefer riskier assets during the year. The Fund’s allocations to equities and alternatives also benefited absolute performance. Within the allocation to alternatives, Invesco Multi-Asset Income Fund and Invesco S&P High Income Infrastructure ETF were notable contributors. Invesco S&P 500 Value with Momentum ETF and Invesco Dividend Income Fund in the equities allocation were also significant contributors to absolute Fund performance results.

  In contrast, the majority of the Fund’s underperformance relative to the style-specific index was driven by manager selection and an underweight allocation to equities. An overweight allocation to alternatives versus the style-specific index also detracted from relative Fund performance. Within the Fund’s allocation to equities, Invesco Dividend Income Fund was the leading detractor from relative performance. Despite producing a strong gain during the year, the underlying fund trailed the style-specific index, as value stocks did not perform as well as growth stocks. Within the fixed income allocation, Invesco Quality Income Fund was a significant detractor, as the underlying fund’s duration and yield curve positioning detracted from relative performance for the year. Invesco Multi-Asset Income Fund within the Fund’s alternatives allocation was also a notable detractor from relative performance.

  As part of the Fund’s annual rebalance, Invesco Russell Top 200 Pure Value ETF was removed as an underlying holding, and Invesco S&P 500 High Dividend Low Volatility ETF and Invesco S&P 500 Enhanced Value ETF were added. Please note that some of the

Total Net Assets	$591.6 million

4                         Invesco Income Allocation Fund

Fund’s underlying funds – which include, but are not limited to, Invesco Multi-Asset Income Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

We welcome new investors who joined the Fund during the year, and we thank you for investing in Invesco Income Allocation Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

Assisted by Invesco’s Investment Solutions Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Sources: Invesco, RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	5.24%
10 Years	5.96
5 Years	3.92
1 Year	8.73

Class C Shares
Inception (10/31/05)	5.10%
10 Years	5.76
5 Years	4.31
1 Year	13.22

Class R Shares
Inception (10/31/05)	5.40%
10 Years	6.29
5 Years	4.84
1 Year	14.90

Class Y Shares
Inception (10/3/08)	6.95%
10 Years	6.83
5 Years	5.36
1 Year	15.37

Class R5 Shares
Inception (10/31/05)	5.93%
10 Years	6.83
5 Years	5.36
1 Year	15.37

Class R6 Shares
10 Years	6.62%
5 Years	5.23
1 Year	15.37

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.26%, 0.76%, 0.74% and 0.71%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

7                         Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Custom Invesco Income Allocation Index is composed of the following indexes: S&P 500 Index, MSCI EAFE Index, FTSE NAREIT Equity REITs Index and Bloomberg Barclays U.S. Universal Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for nonresident investors.
∎	The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).
∎	The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

  This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Income Allocation Fund

Schedule of Investments

December 31, 2019

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–100.41%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Domestic Equity Funds–20.98%

Invesco Dividend Income Fund, Class R6	8.48%	$54,952,874	$4,673,062	$(16,782,158)	$6,068,940	$1,722,787	$1,519,788	2,141,977	$50,186,524

Invesco Russell Top 200 Pure Value ETF	–	30,067,272	–	(34,928,396)	(5,916,739)	10,777,863	172,695	–	–

Invesco S&P 500® Enhanced Value ETF	6.01%	–	35,114,819	(2,814,279)	3,131,995	99,725	625,236	918,621	35,532,260

Invesco S&P 500® High Dividend Low Volatility ETF	2.50%	–	14,279,792	–	486,285	–	394,670	335,364	14,766,077

Invesco S&P High Income Infrastructure ETF	3.99%	20,110,878	1,379,703	(2,151,047)	4,355,671	(55,514)	1,089,086	825,734	23,639,691

Total Domestic Equity Funds		105,131,024	55,447,376	(56,675,880)	8,126,152	12,544,861	3,801,475		124,124,552

Fixed Income Funds–68.08%

Invesco Core Plus Bond Fund, Class R6	14.38%	72,378,414	11,205,848	(4,197,329)	5,702,607	(31,018)	2,807,028	7,704,576	85,058,522

Invesco Corporate Bond Fund, Class R6	3.72%	18,600,424	2,597,379	(1,408,838)	2,176,249	24,398	847,636	2,889,568	21,989,612

Invesco Emerging Markets Sovereign Debt ETF	3.49%	17,447,557	1,848,666	(748,461)	2,075,153	46,465	939,370	698,762	20,669,380

Invesco Floating Rate Fund, Class R6	8.76%	43,377,322	8,365,721	(530,710)	660,299	(30,239)	2,774,599	7,072,632	51,842,393

Invesco High Yield Fund, Class R6	6.71%	33,561,990	4,813,356	(1,000,704)	2,411,834	(83,728)	2,216,854	9,683,597	39,702,748

Invesco Multi-Asset Income Fund, Class R6	9.93%	49,947,305	6,153,130	(2,539,717)	5,205,682	(2,117)	2,846,712	5,411,076	58,764,283

Invesco Quality Income Fund, Class R5	11.67%	58,861,884	10,430,664	(1,518,029)	1,363,592	(92,719)	2,610,586	5,871,207	69,045,392

Invesco Taxable Municipal Bond ETF	3.47%	17,481,769	3,079,854	(1,257,342)	1,143,283	67,407	725,436	647,773	20,514,971

Invesco Variable Rate Preferred ETF	5.95%	30,031,531	2,270,049	(1,041,221)	3,965,085	(43,331)	1,723,874	1,362,064	35,182,113

Total Fixed Income Funds		341,688,196	50,764,667	(14,242,351)	24,703,784	(144,882)	17,492,095		402,769,414

Foreign Equity Funds–5.44%

Invesco S&P International Developed Low Volatility ETF	5.44%	27,759,346	2,789,550	(2,206,785)	3,807,801	52,271	1,676,124	943,792	32,202,183

Real Estate Funds–4.99%

Invesco Global Real Estate Income Fund, Class R6	4.99%	24,855,037	4,265,777	(1,912,217)	2,229,745	843,103	1,610,700	3,206,475	29,531,636

Money Market Funds–0.92%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	0.33%	884,184	28,863,055	(27,791,245)	–	–	20,070	1,955,994	1,955,994

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(b)	0.21%	564,877	20,446,600	(19,788,583)	–	76	14,627	1,222,603	1,222,970

Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	0.38%	1,010,495	32,986,350	(31,761,423)	–	–	22,575	2,235,422	2,235,422

Total Money Market Funds		2,459,556	82,296,005	(79,341,251)	–	76	57,272		5,414,386

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $560,476,207)	100.41%	$501,893,159	$195,563,375	$(154,378,484)	$38,867,482	$13,295,429 (c)	$24,637,666		$594,042,171
OTHER ASSETS LESS LIABILITIES	(0.41)%								(2,446,747)
NET ASSETS	100.00%								$591,595,424

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Income Allocation Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Dividend Income Fund	$448,981
Invesco Global Real Estate Income Fund	749,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in affiliated underlying funds, at value (Cost $560,476,207)	$594,042,171
Receivable for:
Dividends - affiliated underlying funds	5,151
Fund shares sold	1,070,622
Investment for trustee deferred compensation and retirement plans	56,646
Other assets	73,670
Total assets	595,248,260

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	2,375,254
Fund shares reacquired	780,951
Amount due custodian	96,243
Accrued fees to affiliates	236,832
Accrued other operating expenses	99,864
Trustee deferred compensation and retirement plans	63,692
Total liabilities	3,652,836
Net assets applicable to shares outstanding	$591,595,424

Net assets consist of:
Shares of beneficial interest	$564,904,376
Distributable earnings	26,691,048
$591,595,424

Net Assets:
Class A	$434,336,589
Class C	$78,373,575
Class R	$6,847,473
Class Y	$70,139,190
Class R5	$1,711,551
Class R6	$187,046

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	37,452,057
Class C	6,749,841
Class R	590,048
Class Y	6,048,685
Class R5	147,571
Class R6	16,126
Class A:
Net asset value per share	$11.60
Maximum offering price per share (Net asset value of $11.60 ÷ 94.50%)	$12.28
Class C:
Net asset value and offering price per share	$11.61
Class R:
Net asset value and offering price per share	$11.60
Class Y:
Net asset value and offering price per share	$11.60
Class R5:
Net asset value and offering price per share	$11.60
Class R6:
Net asset value and offering price per share	$11.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends from affiliated underlying funds	$24,637,666

Expenses:
Administrative services fees	74,135
Custodian fees	1,676
Distribution fees:
Class A	973,968
Class C	771,533
Class R	40,539
Transfer agent fees – A, C, R and Y	678,391
Transfer agent fees – R5	1,992
Transfer agent fees – R6	122
Trustees’ and officers’ fees and benefits	25,568
Registration and filing fees	90,347
Reports to shareholders	61,931
Professional services fees	49,476
Other	21,628
Total expenses	2,791,306
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,006,406)
Net expenses	1,784,900
Net investment income	22,852,766

Realized and unrealized gain from:
Net realized gain from:
Affiliated underlying fund shares	12,096,639
Capital gain distributions from affiliated underlying fund shares	1,198,790
13,295,429
Change in net unrealized appreciation of affiliated underlying fund shares	38,867,482
Net realized and unrealized gain	52,162,911
Net increase in net assets resulting from operations	$75,015,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018
Operations:
Net investment income	$22,852,766	$21,139,646
Net realized gain (loss)	13,295,429	(153,797)
Change in net unrealized appreciation (depreciation)	38,867,482	(46,955,269)
Net increase (decrease) in net assets resulting from operations	75,015,677	(25,969,420)

Distributions to shareholders from distributable earnings:
Class A	(26,674,202)	(13,454,513)
Class B	–	(1,783)
Class C	(4,556,744)	(3,868,695)
Class R	(484,873)	(316,508)
Class Y	(4,643,584)	(2,482,157)
Class R5	(137,650)	(80,579)
Class R6	(11,990)	(3,649)
Total distributions from distributable earnings	(36,509,043)	(20,207,884)

Share transactions–net:
Class A	83,912,549	(38,364,980)
Class B	–	(868,342)
Class C	(38,519,905)	(26,119,082)
Class R	(2,412,111)	2,329,535
Class Y	8,437,377	(14,658,553)
Class R5	(235,925)	(133,061)
Class R6	30,921	142,007
Net increase (decrease) in net assets resulting from share transactions	51,212,906	(77,672,476)
Net increase (decrease) in net assets	89,719,540	(123,849,780)

Net assets:
Beginning of year	501,875,884	625,725,664
End of year	$591,595,424	$501,875,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Income Allocation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 12/31/19	$10.76	$0.49	$1.12	$1.61	$(0.53)	$(0.24)	$(0.77)	$11.60	15.19%	$434,337	0.25	%(e)	0.44	%(e)	4.28	%(e)	14%
Year ended 12/31/18	11.70	0.44	(0.96)	(0.52)	(0.42)	–	(0.42)	10.76	(4.53)	323,945	0.25		0.45		3.86		20
Year ended 12/31/17	11.21	0.38	0.50	0.88	(0.39)	–	(0.39)	11.70	7.99	391,850	0.25		0.46		3.32		8
Year ended 12/31/16	10.66	0.40	0.56	0.96	(0.36)	(0.05)	(0.41)	11.21	9.15	372,141	0.25		0.46		3.64		38
Year ended 12/31/15	11.18	0.37	(0.48)	(0.11)	(0.40)	(0.01)	(0.41)	10.66	(1.08)	282,690	0.25		0.48		3.37		1
Class C
Year ended 12/31/19	10.78	0.41	1.10	1.51	(0.44)	(0.24)	(0.68)	11.61	14.22	78,374	1.00	(e)	1.19	(e)	3.53	(e)	14
Year ended 12/31/18	11.71	0.35	(0.94)	(0.59)	(0.34)	–	(0.34)	10.78	(5.15)	110,370	1.00		1.20		3.11		20
Year ended 12/31/17	11.22	0.30	0.50	0.80	(0.31)	–	(0.31)	11.71	7.18	147,051	1.00		1.21		2.57		8
Year ended 12/31/16	10.67	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.22	8.33	125,281	1.00		1.21		2.89		38
Year ended 12/31/15	11.19	0.29	(0.49)	(0.20)	(0.31)	(0.01)	(0.32)	10.67	(1.81)	101,367	1.00		1.23		2.62		1
Class R
Year ended 12/31/19	10.77	0.46	1.11	1.57	(0.50)	(0.24)	(0.74)	11.60	14.80	6,847	0.50	(e)	0.69	(e)	4.03	(e)	14
Year ended 12/31/18	11.70	0.40	(0.94)	(0.54)	(0.39)	–	(0.39)	10.77	(4.68)	8,601	0.50		0.70		3.61		20
Year ended 12/31/17	11.22	0.35	0.49	0.84	(0.36)	–	(0.36)	11.70	7.63	6,949	0.50		0.71		3.07		8
Year ended 12/31/16	10.67	0.37	0.56	0.93	(0.33)	(0.05)	(0.38)	11.22	8.87	5,016	0.50		0.71		3.39		38
Year ended 12/31/15	11.19	0.35	(0.49)	(0.14)	(0.37)	(0.01)	(0.38)	10.67	(1.32)	3,058	0.50		0.73		3.12		1
Class Y
Year ended 12/31/19	10.76	0.52	1.11	1.63	(0.55)	(0.24)	(0.79)	11.60	15.48	70,139	0.00	(e)	0.19	(e)	4.53	(e)	14
Year ended 12/31/18	11.70	0.47	(0.96)	(0.49)	(0.45)	–	(0.45)	10.76	(4.29)	57,009	0.00		0.20		4.11		20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	–	(0.42)	11.70	8.26	76,898	0.00		0.21		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	35,002	0.00		0.21		3.89		38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	14,578	0.00		0.23		3.62		1
Class R5
Year ended 12/31/19	10.77	0.52	1.10	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	1,712	0.00	(e)	0.16	(e)	4.53	(e)	14
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	–	(0.45)	10.77	(4.20)	1,807	0.00		0.18		4.11		20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	–	(0.42)	11.70	8.26	2,105	0.00		0.20		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	825	0.00		0.18		3.89		38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	850	0.00		0.20		3.62		1
Class R6
Year ended 12/31/19	10.77	0.53	1.09	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	187	0.00	(e)	0.13	(e)	4.53	(e)	14
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	–	(0.45)	10.77	(4.20)	145	0.00		0.15		4.11		20
Year ended 12/31/17(f)	11.42	0.31	0.28	0.59	(0.31)	–	(0.31)	11.70	5.25	10	0.00	(g)	0.17	(g)	3.57	(g)	8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.52%, 0.56%, 0.54%, 0.58% and 0.62% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $389,587, $77,153, $8,108, $66,649, $1,993 and $169 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of April 04, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Income Allocation Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades

15                         Invesco Income Allocation Fund

is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

16                         Invesco Income Allocation Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.25%, 1.00%, 0.50%, 0.00%, 0.00% and 0.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended December 31, 2019, the Adviser reimbursed fund level expenses of $325,902 and reimbursed class level expenses of $488,120, $96,559, $10,174, $83,538, $1,991 and $122 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $86,552 in front-end sales commissions from the sale of Class A shares and $4,789 and $2,278 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

17                         Invesco Income Allocation Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$24,828,656	$20,207,884
Long-term capital gain	11,680,387	–
Total distributions	$36,509,043	$20,207,884

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$1,078,601
Net unrealized appreciation – investments	25,660,983
Temporary book/tax differences	(48,536)
Shares of beneficial interest	564,904,376
Total net assets	$591,595,424

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $113,267,369 and $74,962,178, respectively. Cost of

18                         Invesco Income Allocation Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$28,968,174
Aggregate unrealized (depreciation) of investments	(3,307,191)
Net unrealized appreciation of investments	$25,660,983

Cost of investments for tax purposes is $568,381,188.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds and tax adjustments, on December 31, 2019, undistributed net investment income was decreased by $424,097, undistributed net realized gain (loss) was decreased by $1,174,305 and shares of beneficial interest was increased by $1,598,402. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	8,492,067	$98,580,604	5,126,386	$57,935,823
Class B(b)	-	-	51	597
Class C	1,907,647	22,063,370	1,856,781	21,078,153
Class R	182,554	2,114,866	453,989	5,148,004
Class Y	2,616,846	29,881,840	2,301,691	25,833,499
Class R5	20,360	234,314	17,136	194,096
Class R6	3,078	35,624	12,281	138,757

Issued as reinvestment of dividends:
Class A	1,999,930	23,046,014	1,040,434	11,706,748
Class B(b)	-	-	140	1,639
Class C	334,217	3,851,900	288,956	3,255,835
Class R	42,126	484,872	28,139	316,327
Class Y	316,702	3,646,482	154,019	1,734,143
Class R5	11,873	136,739	7,118	80,066
Class R6	977	11,254	292	3,250

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	66,673	785,413
Class B	-	-	(66,560)	(785,413)

Automatic conversion of Class C shares to Class A shares:
Class A	3,840,610	42,657,750	-	-
Class C	(3,837,119)	(42,657,750)	-	-

19                         Invesco Income Allocation Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(6,973,058)	$(80,371,819)	(9,642,789)	$(108,792,964)
Class B(b)	-	-	(7,231)	(85,165)
Class C	(1,896,143)	(21,777,425)	(4,463,243)	(50,453,070)
Class R	(433,219)	(5,011,849)	(277,314)	(3,134,796)
Class Y	(2,181,035)	(25,090,945)	(3,734,559)	(42,226,195)
Class R5	(52,463)	(606,978)	(36,393)	(407,223)
Class R6	(1,378)	(15,957)	-	-
Net increase (decrease) in share activity	4,394,572	$51,212,906	(6,874,003)	$(77,672,476)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Income Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,045.60	$1.29	$1,023.95	$1.28	0.25%
Class C	1,000.00	1,040.80	5.14	1,020.16	5.09	1.00
Class R	1,000.00	1,044.30	2.58	1,022.68	2.55	0.50
Class Y	1,000.00	1,046.90	0.00	1,025.21	0.00	0.00
Class R5	1,000.00	1,046.90	0.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,046.90	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$12,844,692
Qualified Dividend Income*	21.43%
Corporate Dividends Received Deduction*	19.77%
U.S. Treasury Obligations*	1.20%
Qualified Business Income*	2.62%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, Oppenheimer Funds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7                         Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-8                         Invesco Income Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	INCAL-AR-1

Annual Report to Shareholders	December 31, 2019
Invesco International Allocation Fund
Nasdaq:
A: AINAX C: INACX R: RINAX Y: AINYX R5: INAIX R6: INASX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries.

Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us. Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                    Invesco International Allocation Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                    Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Class A shares of Invesco International Allocation Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex-USA Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.44%
Class C Shares	21.64
Class R Shares	22.21
Class Y Shares	22.88
Class R5 Shares	23.11
Class R6 Shares	23.01
MSCI All Country World ex-USA Index▼ (Broad Market/Style-Specific Index)	21.51
Lipper International Multi-Cap Core Funds Index∎ (Peer Group Index)	21.38

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European

Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

The Fund benefited from rising equity markets during the year, producing a strong return that outperformed its broad market/style-specific benchmark, the MSCI All Country World ex-USA Index. All the Fund’s underlying funds produced positive returns and contributed to absolute Fund performance. From a relative performance perspective, actively managed mutal fund holdings were the primary drivers of outperformance versus the broad market/style-specific index. Positive style selection also contributed to the Fund’s relative outperformance.

From an individual holdings perspective, the Fund’s actively managed underlying funds were the largest contributors to the Fund’s performance relative to the broad market/style-specific benchmark. Invesco International Select Equity Fund produced the largest gain among the underlying funds and was the leading contributor to overall Fund performance. International Select Equity Fund benefited from its allocation to China and strong stock selection in the industrials, consumer discretionary and consumer services sectors. Invesco International Growth Fund was another leading contributor to relative Fund performance. International Growth Fund was helped by its exposure to China, as well as its allocation to the financials and consumer staples sectors. Invesco Developing Markets Fund and Invesco International Core Equity Fund were also notable contributors to relative Fund performance during the year.

  Although there were no detractors from the Fund’s absolute performance during the year, some of the underlying funds trailed the Fund’s broad market/ style-specific index and detracted from relative performance. Invesco Low Volatility Emerging Markets Fund was hampered by its allocations to India and South Korea and was the leading detractor from relative Fund performance. Other notable detractors from relative Fund performance for the year included Invesco FTSE RAFE Developed Markets ex-U.S. ETF, Invesco RAFI Emerging Markets ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco International Small Company Fund. Each of these underlying funds produced a double-digit gain during the year but did not keep pace with the Fund’s broad market/style-specific index.

  At the close of the year, we believed modest global growth would continue and that the signing of phase one of a US-China trade deal should cause some decrease in economic political uncertainty. However, the global economy will likely continue to experience some negative effects from the US-China trade war.

Portfolio Composition*
Asset Class**	% of total investments

Developed Markets	85.9%
Emerging Markets	14.1

*	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

**	Excluding money market funds.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Total Net Assets	$117.9 million

4                    Invesco International Allocation Fund

In our view, the trend of a significantly weaker manufacturing sector, but a relatively better services sector should continue – although both sectors will likely decline. Given the accommodative monetary policy environment at the end of the year, we anticipate positive global stock market returns, but expect continued volatility given that risks, especially geopolitical risks, are on the rise. At the end of the year, uncertainty relating to the impacts of Brexit and the upcoming presidential election remained.

  We welcome new investors who joined the Fund during the year, and we thank you for your continued commitment to Invesco International Allocation Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

Assisted by Invesco’s Investment Solutions Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                    Invesco International Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                    Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.00%
10 Years	4.14
5 Years	3.04
1 Year	15.67

Class C Shares
Inception (10/31/05)	3.86%
10 Years	3.95
5 Years	3.44
1 Year	20.64

Class R Shares
Inception (10/31/05)	4.16%
10 Years	4.48
5 Years	3.95
1 Year	22.21

Class Y Shares
Inception (10/3/08)	5.45%
10 Years	4.99
5 Years	4.48
1 Year	22.88

Class R5 Shares
Inception (10/31/05)	4.79%
10 Years	5.16
5 Years	4.67
1 Year	23.11

Class R6 Shares
10 Years	4.87%
5 Years	4.49
1 Year	23.01

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.01% and 0.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.71%.

7                    Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The MSCI All Country World ex-USA Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                    Invesco International Allocation Fund

Schedule of Investments

December 31, 2019

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers–100.77%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend	Shares	Value
	12/31/19	12/31/18	at Cost	from Sales	(Depreciation)	(Loss)	Income	12/31/19	12/31/19

Foreign Equity Funds–99.66%
Invesco Developing Markets Fund, Class R6	4.98%	$5,866,527	$236,646	$(1,702,214)	$1,163,872	$312,435	$110,821	153,134	$5,877,266

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	19,691,021	22,758	(21,834,533)	(830,103)	2,950,857	84,660	–	–

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	–	10,489,667	–	(11,601,037)	(568,029)	1,679,399	17,015	–	–

Invesco FTSE RAFI Emerging Markets ETF	–	6,976,892	91,142	(7,721,990)	(1,371,639)	2,025,595	14,544	–	–

Invesco International Core Equity Fund, Class R6	5.93%	10,465,303	252,489	(5,688,723)	1,601,156	356,212	163,845	632,257	6,986,437

Invesco International Growth Fund, Class R6	14.98%	21,180,067	2,228,638	(9,082,195)	1,638,484	3,071,943	378,292	538,209	17,658,647

Invesco International Select Equity Fund, Class R6	14.97%	16,312,067	2,189,123	(5,676,641)	4,232,943	587,098	375,522	1,451,035	17,644,590

Invesco International Small Company Fund, Class R6	7.05%	8,243,873	481,054	(1,441,135)	579,899	628,700	228,153	489,860	8,312,921

Invesco Low Volatility Emerging Markets Fund, Class R6	4.05%	4,700,552	187,168	(395,725)	263,572	16,327	127,823	749,120	4,771,894

Invesco RAFI™ Strategic Developed ex-US ETF	19.84%	–	24,881,424	(2,515,622)	1,046,855	(18,941)	441,552	892,379	23,393,716

Invesco RAFI™ Strategic Developed ex-US Small Company ETF	9.87%	–	12,569,852	(1,453,931)	526,430	(4,255)	173,303	466,919	11,638,096

Invesco RAFI™ Strategic Emerging Markets ETF	5.01%	–	6,194,393	(406,221)	104,325	10,727	130,240	219,033	5,903,224

Invesco S&P International Developed Low Volatility ETF	12.98%	12,670,750	3,850,171	(3,019,601)	1,323,488	473,406	803,067	448,365	15,298,214

Total Foreign Equity Funds		116,596,719	53,184,858	(72,539,568)	9,711,253	12,089,503	3,048,837		117,485,005

Money Market Funds–1.11%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	0.39%	242,277	9,686,475	(9,473,838)	–	–	3,200	454,914	454,914

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(b)	0.28%	173,038	6,918,911	(6,758,539)	3	6	2,472	333,319	333,419

Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	0.44%	299,386	11,070,257	(10,849,742)	–	–	3,890	519,901	519,901

Total Money Market Funds		714,701	27,675,643	(27,082,119)	3	6	9,562		1,308,234

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $114,353,512)	100.77%	$117,311,420	$80,860,501	$(99,621,687)	$9,711,256	$12,089,509 (c)	$3,058,399		$118,793,239

OTHER ASSETS LESS LIABILITIES	(0.77)%								(903,125)

NET ASSETS	100.00%								$117,890,114

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco International Growth Fund	$1,378,290
Invesco International Small Company Fund	179,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in affiliated underlying funds, at value (Cost $114,353,512)	$118,793,239

Receivable for:
Dividends - affiliated underlying funds	499

Fund shares sold	38,465

Investment for trustee deferred compensation and retirement plans	69,665

Other assets	40,985

Total assets	118,942,853

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	718,339

Fund shares reacquired	54,306

Accrued fees to affiliates	127,208

Accrued trustees’ and officers’ fees and benefits	441

Accrued other operating expenses	75,294

Trustee deferred compensation and retirement plans	77,151

Total liabilities	1,052,739

Net assets applicable to shares outstanding	$117,890,114

Net assets consist of:
Shares of beneficial interest	$130,541,082

Distributable earnings (loss)	(12,650,968)

$117,890,114

Net Assets:
Class A	$96,280,262
Class C	$7,918,623
Class R	$3,655,593
Class Y	$8,650,974
Class R5	$39,561
Class R6	$1,345,101

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,909,384
Class C	649,049
Class R	299,781
Class Y	714,247
Class R5	3,257
Class R6	110,852
Class A:
Net asset value per share	$12.17
Maximum offering price per share (Net asset value of $12.17 ÷ 94.50%)	$12.88
Class C:
Net asset value and offering price per share	$12.20
Class R:
Net asset value and offering price per share	$12.19
Class Y:
Net asset value and offering price per share	$12.11
Class R5:
Net asset value and offering price per share	$12.15
Class R6:
Net asset value and offering price per share	$12.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends from affiliated underlying funds	$3,058,399

Expenses:
Administrative services fees	16,533

Custodian fees	2,497

Distribution fees:
Class A	233,335

Class C	91,680

Class R	18,022

Transfer agent fees – A, C, R and Y	342,933

Transfer agent fees – R5	911

Transfer agent fees – R6	968

Trustees’ and officers’ fees and benefits	20,843

Registration and filing fees	79,857

Reports to shareholders	45,236

Professional services fees	33,492

Other	13,350

Total expenses	899,657

Less: Expense offset arrangement(s)	(3,850)

Net expenses	895,807

Net investment income	2,162,592

Realized and unrealized gain from:
Net realized gain from:
Affiliated underlying fund shares	10,531,749

Capital gain distributions from affiliated underlying fund shares	1,557,760

12,089,509

Change in net unrealized appreciation of affiliated underlying fund shares	9,711,256

Net realized and unrealized gain	21,800,765

Net increase in net assets resulting from operations	$23,963,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$2,162,592	$1,854,692

Net realized gain	12,089,509	10,725,932

Change in net unrealized appreciation (depreciation)	9,711,256	(37,018,146)

Net increase (decrease) in net assets resulting from operations	23,963,357	(24,437,522)

Distributions to shareholders from distributable earnings:
Class A	(1,244,736)	(1,190,490)

Class C	(63,390)	(71,051)

Class R	(37,871)	(39,720)

Class Y	(132,513)	(151,274)

Class R5	(675)	(130,690)

Class R6	(23,907)	(25,681)

Total distributions from distributable earnings	(1,503,092)	(1,608,906)

Share transactions–net:
Class A	(2,673,746)	(3,173,340)

Class B	–	(682,566)

Class C	(9,934,147)	(4,913,558)

Class R	(567,941)	(455,794)

Class Y	(1,361,598)	(8,319,304)

Class R5	(7,249,915)	25,277

Class R6	(145,553)	1,569,575

Net increase (decrease) in net assets resulting from share transactions	(21,932,900)	(15,949,710)

Net increase (decrease) in net assets	527,365	(41,996,138)

Net assets:
Beginning of year	117,362,749	159,358,887

End of year	$117,890,114	$117,362,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco International Allocation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net
			(losses)						net assets		assets without		Ratio of net
	Net asset		on securities		Dividends				with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)(b)	unrealized)	operations	income	of period	return (c)	(000’s omitted)	absorbed(d)		absorbed		net assets(b)		turnover (e)
Class A
Year ended 12/31/19	$10.07	$0.21	$2.05	$2.26	$(0.16)	$12.17	22.44%	$96,280	0.73	%(f)	0.73	%(f)	1.89	%(f)	46%
Year ended 12/31/18	12.21	0.16	(2.15)	(1.99)	(0.15)	10.07	(16.30)	81,716	0.69		0.69		1.33		10
Year ended 12/31/17	9.97	0.18	2.30	2.48	(0.24)	12.21	24.94	102,479	0.72		0.72		1.61		27
Year ended 12/31/16	9.54	0.15	0.42	0.57	(0.14)	9.97	6.03	100,698	0.70		0.70		1.56		47
Year ended 12/31/15	10.69	0.15	(1.16)	(1.01)	(0.14)	9.54	(9.48)	108,787	0.66		0.66		1.37		9
Class C
Year ended 12/31/19	10.11	0.13	2.06	2.19	(0.10)	12.20	21.64	7,919	1.48	(f)	1.48	(f)	1.14	(f)	46
Year ended 12/31/18	12.23	0.07	(2.14)	(2.07)	(0.05)	10.11	(16.96)	15,721	1.44		1.44		0.58		10
Year ended 12/31/17	9.99	0.10	2.29	2.39	(0.15)	12.23	23.98	24,297	1.47		1.47		0.86		27
Year ended 12/31/16	9.55	0.08	0.43	0.51	(0.07)	9.99	5.29	21,890	1.45		1.45		0.81		47
Year ended 12/31/15	10.69	0.07	(1.16)	(1.09)	(0.05)	9.55	(10.18)	23,659	1.41		1.41		0.62		9
Class R
Year ended 12/31/19	10.08	0.19	2.05	2.24	(0.13)	12.19	22.21	3,656	0.98	(f)	0.98	(f)	1.64	(f)	46
Year ended 12/31/18	12.22	0.13	(2.15)	(2.02)	(0.12)	10.08	(16.57)	3,538	0.94		0.94		1.08		10
Year ended 12/31/17	9.98	0.15	2.30	2.45	(0.21)	12.22	24.61	4,779	0.97		0.97		1.36		27
Year ended 12/31/16	9.55	0.13	0.42	0.55	(0.12)	9.98	5.75	4,361	0.95		0.95		1.31		47
Year ended 12/31/15	10.69	0.12	(1.15)	(1.03)	(0.11)	9.55	(9.65)	5,100	0.91		0.91		1.12		9
Class Y
Year ended 12/31/19	10.01	0.24	2.05	2.29	(0.19)	12.11	22.88	8,651	0.48	(f)	0.48	(f)	2.14	(f)	46
Year ended 12/31/18	12.16	0.18	(2.15)	(1.97)	(0.18)	10.01	(16.19)	8,434	0.44		0.44		1.58		10
Year ended 12/31/17	9.93	0.21	2.29	2.50	(0.27)	12.16	25.25	19,040	0.47		0.47		1.86		27
Year ended 12/31/16	9.50	0.18	0.42	0.60	(0.17)	9.93	6.34	6,889	0.45		0.45		1.81		47
Year ended 12/31/15	10.65	0.17	(1.15)	(0.98)	(0.17)	9.50	(9.25)	7,388	0.41		0.41		1.62		9
Class R5
Year ended 12/31/19	10.04	0.25	2.07	2.32	(0.21)	12.15	23.11	40	0.28	(f)	0.28	(f)	2.34	(f)	46
Year ended 12/31/18	12.19	0.20	(2.15)	(1.95)	(0.20)	10.04	(16.00)	6,711	0.30		0.30		1.72		10
Year ended 12/31/17	9.96	0.23	2.29	2.52	(0.29)	12.19	25.38	8,112	0.30		0.30		2.03		27
Year ended 12/31/16	9.53	0.20	0.42	0.62	(0.19)	9.96	6.52	6,212	0.26		0.26		2.00		47
Year ended 12/31/15	10.68	0.19	(1.15)	(0.96)	(0.19)	9.53	(9.04)	5,915	0.24		0.24		1.79		9
Class R6
Year ended 12/31/19	10.04	0.27	2.04	2.31	(0.22)	12.13	23.01	1,345	0.25	(f)	0.25	(f)	2.37	(f)	46
Year ended 12/31/18	12.19	0.21	(2.15)	(1.94)	(0.21)	10.04	(15.91)	1,242	0.21		0.21		1.81		10
Year ended 12/31/17(g)	10.74	0.19	1.56	1.75	(0.30)	12.19	16.38	12	0.21	(h)	0.21	(h)	2.12	(h)	27

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.77%, 0.71%, 0.73%, 0.77% and 0.81% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $93,334, $9,168, $3,604, $8,241, $911 and $1,343 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco International Allocation Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

14                    Invesco International Allocation Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated

15                    Invesco International Allocation Fund

Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $11,771 in front-end sales commissions from the sale of Class A shares and $1,391 and $615 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                    Invesco International Allocation Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,850.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$1,503,092	$1,608,906

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,592,288

Net unrealized appreciation – investments	101,322

Temporary book/tax differences	(59,035)

Capital loss carryforward	(14,285,543)

Shares of beneficial interest	130,541,082

Total net assets	$117,890,114

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$–	$14,285,543	$14,285,543

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $53,184,858 and $72,539,568, respectively. Cost of

17                    Invesco International Allocation Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,899,435

Aggregate unrealized (depreciation) of investments	(1,798,113)

Net unrealized appreciation of investments	$101,322

Cost of investments for tax purposes is $118,691,917.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs distribution, on December 31, 2019, undistributed net investment income was increased by $2,948 and undistributed net realized gain (loss) was decreased by $2,948. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Class A	727,306	$8,267,540	1,166,637	$13,586,360

Class B(b)	-	-	710	9,210

Class C	77,038	868,500	243,481	2,884,456

Class R	60,852	690,642	65,202	763,847

Class Y	187,708	2,111,689	325,010	3,768,446

Class R5	7,979	85,359	87,917	1,008,443

Class R6	33,412	375,657	169,526	2,112,680

Issued as reinvestment of dividends:
Class A	95,728	1,158,310	110,999	1,112,212

Class C	4,666	56,602	6,181	62,244

Class R	3,125	37,871	3,956	39,720

Class Y	9,065	109,048	11,774	117,392

Class R5	42	513	13,042	130,292

Class R6	1,869	22,535	2,415	24,132

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	50,891	664,121

Class B	-	-	(50,852)	(664,121)

Automatic conversion of Class C shares to Class A shares:
Class A	682,227	7,412,148	-	-

Class C	(679,361)	(7,412,148)	-	-

18                    Invesco International Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,714,516)	$(19,511,744)	(1,601,831)	$(18,536,033)

Class B(b)	-	-	(2,133)	(27,655)

Class C	(307,799)	(3,447,101)	(681,120)	(7,860,258)

Class R	(115,097)	(1,296,454)	(109,282)	(1,259,361)

Class Y	(324,708)	(3,582,335)	(1,060,461)	(12,205,142)

Class R5	(673,130)	(7,335,787)	(97,819)	(1,113,458)

Class R6	(48,199)	(543,745)	(49,174)	(567,237)

Net increase (decrease) in share activity	(1,971,793)	$(21,932,900)	(1,394,931)	$(15,949,710)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Oppenheimer International Diversified Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

19                    Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco International Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                    Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,055.60	$3.94	$1,021.37	$3.87	0.76%
Class C	1,000.00	1,052.00	7.81	1,017.59	7.68	1.51
Class R	1,000.00	1,053.80	5.23	1,020.11	5.14	1.01
Class Y	1,000.00	1,056.70	2.64	1,022.63	2.60	0.51
Class R5	1,000.00	1,058.20	1.56	1,023.69	1.53	0.30
Class R6	1,000.00	1,057.40	1.56	1,023.69	1.53	0.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                    Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	93.03%
Corporate Dividends Received Deduction*	15.01%
U.S. Treasury Obligations*	0.03%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                    Invesco International Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] —1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7                    Invesco International Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-8                    Invesco International Allocation Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	INTAL-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Mid Cap Core Equity Fund
Nasdaq:
A: GTAGX ∎ C: GTACX ∎ R: GTARX ∎ Y: GTAYX ∎ R5: GTAVX ∎ R6: GTAFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries.

Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us. Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Mid Cap Core Equity Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

  Performance summary

For the year ended December 31, 2019, Class A shares of Invesco Mid Cap Core Equity Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.[2] During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.[1] Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the year, the Fund produced a strong absolute return but

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.79%
Class C Shares	24.76
Class R Shares	25.47
Class Y Shares	26.10
Class R5 Shares	26.25
Class R6 Shares	26.30
S&P 500 Index▼ (Broad Market Index)	31.49
Russell Midcap Index▼ (Style-Specific Index)	30.54
Lipper Mid-Cap Core Funds Index∎ (Peer Group Index)	28.11
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.[1] This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 underperformed its style-specific benchmark. Key detractors from the Fund’s relative performance included stock selection in the industrials, consumer staples and materials sectors. A significant cash position during the first half of the year was also a large drag on the Fund’s relative performance. The Fund’s cash position was significantly reduced and ended the year at less than 2% of the portfolio, down from over 20% in March. Top contributors to the Fund’s relative performance included stock selection in the information technology (IT), consumer discretionary and financials sectors.

Key individual contributors to the Fund’s absolute returns included KLA, Keysight Technologies and EPAM Systems as IT stocks generally performed well during the year.

KLA, a semiconductor manufacturing company, delivered strong revenue and earnings results.

Keysight Technologies, a manufacturer of electronic test and measurement

Portfolio Composition
By sector	% of total net assets

Industrials	17.49%
Health Care	14.97
Information Technology	14.48
Energy	10.32
Financials	9.23
Consumer Discretionary	7.63
Real Estate	6.49
Consumer Staples	6.34
Utilities	6.30
Communication Services	3.27
Materials	2.94
Money Market Funds Plus Other Assets Less Liabilities	0.54

Top 10 Equity Holdings*
% of total net assets

1. Fiserv, Inc.	3.11%
2. Schlumberger Ltd.	3.09
3. Noble Energy, Inc.	2.78
4. Westinghouse Air Brake Technologies Corp.	2.67
5. UGI Corp.	2.65
6. Prologis, Inc.	2.60
7. Coca-Cola European Partners PLC	2.50
8. Elanco Animal Health, Inc.	2.38
9. Eastman Chemical Co.	2.37
10. T-Mobile US, Inc.	2.32

Total Net Assets	$931.2 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

4	Invesco Mid Cap Core Equity Fund

equipment and software, also benefited from the strength across the IT sector.

EPAM Systems provides software engineering solutions and technology services. The company benefited from an increased demand for digital products, which resulted in strong growth rates and increasing margins. We exited this holding before the close of the year.

Key individual detractors from the Fund’s absolute returns included Spirit Airlines, UGI and Nordstrom. Spirit Airlines, a provider of ultra-low-cost airline fares, sold off during the third quarter. The company reported a spike in costs driven by poor execution from stretching its network too thin, runway construction at its Fort Lauderdale hub and the impact of Hurricane Dorian.

Utility provider UGI was purchased during the second half of the year. During this time, however, the utilities sector performed poorly as so-called “bond proxies” were out of favor.

Nordstrom was negatively impacted by general weakness across department store stocks, which challenged the consumer goods sector and broader market as commerce continued to shift online. We exited this holding before the close of the year.

At the close of the year, we expected that in the short-term, the US economy would continue to show economic growth, albeit at a slower rate than experienced in 2018 and early 2019, driven by increased consumer confidence, fewer regulatory hurdles and technological innovation. However, we saw several warning signs on the horizon including less synchronized global growth, weakening transport volumes, poor ISM purchasing managers surveys and a recent flattening/inversion of the US Treasury yield curve. While a recession toward the end of 2020 would not surprise us, it was not our base case assumption at year-end.

Please note that a new portfolio management team began managing the Fund on June 21, 2019.

We thank you for your continued investment in Invesco Mid Cap Core Equity Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Raymond Anello - Lead

Joy Budzinski

Kristin Ketner

Magnus Krantz

Raman Vardharaj

Adam Weiner

Matthew Ziehl

Assisted by Invesco’s Global Core Equity Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Mid Cap Core Equity Fund

Average Annual Total Returns As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (6/9/87)	9.96%
10 Years	7.33
5 Years	5.22
1 Year	18.88

Class C Shares
Inception (5/3/99)	8.06%
10 Years	7.12
5 Years	5.62
1 Year	23.92

Class R Shares
Inception (6/3/02)	6.82%
10 Years	7.67
5 Years	6.16
1 Year	25.47

Class Y Shares
Inception (10/3/08)	8.13%
10 Years	8.20
5 Years	6.68
1 Year	26.10

Class R5 Shares
Inception (3/15/02)	7.32%
10 Years	8.34
5 Years	6.82
1 Year	26.25

Class R6 Shares
10 Years	8.29%
5 Years	6.90
1 Year	26.30

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 1.24%, 1.99%, 1.49%, 0.99%, 0.89% and 0.82%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.51%, 1.01%, 0.91% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-99.46%

Aerospace & Defense-2.08%
L3Harris Technologies, Inc.	97,790	$19,349,707

Airlines-1.41%
Spirit Airlines, Inc.(b)	325,127	13,105,869

Apparel Retail-1.21%
Burlington Stores, Inc.(b)	49,309	11,243,931

Application Software-1.63%
Q2 Holdings, Inc.(b)	64,705	5,246,281
Synopsys, Inc.(b)	71,335	9,929,832
		15,176,113

Auto Parts & Equipment-1.60%
Visteon Corp.(b)	172,213	14,911,924

Automotive Retail-0.60%
O’Reilly Automotive, Inc.(b)	12,831	5,623,314

Biotechnology-2.10%
Sarepta Therapeutics, Inc.(b)	34,218	4,415,491
Seattle Genetics, Inc.(b)	72,828	8,321,327
Vertex Pharmaceuticals, Inc.(b)	30,943	6,774,970
		19,511,788

Communications Equipment-1.49%
Motorola Solutions, Inc.	86,406	13,923,463

Construction Machinery & Heavy Trucks-2.67%
Westinghouse Air Brake Technologies Corp.	320,066	24,901,135

Consumer Finance-1.07%
Capital One Financial Corp.	96,858	9,967,657

Data Processing & Outsourced Services-3.11%
Fiserv, Inc.(b)	250,294	28,941,495

Distillers & Vintners-1.24%
Constellation Brands, Inc., Class A	60,945	11,564,314

Diversified Chemicals-2.37%
Eastman Chemical Co.	278,046	22,037,926

Diversified Support Services-0.89%
IAA, Inc.(b)	176,162	8,290,184

Electric Utilities-0.81%
PPL Corp.	210,035	7,536,056

Electronic Equipment & Instruments-1.30%
Keysight Technologies, Inc.(b)	117,658	12,075,241

Environmental & Facilities Services-1.11%
Republic Services, Inc.	115,033	10,310,408

	Shares	Value

Financial Exchanges & Data-0.74%
Tradeweb Markets, Inc., Class A	148,054	$6,862,303

Gas Utilities-2.65%
UGI Corp.	545,802	24,648,418

Gold-0.58%
Franco-Nevada Corp. (Canada)	51,959	5,367,365

Health Care Equipment-6.11%
Boston Scientific Corp.(b)	219,277	9,915,706
DexCom, Inc.(b)	42,665	9,332,542
IDEXX Laboratories, Inc.(b)	17,770	4,640,280
Intuitive Surgical, Inc.(b)	12,708	7,512,334
Teleflex, Inc.	12,729	4,791,705
Zimmer Biomet Holdings, Inc.	138,183	20,683,232
		56,875,799

Health Care Facilities-0.67%
HCA Healthcare, Inc.	42,244	6,244,086

Health Care Services-1.36%
Guardant Health, Inc.(b)	55,774	4,358,181
LHC Group, Inc.(b)	60,124	8,282,682
		12,640,863

Health Care Supplies-1.06%
Alcon, Inc. (Switzerland)(b)	175,113	9,906,142

Homebuilding-0.95%
D.R. Horton, Inc.	167,503	8,835,783

Human Resource & Employment Services-1.40%
Korn Ferry	307,925	13,056,020

Hypermarkets & Super Centers-1.43%
BJ’s Wholesale Club Holdings, Inc.(b)	587,615	13,362,365

Industrial Machinery-4.96%
Chart Industries, Inc.(b)	78,302	5,284,602
Ingersoll-Rand PLC	123,692	16,441,141
ITT, Inc.	163,705	12,099,436
Stanley Black & Decker, Inc.	74,550	12,355,917
		46,181,096

Industrial REITs-2.60%
Prologis, Inc.	271,173	24,172,361

Insurance Brokers-1.12%
Arthur J. Gallagher & Co.	109,416	10,419,686

Interactive Home Entertainment-0.95%
Zynga, Inc., Class A(b)	1,442,284	8,826,778

Investment Banking & Brokerage-0.66%
E*TRADE Financial Corp.	136,349	6,186,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Mid Cap Core Equity Fund

	Shares	Value
IT Consulting & Other Services-2.24%
Amdocs Ltd.	155,210	$11,204,610
KBR, Inc.	317,293	9,677,436
		20,882,046

Leisure Products-0.54%
Peloton Interactive, Inc., Class A(b)(c)	175,752	4,991,357

Life & Health Insurance-0.72%
Lincoln National Corp.	113,419	6,692,855

Managed Health Care-1.29%
Humana, Inc.	32,866	12,046,046

Multi-Utilities-2.84%
CMS Energy Corp.	62,042	3,898,719
Dominion Energy, Inc.	187,124	15,497,610
Public Service Enterprise Group, Inc.	119,239	7,041,063
		26,437,392

Office REITs-1.46%
SL Green Realty Corp.	148,488	13,643,077

Oil & Gas Equipment & Services-3.09%
Schlumberger Ltd.	714,942	28,740,668

Oil & Gas Exploration & Production-5.20%
Diamondback Energy, Inc.	177,129	16,448,199
Matador Resources Co.(b)	336,073	6,039,232
Noble Energy, Inc.	1,042,403	25,893,290
		48,380,721

Oil & Gas Storage & Transportation-2.03%
Magellan Midstream Partners L.P.	301,404	18,949,270

Packaged Foods & Meats-1.17%
Conagra Brands, Inc.	317,663	10,876,781

Pharmaceuticals-2.38%
Elanco Animal Health, Inc.(b)	753,753	22,198,026

Property & Casualty Insurance-0.87%
Fidelity National Financial, Inc.	179,298	8,131,164

Railroads-2.21%
Canadian Pacific Railway Ltd. (Canada)	80,773	20,593,076

Regional Banks-4.05%
East West Bancorp, Inc.	199,276	9,704,741
Huntington Bancshares, Inc.	281,931	4,251,519
Sterling Bancorp	358,983	7,567,362
SVB Financial Group(b)	29,639	7,440,575
TCF Financial Corp.	187,478	8,773,970
		37,738,167

Restaurants-2.01%
Wendy’s Co. (The)	840,774	18,673,591

	Shares	Value
Semiconductor Equipment-3.05%
Applied Materials, Inc.	232,587	$14,197,111

KLA Corp.	79,741	14,207,454

		28,404,565

Semiconductors-1.65%
Microchip Technology, Inc.	147,102	15,404,522

Soft Drinks-2.50%
Coca-Cola European Partners PLC (United Kingdom)	456,972	23,250,735

Specialized REITs-2.43%
EPR Properties	78,300	5,531,112

Lamar Advertising Co., Class A	89,769	8,012,781

Outfront Media, Inc.	339,353	9,101,447

		22,645,340

Specialty Stores-0.72%
Ulta Beauty, Inc.(b)	26,611	6,736,309

Trading Companies & Distributors-0.76%
Fastenal Co.	191,623	7,080,470

Wireless Telecommunication Services-2.32%
T-Mobile US, Inc.(b)	276,107	21,652,310

Total Common Stocks & Other Equity Interests (Cost $796,361,594)		926,204,232

Money Market Funds-1.08%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	3,588,720	3,588,720

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	2,332,837	2,333,537

Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	4,101,395	4,101,395

Total Money Market Funds (Cost $10,023,652)		10,023,652

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.54% (Cost $806,385,246)		936,227,884

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.37%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)(e)	2,621,537	2,621,537

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)(e)	873,581	873,843

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,495,380)		3,495,380

TOTAL INVESTMENTS IN SECURITIES-100.91% (Cost $809,880,626)		939,723,264

OTHER ASSETS LESS LIABILITIES-(0.91)%		(8,481,478)

NET ASSETS-100.00%		$931,241,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Mid Cap Core Equity Fund

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $796,361,594)*	$926,204,232
Investments in affiliated money market funds, at value (Cost $13,519,032)	13,519,032
Cash	9,073,925
Receivable for:
Investments sold	4,656,877
Fund shares sold	265,954
Dividends	1,245,790
Investment for trustee deferred compensation and retirement plans	491,086
Other assets	43,037
Total assets	955,499,933

Liabilities:
Payable for:
Investments purchased	15,409,221
Fund shares reacquired	3,926,203
Collateral upon return of securities loaned	3,495,380
Accrued fees to affiliates	760,731
Accrued trustees’ and officers’ fees and benefits	623
Accrued other operating expenses	134,439
Trustee deferred compensation and retirement plans	531,550
Total liabilities	24,258,147
Net assets applicable to shares outstanding	$931,241,786

Net assets consist of:
Shares of beneficial interest	$780,406,545
Distributable earnings	150,835,241
$931,241,786

Net Assets:
Class A	$759,091,775
Class C	$29,244,884
Class R	$39,724,676
Class Y	$51,734,207
Class R5	$20,030,089
Class R6	$31,416,155

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	43,097,051
Class C	3,752,096
Class R	2,394,917
Class Y	2,874,990
Class R5	1,010,285
Class R6	1,587,464
Class A:
Net asset value per share	$17.61
Maximum offering price per share
(Net asset value of $17.61 ÷ 94.50%)	$18.63
Class C:
Net asset value and offering price per share	$7.79
Class R:
Net asset value and offering price per share	$16.59
Class Y:
Net asset value and offering price per share	$17.99
Class R5:
Net asset value and offering price per share	$19.83
Class R6:
Net asset value and offering price per share	$19.79

*	At December 31, 2019, securities with an aggregate value of $3,426,167 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $97,873)	$12,940,211

Dividends from affiliated money market funds (includes securities lending income of $29,143)	2,345,999

Total investment income	15,286,210

Expenses:
Advisory fees	6,735,632

Administrative services fees	133,905

Custodian fees	6,620

Distribution fees:
Class A	1,895,948

Class C	364,542

Class R	201,227

Transfer agent fees – A, C, R and Y	1,902,922

Transfer agent fees – R5	20,656

Transfer agent fees – R6	10,390

Trustees’ and officers’ fees and benefits	31,771

Registration and filing fees	105,589

Reports to shareholders	85,956

Professional services fees	40,174

Other	14,539

Total expenses	11,549,871

Less: Fees waived and/or expense offset arrangement(s)	(146,046)

Net expenses	11,403,825

Net investment income	3,882,385

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $951,129)	192,829,970

Foreign currencies	(1,090)

192,828,880

Change in net unrealized appreciation of:
Investment securities	17,503,092

Foreign currencies	583

17,503,675

Net realized and unrealized gain	210,332,555

Net increase in net assets resulting from operations	$214,214,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$3,882,385	$1,923,481

Net realized gain	192,828,880	84,808,747

Change in net unrealized appreciation (depreciation)	17,503,675	(212,462,269)

Net increase (decrease) in net assets resulting from operations	214,214,940	(125,730,041)

Distributions to shareholders from distributable earnings:
Class A	(134,654,877)	(72,037,692)

Class C	(9,652,267)	(10,903,881)

Class R	(7,396,182)	(4,468,962)

Class Y	(9,568,742)	(6,402,820)

Class R5	(3,398,377)	(2,027,491)

Class R6	(5,285,002)	(3,250,821)

Total distributions from distributable earnings	(169,955,447)	(99,091,667)

Share transactions-net:
Class A	44,631,914	(47,035,181)

Class B	–	(4,574,211)

Class C	(31,672,914)	(10,533,108)

Class R	(3,252,369)	(6,087,073)

Class Y	(7,175,466)	(15,359,274)

Class R5	(1,135,153)	(2,915,113)

Class R6	(2,053,017)	3,872,402

Net increase (decrease) in net assets resulting from share transactions	(657,005)	(82,631,558)

Net increase (decrease) in net assets	43,602,488	(307,453,266)

Net assets:
Beginning of year	887,639,298	1,195,092,564

End of year	$931,241,786	$887,639,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Mid Cap Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/19	$17.03	$0.08	$4.24	$4.32	$(0.06)	$(3.68)	$(3.74)	$17.61	25.79%	$759,092	1.21	%(d)	1.22	%(d)	0.41	%(d)	116%
Year ended 12/31/18	21.53	0.04	(2.57)	(2.53)	(0.02)	(1.95)	(1.97)	17.03	(11.97)	679,056	1.20		1.22		0.20		29
Year ended 12/31/17	21.48	0.01	3.17	3.18	(0.03)	(3.10)	(3.13)	21.53	15.04	893,886	1.23		1.25		0.06		45
Year ended 12/31/16	21.14	0.08	2.48	2.56	(0.07)	(2.15)	(2.22)	21.48	12.00	917,863	1.22		1.24		0.35		20
Year ended 12/31/15	23.52	(0.01)	(1.01)	(1.02)	(0.01)	(1.35)	(1.36)	21.14	(4.33)	935,951	1.19		1.21		(0.02)		54
Class C
Year ended 12/31/19	9.25	(0.03)	2.25	2.22	–	(3.68)	(3.68)	7.79	24.76	29,245	1.96	(d)	1.97	(d)	(0.34	)(d)	116
Year ended 12/31/18	12.76	(0.07)	(1.49)	(1.56)	–	(1.95)	(1.95)	9.25	(12.60)	61,019	1.95		1.97		(0.55)		29
Year ended 12/31/17	13.93	(0.10)	2.03	1.93	–	(3.10)	(3.10)	12.76	14.18	91,794	1.98		2.00		(0.69)		45
Year ended 12/31/16	14.45	(0.06)	1.69	1.63	–	(2.15)	(2.15)	13.93	11.15	108,508	1.97		1.99		(0.40)		20
Year ended 12/31/15	16.64	(0.13)	(0.71)	(0.84)	–	(1.35)	(1.35)	14.45	(5.04)	124,748	1.94		1.96		(0.77)		54
Class R
Year ended 12/31/19	16.22	0.03	4.03	4.06	(0.01)	(3.68)	(3.69)	16.59	25.47	39,725	1.46	(d)	1.47	(d)	0.16	(d)	116
Year ended 12/31/18	20.63	(0.01)	(2.45)	(2.46)	–	(1.95)	(1.95)	16.22	(12.15)	41,147	1.45		1.47		(0.05)		29
Year ended 12/31/17	20.75	(0.04)	3.05	3.01	(0.03)	(3.10)	(3.13)	20.63	14.75	57,532	1.48		1.50		(0.19)		45
Year ended 12/31/16	20.48	0.02	2.41	2.43	(0.01)	(2.15)	(2.16)	20.75	11.75	64,577	1.47		1.49		0.10		20
Year ended 12/31/15	22.88	(0.06)	(0.99)	(1.05)	–	(1.35)	(1.35)	20.48	(4.58)	76,246	1.44		1.46		(0.27)		54
Class Y
Year ended 12/31/19	17.38	0.13	4.32	4.45	(0.16)	(3.68)	(3.84)	17.99	26.03	51,734	0.96	(d)	0.97	(d)	0.66	(d)	116
Year ended 12/31/18	21.96	0.10	(2.62)	(2.52)	(0.11)	(1.95)	(2.06)	17.38	(11.71)	55,437	0.95		0.97		0.45		29
Year ended 12/31/17	21.80	0.07	3.22	3.29	(0.03)	(3.10)	(3.13)	21.96	15.33	85,402	0.98		1.00		0.31		45
Year ended 12/31/16	21.42	0.13	2.53	2.66	(0.13)	(2.15)	(2.28)	21.80	12.31	95,292	0.97		0.99		0.60		20
Year ended 12/31/15	23.76	0.05	(1.03)	(0.98)	(0.01)	(1.35)	(1.36)	21.42	(4.12)	743,988	0.94		0.96		0.23		54
Class R5
Year ended 12/31/19	18.85	0.17	4.70	4.87	(0.21)	(3.68)	(3.89)	19.83	26.25	20,030	0.85	(d)	0.86	(d)	0.77	(d)	116
Year ended 12/31/18	23.67	0.13	(2.83)	(2.70)	(0.17)	(1.95)	(2.12)	18.85	(11.62)	19,778	0.85		0.87		0.55		29
Year ended 12/31/17	23.26	0.10	3.44	3.54	(0.03)	(3.10)	(3.13)	23.67	15.44	27,351	0.87		0.89		0.42		45
Year ended 12/31/16	22.76	0.17	2.68	2.85	(0.20)	(2.15)	(2.35)	23.26	12.42	45,310	0.84		0.86		0.73		20
Year ended 12/31/15	25.11	0.09	(1.08)	(0.99)	(0.01)	(1.35)	(1.36)	22.76	(3.94)	46,584	0.81		0.83		0.36		54
Class R6
Year ended 12/31/19	18.84	0.18	4.70	4.88	(0.25)	(3.68)	(3.93)	19.79	26.30	31,416	0.78	(d)	0.79	(d)	0.84	(d)	116
Year ended 12/31/18	23.69	0.14	(2.83)	(2.69)	(0.21)	(1.95)	(2.16)	18.84	(11.57)	31,203	0.78		0.80		0.62		29
Year ended 12/31/17	23.26	0.12	3.44	3.56	(0.03)	(3.10)	(3.13)	23.69	15.52	34,746	0.79		0.81		0.50		45
Year ended 12/31/16	22.81	0.19	2.69	2.88	(0.28)	(2.15)	(2.43)	23.26	12.51	4,168	0.76		0.78		0.81		20
Year ended 12/31/15	25.14	0.11	(1.08)	(0.97)	(0.01)	(1.35)	(1.36)	22.81	(3.85)	3,260	0.72		0.74		0.45		54

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $758,379, $36,454, $40,245, $56,155, $20,696 and $32,446 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Mid Cap Core Equity Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

16                         Invesco Mid Cap Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund

17                         Invesco Mid Cap Core Equity Fund

will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.700%
Next $500 million	0.675%
Over $1.5 billion	0.650%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be

18                         Invesco Mid Cap Core Equity Fund

terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $131,360.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $47,798 in front-end sales commissions from the sale of Class A shares and $2,019 and $645 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2019, the Fund incurred $1,076 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $23,982,850 and securities sales of $12,554,500, which resulted in net realized gains of $951,129.

19                         Invesco Mid Cap Core Equity Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,686.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$3,002,333	$2,465,504

Long-term capital gain	166,953,114	96,626,163

Total distributions	$169,955,447	$99,091,667

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,161,161

Undistributed long-term capital gain	20,651,322

Net unrealized appreciation – investments	129,434,282

Net unrealized appreciation - foreign currencies	315

Temporary book/tax differences	(411,839)

Shares of beneficial interest	780,406,545

Total net assets	$931,241,786

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $1,001,562,016 and $977,597,251, respectively. Cost of

20                         Invesco Mid Cap Core Equity Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$143,256,346

Aggregate unrealized (depreciation) of investments	(13,822,064)

Net unrealized appreciation of investments	$129,434,282

Cost of investments for tax purposes is $810,288,982.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was decreased by $1,089 and undistributed net realized gain was increased by $1,089. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Class A	1,683,293	$ 32,444,648	2,776,151	$ 58,100,910

Class B(b)	-	-	687	9,144

Class C	336,090	3,426,195	559,959	6,743,716

Class R	259,657	4,744,523	353,504	7,134,916

Class Y	427,470	8,517,361	706,199	15,224,324

Class R5	112,757	2,382,512	188,007	4,446,768

Class R6	167,560	3,591,433	496,113	11,575,712

Issued as reinvestment of dividends:
Class A	7,499,651	129,443,870	3,970,828	69,370,371

Class C	1,225,312	9,361,385	1,107,705	10,512,119

Class R	453,474	7,373,481	267,884	4,454,916

Class Y	483,422	8,522,734	325,310	5,797,020

Class R5	174,812	3,396,590	104,735	2,024,516

Class R6	265,048	5,139,274	164,257	3,173,452

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	192,106	4,324,307

Class B	-	-	(322,724)	(4,324,307)

Automatic conversion of Class C shares to Class A shares:
Class A	1,771,327	32,791,282	-	-

Class C	(3,270,642)	(32,791,282)	-	-

21                         Invesco Mid Cap Core Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(7,720,011)	$(150,047,886)	(8,591,549)	$(178,830,769)

Class B(b)	-	-	(19,438)	(259,048)

Class C	(1,133,876)	(11,669,212)	(2,264,278)	(27,788,943)

Class R	(855,469)	(15,370,373)	(872,798)	(17,676,905)

Class Y	(1,226,522)	(24,215,561)	(1,730,063)	(36,380,618)

Class R5	(326,539)	(6,914,255)	(398,824)	(9,386,397)

Class R6	(501,578)	(10,783,724)	(470,612)	(10,876,762)

Net increase (decrease) in share activity	(174,764)	$(657,005)	(3,456,841)	$(82,631,558)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 12–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Oppenheimer Main Street Mid Cap Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

22                         Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Mid Cap Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,086.30	$6.31	$1,019.16	$6.11	1.20%
Class C	1,000.00	1,081.60	10.23	1,015.38	9.91	1.95
Class R	1,000.00	1,084.80	7.62	1,017.90	7.38	1.45
Class Y	1,000.00	1,087.50	5.00	1,020.42	4.84	0.95
Class R5	1,000.00	1,088.20	4.47	1,020.92	4.33	0.85
Class R6	1,000.00	1,088.50	4.11	1,021.27	3.97	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$166,953,114
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None

Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

		N/A	N/A

Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

		N/A	N/A

T-7	Invesco Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-8	Invesco Mid Cap Core Equity Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MCCE-AR-1

Annual Report to Shareholders	December 31, 2019
Invesco Peak RetirementTM Funds
Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2050 Fund
Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2055 Fund
Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2060 Fund
Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2065 Fund
Invesco Peak Retirement™ 2030 Fund
Invesco Peak Retirement™ 2035 Fund
Invesco Peak Retirement™ 2040 Fund
Invesco Peak Retirement™ 2045 Fund

2

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

    As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us. Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

3	Invesco Peak RetirementTM Funds

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

4	Invesco Peak RetirementTM Funds

Market in review

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

Calendar year 2019 proved to be an increasingly volatile time for the US bond market. US bond returns posted strong nominal results for the year, as rates fell amid a decelerating global economy and persistent trade disputes between the US and China. Global risks remained a headwind to growth throughout most of the year. However, during the final months of 2019, rates increased amid diminishing risks of imminent rate cuts by the US Federal Reserve (the Fed), which were previously priced in. The global economy appeared to be stabilizing, as trade disputes between the US and China, Brexit uncertainties and Chinese data all seemed less threatening to valuations. Credit investors were generally rewarded over the year, despite heightened volatility and escalating recession fears. US-based yield strategies remained competitive from a global perspective as negative yields increased across regions.

During the year, the Fed cut interest rates three times: in July, September and October 2019. However, at its December meeting, the Fed gave the clear indication that the target rate would likely remain at its current level through 2020, as factors that had driven risk aversion over the year had shown signs of improving.

5	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM Now Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM Now Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Peak Retirement Now Benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.37%
Class C Shares	13.53
Class R Shares	14.09
Class Y Shares	14.66
Class R5 Shares	14.66
Class R6 Shares	14.66
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement Now Benchmark⬛ (Style-Specific Index)	13.35
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco S&P International Developed Low Volatility ETF, Invesco S&P 500 Enhanced Value ETF and Invesco Dividend Income Fund were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund and Invesco Multi-Asset Income Fund were also notable contributors to absolute performance. Relative to the Fund’s style-specific benchmark, asset allocation and style selection within the fixed income allocation were the largest contributors to relative results. Additionally, the Fund’s outperformance versus its style-specific benchmark within the alternatives allocation benefitted relative performance. Invesco Variable Rate Preferred ETF and Invesco Emerging Markets Sovereign Debt ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, the Fund’s equity allocation was the leading detractor from the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the Fund’s style-specific benchmark. Specifically, underweight exposure to domestic equities detracted from relative performance. Within the equity allocation, Invesco S&P International Developed Low Volatility ETF and Invesco Dividend Income Fund were the leading individual detractors from relative performance. Within the fixed income allocation, Invesco Quality Income Fund underperformed the Fund’s style-specific benchmark detracting from relative performance results.

    Please note that some of the Fund’s underlying funds – including iShares Core S&P 500 ETF, the iShares Core MSCI EAFE ETF, Invesco Core Plus Bond Fund, Invesco Dividend Income Fund and Invesco Multi-Asset Income Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement Now Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	60.85%
Equity Funds	26.52%
Alternative Funds	6.01%
Money Market Funds	6.62%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$1.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols

Class A	PKTSX
Class C	PKTTX
Class R	PKTVX
Class Y	PKTUX
Class R5	PKTWX
Class R6	PKTZX

6	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2015 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak Retirement™ 2015 Fund (the Fund). at net asset value (NAV), outperformed the Custom Invesco Peak Retirement 2015 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.13%
Class C Shares	13.17
Class R Shares	13.78
Class Y Shares	14.35
Class R5 Shares	14.35
Class R6 Shares	14.35
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement 2015 Benchmark⬛ (Style-Specific Index)	13.71
Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco S&P International Developed Low Volatility ETF, Invesco S&P 500 Value with Momentum ETF and Invesco S&P 500 Enhanced Value ETF were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund and Invesco Multi-Asset Income Fund in the alternatives allocation were also notable contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection in the fixed income allocation was the largest contributor to relative results. Additionally, the Fund’s outperformance versus its style-specific benchmark within the alternatives allocation benefitted relative performance. Within the fixed income allocation, Invesco Variable Rate Preferred ETF and Invesco Emerging Markets Sovereign Debt ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco All Cap Market Neutral Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor from Fund performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by seveal of the underlying holdings compared to the style-specific benchmark. Within the equity allocation, Invesco Dividend Income Fund underperformed the Fund’s style-specific benchmark and was the leading individual detractor from relative performance. Invesco RAFI Strategic Developed ex-US ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF and Invesco U.S. Managed Volatility Fund were also notable detractors from relative performance. Invesco Quality Income Fund was the leading detractor from relative results within the fixed income allocation, while Invesco All Cap Market Neutral Fund and Invesco Global Targeted Returns Fund were the largest detractors from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Dividend Income Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund, Invesco Multi-Asset Income Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2015 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	60.63%
Equity Funds	27.18%
Alternative Funds	6.17%
Money Market Funds	6.02%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$655.4 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKTMX
Class C	PKTNX
Class R	PKTPX
Class Y	PKTOX
Class R5	PKTQX
Class R6	PKTRX

7	Invesco Peak RetirementTM Funds

representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

8                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2020 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak Retirement™ 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2020 Benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.59%
Class C Shares	12.74
Class R Shares	13.29
Class Y Shares	13.79
Class R5 Shares	13.79
Class R6 Shares	13.79
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement 2020 Benchmark⬛ (Style-Specific Index)	14.72
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying holdings produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco S&P 500 GARP ETF and Invesco Growth and Income Fund were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund in the alternatives allocation and Invesco Emerging Markets Sovereign Debt ETF in the fixed income allocation were also notable contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation, Invesco Variable Rate Preferred ETF, Invesco High Yield Fund and Invesco Emerging Markets Sovereign Debt ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco All Cap Market Neutral Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance of several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF and Invesco U.S. Managed Volatility Fund underperformed the Fund’s style-specific benchmark and were the leading detractors from relative performance.

Invesco Dividend Income Fund and Invesco FTSE RAFI Developed Markets ex-U.S. ETF were also notable detractors from relative performance. Invesco Quality Income Fund and Invesco Short Term Bond Fund were the leading detractors from relative results within the fixed income allocation. Invesco All Cap Market Neutral Fund, Invesco Macro Allocation Strategy Fund and Invesco Global Targeted Returns Fund were the largest detractors from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Dividend Income Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund, Invesco Multi-Asset Income Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2020 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	57.03%
Equity Funds	31.93%
Alternative Funds	7.20%
Money Market Funds	3.84%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$1.9 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKTGX
Class C	PKTHX
Class R	PKTJX
Class Y	PKTIX
Class R5	PKTKX
Class R6	PKTLX

9	Invesco Peak RetirementTM Funds

completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

10                          Invesco Peak Retirement™ Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2025 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2025 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2025 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.53%
Class C Shares	13.56
Class R Shares	14.24
Class Y Shares	14.70
Class R5 Shares	14.70
Class R6 Shares	14.70
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement 2025 Benchmark⬛ (Style-Specific Index)	16.37
Source(s): ▼ RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying holdings produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco S&P 500 GARP ETF and Invesco Growth and Income Fund were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund in the alternatives allocation and Invesco Emerging Markets Sovereign Debt ETF in the fixed income allocation were also notable contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation, Invesco Variable Rate Investment Grade ETF, Invesco High Yield Fund and Invesco Emerging Markets Sovereign Debt ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco All Cap Market Neutral Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF and Invesco U.S. Managed Volatility Fund underperformed the Fund’s style-specific benchmark and were the leading detractors from relative performance.

Invesco S&P 500 Pure Growth ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF and Invesco Growth and Income Fund were also notable detractors from relative performance. Invesco Quality Income Fund, Invesco Short Duration Inflation Protected Fund and Invesco Short Term Bond Fund were the leading detractors from relative results within the fixed income allocation. Invesco All Cap Market Neutral Fund, Invesco Macro Allocation Strategy Fund and Invesco Global Targeted Returns Fund were the largest detractors from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2025 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	54.23%
Equity Funds	37.12%
Alternative Funds	7.95%
Money Market Funds	0.70%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$5.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKTAX
Class C	PKTBX
Class R	PKTDX
Class Y	PKTCX
Class R5	PKTEX
Class R6	PKTFX

11	Invesco Peak RetirementTM Funds

representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

12                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2030 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2030 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.55%
Class C Shares	15.62
Class R Shares	16.14
Class Y Shares	16.74
Class R5 Shares	16.74
Class R6 Shares	16.87
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement 2030 Benchmark⬛ (Style-Specific Index)	19.02
Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco S&P 500 GARP ETF and Invesco Growth and Income Fund were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund was also a notable contributor to relative performance in the alternatives allocation. Invesco Core Plus Bond Fund and Invesco Emerging Markets Sovereign Debt ETF in the fixed income allocation were also significant contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation, Invesco Core Plus Bond Fund, Invesco High Yield Fund and Invesco 1-30 Laddered Treasury ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco All Cap Market Neutral Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF and Invesco U.S. Managed Volatility Fund underperformed the Fund’s style-

specific benchmark and were the leading detractors from relative performance. Invesco S&P 500 Pure Growth ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF and Invesco Growth and Income Fund were also notable detractors from relative performance. Invesco Quality Income Fund, Invesco Short Duration Inflation Protected Fund and Invesco Short Term Bond Fund were the leading detractors from relative results within the fixed income allocation. Invesco All Cap Market Neutral Fund, Invesco Macro Allocation Strategy Fund and Invesco Global Targeted Returns Fund were the largest detractors from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2030 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any

Portfolio Composition*
By fund type, based on total investments

Equity Funds	48.98%
Fixed Income Funds	41.33%
Alternative Funds	7.85%
Money Market Funds	1.84%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$4.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKKSX
Class C	PKKTX
Class R	PKKVX
Class Y	PKKUX
Class R5	PKKWX
Class R6	PKKZX

13	Invesco Peak RetirementTM Funds

market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

14                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2035 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2035 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2035 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.28%
Class C Shares	17.32
Class R Shares	17.98
Class Y Shares	18.45
Class R5 Shares	18.45
Class R6 Shares	18.58
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement 2035 Benchmark⬛ (Style-Specific Index)	21.38
Source(s): ▼ RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but three of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco Equally-Weighted S&P 500 Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund was also a notable contributor to relative performance in the alternatives allocation. Invesco Core Plus Bond Fund and Invesco Emerging Markets Sovereign Debt ETF in the fixed income allocation were also significant contributors to absolute performance. Relative to the style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation, Invesco Core Plus Bond Fund, Invesco Emerging Markets Sovereign Debt ETF and iShares Core U.S. Aggregate Bond ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF and Invesco U.S. Managed Volatility

Fund underperformed the Fund’s style-specific benchmark and were the leading detractors from relative performance. Invesco S&P 500 Pure Growth ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF were also notable detractors from relative performance. Invesco Quality Income Fund, Invesco Short Duration Inflation Protected Fund and Invesco Short Term Bond Fund were the leading detractors from relative results within the fixed income allocation. Invesco All Cap Market Neutral Fund, Invesco Macro Allocation Strategy Fund, Invesco Long/ Short Equity Fund and Invesco Global Targeted Returns Fund were the largest detractors from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund, Invesco Long/ Short Equity Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2035 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is

Portfolio Composition*
By fund type, based on total investments

Equity Funds	60.69%
Fixed Income Funds	30.52%
Alternative Funds	7.37%
Money Market Funds	1.42%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$3.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKKMX
Class C	PKKNX
Class R	PKKPX
Class Y	PKKOX
Class R5	PKKQX
Class R6	PKKRX

15	Invesco Peak RetirementTM Funds

not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

16                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2040 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2040 Benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.61%
Class C Shares	18.73
Class R Shares	19.32
Class Y Shares	19.90
Class R5 Shares	19.90
Class R6 Shares	19.90
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Custom Invesco Peak Retirement 2040 Benchmark⬛ (Style-Specific Index)	23.14
Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco Equally-Weighted S&P 500 Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Global Real Estate Income Fund was also a notable contributor to relative performance in the alternatives allocation. Invesco Core Plus Bond Fund and Invesco Emerging Markets Sovereign Debt ETF in the fixed income allocation were also significant contributors to absolute performance. Relative to the style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation, Invesco Core Plus Bond Fund Invesco 1-30 Laddered Treasury ETF were the leading contributors to relative performance. Each of these underlying funds produced double-digit returns and outperformed its respective style-specific benchmark for the year.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco Long/Short Equity Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF and Invesco U.S. Managed Volatility Fund underperformed the Fund’s style-specific benchmark and were the leading detractors from relative performance.

Invesco S&P Emerging Markets Low Volatility ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF were also notable detractors from relative performance. Invesco Quality Income Fund and Invesco Short Term Bond Fund were the leading detractors from relative results within the fixed income allocation. Invesco Macro Allocation Strategy Fund, Invesco Long/Short Equity Fund and Invesco Global Targeted Returns Fund were the largest detractors from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund, Invesco Long/Short Equity Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2040 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their

Portfolio Composition*
By fund type, based on total investments

Equity Funds	69.53%
Fixed Income Funds	22.67%
Alternative Funds	4.82%
Money Market Funds	2.98%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$2.5 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKKGX
Class C	PKKHX
Class R	PKKJX
Class Y	PKKIX
Class R5	PKKKX
Class R6	PKKLX

17	Invesco Peak RetirementTM Funds

completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

18                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2045 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2045 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2045 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.81%
Class C Shares	20.95
Class R Shares	21.39
Class Y Shares	22.00
Class R5 Shares	22.00
Class R6 Shares	22.00
Russell 3000 Index▼ (Broad Market Index)	31.02
Custom Invesco Peak Retirement 2045 Benchmark⬛ (Style-Specific Index)	24.56
Source(s): ▼RIMES Technologies Corp.;⬛ Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco International Growth Fund, Invesco International Select Equity Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were also significant contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation,

Invesco Emerging Markets Sovereign Debt ETF was the leading contributor to relative performance.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco Long/Short Equity Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF and Invesco U.S. Managed Volatility Fund underperformed the Fund’s style-specific benchmark and were the leading detractors from relative performance. Invesco S&P Emerging Markets Low Volatility ETF, Invesco Diversified Dividend Fund and Invesco S&P 500 Pure Growth ETF were also notable detractors from relative performance. Invesco Quality Income Fund was a leading detractor from relative results within the fixed income allocation. Invesco Long/Short Equity Fund was also a notable detractor from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund and Invesco Long/Short Equity Fund, – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2045 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	79.36%
Fixed Income Funds	15.80%
Alternative Funds	2.75%
Money Market Funds	2.09%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$2.3 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKKAX
Class C	PKKBX
Class R	PKKDX
Class Y	PKKCX
Class R5	PKKEX
Class R6	PKKFX

19	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2050 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2050 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.93%
Class C Shares	22.15
Class R Shares	22.50
Class Y Shares	23.28
Class R5 Shares	23.28
Class R6 Shares	23.28
Russell 3000 Index▼ (Broad Market Index)	31.02
Custom Invesco Peak Retirement 2050 Benchmark⬛ (Style-Specific Index)	25.62
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco International Growth Fund, Invesco International Select Equity Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were also significant contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation,

Invesco 1-30 Laddered Treasury ETF, Invesco Core Plus Bond Fund and Invesco Emerging Markets Sovereign Debt ETF were the leading contributors to relative performance.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco Long/Short Equity Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF was the leading detractor from relative performance. Invesco U.S. Managed Volatility Fund, Invesco S&P Emerging Markets Low Volatility ETF, Invesco Diversified Dividend Fund and Invesco S&P 500 Pure Growth ETF were also notable detractors from relative performance. Invesco Quality Income Fund was a leading detractor from relative results within the fixed income allocation. Invesco Long/Short Equity Fund was also a notable detractor from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income Fund, Invesco Core Plus Bond Fund and Invesco Long/Short Equity Fund, – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2050 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	84.59%
Fixed Income Funds	11.92%
Alternative Funds	1.73%
Money Market Funds	1.76%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$2.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKRSX
Class C	PKRTX
Class R	PKRVX
Class Y	PKRUX
Class R5	PKRWX
Class R6	PKRZX

20	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2055 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2055 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2055 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	23.92%
Class C Shares	23.17
Class R Shares	23.43
Class Y Shares	24.26
Class R5 Shares	24.26
Class R6 Shares	24.26
Russell 3000 Index▼ (Broad Market Index)	31.02
Custom Invesco Peak Retirement 2055 Benchmark⬛ (Style-Specific Index)	26.74
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but two of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco International Growth Fund, Invesco International Select Equity Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were also significant contributors to absolute performance. Relative to the Fund’s style-specific benchmark, style selection and underweight exposure to the fixed income allocation were the largest contributors to relative results. Within the fixed income allocation,

Invesco 1-30 Laddered Treasury ETF, Invesco Core Plus Bond Fund and Invesco Quality Income Fund were the leading contributors to relative performance.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF in the equity allocation and Invesco Long/Short Equity Fund in the alternatives allocation each posted negative returns during the year and were the leading detractors from absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Within the equity allocation, Invesco RAFI Strategic Developed ex-US ETF was the leading detractor from relative performance. Invesco U.S. Managed Volatility Fund, Invesco S&P Emerging Markets Low Volatility ETF, Invesco Diversified Dividend Fund and Invesco S&P 500 Pure Growth ETF were also notable detractors from relative performance. Invesco Long/Short Equity Fund was also a notable detractor from relative performance within the alternatives allocation.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Core Plus Bond Fund and Invesco Long/Short Equity Fund, – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2055 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	87.44%
Fixed Income Funds	7.68%
Alternative Funds	0.72%
Money Market Funds	4.16%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$1.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKRMX
Class C	PKRNX
Class R	PKRPX
Class Y	PKROX
Class R5	PKRQX
Class R6	PKRRX

21	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2060 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2060 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2060 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.84%
Class C Shares	23.97
Class R Shares	24.57
Class Y Shares	25.17
Class R5 Shares	25.17
Class R6 Shares	25.17
Russell 3000 Index▼ (Broad Market Index)	31.02
Custom Invesco Peak Retirement 2060 Benchmark⬛ (Style-Specific Index)	27.34
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but one of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco International Growth Fund, Invesco International Select Equity Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were also significant contributors to absolute performance. Relative to the Fund’s style-specific benchmark, underweight exposure to international equities was the largest contributor to relative results. Within the international equity allocation, Invesco International Select Equity Fund and Invesco

International Growth Fund were the leading contributors to relative performance. Invesco S&P 500 GARP ETF was also a significant contributor to relative performance results.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF posted a negative return during the year and was the leading detractor from both relative and absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Invesco Comstock Fund, Invesco S&P Emerging Markets Low Volatility ETF, Invesco Diversified Dividend Fund and Invesco S&P 500 Pure Growth ETF were the most significant detractors from relative performance results.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund and Invesco Comstock Fund – may use

derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2060 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	93.91%
Fixed Income Funds	4.95%
Money Market Funds	1.14%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$1.3 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKRGX
Class C	PKRHX
Class R	PKRJX
Class Y	PKRIX
Class R5	PKRKX
Class R6	PKRLX

22	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2065 Fund

For the year ended December 31, 2019, Class A shares of Invesco Peak RetirementTM 2065 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2065 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.56%
Class C Shares	23.57
Class R Shares	24.23
Class Y Shares	24.82
Class R5 Shares	24.82
Class R6 Shares	24.82
Russell 3000 Index▼ (Broad Market Index)	31.02
Custom Invesco Peak Retirement 2065 Benchmark⬛ (Style-Specific Index)	27.34
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. Due to the positive market environment during the year, riskier assets generally outperformed less risky assets. All but one of the Fund’s underlying funds produced positive returns contributing to absolute performance. The Fund’s equity allocation was the leading contributor to absolute performance results. Within the equity allocation, Invesco U.S. Managed Volatility Fund, Invesco International Growth Fund, Invesco International Select Equity Fund and Invesco S&P 500 GARP ETF were the leading contributors to absolute performance. Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were also significant contributors to absolute performance. Relative to the Fund’s style-specific benchmark, underweight exposure to international equities was the largest contributor to relative results. Within the international equity allocation, Invesco International Select Equity Fund and Invesco

International Growth Fund were the leading contributors to relative performance. Invesco S&P 500 GARP ETF was also a significant contributor to relative performance results.

    In contrast, Invesco RAFI Strategic Developed ex-US ETF posted a negative return during the year and was the leading detractor from both relative and absolute Fund performance. The Fund’s equity allocation was the leading detractor fom the Fund’s performance versus its style-specific benchmark for the year. Underperformance within the equity allocation was driven by an underweight allocation to domestic equities and underperformance by several of the underlying holdings compared to the style-specific index. Invesco Comstock Fund, Invesco S&P Emerging Markets Low Volatility ETF, Invesco Diversified Dividend Fund and Invesco S&P 500 Pure Growth ETF were the most significant detractors from relative performance results.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund and Invesco Comstock Fund – may use

derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, the performance of these underlying funds, both positive and negative, may be attributed to these instruments.

    Thank you for your investment in Invesco Peak Retirement 2065 Fund.

Portfolio managers:

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	90.94%
Fixed Income Funds	4.77%
Money Market Funds	4.29%

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$832.3 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2019

Fund Nasdaq Symbols
Class A	PKRAX
Class C	PKRBX
Class R	PKRDX
Class Y	PKRCX
Class R5	PKREX
Class R6	PKRFX

23	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

24	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	1.97%
1 Year	8.08

Class C Shares
Inception (12/29/17)	4.08%
1 Year	12.53

Class R Shares
Inception (12/29/17)	4.63%
1 Year	14.09

Class Y Shares
Inception (12/29/17)	5.13%
1 Year	14.66

Class R5 Shares
Inception (12/29/17)	5.13%
1 Year	14.66

Class R6 Shares
Inception (12/29/17)	5.13%
1 Year	14.66

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 42.22%, 42.97%, 42.47%, 41.97%, 41.41% and 41.41%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.44%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

25                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2015 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

26	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	1.96%
1 Year	7.91

Class C Shares
Inception (12/29/17)	4.05%
1 Year	12.17

Class R Shares
Inception (12/29/17)	4.55%
1 Year	13.78

Class Y Shares
Inception (12/29/17)	5.08%
1 Year	14.35

Class R5 Shares
Inception (12/29/17)	5.08%
1 Year	14.35

Class R6 Shares
Inception (12/29/17)	5.08%
1 Year	14.35

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 36.76%, 37.51%, 37.01%, 36.51%, 36.17% and 36.17%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

27                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

28	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	1.77%
1 Year	7.31

Class C Shares
Inception (12/29/17)	3.88%
1 Year	11.74

Class R Shares
Inception (12/29/17)	4.41%
1 Year	13.29

Class Y Shares
Inception (12/29/17)	4.95%
1 Year	13.79

Class R5 Shares
Inception (12/29/17)	4.95%
1 Year	13.79

Class R6 Shares
Inception (12/29/17)	4.95%
1 Year	13.79

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 32.72%, 33.47%, 32.97%, 32.47%, 32.21% and 32.21%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

29                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2025 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

30	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	1.81%
1 Year	8.28

Class C Shares
Inception (12/29/17)	3.90%
1 Year	12.56

Class R Shares
Inception (12/29/17)	4.49%
1 Year	14.24

Class Y Shares
Inception (12/29/17)	4.97%
1 Year	14.70

Class R5 Shares
Inception (12/29/17)	4.97%
1 Year	14.70

Class R6 Shares
Inception (12/29/17)	4.97%
1 Year	14.70

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 36.50%, 37.25%, 36.75%, 36.25%, 35.98% and 35.98%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

31                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

32	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	2.04%
1 Year	10.13

Class C Shares
Inception (12/29/17)	4.11%
1 Year	14.62

Class R Shares
Inception (12/29/17)	4.63%
1 Year	16.14

Class Y Shares
Inception (12/29/17)	5.20%
1 Year	16.74

Class R5 Shares
Inception (12/29/17)	5.20%
1 Year	16.74

Class R6 Shares
Inception (12/29/17)	5.20%
1 Year	16.87

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 33.86%, 34.61%, 34.11%, 33.61%, 33.28% and 33.28%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

33                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2035 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

34	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	2.15%
1 Year	11.79

Class C Shares
Inception (12/29/17)	4.24%
1 Year	16.32

Class R Shares
Inception (12/29/17)	4.81%
1 Year	17.98

Class Y Shares
Inception (12/29/17)	5.32%
1 Year	18.45

Class R5 Shares
Inception (12/29/17)	5.32%
1 Year	18.45

Class R6 Shares
Inception (12/29/17)	5.32%
1 Year	18.58

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 38.30%, 39.05%, 38.55%, 38.05%, 37.60% and 37.60%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.38%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

35                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies Corp.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

36	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	2.13%
1 Year	12.98

Class C Shares
Inception (12/29/17)	4.23%
1 Year	17.73

Class R Shares
Inception (12/29/17)	4.78%
1 Year	19.32

Class Y Shares
Inception (12/29/17)	5.34%
1 Year	19.90

Class R5 Shares
Inception (12/29/17)	5.34%
1 Year	19.90

Class R6 Shares
Inception (12/29/17)	5.34%
1 Year	19.90

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 38.23%, 38.98%, 38.48%, 37.98%, 37.52% and 37.52%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.36%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

37                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2045 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

38	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	2.97%
1 Year	15.16

Class C Shares
Inception (12/29/17)	5.05%
1 Year	19.95

Class R Shares
Inception (12/29/17)	5.61%
1 Year	21.39

Class Y Shares
Inception (12/29/17)	6.13%
1 Year	22.00

Class R5 Shares
Inception (12/29/17)	6.13%
1 Year	22.00

Class R6 Shares
Inception (12/29/17)	6.13%
1 Year	22.00

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 36.53%, 37.28%, 36.78%, 36.28%, 35.92% and 35.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.35%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

39                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

40	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	3.36%
1 Year	16.23

Class C Shares
Inception (12/29/17)	5.52%
1 Year	21.15

Class R Shares
Inception (12/29/17)	5.96%
1 Year	22.50

Class Y Shares
Inception (12/29/17)	6.55%
1 Year	23.28

Class R5 Shares
Inception (12/29/17)	6.55%
1 Year	23.28

Class R6 Shares
Inception (12/29/17)	6.55%
1 Year	23.28

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 37.44%, 38.19%, 37.69%, 37.19%, 36.66% and 36.66%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.36%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

41                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2055 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

42	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	3.46%
1 Year	17.10

Class C Shares
Inception (12/29/17)	5.62%
1 Year	22.17

Class R Shares
Inception (12/29/17)	6.05%
1 Year	23.43

Class Y Shares
Inception (12/29/17)	6.67%
1 Year	24.26

Class R5 Shares
Inception (12/29/17)	6.67%
1 Year	24.26

Class R6 Shares
Inception (12/29/17)	6.67%
1 Year	24.26

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 40.33%, 41.08%,40.58%, 40.08%, 39.44% and 39.44%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.35%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

43                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2060 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

44	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	3.69%
1 Year	17.95

Class C Shares
Inception (12/29/17)	5.81%
1 Year	22.97

Class R Shares
Inception (12/29/17)	6.35%
1 Year	24.57

Class Y Shares
Inception (12/29/17)	6.91%
1 Year	25.17

Class R5 Shares
Inception (12/29/17)	6.91%
1 Year	25.17

Class R6 Shares
Inception (12/29/17)	6.91%
1 Year	25.17

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 41.56%, 42.31%, 41.81%, 41.31%, 40.65% and 40.65%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.35%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

45                          Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2065 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

46	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	3.98%
1 Year	17.75

Class C Shares
Inception (12/29/17)	5.62%
1 Year	22.57

Class R Shares
Inception (12/29/17)	6.13%
1 Year	24.23

Class Y Shares
Inception (12/29/17)	6.72%
1 Year	24.82

Class R5 Shares
Inception (12/29/17)	6.72%
1 Year	24.82

Class R6 Shares
Inception (12/29/17)	6.72%
1 Year	24.82

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 39.73%, 40.48%, 39.98%, 39.48%, 38.92% and 38.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.38%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

47                          Invesco Peak RetirementTM Funds

Each of the Peak Retirement Fund’s investment objective is total return over time, consistent with its strategic target allocation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Custom Invesco Peak Retirement Now Benchmark, Custom Invesco Peak Retirement 2015 Benchmark and Custom Invesco Peak Retirement 2020 Benchmark were created by Invesco to serve as style-specific benchmarks for the Invesco Peak RetirementTM Now Fund, Invesco Peak RetirementTM 2015 Fund and Invesco Peak RetirementTM 2020 Fund, respectively. Each benchmark is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index. The current composition of each benchmark will likely be altered in the future to better reflect each Fund’s objective.
∎

The Custom Invesco Peak Retirement 2025 Benchmark, Custom Invesco Peak Retirement 2030 Benchmark, Custom Invesco Peak Retirement 2035 Benchmark, Custom Invesco Peak Retirement 2040 Benchmark, Custom Invesco Peak Retirement 2045 Benchmark, Custom Invesco Peak Retirement 2050 Benchmark, Custom Invesco Peak Retirement 2055 Benchmark, Custom Invesco Peak Retirement 2060 Benchmark and Custom Invesco Peak Retirement 2065 Benchmark were created by Invesco to serve as style-specific benchmarks for the Invesco Peak RetirementTM 2025 Fund, Invesco Peak RetirementTM 2030 Fund, Invesco Peak RetirementTM 2035 Fund, Invesco Peak RetirementTM 2040 Fund, Invesco Peak RetirementTM 2045 Fund, Invesco Peak RetirementTM 2050 Fund, Invesco Peak RetirementTM 2055 Fund, Invesco Peak RetirementTM 2060 Fund and Invesco Peak RetirementTM 2065 Fund, respectively. Each benchmark is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of each benchmark will likely be altered in the future to better reflect each Fund’s objective.

∎

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index measures the performance of treasury bills with maturities of less than three months.
∎	The Fund is not managed to track the performance of any particular index,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

48	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM Now Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.74%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Domestic Equity Funds–21.65%
Invesco Dividend Income Fund, Class R6	5.08%	$ 27,492	$ 27,747	$ (7,172)	$ 5,153	$ (143)	$ 1,062	2,247	$ 52,632
Invesco PureBetaSM MSCI USA ETF	1.52%	–	14,602	–	1,176	–	111	492	15,778
Invesco Russell Top 200 Pure Value ETF (b)	–	36,526	1,372	(44,152)	4,565	1,689	547	–	–
Invesco S&P 500® Enhanced Value ETF	9.14%	–	93,250	(6,835)	8,246	66	1,039	2,449	94,727
Invesco S&P 500® High Dividend Low Volatility ETF	1.97%	–	19,608	–	866	–	356	465	20,474
Invesco S&P High Income Infrastructure ETF	3.94%	–	39,686	(1,441)	2,523	28	867	1,425	40,796
iShares Core S&P 500 ETF (c)	–	11,574	–	(13,528)	863	1,091	128	–	–
Total Domestic Equity Funds		75,592	196,265	(73,128)	23,392	2,731	4,110		224,407
Fixed Income Funds–61.30%
Invesco Core Plus Bond Fund, Class R6	5.49%	27,931	30,644	(3,998)	2,374	(2)	1,361	5,159	56,949
Invesco Corporate Bond Fund, Class R6	4.50%	32,378	24,959	(14,583)	3,845	(3)	1,501	6,123	46,596
Invesco Emerging Markets Sovereign Debt ETF	3.44%	23,831	18,297	(9,348)	3,083	(219)	1,334	1,205	35,644
Invesco Floating Rate Fund, Class R6	7.51%	20,826	58,913	(1,744)	(109)	(43)	2,701	10,620	77,843
Invesco High Yield Fund, Class R6	5.02%	18,449	33,068	(994)	1,575	(27)	1,897	12,700	52,071
Invesco Multi-Asset Income Fund, Class R6	6.99%	37,379	39,870	(8,847)	4,217	(184)	2,572	6,670	72,435
Invesco PureBetaSM US Aggregate Bond ETF	5.98%	–	62,190	(615)	440	5	689	2,417	62,020
Invesco Quality Income Fund, Class R6	12.02%	70,137	70,997	(17,918)	1,656	(306)	3,578	10,583	124,566
Invesco Short Duration Inflation Protected Fund, Class R6	0.94%	14,526	4,724	(9,876)	377	(29)	263	940	9,722
Invesco Taxable Municipal Bond ETF	2.42%	–	24,948	–	103	–	373	791	25,051
Invesco Variable Rate Preferred ETF	6.99%	22,295	47,999	(1,783)	4,005	(11)	2,137	2,807	72,505
iShares Core Total USD Bond Market ETF (c)	–	37,381	2,577	(41,852)	1,237	657	530	–	–
Total Fixed Income Funds		305,133	419,186	(111,558)	22,803	(162)	18,936		635,402
Foreign Equity Funds–5.07%
Invesco S&P International Developed Low Volatility ETF	5.07%	22,798	28,172	(1,690)	3,267	(2)	2,241	1,540	52,545
iShares Core MSCI EAFE ETF (c)	–	4,125	–	(4,604)	878	(399)	90	–	–
Total Foreign Equity Funds		26,923	28,172	(6,294)	4,145	(401)	2,331		52,545
Real Estate Funds–6.05%
Invesco Global Real Estate Income Fund, Class R6	6.05%	28,108	34,097	(1,499)	1,976	1,530	2,756	6,808	62,705
Money Market Funds–6.67%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	3.33%	14,372	276,776	(256,614)	–	–	415	34,534	34,534
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	3.34%	14,371	276,782	(256,565)	–	1	448	34,579	34,589
Total Money Market Funds		28,743	553,558	(513,179)	–	1	863		69,123
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,029,155)	100.74%	$464,499	$1,231,278	$(705,658)	$52,316	$3,699 (e)	$28,996		$1,044,182
OTHER ASSETS LESS LIABILITIES	(0.74)%								(7,717)
NET ASSETS	100.00%								$1,036,465

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Effective June 24, 2019, Invesco Russell Top 200 Pure Value ETF was renamed as Invesco S&P 500 Value with Momentum ETF.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Dividend Income Fund	$ 445
Invesco Global Real Estate Income Fund	1,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2015 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.03%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Alternative Funds–0.46%
Invesco Global Targeted Returns Fund, Class R6	0.46%	$10,294	$129	$(7,530)	$421	$(297)	$128	317	$3,017
Asset Allocation Funds–0.26%
Invesco Macro Allocation Strategy Fund, Class R6	0.26%	6,147	127	(4,701)	136	7	127	195	1,716
Domestic Equity Funds–22.06%
Invesco All Cap Market Neutral Fund, Class R6(b)	0.27%	5,876	–	(3,494)	50	(639)	–	251	1,793
Invesco Diversified Dividend Fund, Class R6	–	3,788	32	(4,261)	602	(150)	33	1	11
Invesco Dividend Income Fund, Class R6	4.50%	21,270	15,774	(10,824)	4,170	(652)	778	1,258	29,470
Invesco Equally-Weighted S&P 500 Fund, Class R6	0.60%	16,364	1,068	(16,479)	3,317	(224)	73	61	3,939
Invesco Growth and Income Fund, Class R6	0.50%	6,991	1,658	(6,540)	2,222	(882)	87	137	3,243
Invesco PureBetaSM MSCI USA ETF	1.20%	–	7,179	–	678	–	61	245	7,857
Invesco Russell Top 200 Pure Growth ETF (c)	–	10,896	770	(13,850)	327	1,857	20	–	–
Invesco Russell Top 200 Pure Value ETF (d)	–	19,323	19,603	(42,638)	2,629	1,083	397	–	–
Invesco S&P 500® Enhanced Value ETF	7.63%	–	51,042	(6,026)	4,665	332	622	1,293	50,013
Invesco S&P 500® High Dividend Low Volatility ETF	2.22%	–	14,821	(905)	613	1	294	330	14,530
Invesco S&P 500® Pure Growth ETF	0.48%	–	2,983	–	186	–	16	25	3,169
Invesco S&P High Income Infrastructure ETF	3.15%	–	22,074	(2,831)	1,353	74	451	722	20,670
Invesco U.S. Managed Volatility Fund, Class R6(e)	1.51%	25,542	1,606	(21,381)	3,644	584	140	872	9,867
iShares Core S&P 500 ETF (f)	–	11,574	2,785	(16,366)	1,112	895	126	–	–
iShares Core S&P Mid-Cap ETF (f)	–	1,328	658	(2,325)	208	131	9	–	–
Total Domestic Equity Funds		122,952	142,053	(147,920)	25,776	2,410	3,107		144,562
Fixed Income Funds–60.65%
Invesco 1-30 Laddered Treasury ETF	–	17,689	–	(18,248)	39	520	142	–	–
Invesco Core Plus Bond Fund, Class R6	5.60%	41,203	7,317	(14,498)	2,957	(261)	1,352	3,326	36,718
Invesco Corporate Bond Fund, Class R6	3.59%	18,605	19,911	(17,491)	2,501	(22)	932	3,088	23,504
Invesco Emerging Markets Sovereign Debt ETF	4.10%	36,671	4,881	(18,362)	4,500	(802)	1,468	909	26,888
Invesco Floating Rate Fund, Class R6	6.92%	34,929	23,232	(13,333)	813	(298)	2,214	6,186	45,343
Invesco High Yield Fund, Class R6	5.03%	33,602	11,237	(14,100)	2,737	(507)	1,862	8,041	32,969
Invesco LadderRite 0-5 Year Corporate Bond ETF	–	11,784	–	(11,985)	122	79	109	–	–
Invesco Multi-Asset Income Fund, Class R6	5.90%	26,625	23,030	(13,930)	3,372	(439)	1,761	3,560	38,658
Invesco PureBetaSM US Aggregate Bond ETF	5.59%	–	39,986	(3,666)	317	5	474	1,428	36,642
Invesco Quality Income Fund, Class R6	11.03%	66,995	34,563	(30,726)	2,183	(724)	2,789	6,142	72,291
Invesco Short Duration Inflation Protected Fund, Class R6	1.70%	19,685	1,906	(10,870)	506	(70)	308	1,079	11,157
Invesco Short Term Bond Fund, Class R6	1.01%	13,749	2,643	(9,978)	263	(59)	260	769	6,618
Invesco Taxable Municipal Bond ETF	3.15%	–	22,174	(1,697)	122	18	358	651	20,617
Invesco Variable Rate Investment Grade ETF	0.73%	–	4,776	–	16	–	71	192	4,792
Invesco Variable Rate Preferred ETF	6.30%	25,536	20,773	(8,711)	3,912	(208)	1,718	1,599	41,302
iShares Core Total USD Bond Market ETF (f)	–	44,621	5,048	(51,733)	937	1,127	582	–	–
iShares Core U.S. Aggregate Bond ETF (f)	–	11,820	–	(12,120)	162	138	119	–	–
Total Fixed Income Funds		403,514	221,477	(251,448)	25,459	(1,503)	16,519		397,499
Foreign Equity Funds–5.13%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	12,982	–	(14,076)	2,541	(1,447)	116	–	–
Invesco RAFITM Strategic Developed ex-US ETF	1.23%	–	7,717	–	331	–	98	307	8,048
Invesco S&P International Developed Low Volatility ETF	3.90%	24,469	8,959	(11,252)	3,576	(162)	1,379	750	25,590
iShares Core MSCI EAFE ETF (f)	–	4,290	1,103	(5,882)	821	(332)	102	–	–
Total Foreign Equity Funds		41,741	17,779	(31,210)	7,269	(1,941)	1,695		33,638
Real Estate Funds–5.45%
Invesco Global Real Estate Income Fund, Class R6	5.45%	27,109	14,928	(8,767)	2,327	1,048	1,890	3,879	35,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak RetirementTM 2015 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.03%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Dividend Income	Shares 12/31/19	Value 12/31/19
Money Market Funds–6.02%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(g)	3.03%	$ 16,050	$131,126	$(127,324)	$ –	$ –		$ 345	19,853	$ 19,852
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(g)	2.99%	18,540	130,262	(129,199)	–	4		397	19,601	19,607
Total Money Market Funds		34,590	261,388	(256,523)	–	4		742		39,459
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $639,671)	100.03%	$646,347	$657,881	$(708,099)	$61,388	$(272	)(e)	$24,208		$655,620
OTHER ASSETS LESS LIABILITIES	(0.03)%									(224)
NET ASSETS	100.00%									$655,396

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Effective June 24, 2019, Invesco Russell Top 200 Pure Value ETF was renamed as Invesco S&P 500 Value with Momentum ETF.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Dividend Income Fund	$268
Invesco Equally-Weighted S&P 500 Fund	107
Invesco Global Real Estate Income Fund	916
Invesco Growth and Income Fund	206
Invesco U.S. Managed Volatility Fund	128

(f)	Not affiliated with Invesco Advisers, Inc.
(g)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2020 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.09%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Alternative Funds–2.58%
Invesco Global Targeted Returns Fund, Class R6	2.58%	$ 21,616	$ 33,270	$ (3,899)	$ (724)	$ (177)	$ 2,138	5,261	$ 50,086
Asset Allocation Funds–1.59%
Invesco Macro Allocation Strategy Fund, Class R6	1.59%	13,787	21,829	(3,153)	(1,662)	(46)	2,274	3,503	30,755
Domestic Equity Funds–25.80%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.57%	13,676	21,071	(2,805)	(1,049)	(437)	–	4,260	30,456
Invesco Diversified Dividend Fund, Class R6	1.02%	7,587	11,426	(1,007)	1,827	395	330	949	19,700
Invesco Dividend Income Fund, Class R6	1.22%	4,534	17,793	–	1,274	211	343	1,007	23,601
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.16%	25,622	43,297	(14,626)	7,250	1,373	1,137	953	61,256
Invesco Growth and Income Fund, Class R6	2.51%	14,875	35,275	(4,036)	3,341	2,248	676	2,058	48,557
Invesco Russell Top 200 Pure Growth ETF (c)	–	23,851	4,424	(33,511)	581	4,655	93	–	–
Invesco S&P 500® Enhanced Value ETF	2.03%	–	36,135	(705)	3,863	6	420	1,016	39,299
Invesco S&P 500® High Dividend Low Volatility ETF	2.43%	–	45,802	(848)	2,152	6	714	1,070	47,112
Invesco S&P 500® Pure Growth ETF	2.73%	–	50,977	(963)	2,971	9	217	418	52,994
Invesco S&P MidCap Low Volatility ETF	0.29%	4,483	4,811	(4,559)	470	391	80	104	5,596
Invesco U.S. Managed Volatility Fund, Class R6	8.84%	65,596	112,860	(27,456)	19,934	2,508	2,470	15,122	171,178
iShares Core S&P 500 ETF (d)	–	23,400	5,164	(32,416)	1,740	2,112	220	–	–
iShares Core S&P Mid-Cap ETF (d)	–	3,653	1,070	(5,357)	523	111	36	–	–
Total Domestic Equity Funds		187,277	390,105	(128,289)	44,877	13,588	6,736		499,749
Fixed Income Funds–57.08%
Invesco 1-30 Laddered Treasury ETF	–	48,087	14,883	(66,239)	90	3,179	554	–	–
Invesco Core Plus Bond Fund, Class R6	6.05%	51,788	75,516	(14,239)	4,544	(400)	2,510	10,617	117,209
Invesco Emerging Markets Sovereign Debt ETF	6.64%	45,733	85,068	(9,051)	7,587	(605)	3,549	4,352	128,732
Invesco Floating Rate Fund, Class R6	4.51%	43,155	64,335	(20,612)	1,001	(463)	3,407	11,926	87,416
Invesco High Yield Fund, Class R6	5.16%	43,006	68,328	(15,119)	4,387	(640)	3,610	24,381	99,962
Invesco LadderRite 0-5 Year Corporate Bond ETF	–	31,989	10,959	(43,681)	301	432	433	–	–
Invesco Multi-Asset Income Fund, Class R6	1.21%	4,672	17,921	–	815	–	615	2,155	23,408
Invesco PureBetaSM US Aggregate Bond ETF	3.86%	–	75,153	(607)	179	(3)	734	2,912	74,722
Invesco Quality Income Fund, Class R6	6.96%	53,552	87,335	(7,077)	1,288	(249)	3,166	11,457	134,849
Invesco Short Duration Inflation Protected Fund, Class R6	4.58%	32,084	67,153	(11,367)	991	(163)	1,114	8,578	88,698
Invesco Short Term Bond Fund, Class R6	5.07%	33,551	73,700	(9,733)	816	(83)	1,594	11,411	98,251
Invesco Taxable Municipal Bond ETF	6.09%	–	119,649	(1,067)	(641)	(2)	1,528	3,724	117,939
Invesco Variable Rate Investment Grade ETF	4.16%	–	81,083	(597)	185	–	847	3,232	80,671
Invesco Variable Rate Preferred ETF	2.79%	10,840	42,253	(1,437)	2,506	(126)	1,425	2,092	54,036
iShares Core Total USD Bond Market ETF (d)	–	18,370	29,868	(49,770)	368	1,164	339	–	–
iShares Core U.S. Aggregate Bond ETF (d)	–	39,082	12,612	(53,378)	514	1,170	496	–	–
Total Fixed Income Funds		455,909	925,816	(303,974)	24,931	3,211	25,921		1,105,893
Foreign Equity Funds–6.16%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	24,463	11,312	(37,783)	4,268	(2,260)	640	–	–
Invesco International Growth Fund, Class R6	–	7,037	869	(8,977)	1,633	(524)	1	1	35
Invesco PureBetaSM FTSE Developed ex-North America ETF	1.01%	–	18,497	–	1,085	–	176	772	19,582
Invesco RAFITM Strategic Developed ex-US ETF	5.15%	–	96,504	(1,965)	5,198	11	1,058	3,805	99,748
Invesco S&P International Developed Low Volatility ETF	–	9,131	14,468	(25,190)	984	607	319	–	–
iShares Core MSCI EAFE ETF (d)	–	8,360	2,042	(11,374)	1,418	(446)	127	–	–
Total Foreign Equity Funds		48,991	143,692	(85,289)	14,586	(2,612)	2,321		119,365
Real Estate Funds–3.03%
Invesco Global Real Estate Income Fund, Class R6	3.03%	22,880	38,599	(4,090)	1,418	1,379	2,508	6,371	58,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak RetirementTM 2020 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.09%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/19	Value 12/31/19
Money Market Funds–3.85%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	1.94%	$7,471	$629,872	$(599,745)	$–	$–		$408	37,598	$37,598
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	1.91%	7,469	629,233	(599,745)	–	1		441	36,947	36,958
Total Money Market Funds		14,940	1,259,105	(1,199,490)	–	1		849		74,556
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,902,616)	100.09%	$765,400	$2,812,416	$(1,728,184)	$83,426	$15,344	(f)	$42,747		$1,939,083
OTHER ASSETS LESS LIABILITIES	(0.09)%									(1,835)
NET ASSETS	100.00%									$1,937,248

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Diversified Dividend Fund	$528
Invesco Dividend Income Fund	211
Invesco Equally-Weighted S&P 500 Fund	1,660
Invesco Global Real Estate Income Fund	1,507
Invesco Growth and Income Fund	3,146
Invesco International Growth Fund	3
Invesco U.S. Managed Volatility Fund	2,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2025 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.05%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Alternative Funds–2.98%
Invesco Global Targeted Returns Fund, Class R6	2.98%	$26,414	$133,250	$(4,533)	$(3,007)	$(86)	$5,876	15,970	$152,038
Asset Allocation Funds–1.98%
Invesco Macro Allocation Strategy Fund, Class R6	1.98%	17,473	93,610	(4,776)	(5,483)	(48)	6,819	11,478	100,776
Domestic Equity Funds–29.24%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.99%	17,384	89,063	(2,804)	(1,425)	(508)	–	14,225	101,710
Invesco Comstock Fund, Class R6	0.59%	–	29,454	–	461	1,451	325	1,196	29,915
Invesco Diversified Dividend Fund, Class R6	0.98%	11,470	38,739	(3,288)	3,137	1,133	715	2,404	49,927
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.47%	27,981	152,266	(13,233)	10,009	4,244	3,086	2,750	176,762
Invesco Growth and Income Fund, Class R6	2.59%	23,357	114,362	(9,342)	5,115	6,282	1,534	5,591	131,881
Invesco Russell Top 200 Pure Growth ETF (c)	–	28,018	22,363	(57,727)	604	6,742	151	–	–
Invesco S&P 500® Pure Growth ETF	3.45%	–	172,431	(6,210)	9,691	(68)	663	1,387	175,844
Invesco S&P MidCap Low Volatility ETF	1.99%	16,824	92,269	(13,435)	4,595	1,394	1,179	1,889	101,647
Invesco U.S. Managed Volatility Fund, Class R6	14.18%	114,521	628,513	(76,234)	53,370	11,555	9,651	63,858	722,875
iShares Core S&P 500 ETF (d)	–	28,180	34,895	(68,936)	1,803	4,058	524	–	–
iShares Core S&P Mid-Cap ETF (d)	–	7,307	4,700	(13,348)	979	362	79	–	–
Total Domestic Equity Funds		275,042	1,379,055	(264,557)	88,339	36,645	17,907		1,490,561
Fixed Income Funds–54.26%
Invesco 1-30 Laddered Treasury ETF	–	62,870	68,360	(137,295)	(93)	6,158	964	–	–
Invesco Core Plus Bond Fund, Class R6	6.28%	58,554	280,574	(25,873)	6,645	(37)	4,720	28,973	319,863
Invesco Emerging Markets Sovereign Debt ETF	7.04%	42,140	318,539	(13,680)	12,077	(271)	7,003	12,130	358,805
Invesco Floating Rate Fund, Class R6	4.13%	40,075	195,407	(25,065)	557	(555)	6,018	28,707	210,419
Invesco High Yield Fund, Class R6	5.18%	40,183	228,536	(10,224)	6,004	(414)	6,596	64,411	264,085
Invesco LadderRite 0-5 Year Corporate Bond ETF	–	33,118	48,476	(82,524)	221	709	647	–	–
Invesco PureBetaSM US Aggregate Bond ETF	2.77%	–	144,788	(3,699)	285	(39)	1,173	5,508	141,335
Invesco Quality Income Fund, Class R6	7.00%	56,003	315,051	(15,432)	1,296	(287)	5,910	30,300	356,631
Invesco Short Duration Inflation Protected Fund, Class R6	4.98%	33,209	227,438	(8,038)	1,358	(35)	2,593	24,558	253,932
Invesco Short Term Bond Fund, Class R6	5.19%	35,775	237,410	(9,601)	1,086	18	3,147	30,742	264,688
Invesco Taxable Municipal Bond ETF	6.91%	–	369,538	(15,405)	(1,739)	(33)	3,979	11,126	352,361
Invesco Variable Rate Investment Grade ETF	4.78%	–	249,473	(6,105)	402	(11)	2,216	9,766	243,759
iShares Core U.S. Aggregate Bond ETF (d)	–	56,972	59,498	(120,099)	465	3,164	903	–	–
Total Fixed Income Funds		458,899	2,743,088	(473,040)	28,564	8,367	45,869		2,765,878
Foreign Equity Funds–7.89%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	29,453	27,088	(59,249)	4,977	(2,269)	1,032	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	2,649	493	(3,345)	274	(71)	18	–	–
Invesco International Growth Fund, Class R6	1.07%	21,437	53,280	(22,741)	4,669	2,229	1,120	1,670	54,794
Invesco International Select Equity Fund, Class R6	0.41%	10,650	16,732	(10,549)	4,951	(1,132)	402	1,698	20,652
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.39%	–	18,882	–	979	–	163	783	19,861
Invesco RAFITM Strategic Developed ex-US ETF	5.73%	–	292,694	(13,088)	12,716	(77)	2,820	11,148	292,245
Invesco RAFITM Strategic Emerging Markets ETF	0.29%	–	13,996	–	800	–	124	549	14,796
iShares Core MSCI EAFE ETF (d)	–	13,420	12,148	(27,335)	2,256	(489)	491	–	–
Total Foreign Equity Funds		77,609	435,313	(136,307)	31,622	(1,809)	6,170		402,348
Real Estate Funds–3.00%
Invesco Global Real Estate Income Fund, Class R6	3.00%	26,204	133,328	(6,205)	(800)	3,810	5,557	16,585	152,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak RetirementTM 2025 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.05%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/19	Value 12/31/19
Money Market Funds–0.70%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	0.25%	$3,546	$1,323,883	$(1,314,637)	$–	$–		$220	12,792	$12,792
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	0.16%	2,531	950,814	(945,109)	–	5		168	8,238	8,241
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	0.29%	4,053	1,513,009	(1,502,442)	–	–		246	14,620	14,620
Total Money Market Funds		10,130	3,787,706	(3,762,188)	–	5		634		35,653
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $5,018,736)	100.05%	$891,771	$8,705,350	$(4,651,606)	$139,235	$46,884	(f)	$88,832		$5,100,000
OTHER ASSETS LESS LIABILITIES	(0.05)%									(2,339)
NET ASSETS	100.00%									$5,097,661

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$1,451
Invesco Diversified Dividend Fund	1,264
Invesco Equally-Weighted S&P 500 Fund	4,505
Invesco Global Real Estate Income Fund	3,591
Invesco Growth and Income Fund	7,893
Invesco International Growth Fund	4,080
Invesco U.S. Managed Volatility Fund	8,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2030 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.83%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Alternative Funds–2.97%
Invesco Global Targeted Returns Fund, Class R6	2.97%	$23,888	$102,626	$(768)	$(2,356)	$(25)	$5,024	12,959	$123,365

Asset Allocation Funds–1.97%
Invesco Macro Allocation Strategy Fund, Class R6	1.97%	15,783	72,373	(1,154)	(4,850)	(11)	5,830	9,356	82,141

Domestic Equity Funds–36.67%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.97%	15,660	68,652	–	(2,106)	–	–	11,497	82,206
Invesco Comstock Fund, Class R6	2.98%	7,251	125,476	(12,980)	4,934	5,430	1,515	4,953	123,913
Invesco Diversified Dividend Fund, Class R6	1.09%	14,396	38,246	(10,979)	4,085	855	811	2,187	45,414
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.47%	27,942	110,489	(4,379)	10,775	3,697	2,637	2,251	144,675
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	14,662	11,443	(28,409)	2,463	(159)	72	–	–
Invesco Growth and Income Fund, Class R6	2.98%	18,972	105,732	(4,388)	4,311	7,064	1,590	5,252	123,903
Invesco RAFITM Strategic US Small Company ETF	1.48%	–	58,051	–	3,527	–	288	2,480	61,578
Invesco Russell Top 200 Pure Growth ETF (c)	–	34,793	29,613	(73,598)	1,945	7,247	190	–	–
Invesco S&P 500® Pure Growth ETF	3.47%	–	136,962	(1,070)	8,408	(24)	566	1,138	144,276
Invesco S&P MidCap Low Volatility ETF	2.97%	17,135	100,277	(1,094)	7,360	139	1,568	2,301	123,817
Invesco U.S. Managed Volatility Fund, Class R6	16.26%	143,158	526,080	(57,986)	64,045	10,241	9,462	59,793	676,861
iShares Core S&P 500 ETF (d)	–	8,051	25,085	(35,056)	763	1,157	257	–	–
iShares Core S&P Mid-Cap ETF (d)	–	8,137	8,160	(17,871)	1,222	352	124	–	–
Total Domestic Equity Funds		310,157	1,344,266	(247,810)	111,732	35,999	19,080		1,526,643

Fixed Income Funds–41.67%
Invesco 1-30 Laddered Treasury ETF	–	45,628	65,007	(116,768)	309	5,824	845	–	–
Invesco Core Plus Bond Fund, Class R6	5.24%	46,326	188,038	(22,015)	6,064	(79)	3,954	19,777	218,334
Invesco Emerging Markets Sovereign Debt ETF	4.95%	24,386	174,643	–	6,937	–	4,538	6,963	205,966
Invesco Floating Rate Fund, Class R6	2.40%	24,197	98,880	(23,158)	369	(458)	3,437	13,619	99,830
Invesco High Yield Fund, Class R6	3.58%	24,109	126,680	(5,123)	3,436	(173)	4,378	36,324	148,929
Invesco LadderRite 0-5 Year Corporate Bond ETF	–	9,427	32,157	(41,977)	90	303	280	–	–
Invesco Quality Income Fund, Class R6	6.94%	47,317	247,305	(6,889)	1,217	(126)	5,559	24,539	288,824
Invesco Short Duration Inflation Protected Fund, Class R6	4.94%	21,261	189,666	(6,194)	1,107	(16)	2,114	19,906	205,824
Invesco Short Term Bond Fund, Class R6	3.96%	25,143	142,110	(3,060)	842	6	2,317	19,168	165,041
Invesco Taxable Municipal Bond ETF	6.50%	–	277,971	(5,933)	(1,636)	60	3,401	8,540	270,462
Invesco Variable Rate Investment Grade ETF	3.16%	–	132,486	(1,170)	300	(2)	1,336	5,273	131,614
iShares Core U.S. Aggregate Bond ETF (d)	–	46,643	60,732	(111,189)	637	3,177	928	–	–
Total Fixed Income Funds		314,437	1,735,675	(343,476)	19,672	8,516	33,087		1,734,824

Foreign Equity Funds–12.72%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	32,792	36,421	(71,917)	5,565	(2,861)	1,240	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	8,817	7,856	(17,435)	951	(189)	134	–	–
Invesco International Growth Fund, Class R6	1.76%	28,578	70,625	(30,669)	6,692	3,808	1,567	2,235	73,324
Invesco International Select Equity Fund, Class R6	2.38%	18,003	75,175	(6,865)	13,294	(642)	2,061	8,138	98,965
Invesco RAFITM Strategic Developed ex-US ETF	7.38%	–	300,316	(8,126)	15,399	(113)	3,105	11,729	307,476
Invesco RAFITM Strategic Emerging Markets ETF	0.61%	–	23,838	–	1,442	–	233	938	25,280
Invesco S&P Emerging Markets Low Volatility ETF	0.59%	2,275	24,685	(2,926)	696	(178)	397	1,023	24,552
iShares Core MSCI EAFE ETF (d)	–	14,245	13,637	(29,767)	2,470	(585)	530	–	–
Total Foreign Equity Funds		104,710	552,553	(167,705)	46,509	(760)	9,267		529,597

Real Estate Funds–2.98%
Invesco Global Real Estate Income Fund, Class R6	2.98%	23,254	104,324	(3,903)	43	3,238	4,927	13,451	123,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak RetirementTM 2030 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.83%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/19	Value 12/31/19
Money Market Funds–1.85%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	0.64%	$3,546	$964,209	$(940,990)	$–	$–		$209	26,765	$26,765
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	0.47%	2,596	688,720	(671,558)	–	1		162	19,753	19,759
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	0.74%	4,241	1,101,920	(1,075,573)	–	–		235	30,588	30,588
Total Money Market Funds		10,383	2,754,849	(2,688,121)	–	1		606		77,112
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $4,098,894)	100.83%	$802,612	$6,666,666	$(3,452,937)	$170,750	$46,958	(f)	$77,821		$4,197,568
OTHER ASSETS LESS LIABILITIES	(0.83)%									(34,655)
NET ASSETS	100.00%									$4,162,913

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$6,198
Invesco Diversified Dividend Fund	1,189
Invesco Equally-Weighted S&P 500 Fund	3,849
Invesco Global Real Estate Income Fund	3,070
Invesco Growth and Income Fund	7,788
Invesco International Growth Fund	5,710
Invesco U.S. Managed Volatility Fund	8,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2035 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.03%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Alternative Funds–2.75%
Invesco Global Targeted Returns Fund, Class R6	2.75%	$16,133	$80,337	$–	$(1,899)	$–	$3,744	9,934	$94,571
Asset Allocation Funds–1.86%
Invesco Macro Allocation Strategy Fund, Class R6	1.86%	11,359	56,075	–	(3,646)	–	4,331	7,265	63,788
Domestic Equity Funds–43.89%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.58%	5,353	49,545	–	(670)	–	–	7,584	54,228
Invesco Comstock Fund, Class R6	3.37%	14,151	104,837	(7,831)	5,678	4,645	1,442	4,636	115,987
Invesco Diversified Dividend Fund, Class R6	1.57%	21,556	45,550	(17,816)	5,408	784	887	2,606	54,130
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.74%	29,749	99,021	(9,978)	9,926	3,167	2,240	2,001	128,615
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	20,231	14,786	(37,713)	2,601	95	174	–	–
Invesco Growth and Income Fund, Class R6	3.34%	13,489	103,418	(4,441)	3,157	6,189	1,229	4,871	114,911
Invesco Long/Short Equity Fund, Class R6(b)	0.38%	8,110	13,501	(7,414)	1,212	(1,835)	–	1,602	13,234
Invesco RAFITM Strategic US Small Company ETF	3.46%	–	115,147	(2,836)	6,577	(2)	524	4,788	118,886
Invesco Russell Top 200 Pure Growth ETF (c)	–	41,706	23,785	(75,799)	651	9,657	189	–	–
Invesco S&P 500® Pure Growth ETF	3.66%	–	123,696	(4,856)	7,296	(117)	461	994	126,019
Invesco S&P MidCap Low Volatility ETF	2.97%	13,539	83,648	(1,095)	5,814	64	1,153	1,895	101,970
Invesco S&P SmallCap Low Volatility ETF	0.40%	8,059	11,420	(7,757)	1,567	296	200	267	13,585
Invesco U.S. Managed Volatility Fund, Class R6	19.42%	124,241	516,865	(30,727)	56,227	9,628	8,917	59,016	668,057
iShares Core S&P Mid-Cap ETF (d)	–	6,808	4,404	(12,432)	834	386	78	–	–
Total Domestic Equity Funds		306,992	1,309,623	(220,695)	106,278	32,957	17,494		1,509,622
Fixed Income Funds–30.53%
Invesco 1-30 Laddered Treasury ETF	–	31,547	24,867	(59,536)	308	2,814	472	–	–
Invesco Core Plus Bond Fund, Class R6	4.13%	28,835	124,256	(14,456)	3,473	3	2,345	12,872	142,111
Invesco Emerging Markets Sovereign Debt ETF	2.65%	12,708	75,455	–	3,062	–	1,955	3,084	91,225
Invesco Floating Rate Fund, Class R6	1.79%	12,744	54,786	(5,914)	59	(120)	1,881	8,398	61,555
Invesco High Yield Fund, Class R6	1.78%	12,752	52,947	(5,949)	1,640	(175)	1,776	14,930	61,215
Invesco Quality Income Fund, Class R6	7.11%	36,207	214,370	(6,801)	762	(93)	4,277	20,769	244,445
Invesco Short Duration Inflation Protected Fund, Class R6	4.43%	14,756	140,855	(4,075)	766	(13)	1,397	14,728	152,289
Invesco Short Term Bond Fund, Class R6	3.75%	20,084	109,788	(1,555)	572	11	1,680	14,971	128,900
Invesco Taxable Municipal Bond ETF	4.89%	–	171,990	(2,930)	(691)	(11)	2,052	5,316	168,358
iShares Core U.S. Aggregate Bond ETF (d)	–	32,906	29,380	(64,465)	481	1,698	541	–	–
Total Fixed Income Funds		202,539	998,694	(165,681)	10,432	4,114	18,376		1,050,098
Foreign Equity Funds–16.81%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	36,094	25,637	(64,697)	5,770	(2,804)	1,049	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	11,981	8,027	(21,153)	1,410	(265)	189	–	–
Invesco International Growth Fund, Class R6	3.07%	28,894	88,831	(15,366)	4,832	6,156	2,108	3,221	105,666
Invesco International Select Equity Fund, Class R6	4.12%	20,779	114,365	(9,746)	17,724	(1,213)	2,863	11,670	141,909
Invesco RAFITM Strategic Developed ex-US ETF	7.44%	–	254,966	(11,370)	12,442	(153)	2,440	9,761	255,885
Invesco RAFITM Strategic Emerging Markets ETF	1.09%	–	35,473	–	1,989	–	317	1,390	37,462
Invesco S&P Emerging Markets Low Volatility ETF	1.09%	7,326	32,445	(3,379)	1,276	(300)	587	1,557	37,368
iShares Core MSCI EAFE ETF (d)	–	13,420	9,383	(24,494)	2,129	(438)	418	–	–
Total Foreign Equity Funds		118,494	569,127	(150,205)	47,572	983	9,971		578,290
Real Estate Funds–2.76%
Invesco Global Real Estate Income Fund, Class R6	2.76%	16,115	81,239	(2,153)	(225)	2,375	3,483	10,323	95,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak RetirementTM 2035 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.03%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19
Money Market Funds–1.43%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	0.50%	$28,189	$779,951	$(791,013)	$–	$–	$164	17,127	$17,127
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	0.36%	20,135	559,683	(567,529)	–	(2)	126	12,283	12,287
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	0.57%	32,216	891,373	(904,015)	–	–	181	19,574	19,574
Total Money Market Funds		80,540	2,231,007	(2,262,557)	–	(2)	471		48,988
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $3,343,648)	100.03%	$752,172	$5,326,102	$(2,801,291)	$158,512	$40,427 (f)	$57,870		$3,440,427
OTHER ASSETS LESS LIABILITIES	(0.03)%								(1,088)
NET ASSETS	100.00%								$3,439,339

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$5,493
Invesco Diversified Dividend Fund	1,352
Invesco Equally-Weighted S&P 500 Fund	3,270
Invesco Global Real Estate Income Fund	2,281
Invesco Growth and Income Fund	6,901
Invesco International Growth Fund	7,681
Invesco Long/Short Equity Fund	340
Invesco U.S. Managed Volatility Fund	8,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2040 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–102.41%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Alternative Funds–1.59%
Invesco Global Targeted Returns Fund, Class R6	1.59%	$5,103	$39,082	$(3,162)	$(710)	$(80)	$1,549	4,226	$40,233

Asset Allocation Funds–1.16%
Invesco Macro Allocation Strategy Fund, Class R6	1.16%	3,971	28,398	(1,090)	(1,881)	(5)	1,995	3,348	29,393

Domestic Equity Funds–51.18%
Invesco Comstock Fund, Class R6	5.38%	19,311	127,356	(15,362)	6,792	4,661	1,825	5,451	136,377
Invesco Diversified Dividend Fund, Class R6	2.29%	35,830	51,655	(36,462)	7,833	612	1,235	2,795	58,061
Invesco Equally-Weighted S&P 500 Fund, Class R6	5.19%	32,526	101,105	(11,993)	9,705	3,426	2,251	2,046	131,483
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	22,959	11,717	(37,532)	3,165	(309)	176	–	–
Invesco Growth and Income Fund, Class R6	4.99%	13,820	122,732	(12,001)	3,522	5,639	1,391	5,354	126,293
Invesco Long/Short Equity Fund, Class R6(b)	1.98%	13,714	43,382	(3,574)	(1,773)	(244)	–	6,086	50,272
Invesco RAFITM Strategic US Small Company ETF	3.47%	–	93,102	(9,618)	4,593	(228)	417	3,538	87,849
Invesco Russell Top 200 Pure Growth ETF (c)	–	57,775	19,991	(91,682)	1,600	12,316	258	–	–
Invesco S&P 500® Pure Growth ETF	5.37%	–	141,857	(12,840)	7,183	(165)	547	1,073	136,035
Invesco S&P MidCap Low Volatility ETF	2.99%	18,156	63,920	(11,927)	4,298	1,317	978	1,408	75,764
Invesco S&P SmallCap Low Volatility ETF	2.19%	15,947	41,821	(6,709)	4,108	292	907	1,090	55,459
Invesco U.S. Managed Volatility Fund, Class R6	17.33%	108,882	329,833	(40,567)	38,753	7,488	5,764	38,790	439,103
iShares Core S&P 500 ETF (d)	–	6,291	1,365	(8,775)	427	692	54	–	–
iShares Core S&P Mid-Cap ETF (d)	–	11,125	4,592	(17,686)	1,428	541	108	–	–
Total Domestic Equity Funds		356,336	1,154,428	(316,728)	91,634	36,038	15,911		1,296,696

Fixed Income Funds–23.21%
Invesco 1-30 Laddered Treasury ETF	–	28,641	21,377	(52,869)	36	2,815	432	–	–
Invesco Core Plus Bond Fund, Class R6	2.68%	19,831	59,820	(13,793)	2,093	46	1,302	6,159	67,997
Invesco Emerging Markets Sovereign Debt ETF	1.49%	10,119	26,933	(1,081)	1,820	(17)	960	1,277	37,774
Invesco Floating Rate Fund, Class R6	0.79%	4,091	20,165	(4,244)	16	(78)	647	2,722	19,950
Invesco High Yield Fund, Class R6	0.80%	3,951	20,036	(4,224)	561	(92)	627	4,934	20,232
Invesco Quality Income Fund, Class R6	7.86%	32,153	184,188	(17,678)	913	(283)	3,614	16,932	199,293
Invesco Short Duration Inflation Protected Fund, Class R6	1.95%	5,109	48,610	(4,636)	294	2	537	4,776	49,379
Invesco Short Term Bond Fund, Class R6	2.99%	18,114	64,408	(7,385)	529	24	1,153	8,791	75,690
Invesco Taxable Municipal Bond ETF	4.65%	–	126,881	(8,843)	(111)	(146)	1,437	3,719	117,781
iShares Core U.S. Aggregate Bond ETF (d)	–	28,752	21,014	(51,626)	315	1,545	486	–	–
Total Fixed Income Funds		150,761	593,432	(166,379)	6,466	3,816	11,195		588,096

Foreign Equity Funds–20.03%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	47,988	23,436	(75,274)	7,773	(3,923)	1,333	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	13,859	8,224	(23,378)	1,507	(212)	224	–	–
Invesco International Growth Fund, Class R6	3.79%	39,308	81,317	(30,119)	8,342	3,897	1,872	2,923	95,924
Invesco International Select Equity Fund, Class R6	5.17%	25,809	102,265	(12,895)	17,327	(1,401)	2,567	10,782	131,105
Invesco RAFITM Strategic Developed ex-US ETF	8.01%	–	213,753	(19,488)	9,318	(522)	2,096	7,746	203,061
Invesco RAFITM Strategic Emerging Markets ETF	1.56%	–	40,578	(2,930)	2,130	(213)	389	1,468	39,565
Invesco S&P Emerging Markets Low Volatility ETF	1.50%	12,422	27,332	(2,991)	1,532	(351)	779	1,581	37,944
iShares Core MSCI EAFE ETF (d)	–	13,915	5,788	(21,425)	2,141	(419)	401	–	–
Total Foreign Equity Funds		153,301	502,693	(188,500)	50,070	(3,144)	9,661		507,599

Real Estate Funds–2.19%
Invesco Global Real Estate Income Fund, Class R6	2.19%	17,760	45,788	(8,994)	755	1,528	2,222	6,033	55,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak RetirementTM 2040 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–102.41%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Money Market Funds–3.05%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	0.97%	$2,631	$569,254	$(547,407)	$–	$–	$115	24,478	$24,478
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	0.98%	1,878	406,611	(383,584)	–	(1)	104	24,896	24,904
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	1.10%	3,006	650,577	(625,608)	–	–	130	27,975	27,975
Total Money Market Funds		7,515	1,626,442	(1,556,599)	–	(1)	349		77,357
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $2,522,170)	102.41%	$694,747	$3,990,263	$(2,241,452)	$146,334	$38,152 (f)	$42,882		$2,594,932
OTHER ASSETS LESS LIABILITIES	(2.41)%								(61,056)
NET ASSETS	100.00%								$2,533,876

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$6,381
Invesco Diversified Dividend Fund	1,407
Invesco Equally-Weighted S&P 500 Fund	3,286
Invesco Global Real Estate Income Fund	1,279
Invesco Growth and Income Fund	7,419
Invesco International Growth Fund	6,821
Invesco Long/Short Equity Fund	1,233
Invesco U.S. Managed Volatility Fund	5,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2045 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.68%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Domestic Equity Funds–56.22%
Invesco Comstock Fund, Class R6	7.15%	$22,879	$150,804	$(13,861)	$9,001	$6,143	$2,197	6,672	$166,926
Invesco Diversified Dividend Fund, Class R6	3.62%	45,002	64,942	(34,674)	10,239	1,224	1,638	4,072	84,587
Invesco Equally-Weighted S&P 500 Fund, Class R6	6.08%	34,487	107,820	(11,248)	11,017	3,538	2,497	2,209	141,969
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	23,982	10,041	(37,261)	2,884	354	179	–	–
Invesco Growth and Income Fund, Class R6	4.80%	8,861	106,561	(4,915)	2,531	5,807	1,180	4,750	112,061
Invesco Long/Short Equity Fund, Class R6(b)	1.72%	8,282	34,043	–	(2,240)	1,047	0	4,853	40,085
Invesco RAFITM Strategic US Small Company ETF	3.40%	–	80,935	(6,020)	4,622	(156)	363	3,197	79,381
Invesco Russell Top 200 Pure Growth ETF (c)	–	70,089	16,967	(103,428)	468	15,904	290	–	–
Invesco S&P 500® Pure Growth ETF	9.29%	–	214,694	(10,003)	12,207	(104)	833	1,710	216,794
Invesco S&P MidCap Low Volatility ETF	2.94%	18,866	45,892	(1,704)	5,298	202	900	1,274	68,554
Invesco S&P SmallCap Low Volatility ETF	2.93%	17,610	49,109	(3,582)	5,190	157	1,075	1,346	68,484
Invesco U.S. Managed Volatility Fund, Class R6	14.29%	85,162	231,681	(15,821)	31,949	4,855	4,537	29,476	333,665
iShares Core S&P 500 ETF (d)	–	11,574	2,546	(16,193)	721	1,352	142	–	–
iShares Core S&P Mid-Cap ETF (d)	–	8,967	6,934	(17,482)	1,065	516	113	–	–
Total Domestic Equity Funds		355,761	1,122,969	(276,192)	94,952	40,839	15,944		1,312,506

Fixed Income Funds–15.75%
Invesco 1-30 Laddered Treasury ETF	–	24,075	11,666	(37,930)	311	1,878	341	–	–
Invesco Core Plus Bond Fund, Class R6	1.33%	15,042	24,638	(9,959)	1,368	(37)	728	2,813	31,052
Invesco Emerging Markets Sovereign Debt ETF	1.36%	6,843	23,271	–	1,477	–	767	1,068	31,591
Invesco Quality Income Fund, Class R6	7.34%	27,108	149,442	(5,648)	539	(83)	3,010	14,559	171,358
Invesco Short Term Bond Fund, Class R6	2.35%	5,565	49,036	–	230	–	694	6,368	54,831
Invesco Taxable Municipal Bond ETF	3.37%	–	80,194	(1,143)	(345)	(6)	961	2,485	78,700
iShares Core U.S. Aggregate Bond ETF (d)	–	20,446	14,303	(36,072)	422	901	325	–	–
Total Fixed Income Funds		99,079	352,550	(90,752)	4,002	2,653	6,826		367,532

Foreign Equity Funds–22.89%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	46,337	21,457	(71,790)	8,078	(4,082)	1,371	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	12,317	5,673	(19,243)	1,592	(339)	201	–	–
Invesco International Growth Fund, Class R6	4.99%	42,215	85,608	(16,849)	7,267	6,974	2,373	3,553	116,569
Invesco International Select Equity Fund, Class R6	5.97%	26,569	104,652	(9,382)	18,364	(939)	2,827	11,452	139,264
Invesco RAFITM Strategic Developed ex-US ETF	8.46%	–	195,985	(8,153)	9,999	(354)	1,951	7,533	197,477
Invesco RAFITM Strategic Emerging Markets ETF	1.92%	–	43,582	(1,329)	2,531	9	410	1,662	44,793
Invesco S&P Emerging Markets Low Volatility ETF	1.55%	12,057	26,248	(3,608)	1,793	(226)	738	1,511	36,264
iShares Core MSCI EAFE ETF (d)	–	12,375	5,253	(19,153)	2,124	(599)	357	–	–
Total Foreign Equity Funds		151,870	488,458	(149,507)	51,748	444	10,228		534,367

Real Estate Funds–2.74%
Invesco Global Real Estate Income Fund, Class R6	2.74%	14,687	51,748	(2,735)	223	1,652	2,496	6,953	64,034

Money Market Funds–2.08%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	0.71%	2,189	477,563	(463,218)	–	–	115	16,534	16,534
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	0.56%	1,563	341,846	(330,251)	–	3	91	13,157	13,161
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	0.81%	2,494	545,797	(529,395)	–	–	129	18,896	18,896
Total Money Market Funds		6,246	1,365,206	(1,322,864)	–	3	335		48,591
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $2,242,872)	99.68%	$627,643	$3,380,931	$(1,842,050)	$150,925	$45,591 (f)	$35,829		$2,327,030
OTHER ASSETS LESS LIABILITIES	0.32%								7,550
NET ASSETS	100.00%								$2,334,580

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$8,040
Invesco Diversified Dividend Fund	2,146
Invesco Equally-Weighted S&P 500 Fund	3,645
Invesco Global Real Estate Income Fund	1,541
Invesco Growth and Income Fund	6,784
Invesco International Growth Fund	8,646
Invesco Long/Short Equity Fund	1,047
Invesco U.S. Managed Volatility Fund	4,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2050 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–94.93%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Domestic Equity Funds–56.19%
Invesco Comstock Fund, Class R6	8.44%	$36,095	$159,851	$(16,458)	$10,938	$6,195	$2,614	7,527	$188,324
Invesco Diversified Dividend Fund, Class R6	4.65%	70,959	76,300	(57,152)	15,023	1,121	2,344	5,000	103,843
Invesco Equally-Weighted S&P 500 Fund, Class R6	7.13%	51,964	108,135	(15,473)	14,681	3,555	2,555	2,476	159,131
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	31,257	15,509	(50,626)	4,383	(523)	247	–	–
Invesco Growth and Income Fund, Class R6	3.35%	3,082	73,154	(1,978)	818	3,791	761	3,166	74,696
Invesco Long/Short Equity Fund, Class R6(b)	0.80%	5,428	13,688	–	(1,202)	435	–	2,169	17,914
Invesco RAFITM Strategic US Small Company ETF	3.27%	–	73,023	(3,373)	3,405	(80)	344	2,939	72,975
Invesco Russell Top 200 Pure Growth ETF (c)	–	100,899	43,869	(168,253)	3,346	20,139	455	–	–
Invesco S&P 500® Pure Growth ETF	11.04%	–	256,688	(22,938)	12,908	(324)	993	1,943	246,334
Invesco S&P MidCap Low Volatility ETF	2.81%	23,260	36,528	(3,281)	5,786	288	909	1,163	62,581
Invesco S&P SmallCap Low Volatility ETF	2.80%	27,545	39,140	(10,746)	6,172	370	1,156	1,228	62,481
Invesco U.S. Managed Volatility Fund, Class R6	11.90%	92,316	167,560	(24,193)	29,018	3,857	3,270	23,459	265,560
iShares Core S&P 500 ETF (d)	–	24,909	9,825	(39,090)	1,940	2,416	293	–	–
iShares Core S&P Mid-Cap ETF (d)	–	7,639	3,075	(12,043)	1,018	311	89	–	–
Total Domestic Equity Funds		475,353	1,076,345	(425,604)	108,234	41,551	16,030		1,253,839

Fixed Income Funds–11.31%
Invesco 1-30 Laddered Treasury ETF	–	27,971	17,641	(48,363)	118	2,633	412	–	–
Invesco Core Plus Bond Fund, Class R6	0.91%	18,896	19,088	(19,418)	1,465	175	748	1,830	20,206
Invesco Emerging Markets Sovereign Debt ETF	0.72%	2,880	12,492	–	779	–	436	546	16,151
Invesco Quality Income Fund, Class R6	6.44%	29,579	129,583	(16,137)	968	(217)	3,030	12,216	143,776
Invesco Taxable Municipal Bond ETF	3.24%	–	82,430	(10,476)	85	295	998	2,284	72,334
iShares Core U.S. Aggregate Bond ETF (d)	–	9,052	19,447	(29,393)	126	768	177	–	–
Total Fixed Income Funds		88,378	280,681	(123,787)	3,541	3,654	5,801		252,467

Foreign Equity Funds–24.11%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	59,882	32,385	(96,807)	8,922	(4,382)	1,786	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	17,773	9,016	(28,332)	1,737	(194)	266	–	–
Invesco International Growth Fund, Class R6	5.25%	54,085	79,559	(24,597)	10,404	5,681	2,209	3,568	117,085
Invesco International Select Equity Fund, Class R6	6.23%	33,870	100,272	(13,456)	19,909	(1,621)	2,567	11,429	138,974
Invesco RAFITM Strategic Developed ex-US ETF	8.93%	–	208,134	(16,087)	8,021	(677)	2,061	7,606	199,391
Invesco RAFITM Strategic Emerging Markets ETF	1.83%	–	40,696	(1,208)	1,429	(113)	409	1,514	40,804
Invesco S&P Emerging Markets Low Volatility ETF	1.87%	15,197	25,446	–	1,045	–	909	1,737	41,688
iShares Core MSCI EAFE ETF (d)	–	17,710	8,210	(27,988)	2,660	(592)	477	–	–
Total Foreign Equity Funds		198,517	503,718	(208,475)	54,127	(1,898)	10,684		537,942

Real Estate Funds–1.65%
Invesco Global Real Estate Income Fund, Class R6	1.65%	10,721	27,162	(1,904)	633	911	1,497	3,984	36,694

Money Market Funds–1.67%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	0.58%	3,029	394,832	(384,890)	–	–	111	12,971	12,971
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	0.43%	2,161	282,023	(274,621)	–	1	86	9,561	9,564
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	0.66%	3,461	451,237	(439,874)	–	–	125	14,824	14,824
Total Money Market Funds		8,651	1,128,092	(1,099,385)	–	1	322		37,359
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $2,038,084)	94.93%	$781,620	$3,015,998	$(1,859,155)	$166,535	$44,219 (f)	$34,334		$2,118,301
OTHER ASSETS LESS LIABILITIES	5.07%								113,133
NET ASSETS	100.00%								$2,231,434

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$8,297
Invesco Diversified Dividend Fund	2,408
Invesco Equally-Weighted S&P 500 Fund	3,731
Invesco Global Real Estate Income Fund	829
Invesco Growth and Income Fund	4,171
Invesco International Growth Fund	8,047
Invesco Long/Short Equity Fund	435
Invesco U.S. Managed Volatility Fund	2,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2055 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–103.55%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Domestic Equity Funds–63.00%
Invesco Comstock Fund, Class R6	11.39%	$28,995	$99,496	$(9,401)	$7,000	$4,269	$1,627	5,002	$125,152
Invesco Diversified Dividend Fund, Class R6	6.99%	46,659	44,397	(22,974)	9,259	1,185	1,493	3,700	76,842
Invesco Equally-Weighted S&P 500 Fund, Class R6	10.40%	36,979	77,300	(9,485)	9,331	2,691	1,738	1,778	114,278
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	23,300	4,896	(31,322)	3,483	(357)	141	–	–
Invesco Long/Short Equity Fund, Class R6(b)	0.37%	815	3,453	(1)	(228)	92	–	489	4,039
Invesco RAFITM Strategic US Small Company ETF	3.43%	–	37,269	(1,116)	1,509	5	156	1,517	37,667
Invesco Russell Top 200 Pure Growth ETF (c)	–	69,219	8,985	(93,795)	458	15,133	261	–	–
Invesco S&P 500® Pure Growth ETF	13.36%	–	146,464	(6,252)	6,522	77	520	1,158	146,811
Invesco S&P MidCap Low Volatility ETF	2.94%	12,429	18,891	(2,145)	2,831	280	428	600	32,286
Invesco S&P SmallCap Low Volatility ETF	2.93%	17,610	16,721	(5,612)	3,289	199	591	633	32,207
Invesco U.S. Managed Volatility Fund, Class R6	11.19%	49,051	67,902	(7,674)	13,012	1,909	1,433	10,855	122,885
iShares Core S&P 500 ETF (d)	–	19,122	2,058	(24,460)	1,470	1,810	221	–	–
iShares Core S&P Mid-Cap ETF (d)	–	4,816	573	(6,216)	681	146	46	–	–
Total Domestic Equity Funds		308,995	528,405	(220,453)	58,617	27,439	8,655		692,167

Fixed Income Funds–7.96%
Invesco 1-30 Laddered Treasury ETF	–	13,602	6,156	(20,913)	153	1,002	176	–	–
Invesco Core Plus Bond Fund, Class R6	0.74%	4,691	9,734	(6,831)	466	42	232	734	8,102
Invesco Quality Income Fund, Class R6	3.86%	13,642	29,284	(882)	340	(18)	904	3,599	42,366
Invesco Taxable Municipal Bond ETF	3.36%	–	38,086	(1,210)	61	(10)	444	1,166	36,927
Total Fixed Income Funds		31,935	83,260	(29,836)	1,020	1,016	1,756		87,395

Foreign Equity Funds–27.54%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	37,182	10,341	(50,574)	7,657	(4,606)	941	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	12,159	1,562	(14,837)	1,656	(540)	159	–	–
Invesco International Growth Fund, Class R6	6.09%	34,551	36,874	(9,429)	5,885	3,322	1,173	2,040	66,926
Invesco International Select Equity Fund, Class R6	7.58%	22,408	56,262	(5,947)	10,952	(375)	1,451	6,850	83,300
Invesco RAFITM Strategic Developed ex-US ETF	9.92%	–	107,340	(2,102)	3,726	12	995	4,157	108,976
Invesco RAFITM Strategic Emerging Markets ETF	1.99%	–	21,274	–	664	–	192	814	21,938
Invesco S&P Emerging Markets Low Volatility ETF	1.96%	11,011	10,801	(1,071)	858	(95)	438	896	21,504
iShares Core MSCI EAFE ETF (d)	–	12,155	1,969	(15,540)	2,378	(962)	275	–	–
Total Foreign Equity Funds		129,466	246,423	(99,500)	33,776	(3,244)	5,624		302,644

Real Estate Funds–0.74%
Invesco Global Real Estate Income Fund, Class R6	0.74%	1,898	6,142	–	125	174	311	887	8,165

Money Market Funds–4.31%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	1.30%	2,508	152,566	(140,751)	–	–	68	14,323	14,323
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	1.52%	1,792	109,593	(94,692)	–	(2)	63	16,686	16,691
Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	1.49%	2,867	174,360	(160,858)	–	–	76	16,369	16,369
Total Money Market Funds		7,167	436,519	(396,301)	–	(2)	207		47,383
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,108,027)	103.55%	$479,461	$1,300,749	$(746,090)	$93,538	$25,383 (f)	$16,553		$1,137,754
OTHER ASSETS LESS LIABILITIES	(3.55)%								(38,960)
NET ASSETS	100.00%								$1,098,794

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2019.
(c)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$5,207
Invesco Diversified Dividend Fund	1,684
Invesco Equally-Weighted S&P 500 Fund	2,538
Invesco Global Real Estate Income Fund	174
Invesco International Growth Fund	4,277
Invesco Long/Short Equity Fund	92
Invesco U.S. Managed Volatility Fund	1,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2060 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.39%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Domestic Equity Funds–66.09%
Invesco Comstock Fund, Class R6	12.93%	$31,522	$126,341	$(2,229)	$8,056	$7,917	$2,448	6,533	$163,463
Invesco Diversified Dividend Fund, Class R6	6.97%	44,952	56,323	(22,885)	10,193	1,807	1,835	4,241	88,077
Invesco Equally-Weighted S&P 500 Fund, Class R6	11.95%	39,100	103,102	(3,253)	12,007	4,120	2,737	2,351	151,079
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	25,232	13,832	(42,444)	3,694	(314)	213	–	–
Invesco RAFITM Strategic US Small Company ETF	3.50%	–	41,934	–	2,288	–	213	1,781	44,222
Invesco Russell Top 200 Pure Growth ETF (b)	–	70,730	32,712	(120,505)	444	16,619	339	–	–
Invesco S&P 500® Pure Growth ETF	14.89%	–	181,280	(3,921)	10,729	54	775	1,484	188,142
Invesco S&P MidCap Low Volatility ETF	2.95%	11,497	22,622	–	3,225	–	542	694	37,344
Invesco S&P SmallCap Low Volatility ETF	2.96%	15,990	21,597	(3,952)	3,558	204	743	735	37,397
Invesco U.S. Managed Volatility Fund, Class R6	9.94%	45,270	67,096	(1,505)	14,648	1,771	1,762	11,101	125,664
iShares Core S&P 500 ETF (c)	–	18,116	9,527	(30,947)	1,379	1,925	265	–	–
iShares Core S&P Mid-Cap ETF (c)	–	4,318	2,654	(7,770)	673	125	53	–	–
Total Domestic Equity Funds		306,727	679,020	(239,411)	70,894	34,228	11,925		835,388

Fixed Income Funds–4.97%
Invesco 1-30 Laddered Treasury ETF	–	11,335	6,572	(18,880)	209	764	151	–	–
Invesco Quality Income Fund, Class R6	1.70%	11,353	16,001	(6,154)	387	(104)	609	1,825	21,483
Invesco Taxable Municipal Bond ETF	3.27%	–	41,235	–	94	–	565	1,305	41,329
Total Fixed Income Funds		22,688	63,808	(25,034)	690	660	1,325		62,812

Foreign Equity Funds–28.19%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	35,869	22,399	(61,395)	7,523	(4,396)	1,160	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	11,407	6,596	(19,307)	1,695	(391)	197	–	–
Invesco International Growth Fund, Class R6	6.42%	34,185	52,323	(10,066)	5,633	5,284	1,730	2,470	81,059
Invesco International Select Equity Fund, Class R6	7.96%	22,502	68,878	(4,350)	13,723	(144)	2,091	8,274	100,609
Invesco RAFITM Strategic Developed ex-US ETF	9.85%	–	120,089	(1,182)	5,590	25	1,323	4,750	124,522
Invesco RAFITM Strategic Emerging Markets ETF	2.01%	–	24,334	–	1,108	–	255	944	25,442
Invesco S&P Emerging Markets Low Volatility ETF	1.95%	11,125	15,991	(3,584)	1,364	(224)	595	1,028	24,672
iShares Core MSCI EAFE ETF (c)	–	11,385	6,755	(19,522)	2,343	(961)	365	–	–
Total Foreign Equity Funds		126,473	317,365	(119,406)	38,979	(807)	7,716		356,304

Money Market Funds–1.14%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	0.39%	2,319	218,177	(215,558)	–	–	80	4,939	4,938
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	0.31%	1,656	156,599	(154,378)	–	–	62	3,875	3,877
Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	0.44%	2,635	249,361	(246,352)	–	–	90	5,644	5,644
Total Money Market Funds		6,610	624,137	(616,288)	–	–	232		14,459
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,221,220)	100.39%	$462,498	$1,684,330	$(1,000,139)	$110,563	$34,081 (e)	$21,198		$1,268,963
OTHER ASSETS LESS LIABILITIES	(0.39)%								(4,990)
NET ASSETS	100.00%								$1,263,973

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$8,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Fund Name	Capital Gain
Invesco Diversified Dividend Fund	$2,313
Invesco Equally-Weighted S&P 500 Fund	3,997
Invesco International Growth Fund	6,300
Invesco U.S. Managed Volatility Fund	1,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2019

Invesco Peak RetirementTM 2065 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.93%(a)

	% of Net Assets 12/31/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/19	Value 12/31/19

Domestic Equity Funds–64.29%
Invesco Comstock Fund, Class R6	12.58%	$32,475	$69,559	$(4,072)	$7,164	$4,794	$1,767	4,185	$104,718
Invesco Diversified Dividend Fund, Class R6	6.77%	46,321	18,469	(17,146)	9,082	1,087	1,421	2,713	56,350
Invesco Equally-Weighted S&P 500 Fund, Class R6	11.62%	39,572	48,863	(2,148)	10,396	2,618	1,752	1,505	96,744
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	25,914	2,897	(32,112)	3,781	(480)	168	–	–
Invesco RAFITM Strategic US Small Company ETF	3.37%	–	26,684	–	1,349	–	146	1,129	28,033
Invesco Russell Top 200 Pure Growth ETF (b)	–	72,287	2,168	(90,704)	478	15,771	280	–	–
Invesco S&P 500® Pure Growth ETF	14.48%	–	117,019	(3,162)	6,654	57	544	951	120,568
Invesco S&P MidCap Low Volatility ETF	2.90%	11,763	9,537	–	2,807	–	383	448	24,107
Invesco S&P SmallCap Low Volatility ETF	2.90%	16,331	7,289	(2,791)	3,181	107	520	474	24,117
Invesco U.S. Managed Volatility Fund, Class R6	9.67%	45,948	25,059	(2,735)	12,015	1,232	1,118	7,111	80,494
iShares Core S&P 500 ETF (c)	–	18,871	570	(22,695)	1,510	1,744	222	–	–
iShares Core S&P Mid-Cap ETF (c)	–	4,484	562	(5,827)	705	76	45	–	–
Total Domestic Equity Funds		313,966	328,676	(183,392)	59,122	27,006	8,366		535,131

Fixed Income Funds–4.81%
Invesco 1-30 Laddered Treasury ETF	–	11,654	1,802	(14,347)	53	838	142	–	–
Invesco Quality Income Fund, Class R6	1.64%	11,684	5,967	(4,244)	289	(18)	504	1,162	13,678
Invesco Taxable Municipal Bond ETF	3.17%	–	26,260	–	121	–	403	833	26,381
Total Fixed Income Funds		23,338	34,029	(18,591)	463	820	1,049		40,059

Foreign Equity Funds–27.50%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	36,957	5,537	(45,580)	7,580	(4,494)	903	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	12,040	1,203	(14,362)	1,802	(683)	154	–	–
Invesco International Growth Fund, Class R6	6.29%	35,234	21,193	(9,525)	6,409	3,036	1,108	1,594	52,312
Invesco International Select Equity Fund, Class R6	7.73%	23,174	33,483	(2,904)	10,749	(171)	1,326	5,291	64,331
Invesco RAFITM Strategic Developed ex-US ETF	9.61%	–	79,088	(2,653)	3,456	65	921	3,050	79,956
Invesco RAFITM Strategic Emerging Markets ETF	1.93%	–	16,443	(877)	518	6	179	597	16,090
Invesco S&P Emerging Markets Low Volatility ETF	1.94%	11,898	6,295	(2,843)	995	(193)	430	673	16,152
iShares Core MSCI EAFE ETF (c)	–	11,715	639	(13,751)	2,381	(984)	268	–	–
Total Foreign Equity Funds		131,018	163,881	(92,495)	33,890	(3,418)	5,289		228,841

Money Market Funds–4.33%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	1.63%	2,317	83,294	(71,994)	–	–	62	13,617	13,617
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	0.83%	1,655	55,500	(50,269)	–	1	43	6,885	6,887
Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	1.87%	2,609	95,209	(82,255)	–	–	69	15,563	15,563
Total Money Market Funds		6,581	234,003	(204,518)	–	1	174		36,067
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $810,884)	100.93%	$474,903	$760,589	$(498,996)	$93,475	$24,409 (e)	$14,878		$840,098
OTHER ASSETS LESS LIABILITIES	(0.93)%								(7,759)
NET ASSETS	100.00%								$832,339

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Effective June 24, 2019, Invesco Russell Top 200 Pure Growth ETF was renamed as Invesco S&P 500 GARP ETF.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$5,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Fund Name	Capital Gain
Invesco Diversified Dividend Fund	$1,463
Invesco Equally-Weighted S&P 500 Fund	2,557
Invesco International Growth Fund	4,035
Invesco U.S. Managed Volatility Fund	1,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities

December 31, 2019

	Invesco Peak RetirementTM Now Fund	Invesco Peak RetirementTM 2015 Fund	Invesco Peak RetirementTM 2020 Fund	Invesco Peak RetirementTM 2025 Fund	Invesco Peak RetirementTM 2030 Fund	Invesco Peak RetirementTM 2035 Fund

Assets:
Investments in affiliated underlying funds, at value	$1,044,182	$655,620	$1,939,083	$5,100,000	$4,197,568	$3,440,427

Cash	–	–	8	35	23,245	2,047

Receivable for:
Fund shares sold	–	–	–	4,578	2,184	32,209

Dividends - affiliated underlying funds	86	59	124	141	74	70

Investment for trustee deferred compensation and retirement plans	6,639	6,639	6,640	6,641	6,641	6,640

Other assets	58,123	57,770	58,570	58,793	58,305	58,658

Total assets	1,109,030	720,088	2,004,425	5,170,188	4,288,017	3,540,051

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	7,038	–	–	1,673	55,497	32,046

Fund shares reacquired	–	–	–	–	100	–

Accrued fees to affiliates	26,787	22,761	27,643	29,912	27,131	25,243

Accrued trustees’ and officers’ fees and benefits	397	415	416	416	416	416

Accrued other operating expenses	31,704	34,877	32,478	33,885	35,319	36,367

Trustee deferred compensation and retirement plans	6,639	6,639	6,640	6,641	6,641	6,640

Total liabilities	72,565	64,692	67,177	72,527	125,104	100,712

Net assets applicable to shares outstanding	$1,036,465	$655,396	$1,937,248	$5,097,661	$4,162,913	$3,439,339

Net assets consist of:
Shares of beneficial interest	$1,020,096	$638,879	$1,899,675	$5,000,414	$4,042,389	$3,321,948

Distributable earnings	16,369	16,517	37,573	97,247	120,524	117,391

	$1,036,465	$655,396	$1,937,248	$5,097,661	$4,162,913	$3,439,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities–(continued)

December 31, 2019

	Invesco Peak RetirementTM Now Fund	Invesco Peak RetirementTM 2015 Fund	Invesco Peak RetirementTM 2020 Fund	Invesco Peak RetirementTM 2025 Fund	Invesco Peak RetirementTM 2030 Fund	Invesco Peak RetirementTM 2035 Fund

Net Assets:
Class A	$486,132	$181,105	$757,319	$3,358,309	$2,357,403	$1,264,026

Class C	$92,551	$10,293	$301,723	$679,521	$571,131	$588,087

Class R	$10,179	$10,292	$421,461	$582,363	$650,773	$823,849

Class Y	$40,701	$41,259	$41,522	$57,923	$162,141	$340,970

Class R5	$101,740	$103,134	$103,820	$104,900	$105,380	$105,616

Class R6	$305,162	$309,313	$311,403	$314,645	$316,085	$316,791

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	47,806	17,589	73,203	321,088	224,391	120,051

Class C	9,105	1,001	29,288	65,509	54,686	56,228

Class R	1,001	1,001	40,810	55,757	62,086	78,454

Class Y	4,001	4,001	4,001	5,522	15,387	32,288

Class R5	10,001	10,001	10,001	10,001	10,001	10,001

Class R6	30,001	30,001	30,001	30,001	30,001	30,001

Class A:
Net asset value per share	$10.17	$10.30	$10.35	$10.46	$10.51	$10.53

Maximum offering price per share (Net asset value ÷ 94.50%)	$10.76	$10.90	$10.95	$11.07	$11.12	$11.14

Class C:
Net asset value and offering price per share	$10.16	$10.28	$10.30	$10.37	$10.44	$10.46

Class R:
Net asset value and offering price per share	$10.17	$10.28	$10.33	$10.44	$10.48	$10.50

Class Y:
Net asset value and offering price per share	$10.17	$10.31	$10.38	$10.49	$10.54	$10.56

Class R5:
Net asset value and offering price per share	$10.17	$10.31	$10.38	$10.49	$10.54	$10.56

Class R6:
Net asset value and offering price per share	$10.17	$10.31	$10.38	$10.49	$10.54	$10.56

Cost of Investments in affiliated underlying funds	$1,029,155	$639,671	$1,902,616	$5,018,736	$4,098,894	$3,343,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities–(continued)

December 31, 2019

	Invesco Peak RetirementTM 2040 Fund	Invesco Peak RetirementTM 2045 Fund	Invesco Peak RetirementTM 2050 Fund	Invesco Peak RetirementTM 2055 Fund	Invesco Peak RetirementTM 2060 Fund	Invesco Peak RetirementTM 2065 Fund

Assets:

Investments in affiliated underlying funds, at value	$2,594,932	$2,327,030	$2,118,301	$1,137,754	$1,268,963	$840,098

Cash	–	–	–	–	–	–

Receivable for:
Fund shares sold	5,990	47,693	142,228	3,540	3,299	20,818

Dividends - affiliated underlying funds	48	35	43	41	14	16

Investment for trustee deferred compensation and retirement plans	6,640	6,639	6,640	6,639	6,639	6,639

Other assets	58,019	57,987	57,971	57,898	58,062	57,817

Total assets	2,665,629	2,439,384	2,325,183	1,205,872	1,336,977	925,388

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	64,843	37,236	26,927	41,892	7,385	27,994

Fund shares reacquired	–	–	–	–	–	–

Accrued fees to affiliates	25,205	26,142	25,314	23,078	21,197	24,976

Accrued trustees’ and officers’ fees and benefits	416	415	415	415	416	297

Accrued other operating expenses	34,649	34,372	34,453	35,054	37,367	33,143

Trustee deferred compensation and retirement plans	6,640	6,639	6,640	6,639	6,639	6,639

Total liabilities	131,753	104,804	93,749	107,078	73,004	93,049

Net assets applicable to shares outstanding	$2,533,876	$2,334,580	$2,231,434	$1,098,794	$1,263,973	$832,339

Net assets consist of:

Shares of beneficial interest	$2,442,615	$2,227,796	$2,134,621	$1,058,986	$1,200,971	$798,238

Distributable earnings	91,261	106,784	96,813	39,808	63,002	34,101

	$2,533,876	$2,334,580	$2,231,434	$1,098,794	$1,263,973	$832,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities–(continued)

December 31, 2019

	Invesco Peak RetirementTM 2040 Fund	Invesco Peak RetirementTM 2045 Fund	Invesco Peak RetirementTM 2050 Fund	Invesco Peak RetirementTM 2055 Fund	Invesco Peak RetirementTM 2060 Fund	Invesco Peak RetirementTM 2065 Fund

Net Assets:

Class A	$1,537,501	$915,321	$913,236	$381,707	$562,091	$216,405

Class C	$178,516	$598,568	$277,348	$78,003	$56,290	$70,541

Class R	$300,899	$340,257	$432,902	$149,491	$172,914	$74,743

Class Y	$95,383	$53,666	$178,228	$63,937	$42,981	$42,795

Class R5	$105,408	$106,706	$107,444	$106,428	$107,438	$106,978

Class R6	$316,169	$320,062	$322,276	$319,228	$322,259	$320,877

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	146,399	85,984	85,260	35,940	52,415	20,052

Class C	17,079	56,854	26,119	7,395	5,286	6,652

Class R	28,707	32,081	40,606	14,132	16,181	7,018

Class Y	9,050	5,030	16,589	6,009	4,001	4,001

Class R5	10,001	10,001	10,001	10,001	10,001	10,001

Class R6	30,001	30,001	30,001	30,001	30,001	30,001

Class A:
Net asset value per share	$10.50	$10.65	$10.71	$10.62	$10.72	$10.79

Maximum offering price per share (Net asset value ÷ 94.50%)	$11.11	$11.27	$11.33	$11.24	$11.34	$11.42

Class C:
Net asset value and offering price per share	$10.45	$10.53	$10.62	$10.55	$10.65	$10.60

Class R:
Net asset value and offering price per share	$10.48	$10.61	$10.66	$10.58	$10.69	$10.65

Class Y:
Net asset value and offering price per share	$10.54	$10.67	$10.74	$10.64	$10.74	$10.70

Class R5:
Net asset value and offering price per share	$10.54	$10.67	$10.74	$10.64	$10.74	$10.70

Class R6:
Net asset value and offering price per share	$10.54	$10.67	$10.74	$10.64	$10.74	$10.70

Cost of Investments in affiliated underlying funds	$2,522,170	$2,242,872	$2,038,084	$1,108,027	$1,221,220	$810,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75	Invesco Peak RetirementTM Funds

Statements of Operations

For the year ended December 31, 2019

	Invesco Peak RetirementTM Now Fund	Invesco Peak RetirementTM 2015 Fund	Invesco Peak RetirementTM 2020 Fund	Invesco Peak RetirementTM 2025 Fund	Invesco Peak RetirementTM 2030 Fund	Invesco Peak RetirementTM 2035 Fund

Investment income:

Dividends from affiliated underlying funds	$28,248	$23,270	$41,529	$86,835	$75,982	$56,833

Dividends from unaffiliated underlying funds	748	938	1,218	1,997	1,839	1,037

Total investment income	28,996	24,208	42,747	88,832	77,821	57,870

Expenses:

Administrative services fees	95	87	158	303	292	224

Custodian fees	824	890	1,260	2,406	2,180	2,124

Distribution fees:
Class A	470	353	1,014	3,145	2,771	1,284

Class C	348	176	1,953	2,488	2,013	2,531

Class R	50	51	322	830	1,157	1,232

Transfer agent fees – A, C, R and Y	435	429	945	2,588	4,340	2,691

Transfer agent fees – R5	5	6	6	5	5	6

Transfer agent fees – R6	15	17	17	16	16	17

Trustees’ and officers’ fees and benefits	19,271	19,290	19,294	19,301	19,301	19,297

Registration and filing fees	71,724	70,629	70,502	70,650	70,480	69,386

Reports to shareholders	7,208	8,474	5,677	6,433	4,525	7,837

Professional services fees	34,563	36,302	31,579	33,746	34,503	33,369

Other	8,249	7,366	7,406	8,945	9,014	9,054

Total expenses	143,257	144,070	140,133	150,856	150,597	149,052

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(141,589)	(142,610)	(135,176)	(140,847)	(141,235)	(141,231)

Net expenses	1,668	1,460	4,957	10,009	9,362	7,821

Net investment income	27,328	22,748	37,790	78,823	68,459	50,049

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	398	(3,856)	1,914	8,155	6,376	3,286

Unaffiliated underlying fund shares	1,349	1,959	4,111	7,095	4,101	1,646

Capital gain distributions from affiliated underlying fund shares	1,952	1,625	9,319	31,634	36,481	35,495

	3,699	(272)	15,344	46,884	46,958	40,427

Change in net unrealized appreciation of:
Affiliated underlying fund shares	49,338	58,148	78,863	133,732	165,658	155,068

Unaffiliated underlying fund shares	2,978	3,240	4,563	5,503	5,092	3,444

	52,316	61,388	83,426	139,235	170,750	158,512

Net realized and unrealized gain	56,015	61,116	98,770	186,119	217,708	198,939

Net increase in net assets resulting from operations	$83,343	$83,864	$136,560	$264,942	$286,167	$248,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76	Invesco Peak RetirementTM Funds

Statements of Operations–(continued)

For the year ended December 31, 2019

	Invesco Peak RetirementTM 2040 Fund	Invesco Peak RetirementTM 2045 Fund	Invesco Peak RetirementTM 2050 Fund	Invesco Peak RetirementTM 2055 Fund	Invesco Peak RetirementTM 2060 Fund	Invesco Peak RetirementTM 2065 Fund

Investment income:

Dividends from affiliated underlying funds	$41,833	$34,892	$33,298	$16,011	$20,515	$14,343

Dividends from unaffiliated underlying funds	1,049	937	1,036	542	683	535

Total investment income	42,882	35,829	34,334	16,553	21,198	14,878

Expenses:

Administrative services fees	187	168	183	90	108	87

Custodian fees	2,098	2,014	1,747	1,603	1,332	1,593

Distribution fees:
Class A	1,800	870	1,052	321	628	266

Class C	775	2,534	1,954	294	205	254

Class R	273	507	651	118	212	163

Transfer agent fees – A, C, R and Y	2,527	2,427	3,694	2,127	2,259	1,749

Transfer agent fees – R5	6	5	5	6	5	5

Transfer agent fees – R6	17	16	15	17	16	16

Trustees’ and officers’ fees and benefits	19,296	19,294	19,296	19,290	19,292	19,171

Registration and filing fees	70,342	70,315	70,324	70,281	70,291	71,232

Reports to shareholders	6,271	7,041	7,034	7,861	6,436	7,015

Professional services fees	34,556	34,289	32,546	35,881	35,295	32,314

Other	9,062	8,622	8,721	8,675	9,158	7,803

Total expenses	147,210	148,102	147,222	146,564	145,237	141,668

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(141,885)	(141,901)	(141,136)	(144,569)	(142,662)	(139,902)

Net expenses	5,325	6,201	6,086	1,995	2,575	1,766

Net investment income	37,557	29,628	28,248	14,558	18,623	13,112

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	2,681	7,411	10,400	9,102	10,622	9,291

Unaffiliated underlying fund shares	2,359	2,170	2,903	994	1,089	836

Capital gain distributions from affiliated underlying fund shares	33,112	36,010	30,916	15,287	22,370	14,282

	38,152	45,591	44,219	25,383	34,081	24,409

Change in net unrealized appreciation of:
Affiliated underlying fund shares	142,023	146,593	160,791	89,009	106,168	88,879

Unaffiliated underlying fund shares	4,311	4,332	5,744	4,529	4,395	4,596

	146,334	150,925	166,535	93,538	110,563	93,475

Net realized and unrealized gain	184,486	196,516	210,754	118,921	144,644	117,884

Net increase in net assets resulting from operations	$222,043	$226,144	$239,002	$133,479	$163,267	$130,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	Invesco Peak RetirementTM Now Fund		Invesco Peak RetirementTM 2015 Fund

	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018

Operations:

Net investment income	$27,328	$17,772	$22,748	$18,189

Net realized gain (loss)	3,699	1,441	(272)	2,724

Change in net unrealized appreciation (depreciation)	52,316	(37,289)	61,388	(45,439)

Net increase (decrease) in net assets resulting from operations	83,343	(18,076)	83,864	(24,526)

Distributions to shareholders from distributable earnings:

Class A	(9,549)	(1,414)	(6,563)	(3,348)

Class C	(1,604)	(279)	(256)	(2,941)

Class R	(401)	(324)	(348)	(269)

Class Y	(1,798)	(1,474)	(1,614)	(1,151)

Class R5	(4,495)	(3,685)	(4,035)	(2,877)

Class R6	(13,486)	(11,053)	(12,106)	(8,631)

Total distributions from distributable earnings	(31,333)	(18,229)	(24,922)	(19,217)

Share transactions–net:

Class A	439,036	41,077	47,310	129,331

Class C	80,597	10,010	(102,540)	116,056

Class R	–	10,010	–	10,010

Class Y	–	40,010	–	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	519,633	501,127	(55,230)	695,427

Net increase in net assets	571,643	464,822	3,712	651,684

Net assets:

Beginning of year	464,822	–	651,684	–

End of year	$1,036,465	$464,822	$655,396	$651,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Peak RetirementTM 2020 Fund		Invesco Peak RetirementTM 2025 Fund

	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018

Operations:

Net investment income	$37,790	$17,916	$78,823	$18,148

Net realized gain (loss)	15,344	5,110	46,884	6,091

Change in net unrealized appreciation (depreciation)	83,426	(46,959)	139,235	(57,971)

Net increase (decrease) in net assets resulting from operations	136,560	(23,933)	264,942	(33,732)

Distributions to shareholders from distributable earnings:

Class A	(22,465)	(6,075)	(77,726)	(8,046)

Class C	(7,799)	(2,306)	(14,343)	(1,667)

Class R	(12,194)	(236)	(11,974)	(208)

Class Y	(1,307)	(1,082)	(1,410)	(952)

Class R5	(3,267)	(2,706)	(2,570)	(2,379)

Class R6	(9,798)	(8,118)	(7,710)	(7,137)

Total distributions from distributable earnings	(56,830)	(20,523)	(115,733)	(20,389)

Share transactions–net:

Class A	505,172	238,570	2,905,229	395,395

Class C	171,871	120,889	575,730	95,689

Class R	415,577	10,010	565,108	10,010

Class Y	(145)	40,010	15,382	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	1,092,475	809,499	4,061,449	941,124

Net increase in net assets	1,172,205	765,043	4,210,658	887,003

Net assets:

Beginning of year	765,043	–	887,003	–

End of year	$1,937,248	$765,043	$5,097,661	$887,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Peak RetirementTM 2030 Fund		Invesco Peak RetirementTM 2035 Fund

	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018

Operations:

Net investment income	$68,459	$15,856	$50,049	$12,390

Net realized gain (loss)	46,958	7,865	40,427	7,789

Change in net unrealized appreciation (depreciation)	170,750	(72,076)	158,512	(61,733)

Net increase (decrease) in net assets resulting from operations	286,167	(48,355)	248,988	(41,554)

Distributions to shareholders from distributable earnings:

Class A	(58,554)	(7,983)	(29,330)	(2,916)

Class C	(11,264)	(155)	(12,372)	(154)

Class R	(15,836)	(178)	(16,355)	(1,243)

Class Y	(4,248)	(847)	(8,407)	(901)

Class R5	(2,815)	(2,115)	(2,662)	(2,252)

Class R6	(8,445)	(6,345)	(7,986)	(6,756)

Total distributions from distributable earnings	(101,162)	(17,623)	(77,112)	(14,222)

Share transactions–net:

Class A	1,883,840	407,532	1,086,381	139,575

Class C	548,575	11,439	478,342	84,591

Class R	602,383	34,510	731,543	69,800

Class Y	115,577	40,010	292,977	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	3,150,375	893,511	2,589,243	733,996

Net increase in net assets	3,335,380	827,533	2,761,119	678,220

Net assets:

Beginning of year	827,533	–	678,220	–

End of year	$4,162,913	$827,533	$3,439,339	$678,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Peak RetirementTM 2040 Fund		Invesco Peak RetirementTM 2045 Fund

	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018

Operations:

Net investment income	$37,557	$12,221	$29,628	$11,345

Net realized gain (loss)	38,152	11,642	45,591	11,407

Change in net unrealized appreciation (depreciation)	146,334	(73,572)	150,925	(66,767)

Net increase (decrease) in net assets resulting from operations	222,043	(49,709)	226,144	(44,015)

Distributions to shareholders from distributable earnings:

Class A	(40,842)	(4,818)	(24,105)	(3,231)

Class C	(4,078)	(123)	(15,375)	(661)

Class R	(7,976)	(172)	(8,612)	(396)

Class Y	(2,767)	(824)	(1,608)	(894)

Class R5	(3,107)	(2,059)	(3,215)	(2,234)

Class R6	(9,321)	(6,177)	(9,645)	(6,702)

Total distributions from distributable earnings	(68,091)	(14,173)	(62,560)	(14,118)

Share transactions–net:

Class A	1,180,541	298,024	726,165	155,009

Class C	163,423	10,010	496,570	71,019

Class R	289,245	10,260	291,700	37,705

Class Y	52,273	40,010	10,931	40,010

Class R5	—	100,010	—	100,010

Class R6	—	300,010	—	300,010

Net increase (decrease) in net assets resulting from share transactions	1,685,482	758,324	1,525,366	703,763

Net increase in net assets	1,839,434	694,442	1,688,950	645,630

Net assets:

Beginning of year	694,442	—	645,630	—

End of year	$2,533,876	$694,442	$2,334,580	$645,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Peak RetirementTM 2050 Fund		Invesco Peak RetirementTM 2055 Fund

	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018

Operations:

Net investment income	$28,248	$12,401	$14,558	$9,291

Net realized gain (loss)	44,219	13,310	25,383	9,012

Change in net unrealized appreciation (depreciation)	166,535	(86,318)	93,538	(63,811)

Net increase (decrease) in net assets resulting from operations	239,002	(60,607)	133,479	(45,508)

Distributions to shareholders from distributable earnings:

Class A	(26,413)	(3,979)	(13,398)	(1,160)

Class C	(7,605)	(1,823)	(1,867)	(404)

Class R	(12,288)	(779)	(1,319)	(183)

Class Y	(6,312)	(933)	(2,721)	(870)

Class R5	(3,914)	(1,802)	(4,680)	(2,175)

Class R6	(11,742)	(5,406)	(14,040)	(6,525)

Total distributions from distributable earnings	(68,274)	(14,722)	(38,025)	(11,317)

Share transactions–net:

Class A	638,042	238,824	315,510	59,528

Class C	147,206	117,011	49,888	26,308

Class R	376,856	47,647	137,788	10,010

Class Y	117,482	52,563	21,103	40,010

Class R5	–	100,106	–	100,010

Class R6	–	300,298	–	300,010

Net increase (decrease) in net assets resulting from share transactions	1,279,586	856,449	524,289	535,876

Net increase in net assets	1,450,314	781,120	619,743	479,051

Net assets:

Beginning of year	781,120	–	479,051	–

End of year	$2,231,434	$781,120	$1,098,794	$479,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2019 and 2018

	Invesco Peak RetirementTM 2060 Fund		Invesco Peak RetirementTM 2065 Fund

	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018	December 31, 2019	January 3, 2018 (commencement date) through December 31, 2018

Operations:

Net investment income	$18,623	$8,881	$13,112	$9,115

Net realized gain (loss)	34,081	9,309	24,409	(1,821)

Change in net unrealized appreciation (depreciation)	110,563	(62,820)	93,475	(64,261)

Net increase (decrease) in net assets resulting from operations	163,267	(44,630)	130,996	(56,967)

Distributions to shareholders from distributable earnings:

Class A	(19,908)	(1,057)	(7,752)	(982)

Class C	(1,349)	(193)	(1,054)	(400)

Class R	(6,141)	(201)	(2,665)	(169)

Class Y	(1,650)	(888)	(1,733)	(824)

Class R5	(4,123)	(2,219)	(4,330)	(2,059)

Class R6	(12,369)	(6,658)	(12,990)	(6,177)

Total distributions from distributable earnings	(45,540)	(11,216)	(30,524)	(10,611)

Share transactions–net:

Class A	484,787	53,106	153,710	65,675

Class C	41,093	13,554	41,477	26,288

Class R	158,293	11,229	62,294	10,010

Class Y	–	40,010	–	39,971

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	684,173	517,919	257,481	541,964

Net increase in net assets	801,900	462,073	357,953	474,386

Net assets:

Beginning of year	462,073	–	474,386	–

End of year	$1,263,973	$462,073	$832,339	$474,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83	Invesco Peak RetirementTM Funds

Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Peak RetirementTM Now Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.27	$0.40	$ 0.93	$ 1.33	$(0.37)	$(0.06)	$(0.43)	$10.17	14.50%	$486	0.37	%(f)	21.66	%(f)	3.97	%(f)	30%
Year ended 12/31/18(g)	10.00	0.34	(0.72)	(0.38)	(0.35)	–	(0.35)	9.27	(3.90)	38	0.37	(h)	52.02	(h)	3.47	(h)	4

Class C
Year ended 12/31/19	9.27	0.32	0.92	1.24	(0.29)	(0.06)	(0.35)	10.16	13.53	93	1.12	(f)	22.41	(f)	3.22	(f)	30
Year ended 12/31/18(g)	10.00	0.26	(0.71)	(0.45)	(0.28)	–	(0.28)	9.27	(4.56)	9	1.12	(h)	52.77	(h)	2.72	(h)	4

Class R
Year ended 12/31/19	9.27	0.37	0.93	1.30	(0.34)	(0.06)	(0.40)	10.17	14.21	10	0.62	(f)	21.91	(f)	3.72	(f)	30
Year ended 12/31/18(g)	10.00	0.31	(0.72)	(0.41)	(0.32)	–	(0.32)	9.27	(4.12)	9	0.62	(h)	52.27	(h)	3.22	(h)	4

Class Y
Year ended 12/31/19	9.28	0.42	0.92	1.34	(0.39)	(0.06)	(0.45)	10.17	14.66	41	0.12	(f)	21.41	(f)	4.22	(f)	30
Year ended 12/31/18(g)	10.00	0.36	(0.71)	(0.35)	(0.37)	–	(0.37)	9.28	(3.57)	37	0.12	(h)	51.77	(h)	3.72	(h)	4

Class R5
Year ended 12/31/19	9.28	0.42	0.92	1.34	(0.39)	(0.06)	(0.45)	10.17	14.66	102	0.12	(f)	21.26	(f)	4.22	(f)	30
Year ended 12/31/18(g)	10.00	0.36	(0.71)	(0.35)	(0.37)	–	(0.37)	9.28	(3.57)	93	0.12	(h)	51.22	(h)	3.72	(h)	4

Class R6
Year ended 12/31/19	9.28	0.42	0.92	1.34	(0.39)	(0.06)	(0.45)	10.17	14.66	305	0.12	(f)	21.26	(f)	4.22	(f)	30
Year ended 12/31/18(g)	10.00	0.36	(0.71)	(0.35)	(0.37)	–	(0.37)	9.28	(3.57)	278	0.12	(h)	51.22	(h)	3.72	(h)	4

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.47% and 0.44% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $188, $35, $10, $40, $99 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2015 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.35	$0.36	$ 0.98	$ 1.34	$(0.33)	$(0.06)	$(0.39)	$10.30	14.25%	$181	0.39	%(f)	23.68	%(f)	3.54	%(f)	68%
Year ended 12/31/18(g)	10.00	0.31	(0.68)	(0.37)	(0.28)	–	(0.28)	9.35	(3.73)	121	0.38	(h)	45.25	(h)	3.11	(h)	5

Class C
Year ended 12/31/19	9.30	0.27	0.97	1.24	(0.20)	(0.06)	(0.26)	10.28	13.29	10	1.14	(f)	24.43	(f)	2.79	(f)	68
Year ended 12/31/18(g)	10.00	0.23	(0.67)	(0.44)	(0.26)	–	(0.26)	9.30	(4.42)	109	1.13	(h)	46.00	(h)	2.36	(h)	5

Class R
Year ended 12/31/19	9.34	0.33	0.96	1.29	(0.29)	(0.06)	(0.35)	10.28	13.78	10	0.64	(f)	23.93	(f)	3.29	(f)	68
Year ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.27)	–	(0.27)	9.34	(3.90)	9	0.63	(h)	45.50	(h)	2.86	(h)	5

Class Y
Year ended 12/31/19	9.37	0.38	0.97	1.35	(0.35)	(0.06)	(0.41)	10.31	14.35	41	0.14	(f)	23.43	(f)	3.79	(f)	68
Year ended 12/31/18(g)	10.00	0.33	(0.67)	(0.34)	(0.29)	–	(0.29)	9.37	(3.41)	37	0.13	(h)	45.00	(h)	3.36	(h)	5

Class R5
Year ended 12/31/19	9.37	0.38	0.97	1.35	(0.35)	(0.06)	(0.41)	10.31	14.35	103	0.14	(f)	23.23	(f)	3.79	(f)	68
Year ended 12/31/18(g)	10.00	0.33	(0.67)	(0.34)	(0.29)	–	(0.29)	9.37	(3.41)	94	0.13	(h)	44.65	(h)	3.36	(h)	5

Class R6
Year ended 12/31/19	9.37	0.38	0.97	1.35	(0.35)	(0.06)	(0.41)	10.31	14.35	309	0.14	(f)	23.23	(f)	3.79	(f)	68
Year ended 12/31/18(g)	10.00	0.33	(0.67)	(0.34)	(0.29)	–	(0.29)	9.37	(3.41)	281	0.13	(h)	44.65	(h)	3.36	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.46% and 0.41% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $141, $18, $10, $41, $102 and $305 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2020 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.39	$0.36	$ 0.92	$ 1.28	$(0.23)	$(0.09)	$(0.32)	$10.35	13.59%	$757	0.40	%(f)	12.58	%(f)	3.44	%(f)	49%
Year ended 12/31/18(g)	10.00	0.27	(0.62)	(0.35)	(0.25)	(0.01)	(0.26)	9.39	(3.52)	227	0.40	(h)	40.02	(h)	2.74	(h)	5

Class C
Year ended 12/31/19	9.38	0.27	0.92	1.19	(0.18)	(0.09)	(0.27)	10.30	12.74	302	1.15	(f)	13.33	(f)	2.69	(f)	49
Year ended 12/31/18(g)	10.00	0.19	(0.62)	(0.43)	(0.18)	(0.01)	(0.19)	9.38	(4.27)	115	1.15	(h)	40.77	(h)	1.99	(h)	5

Class R
Year ended 12/31/19	9.39	0.33	0.92	1.25	(0.22)	(0.09)	(0.31)	10.33	13.29	421	0.65	(f)	12.83	(f)	3.19	(f)	49
Year ended 12/31/18(g)	10.00	0.25	(0.62)	(0.37)	(0.23)	(0.01)	(0.24)	9.39	(3.75)	9	0.65	(h)	40.27	(h)	2.49	(h)	5

Class Y
Year ended 12/31/19	9.41	0.38	0.92	1.30	(0.24)	(0.09)	(0.33)	10.38	13.79	42	0.15	(f)	12.33	(f)	3.69	(f)	49
Year ended 12/31/18(g)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	38	0.15	(h)	39.77	(h)	2.99	(h)	5

Class R5
Year ended 12/31/19	9.41	0.38	0.92	1.30	(0.24)	(0.09)	(0.33)	10.38	13.79	104	0.15	(f)	12.21	(f)	3.69	(f)	49
Year ended 12/31/18(g)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	94	0.15	(h)	39.51	(h)	2.99	(h)	5

Class R6
Year ended 12/31/19	9.41	0.38	0.92	1.30	(0.24)	(0.09)	(0.33)	10.38	13.79	311	0.15	(f)	12.21	(f)	3.69	(f)	49
Year ended 12/31/18(g)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	282	0.15	(h)	39.51	(h)	2.99	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.44% and 0.41% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $406, $195, $64, $41, $102 and $305 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2025 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.35	$0.39	$ 0.97	$ 1.36	$(0.19)	$(0.06)	$(0.25)	$10.46	14.53%	$3,358	0.42	%(f)	7.05	%(f)	3.75	%(f)	42%
Year ended 12/31/18(g)	10.00	0.25	(0.68)	(0.43)	(0.22)	–	(0.22)	9.35	(4.24)	375	0.40	(h)	37.07	(h)	2.55	(h)	10

Class C
Year ended 12/31/19	9.33	0.31	0.95	1.26	(0.16)	(0.06)	(0.22)	10.37	13.56	680	1.17	(f)	7.80	(f)	3.00	(f)	42
Year ended 12/31/18(g)	10.00	0.18	(0.67)	(0.49)	(0.18)	–	(0.18)	9.33	(4.92)	91	1.15	(h)	37.82	(h)	1.80	(h)	10

Class R
Year ended 12/31/19	9.35	0.36	0.97	1.33	(0.18)	(0.06)	(0.24)	10.44	14.24	582	0.67	(f)	7.30	(f)	3.50	(f)	42
Year ended 12/31/18(g)	10.00	0.23	(0.67)	(0.44)	(0.21)	–	(0.21)	9.35	(4.41)	9	0.65	(h)	37.32	(h)	2.30	(h)	10

Class Y
Year ended 12/31/19	9.37	0.42	0.96	1.38	(0.20)	(0.06)	(0.26)	10.49	14.70	58	0.17	(f)	6.80	(f)	4.00	(f)	42
Year ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.24)	–	(0.24)	9.37	(3.91)	37	0.15	(h)	36.82	(h)	2.80	(h)	10

Class R5
Year ended 12/31/19	9.37	0.42	0.96	1.38	(0.20)	(0.06)	(0.26)	10.49	14.70	105	0.17	(f)	6.66	(f)	4.00	(f)	42
Year ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.24)	–	(0.24)	9.37	(3.91)	94	0.15	(h)	36.55	(h)	2.80	(h)	10

Class R6
Year ended 12/31/19	9.37	0.42	0.96	1.38	(0.20)	(0.06)	(0.26)	10.49	14.70	315	0.17	(f)	6.66	(f)	4.00	(f)	42
Year ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.24)	–	(0.24)	9.37	(3.91)	281	0.15	(h)	36.55	(h)	2.80	(h)	10

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.45% and 0.39% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $1,258, $249, $166, $52, $102 and $306 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2030 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.25	$0.35	$ 1.18	$ 1.53	$(0.21)	$(0.06)	$(0.27)	$10.51	16.55%	$2,357	0.42	%(f)	7.35	%(f)	3.37	%(f)	37%
Year ended 12/31/18(g)	10.00	0.23	(0.78)	(0.55)	(0.20)	–	(0.20)	9.25	(5.47)	375	0.40	(h)	41.47	(h)	2.40	(h)	5

Class C
Year ended 12/31/19	9.24	0.27	1.17	1.44	(0.18)	(0.06)	(0.24)	10.44	15.62	571	1.17	(f)	8.10	(f)	2.62	(f)	37
Year ended 12/31/18(g)	10.00	0.16	(0.79)	(0.63)	(0.13)	–	(0.13)	9.24	(6.24)	11	1.15	(h)	42.22	(h)	1.65	(h)	5

Class R
Year ended 12/31/19	9.25	0.32	1.17	1.49	(0.20)	(0.06)	(0.26)	10.48	16.14	651	0.67	(f)	7.60	(f)	3.12	(f)	37
Year ended 12/31/18(g)	10.00	0.21	(0.78)	(0.57)	(0.18)	–	(0.18)	9.25	(5.71)	34	0.65	(h)	41.72	(h)	2.15	(h)	5

Class Y
Year ended 12/31/19	9.26	0.37	1.19	1.56	(0.22)	(0.06)	(0.28)	10.54	16.87	162	0.17	(f)	7.10	(f)	3.62	(f)	37
Year ended 12/31/18(g)	10.00	0.26	(0.79)	(0.53)	(0.21)	–	(0.21)	9.26	(5.28)	37	0.15	(h)	41.22	(h)	2.65	(h)	5

Class R5
Year ended 12/31/19	9.26	0.37	1.19	1.56	(0.22)	(0.06)	(0.28)	10.54	16.87	105	0.17	(f)	6.84	(f)	3.62	(f)	37
Year ended 12/31/18(g)	10.00	0.26	(0.79)	(0.53)	(0.21)	–	(0.21)	9.26	(5.28)	93	0.15	(h)	40.89	(h)	2.65	(h)	5

Class R6
Year ended 12/31/19	9.26	0.37	1.19	1.56	(0.22)	(0.06)	(0.28)	10.54	16.87	316	0.17	(f)	6.84	(f)	3.62	(f)	37
Year ended 12/31/18(g)	10.00	0.26	(0.79)	(0.53)	(0.21)	–	(0.21)	9.26	(5.28)	278	0.15	(h)	40.89	(h)	2.65	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.45% and 0.39% for the year ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $1,108, $201, $231, $106, $102 and $305 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g) Commencement date of January 3, 2018.

(h) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2035 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.12	$0.33	$ 1.33	$ 1.66	$(0.18)	$(0.07)	$(0.25)	$10.53	18.28%	$1,264	0.43	%(f)	9.46	%(f)	3.24	%(f)	34%
Year ended 12/31/18(g)	10.00	0.21	(0.87)	(0.66)	(0.21)	(0.01)	(0.22)	9.12	(6.66)	127	0.41	(h)	47.00	(h)	2.09	(h)	6

Class C
Year ended 12/31/19	9.11	0.25	1.33	1.58	(0.16)	(0.07)	(0.23)	10.46	17.32	588	1.18	(f)	10.21	(f)	2.49	(f)	34
Year ended 12/31/18(g)	10.00	0.13	(0.86)	(0.73)	(0.15)	(0.01)	(0.16)	9.11	(7.35)	84	1.16	(h)	47.75	(h)	1.34	(h)	6

Class R
Year ended 12/31/19	9.11	0.31	1.33	1.64	(0.18)	(0.07)	(0.25)	10.50	17.98	824	0.68	(f)	9.71	(f)	2.99	(f)	34
Year ended 12/31/18(g)	10.00	0.18	(0.86)	(0.68)	(0.20)	(0.01)	(0.21)	9.11	(6.86)	65	0.66	(h)	47.25	(h)	1.84	(h)	6

Class Y
Year ended 12/31/19	9.14	0.36	1.32	1.68	(0.19)	(0.07)	(0.26)	10.56	18.45	341	0.18	(f)	9.21	(f)	3.49	(f)	34
Year ended 12/31/18(g)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	37	0.16	(h)	46.75	(h)	2.34	(h)	6

Class R5
Year ended 12/31/19	9.14	0.35	1.33	1.68	(0.19)	(0.07)	(0.26)	10.56	18.45	106	0.18	(f)	8.98	(f)	3.49	(f)	34
Year ended 12/31/18(g)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	91	0.16	(h)	46.29	(h)	2.34	(h)	6

Class R6
Year ended 12/31/19	9.13	0.35	1.34	1.69	(0.19)	(0.07)	(0.26)	10.56	18.58	317	0.18	(f)	8.98	(f)	3.49	(f)	34
Year ended 12/31/18(g)	10.00	0.23	(0.87)	(0.64)	(0.22)	(0.01)	(0.23)	9.13	(6.44)	274	0.16	(h)	46.29	(h)	2.34	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.44% and 0.38% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $514, $253, $246, $157, $101 and $304 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2040 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.03	$0.29	$ 1.48	$ 1.77	$(0.19)	$(0.11)	$(0.30)	$10.50	19.61%	$1,538	0.44	%(f)	11.33	%(f)	2.83	%(f)	51%
Year ended 12/31/18(g)	10.00	0.20	(0.97)	(0.77)	(0.19)	(0.01)	(0.20)	9.03	(7.72)	278	0.40	(h)	47.00	(h)	2.06	(h)	5

Class C
Year ended 12/31/19	9.03	0.21	1.48	1.69	(0.16)	(0.11)	(0.27)	10.45	18.73	179	1.19	(f)	12.08	(f)	2.08	(f)	51
Year ended 12/31/18(g)	10.00	0.13	(0.98)	(0.85)	(0.11)	(0.01)	(0.12)	9.03	(8.47)	9	1.15	(h)	47.75	(h)	1.31	(h)	5

Class R
Year ended 12/31/19	9.03	0.27	1.47	1.74	(0.18)	(0.11)	(0.29)	10.48	19.32	301	0.69	(f)	11.58	(f)	2.58	(f)	51
Year ended 12/31/18(g)	10.00	0.18	(0.98)	(0.80)	(0.16)	(0.01)	(0.17)	9.03	(7.97)	9	0.65	(h)	47.25	(h)	1.81	(h)	5

Class Y
Year ended 12/31/19	9.05	0.31	1.49	1.80	(0.20)	(0.11)	(0.31)	10.54	19.90	95	0.19	(f)	11.08	(f)	3.08	(f)	51
Year ended 12/31/18(g)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	36	0.15	(h)	46.75	(h)	2.31	(h)	5

Class R5
Year ended 12/31/19	9.05	0.31	1.49	1.80	(0.20)	(0.11)	(0.31)	10.54	19.90	105	0.19	(f)	10.81	(f)	3.08	(f)	51
Year ended 12/31/18(g)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	90	0.15	(h)	46.29	(h)	2.31	(h)	5

Class R6
Year ended 12/31/19	9.05	0.31	1.49	1.80	(0.20)	(0.11)	(0.31)	10.54	19.90	316	0.19	(f)	10.81	(f)	3.08	(f)	51
Year ended 12/31/18(g)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	271	0.15	(h)	46.29	(h)	2.31	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.43% and 0.36% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $720, $77, $55, $57, $101 and $303 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.

(h) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2045 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.00	$0.27	$ 1.69	$ 1.96	$(0.18)	$(0.13)	$(0.31)	$10.65	21.81%	$915	0.45	%(f)	12.89	%(f)	2.66	%(f)	45%
Year ended 12/31/18(g)	10.00	0.18	(0.97)	(0.79)	(0.19)	(0.02)	(0.21)	9.00	(7.90)	142	0.41	(h)	44.98	(h)	1.84	(h)	3

Class C
Year ended 12/31/19	8.94	0.20	1.67	1.87	(0.15)	(0.13)	(0.28)	10.53	20.95	599	1.20	(f)	13.64	(f)	1.91	(f)	45
Year ended 12/31/18(g)	10.00	0.11	(0.99)	(0.88)	(0.16)	(0.02)	(0.18)	8.94	(8.73)	70	1.16	(h)	45.73	(h)	1.09	(h)	3

Class R
Year ended 12/31/19	8.99	0.25	1.67	1.92	(0.17)	(0.13)	(0.30)	10.61	21.39	340	0.70	(f)	13.14	(f)	2.41	(f)	45
Year ended 12/31/18(g)	10.00	0.16	(0.97)	(0.81)	(0.18)	(0.02)	(0.20)	8.99	(8.09)	37	0.66	(h)	45.23	(h)	1.59	(h)	3

Class Y
Year ended 12/31/19	9.01	0.30	1.68	1.98	(0.19)	(0.13)	(0.32)	10.67	22.00	54	0.20	(f)	12.64	(f)	2.91	(f)	45
Year ended 12/31/18(g)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	36	0.16	(h)	44.73	(h)	2.09	(h)	3

Class R5
Year ended 12/31/19	9.01	0.30	1.68	1.98	(0.19)	(0.13)	(0.32)	10.67	22.00	107	0.20	(f)	12.32	(f)	2.91	(f)	45
Year ended 12/31/18(g)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	90	0.16	(h)	44.37	(h)	2.09	(h)	3

Class R6
Year ended 12/31/19	9.01	0.30	1.68	1.98	(0.19)	(0.13)	(0.32)	10.67	22.00	320	0.20	(f)	12.32	(f)	2.91	(f)	45
Year ended 12/31/18(g)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	270	0.16	(h)	44.37	(h)	2.09	(h)	3

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.42% and 0.35% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $348, $253, $101, $42, $102 and $305 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.

(h) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2050 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.02	$0.23	$ 1.84	$ 2.07	$(0.19)	$(0.19)	$(0.38)	$10.71	22.93%	$913	0.44	%(f)	11.49	%(f)	2.22	%(f)	59%
Year ended 12/31/18(g)	10.00	0.20	(1.01)	(0.81)	(0.16)	(0.01)	(0.17)	9.02	(8.04)	222	0.40	(h)	45.97	(h)	2.07	(h)	10

Class C
Year ended 12/31/19	8.96	0.15	1.83	1.98	(0.13)	(0.19)	(0.32)	10.62	22.15	277	1.19	(f)	12.24	(f)	1.47	(f)	59
Year ended 12/31/18(g)	10.00	0.13	(1.01)	(0.88)	(0.15)	(0.01)	(0.16)	8.96	(8.82)	108	1.15	(h)	46.72	(h)	1.32	(h)	10

Class R
Year ended 12/31/19	9.00	0.20	1.82	2.02	(0.17)	(0.19)	(0.36)	10.66	22.50	433	0.69	(f)	11.74	(f)	1.97	(f)	59
Year ended 12/31/18(g)	10.00	0.18	(1.01)	(0.83)	(0.16)	(0.01)	(0.17)	9.00	(8.32)	43	0.65	(h)	46.22	(h)	1.82	(h)	10

Class Y
Year ended 12/31/19	9.03	0.25	1.85	2.10	(0.20)	(0.19)	(0.39)	10.74	23.28	178	0.19	(f)	11.24	(f)	2.47	(f)	59
Year ended 12/31/18(g)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	47	0.15	(h)	45.72	(h)	2.32	(h)	10

Class R5
Year ended 12/31/19	9.03	0.25	1.85	2.10	(0.20)	(0.19)	(0.39)	10.74	23.28	107	0.19	(f)	10.83	(f)	2.47	(f)	59
Year ended 12/31/18(g)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	90	0.15	(h)	45.18	(h)	2.32	(h)	10

Class R6
Year ended 12/31/19	9.03	0.25	1.85	2.10	(0.20)	(0.19)	(0.39)	10.74	23.28	322	0.19	(f)	10.83	(f)	2.47	(f)	59
Year ended 12/31/18(g)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	271	0.15	(h)	45.18	(h)	2.32	(h)	10

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.41% and 0.36% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $421, $195, $130, $136, $103 and $307 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2055 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 8.94	$0.22	$ 1.91	$ 2.13	$(0.20)	$(0.25)	$(0.45)	$10.62	23.92%	$382	0.45	%(f)	23.79	%(f)	2.15	%(f)	54%
Year ended 12/31/18(g)	10.00	0.16	(1.02)	(0.86)	(0.19)	(0.01)	(0.20)	8.94	(8.59)	53	0.42	(h)	49.71	(h)	1.63	(h)	6

Class C
Year ended 12/31/19	8.90	0.14	1.92	2.06	(0.16)	(0.25)	(0.41)	10.55	23.17	78	1.20	(f)	24.54	(f)	1.40	(f)	54
Year ended 12/31/18(g)	10.00	0.09	(1.03)	(0.94)	(0.15)	(0.01)	(0.16)	8.90	(9.40)	23	1.17	(h)	50.46	(h)	0.88	(h)	6

Class R
Year ended 12/31/19	8.93	0.20	1.89	2.09	(0.19)	(0.25)	(0.44)	10.58	23.43	149	0.70	(f)	24.04	(f)	1.90	(f)	54
Year ended 12/31/18(g)	10.00	0.14	(1.03)	(0.89)	(0.17)	(0.01)	(0.18)	8.93	(8.86)	9	0.67	(h)	49.96	(h)	1.38	(h)	6

Class Y
Year ended 12/31/19	8.94	0.25	1.91	2.16	(0.21)	(0.25)	(0.46)	10.64	24.26	64	0.20	(f)	23.54	(f)	2.40	(f)	54
Year ended 12/31/18(g)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	36	0.17	(h)	49.46	(h)	1.88	(h)	6

Class R5
Year ended 12/31/19	8.94	0.25	1.91	2.16	(0.21)	(0.25)	(0.46)	10.64	24.26	106	0.20	(f)	22.61	(f)	2.40	(f)	54
Year ended 12/31/18(g)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	89	0.17	(h)	48.81	(h)	1.88	(h)	6

Class R6
Year ended 12/31/19	8.94	0.25	1.91	2.16	(0.21)	(0.25)	(0.46)	10.64	24.26	319	0.20	(f)	22.61	(f)	2.40	(f)	54
Year ended 12/31/18(g)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	268	0.17	(h)	48.81	(h)	1.88	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.40% and 0.35% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $128, $29, $24, $46, $102 and $306 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2060 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted) (d)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 8.91	$0.24	$ 1.97	$ 2.21	$(0.18)	$(0.22)	$(0.40)	$10.72	24.84%	$562	0.45	%(f)	19.50	%(f)	2.33	%(f)	50%
Year ended 12/31/18(g)	10.00	0.16	(1.05)	(0.89)	(0.18)	(0.02)	(0.20)	8.91	(8.87)	48	0.42	(h)	51.11	(h)	1.57	(h)	6

Class C
Year ended 12/31/19	8.89	0.16	1.97	2.13	(0.15)	(0.22)	(0.37)	10.65	23.97	56	1.20	(f)	20.25	(f)	1.58	(f)	50
Year ended 12/31/18(g)	10.00	0.08	(1.05)	(0.97)	(0.12)	(0.02)	(0.14)	8.89	(9.66)	12	1.17	(h)	51.86	(h)	0.82	(h)	6

Class R
Year ended 12/31/19	8.90	0.22	1.96	2.18	(0.17)	(0.22)	(0.39)	10.69	24.57	173	0.70	(f)	19.75	(f)	2.08	(f)	50
Year ended 12/31/18(g)	10.00	0.13	(1.05)	(0.92)	(0.16)	(0.02)	(0.18)	8.90	(9.18)	10	0.67	(h)	51.36	(h)	1.32	(h)	6

Class Y
Year ended 12/31/19	8.91	0.26	1.98	2.24	(0.19)	(0.22)	(0.41)	10.74	25.17	43	0.20	(f)	19.25	(f)	2.58	(f)	50
Year ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	36	0.17	(h)	50.86	(h)	1.82	(h)	6

Class R5
Year ended 12/31/19	8.91	0.26	1.98	2.24	(0.19)	(0.22)	(0.41)	10.74	25.17	107	0.20	(f)	18.62	(f)	2.58	(f)	50
Year ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	89	0.17	(h)	50.20	(h)	1.82	(h)	6

Class R6
Year ended 12/31/19	8.91	0.26	1.98	2.24	(0.19)	(0.22)	(0.41)	10.74	25.17	322	0.20	(f)	18.62	(f)	2.58	(f)	50
Year ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	267	0.17	(h)	50.20	(h)	1.82	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.40% and 0.35% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $251, $20, $42, $41, $102 and $306 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak RetirementTM 2065 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/19	$ 9.00	$0.21	$ 2.00	$ 2.21	$(0.19)	$(0.23)	$(0.42)	$10.79	24.56%	$216	0.43	%(f)	23.83	%(f)	2.00	%(f)	49%
Year ended 12/31/18(g)	10.00	0.16	(0.98)	(0.82)	(0.18)	–	(0.18)	9.00	(8.15)	49	0.42	(h)	48.89	(h)	1.56	(h)	165

Class C
Year ended 12/31/19	8.88	0.13	1.95	2.08	(0.13)	(0.23)	(0.36)	10.60	23.46	71	1.18	(f)	24.58	(f)	1.25	(f)	49
Year ended 12/31/18(g)	10.00	0.08	(1.05)	(0.97)	(0.15)	–	(0.15)	8.88	(9.69)	24	1.17	(h)	49.64	(h)	0.81	(h)	165

Class R
Year ended 12/31/19	8.90	0.18	1.98	2.16	(0.18)	(0.23)	(0.41)	10.65	24.23	75	0.68	(f)	24.08	(f)	1.75	(f)	49
Year ended 12/31/18(g)	10.00	0.13	(1.06)	(0.93)	(0.17)	–	(0.17)	8.90	(9.29)	9	0.67	(h)	49.14	(h)	1.31	(h)	165

Class Y
Year ended 12/31/19	8.92	0.23	1.98	2.21	(0.20)	(0.23)	(0.43)	10.70	24.82	43	0.18	(f)	23.58	(f)	2.25	(f)	49
Year ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.21)	–	(0.21)	8.92	(8.72)	36	0.17	(h)	48.64	(h)	1.81	(h)	165

Class R5
Year ended 12/31/19	8.92	0.23	1.98	2.21	(0.20)	(0.23)	(0.43)	10.70	24.82	107	0.18	(f)	22.73	(f)	2.25	(f)	49
Year ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.21)	–	(0.21)	8.92	(8.72)	89	0.17	(h)	48.08	(h)	1.81	(h)	165

Class R6
Year ended 12/31/19	8.92	0.23	1.98	2.21	(0.20)	(0.23)	(0.43)	10.70	24.82	321	0.18	(f)	22.73	(f)	2.25	(f)	49
Year ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.21)	–	(0.21)	8.92	(8.72)	268	0.17	(h)	48.08	(h)	1.81	(h)	165

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.39% and 0.38% for the years ended December 31, 2019 and December 31, 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $106, $25, $33, $41, $102 and $306 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95	Invesco Peak RetirementTM Funds

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or each class will be voted on exclusively by the shareholders of each Fund or each class.

The investment objective of each Fund is total return over time, consistent with its strategic target allocation.

Each Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco Capital Management (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the

96	Invesco Peak RetirementTM Funds

event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Peak Retirement™ Now Fund generally declares and pays dividends from net investment income, if any, monthly. Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund

97	Invesco Peak RetirementTM Funds

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Other Risks - Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Funds based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2021, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class C	Class R	Class Y	Class R5	Class R6	Acquired Fund Fees and Expenses
Invesco Peak Retirement™ Now Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.44%
Invesco Peak Retirement™ 2015 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2020 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2025 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%
Invesco Peak Retirement™ 2030 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%
Invesco Peak Retirement™ 2035 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.38%
Invesco Peak Retirement™ 2040 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.36%
Invesco Peak Retirement™ 2045 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.35%
Invesco Peak Retirement™ 2050 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.36%
Invesco Peak Retirement™ 2055 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.35%
Invesco Peak Retirement™ 2060 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.35%
Invesco Peak Retirement™ 2065 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.38%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2021. During its term, each fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

98	Invesco Peak RetirementTM Funds

For the year ended December 31, 2019, the Adviser reimbursed the following expenses:

	Fund Level	Class A	Class C	Class R	Class Y	Class R5	Class R6
Invesco Peak Retirement™ Now Fund	$141,133	$ 301	$ 56	$ 16	$ 63	$5	$15
Invesco Peak Retirement™ 2015 Fund	142,159	283	35	20	82	6	16
Invesco Peak Retirement™ 2020 Fund	134,208	531	255	84	54	6	17
Invesco Peak Retirement™ 2025 Fund	138,238	1,845	365	244	76	5	16
Invesco Peak Retirement™ 2030 Fund	136,875	2,858	519	597	274	5	16
Invesco Peak Retirement™ 2035 Fund	138,517	1,155	569	554	352	5	17
Invesco Peak Retirement™ 2040 Fund	139,336	1,950	210	148	154	6	16
Invesco Peak Retirement™ 2045 Fund	139,453	1,107	806	322	134	5	17
Invesco Peak Retirement™ 2050 Fund	137,421	1,719	798	532	553	5	16
Invesco Peak Retirement™ 2055 Fund	142,420	1,170	268	214	420	6	16
Invesco Peak Retirement™ 2060 Fund	140,382	1,555	127	262	253	5	16
Invesco Peak Retirement™ 2065 Fund	138,132	884	211	271	339	5	16

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of each Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Funds that IDI retained the following front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges Class A	Contingent Deferred Sales Charges
		ClassA	ClassC
Invesco Peak Retirement™ Now Fund	$ 3	$ 0	$ 0
Invesco Peak Retirement™ 2015 Fund	3	0	0
Invesco Peak Retirement™ 2020 Fund	192	0	0
Invesco Peak Retirement™ 2025 Fund	5,306	0	87
Invesco Peak Retirement™ 2030 Fund	3,634	0	3
Invesco Peak Retirement™ 2035 Fund	4,346	0	618
Invesco Peak Retirement™ 2040 Fund	5,220	0	0
Invesco Peak Retirement™ 2045 Fund	1,995	0	0
Invesco Peak Retirement™ 2050 Fund	2,544	0	522
Invesco Peak Retirement™ 2055 Fund	1,436	18	0
Invesco Peak Retirement™ 2060 Fund	2,120	0	0
Invesco Peak Retirement™ 2065 Fund	567	0	34

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods,

99	Invesco Peak RetirementTM Funds

giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Peak Retirement™ Now Fund	$ 0
Invesco Peak Retirement™ 2015 Fund	9
Invesco Peak Retirement™ 2020 Fund	21
Invesco Peak Retirement™ 2025 Fund	58
Invesco Peak Retirement™ 2030 Fund	91
Invesco Peak Retirement™ 2035 Fund	62
Invesco Peak Retirement™ 2040 Fund	65
Invesco Peak Retirement™ 2045 Fund	57
Invesco Peak Retirement™ 2050 Fund	92
Invesco Peak Retirement™ 2055 Fund	55
Invesco Peak Retirement™ 2060 Fund	62
Invesco Peak Retirement™ 2065 Fund	44

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plans represent unsecured claims against the general assets of the Funds.

NOTE 6–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

100	Invesco Peak RetirementTM Funds

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	December 31, 2019			December 31, 2018
	Ordinary income	Long-term capital gains	Total distributions	Ordinary Income	Long-Term Capital Gains	Total distributions
Invesco Peak Retirement™ Now Fund	$26,829	$ 4,504	$ 31,333	$18,229	$ –	$18,229
Invesco Peak Retirement™ 2015 Fund	21,684	3,238	24,922	19,217	–	19,217
Invesco Peak Retirement™ 2020 Fund	45,603	11,227	56,830	20,523	–	20,523
Invesco Peak Retirement™ 2025 Fund	95,165	20,568	115,733	20,389	–	20,389
Invesco Peak Retirement™ 2030 Fund	84,731	16,431	101,162	17,623	–	17,623
Invesco Peak Retirement™ 2035 Fund	62,848	14,264	77,112	14,222	–	14,222
Invesco Peak Retirement™ 2040 Fund	50,962	17,129	68,091	14,173	–	14,173
Invesco Peak Retirement™ 2045 Fund	42,414	20,146	62,560	14,118	–	14,118
Invesco Peak Retirement™ 2050 Fund	45,412	22,862	68,274	14,722	–	14,722
Invesco Peak Retirement™ 2055 Fund	18,917	19,108	38,025	11,174	143	11,317
Invesco Peak Retirement™ 2060 Fund	25,315	20,225	45,540	11,216	–	11,216
Invesco Peak Retirement™ 2065 Fund	15,520	15,004	30,524	10,611	–	10,611

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net unrealized Appreciation Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Post-October Deferrals	Shares of Beneficial Interest	Total Net Assets
Invesco Peak Retirement™ Now Fund	$3,124	$ 1,297	$13,616	$(1,668)	$–	$–	$1,020,096	$1,036,465
Invesco Peak Retirement™ 2015 Fund	3,340	–	14,642	(1,465)	–	–	638,879	655,396
Invesco Peak Retirement™ 2020 Fund	406	8,285	30,664	(1,782)	–	–	1,899,675	1,937,248
Invesco Peak Retirement™ 2025 Fund	–	26,093	72,941	(1,787)	–	–	5,000,414	5,097,661
Invesco Peak Retirement™ 2030 Fund	–	29,432	92,878	(1,786)	–	–	4,042,389	4,162,913
Invesco Peak Retirement™ 2035 Fund	–	29,463	89,712	(1,784)	–	–	3,321,948	3,439,339
Invesco Peak Retirement™ 2040 Fund	–	31,113	61,931	(1,783)	–	–	2,442,615	2,533,876
Invesco Peak Retirement™ 2045 Fund	–	31,551	77,021	(1,788)	–	–	2,227,796	2,334,580
Invesco Peak Retirement™ 2050 Fund	–	28,750	69,856	(1,793)	–	–	2,134,621	2,231,434
Invesco Peak Retirement™ 2055 Fund	209	14,905	26,474	(1,780)	–	–	1,058,986	1,098,794
Invesco Peak Retirement™ 2060 Fund	–	20,875	43,911	(1,784)	–	–	1,200,971	1,263,973
Invesco Peak Retirement™ 2065 Fund	1,856	11,837	22,176	(1,768)	–	–	798,238	832,339

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds do not have a capital loss carryforward as of December 31, 2019.

101	Invesco Peak RetirementTM Funds

NOTE 8–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2019
	For the year ended December 31, 2019*		Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Peak Retirement™ Now Fund	$ 677,720	$192,479	$1,030,566	$ 16,189	$ (2,573)	$13,616
Invesco Peak Retirement™ 2015 Fund	396,493	451,576	640,978	16,127	(1,485)	14,642
Invesco Peak Retirement™ 2020 Fund	1,553,311	528,694	1,908,419	38,586	(7,922)	30,664
Invesco Peak Retirement™ 2025 Fund	4,917,644	889,418	5,027,059	92,220	(19,279)	72,941
Invesco Peak Retirement™ 2030 Fund	3,911,817	764,816	4,104,690	110,007	(17,129)	92,878
Invesco Peak Retirement™ 2035 Fund	3,095,095	538,734	3,350,715	102,547	(12,835)	89,712
Invesco Peak Retirement™ 2040 Fund	2,363,821	684,853	2,533,001	71,533	(9,602)	61,931
Invesco Peak Retirement™ 2045 Fund	2,015,725	519,186	2,250,009	85,226	(8,205)	77,021
Invesco Peak Retirement™ 2050 Fund	1,887,906	759,770	2,048,445	73,762	(3,906)	69,856
Invesco Peak Retirement™ 2055 Fund	864,230	349,789	1,111,280	31,168	(4,694)	26,474
Invesco Peak Retirement™ 2060 Fund	1,060,193	383,851	1,225,052	47,762	(3,851)	43,911
Invesco Peak Retirement™ 2065 Fund	526,586	294,478	817,922	26,511	(4,335)	22,176

*	Excludes U.S. Treasury obligations and money market funds, if any.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investments distributions and distributions, on December 31, 2019, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Peak Retirement™ Now Fund	$ (451)	$ 289	$162
Invesco Peak Retirement™ 2015 Fund	(242)	242	–
Invesco Peak Retirement™ 2020 Fund	869	(869)	–
Invesco Peak Retirement™ 2025 Fund	5,441	(5,441)	–
Invesco Peak Retirement™ 2030 Fund	6,771	(6,771)	–
Invesco Peak Retirement™ 2035 Fund	3,283	(3,283)	–
Invesco Peak Retirement™ 2040 Fund	3,510	(3,510)	–
Invesco Peak Retirement™ 2045 Fund	4,314	(4,314)	–
Invesco Peak Retirement™ 2050 Fund	2,514	(2,514)	–
Invesco Peak Retirement™ 2055 Fund	916	(916)	–
Invesco Peak Retirement™ 2060 Fund	37	(37)	–
Invesco Peak Retirement™ 2065 Fund	705	(705)	–

102	Invesco Peak RetirementTM Funds

NOTE 10–Share Information

Invesco Peak Retirement™ Now Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	43,496	$437,011	4,109	$ 41,060
Class C	8,787	87,410	1,001	10,010
Class R	-	-	1,001	10,010
Class Y	-	-	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	698	7,028	3	29
Class C	117	1,187	-	-

Reacquired:
Class A	(499)	(5,003)	(1)	(12)
Class C	(800)	(8,000)	-	-
Net increase in share activity	51,799	$519,633	50,116	$501,127

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 63% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2015 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	9,247	$ 97,438	12,809	$128,264
Class C	-	-	12,767	126,373
Class R	-	-	1,001	10,010
Class Y	-	-	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	490	5,036	241	2,243
Class C	-	-	289	2,683

Automatic conversion of Class C shares to Class A shares:
Class A	10,659	102,540	-	-
Class C	(10,726)	(102,540)	-	-

Reacquired:
Class A	(15,739)	(157,704)	(118)	(1,176)
Class C	-	-	(1,329)	(13,000)
Net increase (decrease) in share activity	(6,069)	$ (55,230)	69,663	$695,427

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 92% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

103	Invesco Peak RetirementTM Funds

NOTE 10–Share Information–(continued)

Invesco Peak Retirement™ 2020 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	56,674	$ 576,504	24,085	$237,988
Class C	17,692	178,060	11,991	118,776
Class R	39,241	409,741	1,001	10,010
Class Y	1,804	18,456	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	2,052	21,201	540	5,047
Class C	731	7,524	226	2,113
Class R	1,153	11,886	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	178	1,713	-	-
Class C	(178)	(1,713)	-	-

Reacquired:
Class A	(9,879)	(94,246)	(447)	(4,465)
Class C	(1,174)	(12,000)	-	-
Class R	(585)	(6,050)	-	-
Class Y	(1,804)	(18,601)	-	-
Net increase in share activity	105,905	$1,092,475	81,399	$809,499

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 8% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 73% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2025 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	297,039	$3,070,439	44,597	$440,253
Class C	67,262	691,046	10,930	107,683
Class R	55,969	577,294	1,001	10,010
Class Y	1,485	15,000	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	7,350	76,731	768	7,145
Class C	1,363	14,119	161	1,490
Class R	1,125	11,732	-	-
Class Y	36	382	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	820	7,894	-	-
Class C	(822)	(7,894)	-	-

104	Invesco Peak RetirementTM Funds

NOTE 10–Share Information–(continued)

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(24,192)	$(249,835)	(5,294)	$(52,003)
Class C	(12,017)	(121,541)	(1,368)	(13,484)
Class R	(2,338)	(23,918)	-	-
Net increase in share activity	393,080	$4,061,449	94,798	$941,124

(a)	49% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2030 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	182,351	$1,867,626	40,547	$407,550
Class C	54,033	553,459	1,146	11,419
Class R	58,669	605,181	3,658	34,510
Class Y	11,127	112,843	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	5,478	57,470	780	7,176
Class C	1,057	11,021	2	20
Class R	1,489	15,574	-	-
Class Y	297	3,121	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	325	3,318	-	-
Class C	(327)	(3,318)	-	-

Reacquired:
Class A	(4,347)	(44,574)	(743)	(7,194)
Class C	(1,225)	(12,587)	-	-
Class R	(1,730)	(18,372)	-	-
Class Y	(38)	(387)	-	-
Net increase in share activity	307,159	$3,150,375	89,393	$893,511

(a)	31% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2035 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	109,919	$1,125,039	14,146	$141,799
Class C	52,626	535,437	9,233	84,591
Class R	70,900	727,288	7,025	68,760
Class Y	27,591	285,646	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

105	Invesco Peak RetirementTM Funds

NOTE 10–Share Information–(continued)

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	2,693	$28,302	228	$2,065
Class C	1,163	12,145	-	-
Class R	1,537	16,107	115	1,040
Class Y	697	7,341	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	650	6,589	-	-
Class C	(653)	(6,589)	-	-

Reacquired:
Class A	(7,146)	(73,549)	(439)	(4,289)
Class C	(6,141)	(62,651)	-	-
Class R	(1,123)	(11,852)	-	-
Class Y	(1)	(10)	-	-
Net increase in share activity	252,712	$2,589,243	74,311	$733,996

(a)	54% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2040 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	132,863	$1,356,096	31,508	$305,703
Class C	15,713	159,616	1,001	10,010
Class R	32,035	334,726	1,030	10,260
Class Y	4,907	50,777	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	3,747	39,287	450	4,031
Class C	365	3,807	-	-
Class R	734	7,681	-	-
Class Y	145	1,524	-	-

Reacquired:
Class A	(21,003)	(214,842)	(1,166)	(11,710)
Class R	(5,092)	(53,162)	-	-
Class Y	(3)	(28)	-	-
Net increase in share activity	164,411	$1,685,482	76,826	$758,324

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 35% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

106	Invesco Peak RetirementTM Funds

NOTE 10–Share Information–(continued)

Invesco Peak Retirement™ 2045 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	70,864	$ 732,550	15,527	$152,632
Class C	51,726	522,967	7,771	70,543
Class R	27,164	283,421	4,113	37,510
Class Y	999	10,610	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	1,922	20,415	269	2,396
Class C	1,436	15,092	54	476
Class R	785	8,309	22	195
Class Y	30	321	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	271	2,884	-	-
Class C	(274)	(2,884)	-	-

Reacquired:
Class A	(2,867)	(29,684)	(2)	(19)
Class C	(3,859)	(38,605)	-	-
Class R	(3)	(30)	-	-
Net increase in share activity	148,194	$1,525,366	71,757	$703,763

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 38% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2050 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	69,054	$ 725,272	24,652	$239,226
Class C	21,473	220,711	11,910	116,146
Class R	34,956	367,359	4,688	47,034
Class Y	12,857	132,136	5,446	55,049
Class R5	-	-	10,001	100,106
Class R6	-	-	30,001	300,298

Issued as reinvestment of dividends:
Class A	2,329	24,902	368	3,284
Class C	687	7,281	188	1,666
Class R	1,120	11,922	69	613
Class Y	443	4,746	24	212

107	Invesco Peak RetirementTM Funds

NOTE 10–Share Information–(continued)

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(10,785)	$ (112,132)	(358)	$ (3,686)
Class C	(8,056)	(80,786)	(83)	(801)
Class R	(227)	(2,425)	-	-
Class Y	(1,911)	(19,400)	(270)	(2,698)
Net increase in share activity	121,940	$1,279,586	86,636	$856,449

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 34% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2055 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	30,032	$316,099	6,144	$ 61,356
Class C	7,383	76,296	2,595	26,062
Class R	14,084	147,987	1,001	10,010
Class Y	1,928	20,254	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	1,091	11,569	42	366
Class C	138	1,455	28	246
Class R	83	876	-	-
Class Y	80	849	-	-

Reacquired:
Class A	(1,149)	(12,158)	(220)	(2,194)
Class C	(2,749)	(27,863)	-	-
Class R	(1,036)	(11,075)	-	-
Net increase in share activity	49,885	$524,289	53,593	$535,876

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 57% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

108	Invesco Peak RetirementTM Funds

NOTE 10–Share Information–(continued)

Invesco Peak Retirement™ 2060 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	45,393	$467,230	6,302	$62,477
Class C	4,103	42,978	1,360	13,503
Class R	14,873	156,200	1,122	11,209
Class Y	-	-	4,001	40,010
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	1,710	18,299	29	253
Class C	92	977	6	51
Class R	539	5,744	2	20

Reacquired:
Class A	(71)	(742)	(948)	(9,624)
Class C	(275)	(2,862)	-	-
Class R	(355)	(3,651)	-	-
Net increase in share activity	66,009	$684,173	51,876	$517,919

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 51% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2065 Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	14,796	$155,215	92,343	$960,503
Class C	4,792	50,364	2,701	26,037
Class R	5,804	60,034	1,001	10,010
Class Y	-	-	4,230	42,367
Class R5	-	-	10,001	100,010
Class R6	-	-	30,001	300,010

Issued as reinvestment of dividends:
Class A	564	6,074	28	250
Class C	65	690	29	251
Class R	213	2,260	-	-

Reacquired:
Class A	(735)	(7,579)	(86,944)	(895,078)
Class C	(935)	(9,577)	-	-
Class Y	-	-	(229)	(2,396)
Net increase in share activity	24,564	$257,481	53,161	$541,964

(a)	80% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

109	Invesco Peak RetirementTM Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund (twelve of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019 and the statements of changes in net assets and the financial highlights for the year ended December 31, 2019 and for the period January 3, 2018 (commencement of operations) through December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year ended December 31, 2019, and the changes in each of their net assets and each of the financial highlights for the year ended December 31, 2019 and for the period January 3, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

110	Invesco Peak RetirementTM Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Peak Retirement™ Now Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,045.30	$1.91	$1,023.34	$1.89	0.37%
Class C	1,000.00	1,040.40	5.76	1,019.56	5.70	1.12
Class R	1,000.00	1,044.00	3.19	1,022.08	3.16	0.62
Class Y	1,000.00	1,046.60	0.62	1,024.60	0.61	0.12
Class R5	1,000.00	1,046.60	0.62	1,024.60	0.61	0.12
Class R6	1,000.00	1,046.60	0.62	1,024.60	0.61	0.12

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

111	Invesco Peak Retirement™ Funds

Invesco Peak Retirement™ 2015 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,045.30	$2.06	$1,023.19	$2.04	0.40%
Class C	1,000.00	1,040.10	5.91	1,019.41	5.85	1.15
Class R	1,000.00	1,042.90	3.35	1,021.93	3.31	0.65
Class Y	1,000.00	1,045.30	0.77	1,024.45	0.77	0.15
Class R5	1,000.00	1,045.30	0.77	1,024.45	0.77	0.15
Class R6	1,000.00	1,045.30	0.77	1,024.45	0.77	0.15

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2020 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,041.60	$2.06	$1,023.19	$2.04	0.40%
Class C	1,000.00	1,037.80	5.91	1,019.41	5.85	1.15
Class R	1,000.00	1,039.90	3.34	1,021.93	3.31	0.65
Class Y	1,000.00	1,042.60	0.77	1,024.45	0.77	0.15
Class R5	1,000.00	1,042.60	0.77	1,024.45	0.77	0.15
Class R6	1,000.00	1,042.60	0.77	1,024.45	0.77	0.15

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2025 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,043.80	$2.16	$1,023.09	$2.14	0.42%
Class C	1,000.00	1,038.70	6.01	1,019.31	5.95	1.17
Class R	1,000.00	1,043.10	3.45	1,021.83	3.41	0.67
Class Y	1,000.00	1,044.50	0.87	1,024.35	0.87	0.17
Class R5	1,000.00	1,044.50	0.88	1,024.35	0.87	0.17
Class R6	1,000.00	1,044.50	0.88	1,024.35	0.87	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

112	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2030 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,050.80	$2.17	$1,023.09	$2.14	0.42%
Class C	1,000.00	1,046.40	6.03	1,019.31	5.96	1.17
Class R	1,000.00	1,049.10	3.46	1,021.83	3.41	0.67
Class Y	1,000.00	1,051.70	0.88	1,024.35	0.87	0.17
Class R5	1,000.00	1,051.70	0.88	1,024.35	0.87	0.17
Class R6	1,000.00	1,051.70	0.88	1,024.35	0.87	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2035 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,056.50	$2.23	$1,023.04	$2.19	0.43%
Class C	1,000.00	1,051.90	6.10	1,019.26	6.01	1.18
Class R	1,000.00	1,054.80	3.52	1,021.78	3.47	0.68
Class Y	1,000.00	1,057.30	0.93	1,024.30	0.92	0.18
Class R5	1,000.00	1,057.30	0.93	1,024.30	0.92	0.18
Class R6	1,000.00	1,057.30	0.93	1,024.30	0.92	0.18

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2040 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,057.80	$2.33	$1,022.94	$2.29	0.45%
Class C	1,000.00	1,054.20	6.21	1,019.16	6.11	1.20
Class R	1,000.00	1,056.30	3.63	1,021.68	3.57	0.70
Class Y	1,000.00	1,059.70	1.04	1,024.20	1.02	0.20
Class R5	1,000.00	1,059.70	1.04	1,024.20	1.02	0.20
Class R6	1,000.00	1,059.70	1.04	1,024.20	1.02	0.20

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

113	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2045 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,068.50	$2.40	$1,022.89	$2.35	0.46%
Class C	1,000.00	1,063.20	6.29	1,019.11	6.16	1.21
Class R	1,000.00	1,065.70	3.70	1,021.63	3.62	0.71
Class Y	1,000.00	1,068.20	1.09	1,024.15	1.07	0.21
Class R5	1,000.00	1,068.20	1.09	1,024.15	1.07	0.21
Class R6	1,000.00	1,068.20	1.09	1,024.15	1.07	0.21

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2050 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,069.30	$2.35	$1,022.94	$2.29	0.45%
Class C	1,000.00	1,064.70	6.25	1,019.16	6.11	1.20
Class R	1,000.00	1,066.30	3.65	1,021.68	3.57	0.70
Class Y	1,000.00	1,069.40	1.04	1,024.20	1.02	0.20
Class R5	1,000.00	1,069.40	1.04	1,024.20	1.02	0.20
Class R6	1,000.00	1,070.40	1.04	1,024.20	1.02	0.20

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2055 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,071.40	$2.40	$1,022.89	$2.35	0.46%
Class C	1,000.00	1,067.40	6.31	1,019.11	6.16	1.21
Class R	1,000.00	1,069.10	3.70	1,021.63	3.62	0.71
Class Y	1,000.00	1,072.30	1.10	1,024.15	1.07	0.21
Class R5	1,000.00	1,072.30	1.10	1,024.15	1.07	0.21
Class R6	1,000.00	1,072.30	1.10	1,024.15	1.07	0.21

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

114	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2060 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,075.70	$2.41	$1,022.89	$2.35	0.46%
Class C	1,000.00	1,072.10	6.32	1,019.11	6.16	1.21
Class R	1,000.00	1,074.30	3.71	1,021.63	3.62	0.71
Class Y	1,000.00	1,076.60	1.10	1,024.15	1.07	0.21
Class R5	1,000.00	1,076.60	1.10	1,024.15	1.07	0.21
Class R6	1,000.00	1,076.60	1.10	1,024.15	1.07	0.21

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2065 Fund

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,075.80	$2.25	$1,023.04	$2.19	0.43%
Class C	1,000.00	1,070.60	6.16	1,019.26	6.01	1.18
Class R	1,000.00	1,073.40	3.55	1,021.78	3.47	0.68
Class Y	1,000.00	1,076.80	0.94	1,024.30	0.92	0.18
Class R5	1,000.00	1,076.80	0.94	1,024.30	0.92	0.18
Class R6	1,000.00	1,076.80	0.94	1,024.30	0.92	0.18

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

115	Invesco Peak RetirementTM Funds

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in August 2019 for the Peak Now Fund . Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
8/15/2019	Class A	$0.0289	$0.000	$0.0007	$0.0296
8/15/2019	Class C	$0.0226	$0.000	$0.0007	$0.0233
8/15/2019	Class R	$0.0268	$0.000	$0.0007	$0.0275
8/15/2019	Class Y	$0.0310	$0.000	$0.0007	$0.0317
8/15/2019	Class R5	$0.0310	$0.000	$0.0007	$0.0317
8/15/2019	Class R6	$0.0310	$0.000	$0.0007	$0.0317

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

116	Invesco Peak RetirementTM Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2019:

Federal and State Income Tax

	Long-Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Qualified Business Income (199A)*
Invesco Peak Retirement™ Now Fund	$4,504	19.29%	18.32%	2.04%	3.27%
Invesco Peak Retirement™ 2015 Fund	3,238	18.41%	18.02%	2.78%	2.63%
Invesco Peak Retirement™ 2020 Fund	11,227	17.20%	15.49%	5.79%	1.32%
Invesco Peak Retirement™ 2025 Fund	20,568	13.64%	11.52%	6.93%	1.06%
Invesco Peak Retirement™ 2030 Fund	16,431	20.09%	15.24%	6.50%	1.21%
Invesco Peak Retirement™ 2035 Fund	14,264	25.15%	18.22%	5.60%	1.20%
Invesco Peak Retirement™ 2040 Fund	17,129	30.08%	23.23%	3.46%	-
Invesco Peak Retirement™ 2045 Fund	20,146	40.41%	31.59%	0.23%	1.26%
Invesco Peak Retirement™ 2050 Fund	22,862	44.51%	35.53%	0.16%	-
Invesco Peak Retirement™ 2055 Fund	19,108	54.62%	44.24%	0.18%	-
Invesco Peak Retirement™ 2060 Fund	20,225	58.05%	47.65%	0.10%	-
Invesco Peak Retirement™ 2065 Fund	15,004	63.36%	51.00%	0.12%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

117	Invesco Peak RetirementTM Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-8	Invesco Peak RetirementTM Funds

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	PR-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Quality Income Fund
Nasdaq:
A: VKMGX ∎ C: VUSCX ∎ Y: VUSIX ∎ R5: VUSJX ∎ R6: VUSSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries.

Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

2                         Invesco Quality Income Fund

Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3                         Invesco Quality Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Class A shares of Invesco Quality Income Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, December 31, 2018 to December 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.97%
Class C Shares	5.19
Class Y Shares	6.21
Class R5 Shares	6.36
Class R6 Shares	6.35
Bloomberg Barclays U.S. Mortgage-Backed Securities Index▼ (Broad Market/Style-Specific Index)	6.35
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Calendar year 2019 proved to be an increasingly volatile time for the US bond market. US bond returns posted strong nominal results for the year, as rates fell amid a decelerating global economy and persistent trade disputes between the US and China. Global risks remained a head-wind to growth throughout most of the year. However, during the final months of 2019, rates increased amid diminishing risks of imminent rate cuts by the US Federal Reserve (the Fed), which were previously priced in. The global economy appeared to be stabilizing, as trade disputes between the US and China, Brexit uncertainties and Chinese data all seemed less threatening to valuations. Credit investors were generally rewarded over the year, despite heightened volatility and escalating recession fears. US-based yield strategies remained competitive from a global perspective as negative yields increased across regions.

During the year, the Fed cut interest rates three times: in July, September and October 2019.1 However, at its December meeting, the Fed gave the clear indication that the target rate would likely remain at its current level through 2020, as factors that had driven risk aversion over the year had shown signs of improving.

US rate movements were the primary driver of valuations for the year. The two-year US Treasury yield declined from 2.48% to 1.58%, the 10-year US Treasury yield decreased from 2.69% to 1.92%, and the 30-year US Treasury yield decreased from 3.02% to 2.39%.2 The yield curve, as measured by the yield differential of the two-year US Treasury yield versus the 30-year US Treasury yield, steepened notably from 54 basis points to 81 basis points.2 (A basis point is one one-hundredth of a percentage point).

Excess returns for agency mortgage-backed securities (MBS), as represented by the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, ended the year at 0.61%, as MBS outperformed US Treasuries despite a decline in interest rates over the year.3 Increased prepayment risks and higher volatility weighed on excess returns during the year, however, an increase in interest rates, lower volatility and a strong appetite for risk

Portfolio Composition
By security type, based on total investments
U.S. Government Sponsored
Agency Mortgage-Backed
Securities	67.55%
Asset-Backed Securities	27.56
Agency Credit Risk Transfer
Notes	3.29
Security types each less than 1% portfolio	0.05
Money Market Funds	1.55

Top Five Debt Issuers*
% of total net assets
1. Federal National Mortgage Association	50.78%
2. Government National Mortgage Association	19.86
3. Federal Home Loan Mortgage Corp.	17.89
4. Invitation Homes Trust	4.19
5. JP Morgan Mortgage Trust	4.00

assets toward the end of the year helped to push excess returns into positive territory for 2019. Outperformance was consistent across coupon levels and marked the best year for MBS since 2013. 30-year conventionals outperformed 30-year GNMA while 15-year conventionals and 15-year GNMA essentially finished the year flat. Structured credit sectors such as non-agency MBS, commercial mortgage-backed securities (CMBS) and asset-backed securities outperformed US Treasuries during the year benefiting from a broadly bullish environment for risk assets.

    Given this market backdrop, Class A shares of Invesco Quality Income Fund, at NAV, generated a positive return but underperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. The Fund’s out-of-benchmark allocation to CMBS was a major contributor to relative Fund performance for the year. The Fund’s security selection within MBS, specifically 30-year fixed rate 3%, 4%, 4.5% and 5% coupons, was also a significant contributor to the Fund’s performance relative to its broad market/style-specific index for the year.

    During the year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration. During the year, the Fund’s duration and yield curve positioning was a slight detractor from the Fund’s performance relative to the broad market/ style-specific index. The Fund’s out-of-benchmark allocation to agency collateralized mortgage obligations was a detractor for the year as well.

Total Net Assets	$486.0 million
Total Number of Holdings*	525

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

4                      Invesco Quality Income Fund

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

We welcome new investors who joined the Fund during the year, and thank you for your investment in Invesco Quality Income Fund.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

3 Source: Bloomberg

Portfolio managers:

Mario Clemente

Clint Dudley

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco Quality Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Quality Income Fund

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	5.99%
10 Years	2.67
5 Years	1.43
1 Year	1.46

Class C Shares
Inception (8/13/93)	3.85%
10 Years	2.34
5 Years	1.56
1 Year	4.19

Class Y Shares
Inception (9/25/06)	3.54%
10 Years	3.38
5 Years	2.59
1 Year	6.21

Class R5 Shares
10 Years	3.42%
5 Years	2.69
1 Year	6.36

Class R6 Shares
10 Years	3.23%
5 Years	2.56
1 Year	6.35

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund and subsequently Invesco Quality Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Quality Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.70%, 0.70%, 0.56% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Quality Income Fund

Invesco Quality Income Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classe

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Quality Income Fund

Schedule of Investments

December 31, 2019

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–91.11%
Collateralized Mortgage Obligations–2.58%
Fannie Mae ACES, 2.76% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$1,195,522	$1,196,920
Fannie Mae Grantor Trust, 7.50%, 01/19/2039(b)	213,256	231,270
Fannie Mae Interest STRIPS, IO,
6.50%, 10/25/2024	71,959	6,369
8.00%, 05/25/2030	499,736	125,733
7.50%, 01/25/2032	165,709	24,081
Fannie Mae REMICs, IO,
3.00%, 10/25/26 to 02/25/28	11,051,257	712,357
8.00%, 08/18/27 to 09/18/27	451,441	84,747
6.00%, 05/25/2033	28,507	5,738
4.86%, (1 mo. USD LIBOR + 6.65%), 03/25/2039(a)	4,765,181	337,221
3.50%, 08/25/2042	941,422	90,318
2.06%, 02/25/2056(b)	11,110,264	596,216
7.00%, 09/25/32 to 05/25/33	631,887	288,044
6.59%, 06/25/2039(b)	695,770	802,609
2.29%, (1 mo. USD LIBOR + 0.50%), 06/25/2046(a)	596,049	597,837
Freddie Mac Multifamily Structured Pass Through Ctfs., Series Q004, Class AFL, 2.98% (12 mo. MTA Rate + 0.74%), 05/25/2044(a)	1,061,003	1,061,963
Freddie Mac REMICs, IO,
3.00%, 09/15/25 to 04/15/26	958,430	41,779
2.50%, 09/15/2027	1,686,201	100,753
2.43%, 02/15/2039(b)	4,344,923	252,274
4.00%, 12/15/2041	980,223	70,224
2.29%, (1 mo. USD LIBOR + 0.55%), 10/15/2036(a)	660,387	663,452
2.28%, (1 mo. USD LIBOR + 0.50%), 03/15/2042(a)	235,914	236,419
Freddie Mac STRIPS, IO, 8.00%, 06/15/2031	748,959	184,079
Freddie Mac Structured Pass Through Ctfs., 6.50%, 02/25/2043	1,585,968	1,846,310
Freddie Mac Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.00%, 09/25/2045	1,550,357	1,563,257
Ginnie Mae REMICs, 3.82%, 09/20/2041(b)	1,344,255	1,411,485
		12,531,455

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–17.89%
5.00%, 02/01/2020 to 06/01/2040	$4,525,259	$4,991,929
3.50%, 08/01/2026 to 09/01/2049	16,257,183	16,923,275
6.50%, 05/01/2028 to 08/01/2033	290,199	322,431
6.00%, 03/01/2029	2,490	2,791
2.50%, 02/01/2031	2,879,360	2,918,434
8.50%, 08/01/2031	178,160	213,162
3.00%, 02/01/2032 to 12/01/2049	13,118,214	13,501,570
8.00%, 08/01/2032	143,989	166,208
7.50%, 05/01/2035	238,154	279,679
5.50%, 12/01/2036	160,294	180,389
4.50%, 05/01/2038 to 02/01/2042	12,457,140	13,547,479
5.35%, 07/01/2038 to 10/17/2038	1,593,532	1,756,751
5.80%, 10/01/2038 to 01/20/2039	688,055	750,069
5.45%, 11/25/2038	1,836,541	2,033,973
4.00%, 06/01/2042 to 07/01/2049	25,503,633	26,975,826
ARM,
4.50%, (1 yr. USD LIBOR + 1.88%), 07/01/2036(a)	969,913	1,020,997
5.21%, (1 yr. USD LIBOR + 2.07%), 02/01/2037(a)	80,470	85,287
5.31%, (1 yr. USD LIBOR + 2.18%), 03/01/2037(a)	259,372	275,022
4.75%, (1 yr. USD LIBOR + 1.88%), 05/01/2037(a)	329,327	348,608
3.98%, (1 yr. USD LIBOR + 1.97%), 11/01/2037(a)	539,554	571,614
5.20%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(a)	70,523	74,060
4.85%, (1 yr. USD LIBOR + 1.85%), 03/01/2041(a)	20,686	21,746
		86,961,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Quality Income Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–50.78%
8.00%, 07/01/2020 to 04/01/2033	$336,210	$401,770
6.50%, 06/01/2022 to 11/01/2038	1,844,280	2,070,720
5.50%, 11/01/2022 to 04/01/2038	5,486,487	6,087,412
7.00%, 07/01/2023 to 12/01/2033	231,525	242,638
4.50%, 07/01/2025 to 12/01/2048	12,608,649	13,513,641
5.00%, 06/01/2027 to 01/01/2041	4,312,165	4,738,724
3.00%, 02/01/2028 to 11/01/2045	14,173,194	14,569,562
9.50%, 04/01/2030	22,303	24,935
3.50%, 11/01/2030 to 09/01/2049	59,926,793	62,310,376
5.63%, 08/01/2032	262,551	278,551
8.50%, 10/01/2032	305,172	369,638
6.00%, 12/01/2035 to 05/01/2040	1,556,593	1,748,258
7.50%, 08/01/2037	354,809	417,075
5.45%, 01/01/2038	272,535	287,150
4.00%, 02/01/2042 to 11/01/2048	35,172,493	37,503,417
TBA, 2.50%, 01/01/2035(c)	27,000,000	27,230,229
3.00%, 01/01/2035 to 01/01/2050(c)	72,450,000	73,616,046
ARM, 4.44%, (1 yr. USD LIBOR + 1.72%), 03/01/2038(a)	111,831	117,691
3.81%, (1 yr. USD LIBOR + 1.30%), 02/01/2039(a)	1,204,786	1,244,493
		246,772,326

Government National Mortgage Association (GNMA)–19.86%
9.00%, 02/15/2020 to 08/15/2024	1,094	1,097
8.00%, 03/15/2020 to 12/15/2021	22,888	22,949
9.50%, 04/15/2020 to 06/15/2022	10,081	10,118
7.00%, 11/15/2022 to 01/15/2029	167,514	173,524
6.50%, 04/15/2026 to 11/15/2028	76,179	84,091
6.00%, 01/15/2028 to 04/20/2029	195,300	216,315
5.50%, 05/15/2033 to 10/15/2034	564,583	627,617
5.00%, 11/20/2037	483,345	508,174
5.88%, 01/20/2039(b)	1,396,347	1,567,879
4.49%, 07/20/2041(b)	2,110,211	2,262,718
3.50%, 05/20/2046 to 07/20/2046	10,087,265	10,527,171

	Principal Amount	Value

Government National Mortgage Association (GNMA)– (continued)
4.00%, 02/20/2048 to 07/20/2049	$14,489,847	$15,066,851
TBA, 3.00%, 01/01/2050(c)	35,665,000	36,613,573
3.50%, 01/01/2050(c)	28,000,000	28,854,407
		96,536,484
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $450,866,341)		442,801,565

Asset-Backed Securities–37.17%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 4.22%, 10/25/2035(b)	402,090	372,373
Agate Bay Mortgage Trust, Series 2015-2, Class B1, 3.73%, 03/25/2045(b)(d)	3,377,131	3,492,779
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, 3.89% (6 mo. USD LIBOR + 2.00%), 06/25/2045(a)	76,538	76,786
Angel Oak Mortgage Trust LLC, Series 2017-1, Class A1, 2.81%, 01/25/2047(b)(d)	175,273	175,586
Arroyo Mortgage Trust, Series 2019-3, Class A3, 3.42%, 10/25/2048(b)(d)	4,462,851	4,494,503
Banc of America Funding Trust, Series 2006-3, Class 5A5, 5.50%, 03/25/2036	63,676	61,198
Series 2006-A, Class 1A1, 4.45%, 02/20/2036(b)	574,859	575,386
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1, 4.24%, 03/25/2035(b)	1,345,144	1,374,857
BX Commercial Mortgage Trust, Series 2018-BIOA, Class C, 2.86% (1 mo. USD LIBOR + 1.12%), 03/15/2037(a)(d)	6,500,000	6,509,963
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class B, 2.71% (1 mo. USD LIBOR + 0.97%), 07/15/2032(a)(d)	2,740,630	2,737,834
Series 2017-BIOC, Class C, 2.79% (1 mo. USD LIBOR + 1.05%), 07/15/2032(a)(d)	2,698,607	2,695,881
Chase Mortgage Finance Corp., Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(d)	2,495,384	2,528,959
Series 2016-2, Class M4, 3.75%, 12/25/2045(b)(d)	2,486,169	2,460,128
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, 3.76%, 12/25/2035(b)	28,800	28,162
Series 2007-A2, Class 2A1, 4.15%, 07/25/2037(b)	542,993	548,485
Series 2007-A2, Class 2A4, 4.15%, 07/25/2037(b)	501,610	502,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Quality Income Fund

	Principal Amount	Value
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, 2.33% (1 mo. USD LIBOR + 0.54%), 02/25/2035(a)	$306,419	$298,574
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 4.38% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(a)	1,138,546	1,178,108
Series 2006-AR2, Class 1A2, 4.66%, 03/25/2036(b)	44,253	43,064
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, 4.15%, 08/25/2034(b)	129,787	127,150
Commercial Mortgage Trust, Series 2013-LC13, Class XA, 1.13%, 08/10/2046(b)	26,992,293	919,862
Series 2014-FL5, Class B, 3.15% (1 mo. USD LIBOR + 2.15%), 10/15/2031(a)(d)	85,681	85,726
Series 2014-LC15, Class D, 4.98%, 04/10/2047(b)(d)	3,000,000	3,050,477
Series 2015-CR24, Class XA, 0.77%, 08/10/2048(b)	41,904,899	1,528,661
Series 2015-CR26, Class C, 4.48%, 10/10/2048(b)	1,997,000	2,112,907
Commonbond Student Loan Trust, Series 2018-CGS, Class A1, 3.87%, 02/25/2046(d)	3,662,780	3,751,716
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1, 3.50%, 08/25/2043(b)(d)	1,212,140	1,235,323
Series 2013-7, Class B1, 3.57%, 08/25/2043(b)(d)	4,504,912	4,631,810
Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, 3.50%, 05/25/2045(b)(d)	2,084,949	2,125,120
CSFB Mortgage-Backed Pass Through Ctfs., Series 2004-AR5, Class 5A1, 4.62%, 06/25/2034(b)	860,687	873,728
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 2.54% (1 mo. USD LIBOR + 0.80%), 05/15/2035(a)(d)	4,640,695	4,632,859
DBUBS Mortgage Trust, Series 2011-LC3A, Class C, 5.33%, 08/10/2044(b)(d)	5,000,000	5,169,023
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.58%, 10/25/2047(b)(d)	730,158	731,536
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 3.80%, 06/27/2037(b)(d)	2,698,658	2,777,302
FREMF Mortgage Trust, Series 2017-KF41, Class B, 4.20% (1 mo. USD LIBOR + 2.50%), 11/25/2024(a)(d)	639,135	643,657

	Principal Amount	Value
Galton Funding Mortgage Trust, Series 2018-1, Class A33, 3.50%, 11/25/2057(b)(d)	$2,714,556	$2,734,313
Series 2019-H1, Class B1, 3.89%, 10/25/2059(b)(d)	2,000,000	2,018,261
GCAT LLC, Series 2019-NQM1, Class A1, 2.99%, 02/25/2059(b)(d)(e)	4,230,424	4,249,962
GCAT Trust, Series 2019-NM2, Class A1, 2.86%, 09/25/2059(b)(d)(e)	3,541,141	3,555,910
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, 3.90%, 06/19/2035(b)	1,081,512	1,101,639
GSAA Home Equity Trust, Series 2007-7, Class A4, 2.06% (1 mo. USD LIBOR + 0.27%), 07/25/2037(a)	87,282	85,445
GSR Mortgage Loan Trust, Series 2004-12, Class 3A6, 4.13%, 12/25/2034(b)	514,844	523,223
Home Partners of America Trust, Series 2017-1, Class C, 3.29% (1 mo. USD LIBOR + 1.55%), 07/17/2034(a)(d)	3,000,000	3,005,659
Series 2017-1, Class D, 3.64% (1 mo. USD LIBOR + 1.90%), 07/17/2034(a)(d)	6,620,000	6,632,818
Invitation Homes Trust, Series 2017-SFR2, Class C, 3.19% (1 mo. USD LIBOR + 1.45%), 12/17/2036(a)(d)	3,208,000	3,213,905
Series 2017-SFR2, Class D, 3.54% (1 mo. USD LIBOR + 1.80%), 12/17/2036(a)(d)	7,904,401	7,926,818
Series 2018-SFR3, Class B, 2.89% (1 mo. USD LIBOR + 1.15%), 07/17/2037(a)(d)	5,000,000	4,999,873
Series 2018-SFR4, Class C, 3.14% (1 mo. USD LIBOR + 1.40%), 01/17/2038(a)(d)	4,229,000	4,236,438
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A1, 4.51%, 02/25/2035(b)	987,066	1,017,847
Series 2005-A3, Class 6A5, 4.51%, 06/25/2035(b)	785,296	802,007
Series 2014-1, Class 1A17, 4.00%, 01/25/2044(b)(d)	2,423,382	2,469,399
Series 2015-3, Class A3, 3.50%, 05/25/2045(b)(d)	3,593,338	3,675,837
Series 2015-5, Class A2, 3.17%, 05/25/2045(b)(d)	1,089,513	1,091,321
Series 2016-5, Class A1, 2.67%, 12/25/2046(b)(d)	1,882,659	1,888,088
Series 2017-5, Class A1, 3.16%, 10/26/2048(b)(d)	3,353,841	3,400,999
Series 2018-7FRB, Class A2, 2.46% (1 mo. USD LIBOR + 0.75%), 04/25/2046(a)(d)	4,081,342	4,088,914
Series 2019-INV2, Class A15, 3.50%, 02/25/2050(b)(d)	1,011,305	1,018,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Quality Income Fund

	Principal Amount	Value
Luminent Mortgage Trust, Series 2006-1, Class A1, 2.03% (1 mo. USD LIBOR + 0.24%), 04/25/2036(a)	$50,805	$43,969
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.01% (1 mo. USD LIBOR + 0.25%), 11/25/2035(a)	477,318	491,647
Series 2005-A, Class A1, 2.25% (1 mo. USD LIBOR + 0.46%), 03/25/2030(a)	535,433	527,935
Mill City Mortgage Loan Trust, Series 2017-1, Class A1, 2.75%, 11/25/2058(b)(d)	1,925,765	1,933,712
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 2.54% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(d)	3,213,030	3,212,314
Series 2019-NQM4, Class A3, 2.80%, 09/25/2059(b)(d)	7,158,318	7,143,291
OBX Trust, Series 2018-EXP1, Class 2A1, 2.64% (1 mo. USD LIBOR + 0.85%), 04/25/2048(a)(d)	3,030,924	3,037,400
RALI Trust, Series 2006-QO2, Class A2, 2.06% (1 mo. USD LIBOR + 0.27%), 02/25/2046(a)	48,422	17,991
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 4.22% ,7/26/2045 (Acquired 01/31/2011-02/23/2016; Cost $893,583), 07/26/2045(b)(d)	383,612	391,964
Sequoia Mortgage Trust, Series 2013-4, Class A3, 1.55%, 04/25/2043(b)	1,039,219	1,016,150
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(d)	1,875,524	1,900,371
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 3.69% (1 mo. USD LIBOR + 1.95%), 01/17/2035(a)(d)	5,750,000	5,760,770
Stonemont Portfolio Trust, Series 2017-MONT, Class F, 5.36% (1 mo. USD LIBOR + 3.60%), 08/20/2030(a)(d)	1,742,989	1,748,376
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49% (1 mo. USD LIBOR + 0.30%), 09/25/2034(a)	375,848	359,540
Series 2004-20, Class 3A1, 3.84%, 01/25/2035(b)	183,496	185,355
Structured Asset Mortgage Investments, II Trust, Series 2005-AR2, Class 2A1, 2.25% (1 mo. USD LIBOR + 0.46%), 05/25/2045(a)	867,671	867,234
Structured Asset Sec Mortgage Pass Through Ctfs., Series 2002-21A, Class B1II, 4.16%, 11/25/2032(b)	164,784	161,459

	Principal Amount	Value
Towd Point Mortgage Trust, Series 2015-4, Class A1, 3.50%, 04/25/2055(b)(d)	$492,968	$496,497
Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(d)	3,508,261	3,535,114
Verus Securitization Trust, Series 2017-2A, Class A2, 2.64%, 07/25/2047(b)(d)	1,437,679	1,436,098
Series 2017-2A, Class A3, 2.85%, 07/25/2047(b)(d)	1,409,489	1,408,570
Series 2018-1, Class A3, 3.21%, 02/25/2048(b)(d)	1,807,433	1,812,464
Series 2018-3, Class A-2, 4.18%, 10/25/2058(b)(d)	2,665,137	2,698,072
Series 2018-INV1, Class A3, 4.05%, 03/25/2058(b)(d)	849,464	859,181
Series 2019-3, Class A1, 2.78%, 07/25/2059(b)(d)(e)	4,490,142	4,500,928
Series 2019-INV3, Class A2, 2.95%, 11/25/2059(b)(d)	2,481,029	2,485,696
WaMu Mortgage Pass-Through Trust, Series 2007-HY2, Class 2A1, 4.08%, 11/25/2036(b)	115,371	108,713
Wells Fargo Commercial Mortgage Trust, Series 2018- BXI, Class C, 2.90% (1 mo. USD LIBOR + 1.16%), 12/15/2036(a)(d)	1,478,480	1,473,141
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class D, 5.04%, 12/15/2046(b)(d)	2,600,000	2,736,576
Total Asset-Backed Securities (Cost $178,525,098)		180,640,172

Agency Credit Risk Transfer Notes–4.44%
Fannie Mae Connecticut Avenue SecuritiesSeries 2014-C03, Class 2M2, 4.69%, (1 mo. USD LIBOR + 2.90%) 07/25/2024(a)	3,368,790	3,513,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Quality Income Fund

	Principal Amount	Value
Freddie Mac Series 2014-DN1, Class M2, STACR® , 3.99%, (1 mo. USD LIBOR + 2.20%) 02/25/2024(a)	$872,448	$882,152
Series 2015-HQ1, Class M3, STACR® , 5.59%, (1 mo. USD LIBOR + 3.80%) 03/25/2025(a)	3,376,145	3,464,641
Series 2015-DNA1, Class M2, STACR® , 3.64%, (1 mo. USD LIBOR + 1.85%) 10/25/2027(a)	2,891,911	2,910,982
Series 2016-DNA1, Class M2, STACR® , 4.69%, (1 mo. USD LIBOR + 2.90%) 07/25/2028(a)	1,136,648	1,141,529
Series 2016-HQA1, Class M2, STACR® , 4.54%, (1 mo. USD LIBOR + 2.75%) 09/25/2028(a)	485,355	486,560
Series 2016-HQA2, Class M2, STACR® , 4.04%, (1 mo. USD LIBOR + 2.25%) 11/25/2028(a)	1,288,840	1,293,933
Series 2016-HQA4, Class M2, STACR® , 3.09%, (1 mo. USD LIBOR + 1.30%) 04/25/2029(a)	2,074,258	2,080,593
Series 2017-DNA2, Class M1, STACR® , 2.99%, (1 mo. USD LIBOR + 1.20%) 10/25/2029(a)	3,006,648	3,017,972
Series 2018-DNA2, Class M1, STACR® , 2.59%, (1 mo. USD LIBOR + 0.80%) 12/25/2030(a)(d)	2,784,210	2,786,611
Total Agency Credit Risk Transfer Notes (Cost $22,030,652)		21,578,268

	Principal Amount	Value
U.S. Treasury Securities–0.07%
U.S. Treasury Bills–0.07%
1.54%, 04/09/2020 (Cost $353,520)(f)(g)	$355,000	$353,531

	Shares
Money Market Funds–2.09%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(h)	3,572,621	3,572,621
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(h)	2,508,897	2,509,650
Invesco Treasury Portfolio, Institutional Class, 1.49%(h)	4,082,995	4,082,995
Total Money Market Funds (Cost $10,165,282)		10,165,266
TOTAL INVESTMENTS IN SECURITIES–134.88% (Cost $661,940,893)		655,538,802
OTHER ASSETS LESS LIABILITIES–(34.88)%		(169,508,383)
NET ASSETS–100.00%		$486,030,419

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security
ARM	- Adjustable Rate Mortgage
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
MTA	- Moving Treasury Average
REMICs	- Real Estate Mortgage Investment Conduits
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2019.

(c)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $165,494,707, which represented 34.05% of the Fund’s Net Assets.

(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Quality Income Fund

	Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 2 Year Notes	138	March-2020	$(29,739,000)	$10,486	$ 10,486
U.S. Treasury 5 Year Notes	108	March-2020	(12,809,813)	39,399	39,399
U.S. Treasury Ultra Bond	34	March-2020	(6,176,313)	185,862	185,862
Total Futures Contracts				$235,747	$235,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Quality Income Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $651,775,611)	$645,373,536
Investments in affiliated money market funds, at value (Cost $10,165,282)	10,165,266
Other investments:
Variation margin receivable – futures contracts	35,375
Cash	137,777
Receivable for:
Investments sold	4,049,490
Fund shares sold	675,986
Dividends	7,307
Interest	1,598,959
Principal paydowns	30,493
Investment for trustee deferred compensation and retirement plans	88,592
Other assets	38,089
Total assets	662,200,870

Liabilities:
Payable for:
Investments purchased	174,633,836
Dividends	261,676
Fund shares reacquired	863,213
Accrued fees to affiliates	199,625
Accrued trustees’ and officers’ fees and benefits	526
Accrued other operating expenses	113,967
Trustee deferred compensation and retirement plans	97,608
Total liabilities	176,170,451
Net assets applicable to shares outstanding	$486,030,419

Net assets consist of:
Shares of beneficial interest	$531,635,986
Distributable earnings (loss)	(45,605,567)
$486,030,419
Net Assets:
Class A	$301,996,151
Class C	$8,659,202
Class Y	$20,338,604
Class R5	$132,657,202
Class R6	$22,379,260

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	25,762,230
Class C	743,669
Class Y	1,728,668
Class R5	11,279,016
Class R6	1,902,167
Class A:
Net asset value per share	$11.72
Maximum offering price per share
(Net asset value of $11.72 ÷ 95.75%)	$12.24
Class C:
Net asset value and offering price per share	$11.64
Class Y:
Net asset value and offering price per share	$11.77
Class R5:
Net asset value and offering price per share	$11.76
Class R6:
Net asset value and offering price per share	$11.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Quality Income Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:
Interest	$19,368,909
Dividends from affiliates	289,105
Total investment income	19,658,014

Expenses:
Advisory fees	2,334,211
Administrative services fees	70,416
Custodian fees	30,494
Distribution fees:
Class A	747,579
Class C	74,293
Transfer agent fees – A, C and Y	477,516
Transfer agent fees – R5	3,042
Transfer agent fees – R6	420
Trustees’ and officers’ fees and benefits	25,838
Registration and filing fees	86,197
Reports to shareholders	69,531
Professional services fees	67,529
Other	22,209
Total expenses	4,009,275
Less: Fees waived and/or expense offset arrangement(s)	(16,857)
Net expenses	3,992,418
Net investment income	15,665,596

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,351,560
Foreign currencies	(730)
Futures contracts	(3,415,496)
8,935,334
Change in net unrealized appreciation of:
Investment securities	2,646,894
Futures contracts	1,977,710
4,624,604
Net realized and unrealized gain	13,559,938
Net increase in net assets resulting from operations	$29,225,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Quality Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018
Operations:
Net investment income	$15,665,596	$17,431,157
Net realized gain (loss)	8,935,334	(15,193,566)
Change in net unrealized appreciation (depreciation)	4,624,604	(4,202,051)
Net increase (decrease) in net assets resulting from operations	29,225,534	(1,964,460)

Distributions to shareholders from distributable earnings:
Class A	(11,582,309)	(12,480,365)
Class B	–	(704)
Class C	(221,275)	(331,499)
Class Y	(1,012,449)	(1,023,932)
Class R5	(5,522,068)	(6,827,119)
Class R6	(814,714)	(854,009)
Total distributions from distributable earnings	(19,152,815)	(21,517,628)

Share transactions–net:
Class A	(13,287,659)	(30,697,243)
Class B	–	(365,800)
Class C	(643,368)	(3,508,973)
Class Y	6,747,466	(52,219,869)
Class R5	(12,923,459)	(26,211,538)
Class R6	2,907,540	19,790,736
Net increase (decrease) in net assets resulting from share transactions	(17,199,480)	(93,212,687)
Net increase (decrease) in net assets	(7,126,761)	(116,694,775)

Net assets:
Beginning of year	493,157,180	609,851,955
End of year	$486,030,419	$493,157,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Quality Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/19	$11.48	$0.35	$0.33	$0.68	$(0.44)	$11.72	5.97	%(d)	$301,996	0.92	%(d)(e)	0.92	%(d)(e)	3.04	%(d)(e)	448%
Year ended 12/31/18	11.95	0.36	(0.38)	(0.02)	(0.45)	11.48	(0.15	)(d)	308,880	0.94	(d)	0.94	(d)	3.10	(d)	416
Year ended 12/31/17	12.11	0.26	(0.02)	0.24	(0.40)	11.95	1.98	(d)	353,256	0.96	(d)	0.96	(d)	2.15	(d)	516
Year ended 12/31/16	12.22	0.27	0.04	0.31	(0.42)	12.11	2.50	(d)	390,037	0.92	(d)	0.93	(d)	2.19	(d)(f)	472
Year ended 12/31/15	12.55	0.24	(0.06)	0.18	(0.51)	12.22	1.41	(d)	395,806	0.96	(d)	0.96	(d)	1.88	(d)	500
Class C
Year ended 12/31/19	11.40	0.27	0.32	0.59	(0.35)	11.64	5.19		8,659	1.68	(e)	1.68	(e)	2.28	(e)	448
Year ended 12/31/18	11.87	0.27	(0.38)	(0.11)	(0.36)	11.40	(0.93)		9,179	1.70		1.70		2.34		416
Year ended 12/31/17	12.02	0.16	(0.01)	0.15	(0.30)	11.87	1.28		13,178	1.72		1.72		1.39		516
Year ended 12/31/16	12.14	0.17	0.03	0.20	(0.32)	12.02	1.63		15,672	1.68		1.69		1.43	(f)	472
Year ended 12/31/15	12.46	0.14	(0.05)	0.09	(0.41)	12.14	0.71		9,394	1.72		1.72		1.12		500
Class Y
Year ended 12/31/19	11.53	0.38	0.33	0.71	(0.47)	11.77	6.21		20,339	0.68	(e)	0.68	(e)	3.28	(e)	448
Year ended 12/31/18	12.00	0.39	(0.38)	0.01	(0.48)	11.53	0.11		13,189	0.70		0.70		3.34		416
Year ended 12/31/17	12.15	0.29	(0.01)	0.28	(0.43)	12.00	2.32		67,027	0.72		0.72		2.39		516
Year ended 12/31/16	12.27	0.30	0.03	0.33	(0.45)	12.15	2.67		67,532	0.68		0.69		2.43	(f)	472
Year ended 12/31/15	12.59	0.26	(0.04)	0.22	(0.54)	12.27	1.75		21,668	0.72		0.72		2.12		500
Class R5
Year ended 12/31/19	11.52	0.40	0.32	0.72	(0.48)	11.76	6.36		132,657	0.55	(e)	0.55	(e)	3.41	(e)	448
Year ended 12/31/18	12.00	0.40	(0.39)	0.01	(0.49)	11.52	0.16		142,812	0.56		0.56		3.48		416
Year ended 12/31/17	12.15	0.30	(0.01)	0.29	(0.44)	12.00	2.46		176,010	0.58		0.58		2.53		516
Year ended 12/31/16	12.26	0.32	0.03	0.35	(0.46)	12.15	2.86		142,657	0.55		0.56		2.56	(f)	472
Year ended 12/31/15	12.59	0.27	(0.06)	0.21	(0.54)	12.26	1.71		27	0.68		0.68		2.16		500
Class R6
Year ended 12/31/19	11.53	0.40	0.32	0.72	(0.48)	11.77	6.35		22,379	0.55	(e)	0.55	(e)	3.41	(e)	448
Year ended 12/31/18	12.00	0.40	(0.38)	0.02	(0.49)	11.53	0.25		19,097	0.56		0.56		3.48		416
Year ended 12/31/17(g)	12.14	0.23	(0.04)	0.19	(0.33)	12.00	1.61		10	0.58	(h)	0.58	(h)	2.53	(h)	516

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015.

(e)	Ratios are based on average daily net assets (000’s omitted) of $309,685, $7,429, $25,625, $134,079 and $19,822 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)

Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 2.02%, 1.26%, 2.26% and 2.39% for Class A, Class C, Class Y and Class R5 shares, respectively.

(g)	Commencement date of April 04, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Quality Income Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Effective December 9, 2019 the Fund added Class R shares, which are closed to new investors. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

19                         Invesco Quality Income Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s

20                         Invesco Quality Income Fund

clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

J.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

K.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.470%
Next $500 million	0.445%
Next $500 million	0.420%
Next $500 million	0.395%
Next $2.5 billion	0.370%
Next $2.5 billion	0.345%
Next $2.5 billion	0.320%
Next $2.5 billion	0.295%
Over $12.5 billion	0.270%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $11,906.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

21                         Invesco Quality Income Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $17,695 in front-end sales commissions from the sale of Class A shares and $3,187 and $114 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$–	$442,801,565	$–	$442,801,565
Asset-Backed Securities	–	180,640,172	–	180,640,172
Agency Credit Risk Transfer Notes	–	21,578,268	–	21,578,268
U.S. Treasury Securities	–	353,531	–	353,531
Money Market Funds	10,165,266	–	–	10,165,266
Total Investments in Securities	10,165,266	645,373,536	–	655,538,802
Other Investments – Assets*
Futures Contracts	235,747	–	–	235,747
Total Investments	$10,401,013	$645,373,536	$–	$655,774,549

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

22                         Invesco Quality Income Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$235,747
Derivatives not subject to master netting agreements	(235,747)
Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(3,415,496)
Change in Net Unrealized Appreciation:
Futures contracts	1,977,710
Total	$(1,437,786)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$65,933,397

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,951.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$19,152,815	$21,517,628

23                         Invesco Quality Income Fund

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$1,179,914
Net unrealized appreciation (depreciation) – investments	(6,413,621)
Temporary book/tax differences	(75,051)
Capital loss carryforward	(40,296,809)
Shares of beneficial interest	531,635,986
Total net assets	$486,030,419

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$15,818,074	$24,478,735	$40,296,809

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $3,072,583,322 and $3,151,465,273, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,504,076
Aggregate unrealized (depreciation) of investments	(12,917,697)
Net unrealized appreciation (depreciation) of investments	$(6,413,621)

Cost of investments for tax purposes is $662,188,170.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls, on December 31, 2019, undistributed net investment income was increased by $4,059,778 and undistributed net realized gain (loss) was decreased by $4,059,778. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,767,058	$20,598,990	1,501,213	$17,270,250
Class C	524,343	6,068,781	124,483	1,431,917
Class Y	4,083,005	48,010,869	712,520	8,359,209
Class R5	1,039,600	12,117,488	724,637	8,514,645
Class R6	574,607	6,756,020	2,257,000	26,755,410

24                         Invesco Quality Income Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	763,754	$8,925,855	881,097	$10,163,996
Class C	14,683	170,527	24,659	282,567
Class Y	48,451	570,296	47,574	551,651
Class R5	470,142	5,510,817	589,529	6,826,738
Class R6	56,418	661,868	64,155	742,175

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	27,363	322,877
Class B	–	–	(27,456)	(322,877)

Automatic conversion of Class C shares to Class A shares:
Class A	362,132	4,152,425	–	–
Class C	(364,676)	(4,152,425)	–	–

Reacquired:
Class A	(4,027,036)	(46,964,929)	(5,064,963)	(58,454,366)
Class B(c)	–	–	(3,643)	(42,923)
Class C	(235,662)	(2,730,251)	(454,461)	(5,223,457)
Class Y	(3,546,929)	(41,833,699)	(5,202,151)	(61,130,729)
Class R5	(2,623,470)	(30,551,764)	(3,594,159)	(41,552,921)
Class R6	(385,607)	(4,510,348)	(665,230)	(7,706,849)
Net increase (decrease) in share activity	(1,479,187)	$(17,199,480)	(8,057,833)	$(93,212,687)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 27% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

NOTE 12–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Limited-Term Government Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

25                         Invesco Quality Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Quality Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Quality Income Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,017.00	$4.63	$1,020.62	$4.63	0.91%
Class C	1,000.00	1,013.10	8.47	1,016.79	8.49	1.67
Class Y	1,000.00	1,018.20	3.41	1,021.83	3.41	0.67
Class R5	1,000.00	1,018.90	2.70	1,022.53	2.70	0.53
Class R6	1,000.00	1,018.90	2.70	1,022.53	2.70	0.53

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Quality Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.08%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	95.74%

**	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco Quality Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

T-2                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-3                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-5                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-6                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-7                         Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-8                         Invesco Quality Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                    Invesco Distributors, Inc.                                                                                  VK-QINC-AR-1

Annual Report to Shareholders	December 31, 2019

Invesco Small Cap Growth Fund Nasdaq: A: GTSAX ∎ C: GTSDX ∎ R: GTSRX ∎ Y: GTSYX ∎ Investor: GTSIX ∎ R5: GTSVX ∎ R6: GTSFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite a tumultuous end to 2018 and gloomy market outlook at the start of the year, 2019 proved a banner year for global investors. Rather than raise interest rates central banks signaled they would provide more stimulus. Global equities greeted this news with enthusiasm with several equity market indices reaching record highs multiple times throughout the year.

As 2019 unfolded, global equity markets rebounded strongly buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity selloff and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. The Fed pivoted from raising rates in 2018 to reducing them in 2019. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. In addition, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. As 2020 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                     Invesco Small Cap Growth Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                     Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Class A shares of Invesco Small Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.28%
Class C Shares	23.32
Class R Shares	23.97
Class Y Shares	24.59
Investor Class Shares	24.34
Class R5 Shares	24.75
Class R6 Shares	24.86
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 2000 Growth Index▼ (Style-Specific Index)	28.48
Lipper Small-Cap Growth Funds Index¾ (Peer Group Index)	30.31
Source(s): ▼RIMES Technologies Corp.; ¾Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed, and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the year, the Fund produced strong absolute performance, but under-performed the Russell 2000 Growth Index, its style-specific benchmark. Relative underperformance was driven by stock selection in the health care and consumer discretionary sectors. The Fund’s ancillary cash position also limited gains during the year as investors preferred riskier assets. Stock selection in and overweight allocation to the energy sector also detracted. Alternatively, stock selection in the industrials, financials and communication services sectors helped the Fund’s relative performance. Stock selection in and overweight allocation to the information technology (IT) sector was also a key contributor to relative results.

Top individual detractors from the Fund’s performance for the year included Vocera Communications, 2U and Intersect. Vocera Communications was the leading detractor on an absolute basis. A surprise new product rollout temporarily delayed new orders from the company, as customers preferred to wait for its new SmartBadge to come to market. The US federal government shutdown at the beginning of the year, the longest in history, also caused temporary disruption

Portfolio Composition
By sector	% of total net assets

Health Care	27.06%
Information Technology	25.07
Industrials	17.22
Consumer Discretionary	12.76
Financials	7.92
Communication Services	2.90
Materials	2.79
Other Sectors, Each Less than 2% of Net Assets	3.85
Money Market Funds Plus Other Assets Less Liabilities	0.43

Top 10 Equity Holdings*
% of total net assets

1. Q2 Holdings, Inc.	1.65%
2. TransDigm Group, Inc.	1.50
3. Chemed Corp.	1.48
4. Repligen Corp.	1.44
5. Bio-Techne Corp.	1.42
6. Catalent, Inc.	1.39
7. DexCom, Inc.	1.29
8. Silicon Laboratories, Inc.	1.24
9. Neurocrine Biosciences, Inc.	1.23
10. ITT, Inc.	1.21

Total Net Assets	$2.7 billion

Total Number of Holdings*	117

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

4                     Invesco Small Cap Growth Fund

given the company’s exposure to Department of Defense and Veterans Health Administration hospitals. We exited our position in Vocera Communications before the close of the year.

Education technology company 2U partners with colleges and universities to offer online degree programs. The company struggled for several reasons during the year, including higher student selectivity among its partner schools, lower application submissions and a delay in the rollout of a major MBA program launch. We exited our position in 2U before the close of the year.

Intersect is a pharmaceutical company that sells two main products to treat chronic sinusitis and nasal polyps. During the year, Intersect encountered reimbursement issues around the launch of a new product that diminished early growth prospects. Additionally, the attention given to the launch of the new product led to a slowing in the growth of its legacy products. Finally, the chief executive officer departed the company in early 2019. We exited our position before the close of the year.

Top individual contributors to the Fund’s performance during the year included Fair Isaac, Repligen and TransDigm Group. Fair Isaac was the leading contributor to the Fund’s absolute performance and performance relative to the style-specific benchmark. Shares of the credit scoring company rose following the successful implementation of pricing increases for a set of FICO score products. The company also suggested the potential for more pricing optimization on additional products in 2020 and beyond.

Massachusetts-based biotechnology company Repligen experienced stronger-than-expected broad-based organic growth and a favorable reaction to the announced acquisition of C Technologies (not a Fund holding), which expands its direct portfolio of products and adds analytical systems to measure protein concentration in the manufacturing process.

TransDigm Group is an Ohio-based company that quickly supplies hard-to-find parts and components for the aerospace and defense industries. The manufacturing company delivered strong organic growth during the year and realized solid cost synergies from its acquisition of Esterline Technologies (not a Fund holding).

We wish to remind you that all positioning changes are based on a bottom-up stock selection process. Our portfolio construction process seeks to manage risk and ensure alignment with small-cap growth market sector exposure within modest over- and underweight allocations relative to the style-specific benchmark. At the close of the year, the Fund’s underweight exposures relative to the Russell 2000 Growth Index were in the health care, real estate, industrials, consumer staples utilities and materials sectors. Conversely, the Fund’s overweight exposures relative to the Russell 2000 Growth Index were in the IT, financials, consumer discretionary, communication services and energy sectors.

Central bank actions in 2019 supported continued growth by keeping the cost of debt low. At the end of the year, the labor market remained healthy with employment and wage gains, which was beneficial to consumers. However, these were clearly the late innings of the economic cycle and, therefore, we expect only modest growth from here, as well as continued volatility spurred by trade and election headlines. Prolonged cyclical growth is likely to be scarce and we believe the market will continue to favor companies that can produce sustainable, above-average earnings and cash flow growth despite the economic cycle.

Thank you for your commitment to the Invesco Small Cap Growth Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Juan Hartsfield - Lead

Clay Manley

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                     Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                     Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/19, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	10.33%
10 Years	12.48
5 Years	7.84
1 Year	17.43

Class C Shares
Inception (5/3/99)	8.60%
10 Years	12.27
5 Years	8.24
1 Year	22.32

Class R Shares
Inception (6/3/02)	8.96%
10 Years	12.84
5 Years	8.79
1 Year	23.97

Class Y Shares
Inception (10/3/08)	12.74%
10 Years	13.40
5 Years	9.34
1 Year	24.59

Investor Class Shares
Inception (4/7/06)	8.94%
10 Years	13.13
5 Years	9.08
1 Year	24.34

Class R5 Shares
Inception (3/15/02)	9.07%
10 Years	13.56
5 Years	9.48
1 Year	24.75

Class R6 Shares
10 Years	13.51%
5 Years	9.58
1 Year	24.86

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.18%, 1.93%, 1.43%, 0.93%, 1.18%, 0.81% and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                     Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                     Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–99.57%

Aerospace & Defense–3.80%

Aerojet Rocketdyne Holdings, Inc.(b)	429,946	$ 19,631,335
BWX Technologies, Inc.	396,439	24,610,933
Cubic Corp.	274,918	17,476,537
TransDigm Group, Inc.	71,505	40,042,800
		101,761,605

Alternative Carriers–1.55%

Cogent Communications Holdings, Inc.	316,981	20,860,519
Iridium Communications, Inc.(b)	841,542	20,735,595
		41,596,114

Apparel Retail–0.45%

Urban Outfitters, Inc.(b)	437,726	12,155,651

Apparel, Accessories & Luxury Goods–0.55%
G-III Apparel Group Ltd.(b)	439,135	14,711,023

Application Software–10.78%

Anaplan, Inc.(b)	426,915	22,370,346
Aspen Technology, Inc.(b)	250,460	30,288,128
Blackline, Inc.(b)	496,459	25,597,426
Fair Isaac Corp.(b)	66,501	24,916,595
Guidewire Software, Inc.(b)	230,907	25,346,661
HubSpot, Inc.(b)	126,407	20,035,510
LivePerson, Inc.(b)	526,430	19,477,910
Pegasystems, Inc.	402,999	32,098,870
Q2 Holdings, Inc.(b)	546,152	44,282,004
RealPage, Inc.(b)	479,941	25,796,829
Zendesk, Inc.(b)	242,719	18,599,557
		288,809,836

Auto Parts & Equipment–1.25%

Fox Factory Holding Corp.(b)	285,803	19,883,315
Visteon Corp.(b)	158,121	13,691,697
		33,575,012

Biotechnology–6.77%

Agios Pharmaceuticals, Inc.(b)	474,360	22,650,690
Amicus Therapeutics, Inc.(b)	2,087,401	20,331,286
Halozyme Therapeutics, Inc.(b)	1,644,122	29,150,283
Natera, Inc.(b)	801,937	27,017,258
Neurocrine Biosciences, Inc.(b)	307,208	33,021,788
Sage Therapeutics, Inc.(b)	273,929	19,774,934
Sarepta Therapeutics, Inc.(b)	229,656	29,634,810
		181,581,049

Brewers–1.00%

Boston Beer Co., Inc. (The), Class A(b)	70,836	26,765,383

Building Products–0.71%

Armstrong World Industries, Inc.	202,118	18,993,028

	Shares	Value

Casinos & Gaming–0.95%

Penn National Gaming, Inc.(b)	991,525	$ 25,343,379

Construction Materials–1.13%

Martin Marietta Materials, Inc.	107,995	30,199,722

Data Processing & Outsourced Services–0.56%

Black Knight, Inc.(b)	230,989	14,894,171

Distributors–0.95%

Pool Corp.	120,117	25,510,448

Diversified Support Services–1.37%

IAA, Inc.(b)	431,262	20,295,190
KAR Auction Services, Inc.	756,922	16,493,330
		36,788,520

Education Services–1.21%

Adtalem Global Education, Inc.(b)	416,997	14,582,385
Strategic Education, Inc.	111,944	17,787,902
		32,370,287

Electrical Components & Equipment–0.76%

Generac Holdings, Inc.(b)	202,629	20,382,451

Electronic Components–1.47%

II-VI, Inc.(b)	441,959	14,880,759
Littelfuse, Inc.	127,979	24,482,383
		39,363,142

Electronic Equipment & Instruments–2.28%

OSI Systems, Inc.(b)	178,619	17,994,078
Trimble, Inc.(b)	548,285	22,858,002
Zebra Technologies Corp., Class A(b)	79,082	20,200,706
		61,052,786

Electronic Manufacturing Services–0.84%

Fabrinet (Thailand)(b)	348,663	22,607,309

Environmental & Facilities Services–0.89%

Clean Harbors, Inc.(b)	276,754	23,731,655

Financial Exchanges & Data–2.74%

Cboe Global Markets, Inc.	180,630	21,675,600
MarketAxess Holdings, Inc.	81,767	30,998,687
Morningstar, Inc.	137,468	20,800,283
		73,474,570

Footwear–0.76%

Steven Madden Ltd.	474,796	20,420,976

General Merchandise Stores–0.61%

Ollie’s Bargain Outlet Holdings, Inc.(b)	249,260	16,279,171

Health Care Equipment–6.17%

DexCom, Inc.(b)	157,939	34,547,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Small Cap Growth Fund

	Shares	Value
Health Care Equipment–(continued)

Glaukos Corp.(b)	254,347	$ 13,854,281
Hill-Rom Holdings, Inc.	235,855	26,776,618
Integer Holdings Corp.(b)	233,152	18,752,415
Masimo Corp.(b)	157,877	24,954,039
Nevro Corp.(b)	189,581	22,283,351
Penumbra, Inc.(b)	138,900	22,817,103
Tandem Diabetes Care, Inc.(b)	25,333	1,510,100
		165,495,484

Health Care Facilities–0.99%

Encompass Health Corp.	382,422	26,490,372

Health Care Services–2.11%

BioTelemetry, Inc.(b)	364,392	16,871,350
Chemed Corp.	90,239	39,638,383
		56,509,733

Health Care Supplies–1.23%

Avanos Medical, Inc.(b)	465,628	15,691,664
Haemonetics Corp.(b)	149,434	17,169,966
		32,861,630

Health Care Technology–0.70%

HMS Holdings Corp.(b)	632,111	18,710,486

Home Improvement Retail–0.81%

Floor & Decor Holdings, Inc., Class A(b)	429,988	21,847,690

Industrial Machinery–5.54%

Crane Co.	242,005	20,904,392
Hillenbrand, Inc.	432,497	14,406,475
ITT, Inc.	439,170	32,459,055
John Bean Technologies Corp.	214,793	24,198,579
Kennametal, Inc.	431,181	15,906,267
Timken Co. (The)	380,894	21,448,141
Welbilt, Inc.(b)	1,229,582	19,193,775
		148,516,684

Insurance Brokers–0.94%

eHealth, Inc.(b)	261,085	25,085,047

Interactive Home Entertainment–1.01%

Take-Two Interactive Software, Inc.(b)	221,992	27,178,481

Investment Banking & Brokerage–1.13%

LPL Financial Holdings, Inc.	329,702	30,415,009

IT Consulting & Other Services–1.86%

Booz Allen Hamilton Holding Corp.	270,557	19,244,719
KBR, Inc.	1,001,010	30,530,805
		49,775,524

Leisure Products–0.76%

Brunswick Corp.	339,682	20,374,126

Life Sciences Tools & Services–4.88%

Bio-Techne Corp.	173,077	37,992,132

	Shares	Value
Life Sciences Tools & Services–(continued)

PRA Health Sciences, Inc.(b)	199,311	$ 22,153,418
Repligen Corp.(b)	417,273	38,597,752
Syneos Health, Inc.(b)	538,189	32,008,791
		130,752,093

Managed Health Care–0.80%

HealthEquity, Inc.(b)	290,746	21,535,556

Metal & Glass Containers–0.82%

Berry Global Group, Inc.(b)	465,369	22,100,374

Movies & Entertainment–0.34%

IMAX Corp.(b)	442,394	9,038,109

Office Services & Supplies–0.81%

MSA Safety, Inc.	171,764	21,704,099

Oil & Gas Exploration & Production–0.82%

Parsley Energy, Inc., Class A	1,167,295	22,073,548

Packaged Foods & Meats–0.83%

Lancaster Colony Corp.	138,170	22,121,017

Pharmaceuticals–3.41%

Aerie Pharmaceuticals, Inc.(b)(c)	374,953	9,062,614
Catalent, Inc.(b)	659,273	37,117,070
GW Pharmaceuticals PLC, ADR (United Kingdom)(b)	175,481	18,348,293
Horizon Therapeutics PLC(b)	743,822	26,926,357
		91,454,334

Property & Casualty Insurance–1.72%

Hanover Insurance Group, Inc. (The)	190,551	26,042,605
RLI Corp.	222,749	20,051,865
		46,094,470

Regional Banks–1.39%

Cullen/Frost Bankers, Inc.	224,647	21,965,984
Sterling Bancorp	720,511	15,188,372
		37,154,356

Research & Consulting Services–0.76%

CoStar Group, Inc.(b)	34,279	20,509,126

Restaurants–3.55%

Dunkin’ Brands Group, Inc.	267,011	20,170,011
Jack in the Box, Inc.	168,983	13,185,743
Texas Roadhouse, Inc.	401,678	22,622,505
Wendy’s Co. (The)	936,808	20,806,506
Wingstop, Inc.	213,035	18,370,008
		95,154,773

Security & Alarm Services–1.10%

Brink’s Co. (The)	324,074	29,387,030

Semiconductor Equipment–0.81%

MKS Instruments, Inc.	197,614	21,739,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Small Cap Growth Fund

	Shares	Value

Semiconductors–4.99%

Lattice Semiconductor Corp.(b)	1,132,008	$ 21,666,633
Monolithic Power Systems, Inc.	157,713	28,076,068
Power Integrations, Inc.	229,576	22,707,362
Semtech Corp.(b)	532,485	28,168,457
Silicon Laboratories, Inc.(b)	286,012	33,171,672
		133,790,192

Specialized REITs–1.21%

CoreSite Realty Corp.	288,555	32,352,787

Specialty Chemicals–0.84%

Ingevity Corp.(b)	258,589	22,595,507

Specialty Stores–0.90%

Five Below, Inc.(b)	188,979	24,162,855

Systems Software–1.48%

Qualys, Inc.(b)	249,161	20,772,552
SailPoint Technologies Holding, Inc.(b)	805,586	19,011,830
		39,784,382

Trucking–1.48%

Knight-Swift Transportation Holdings, Inc.	516,240	18,502,042
Old Dominion Freight Line, Inc.	111,690	21,196,528
		39,698,570
Total Common Stocks & Other Equity Interests (Cost $1,820,529,266)		2,668,830,248

	Shares	Value
Money Market Funds–1.54%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	14,321,738	$14,321,738
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	10,429,157	10,432,285
Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	16,367,700	16,367,700
Total Money Market Funds (Cost $41,121,683)		41,121,723
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.11% (Cost $1,861,650,949)		2,709,951,971
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.16%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)(e)	3,245,144	3,245,144
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)(e)	1,081,389	1,081,714
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,326,908)		4,326,858
TOTAL INVESTMENTS IN SECURITIES–101.27% (Cost $1,865,977,857)		2,714,278,829
OTHER ASSETS LESS LIABILITIES–(1.27)%		(33,992,857)
NET ASSETS-100.00%		$2,680,285,972

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $1,820,529,266)*	$2,668,830,248
Investments in affiliated money market funds, at value (Cost $45,448,591)	45,448,581
Receivable for:
Investments sold	4,427,278
Fund shares sold	4,047,941
Dividends	3,121,922
Investment for trustee deferred compensation and retirement plans	369,413
Other assets	62,111
Total assets	2,726,307,494

Liabilities:

Payable for:
Investments purchased	11,011,637
Fund shares reacquired	29,004,265
Collateral upon return of securities loaned	4,326,908
Accrued fees to affiliates	1,156,345
Accrued trustees’ and officers’ fees and benefits	1,036
Accrued other operating expenses	112,078
Trustee deferred compensation and retirement plans	409,253
Total liabilities	46,021,522
Net assets applicable to shares outstanding	$2,680,285,972

Net assets consist of:

Shares of beneficial interest	$1,753,993,675
Distributable earnings	926,292,297
$2,680,285,972

Net Assets:

Class A	$499,603,195
Class C	$3,686,005
Class R	$118,301,572
Class Y	$217,476,730
Investor Class	$187,171,042
Class R5	$1,156,887,434
Class R6	$497,159,994

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	14,133,314
Class C	172,332
Class R	3,687,899
Class Y	5,904,725
Investor Class	4,988,131
Class R5	28,207,359
Class R6	12,035,136
Class A:
Net asset value per share	$35.35
Maximum offering price per share (Net asset value of $35.35 ÷ 94.50%)	$37.41
Class C:
Net asset value and offering price per share	$21.39
Class R:
Net asset value and offering price per share	$32.08
Class Y:
Net asset value and offering price per share	$36.83
Investor Class:
Net asset value and offering price per share	$37.52
Class R5:
Net asset value and offering price per share	$41.01
Class R6:
Net asset value and offering price per share	$41.31

*	At December 31, 2019, securities with an aggregate value of $4,221,365 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends	$24,727,199

Dividends from affiliated money market funds (includes securities lending income of $27,760)	1,102,727

Total investment income	25,829,926

Expenses:
Advisory fees	19,088,247

Administrative services fees	400,008

Custodian fees	39,942

Distribution fees:
Class A	1,341,315

Class C	46,950

Class R	649,290

Investor Class	383,203

Transfer agent fees – A, C, R, Y and Investor	2,340,026

Transfer agent fees – R5	1,219,531

Transfer agent fees – R6	12,700

Trustees’ and officers’ fees and benefits	58,789

Registration and filing fees	137,169

Reports to shareholders	94,828

Professional services fees	65,336

Other	41,850

Total expenses	25,919,184

Less: Fees waived and/or expense offset arrangement(s)	(68,303)

Net expenses	25,850,881

Net investment income (loss)	(20,955)

Realized and unrealized gain from:

Net realized gain from Investment securities (includes net gains from securities sold to affiliates of $1,091,588)	261,921,105

Change in net unrealized appreciation of investment securities	343,205,260

Net realized and unrealized gain	605,126,365

Net increase in net assets resulting from operations	$605,105,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Small Cap Growth Fund

Statement of Changes in Net Assets
For the years ended December 31, 2019 and 2018
	2019	2018
Operations:
Net investment income (loss)	$(20,955)	$(6,865,905)

Net realized gain	261,921,105	213,525,260

Change in net unrealized appreciation (depreciation)	343,205,260	(464,532,908)

Net increase (decrease) in net assets resulting from operations	605,105,410	(257,873,553)

Distributions to shareholders from distributable earnings:
Class A	(41,933,366)	(45,060,329)

Class C	(481,347)	(1,477,628)

Class R	(10,963,880)	(12,104,435)

Class Y	(17,314,411)	(19,368,677)

Investor Class	(14,708,662)	(14,464,879)

Class R5	(88,761,002)	(94,577,898)

Class R6	(33,338,530)	(27,755,416)

Total distributions from distributable earnings	(207,501,198)	(214,809,262)

Share transactions–net:
Class A	(76,589,928)	(24,695,258)

Class B	–	(752,911)

Class C	(8,486,256)	(950,266)

Class R	(22,952,784)	13,510,340

Class Y	(32,027,696)	51,203,304

Investor Class	(6,394,254)	(44,516,331)

Class R5	(226,919,801)	114,125,142

Class R6	86,927,944	119,864,125

Net increase (decrease) in net assets resulting from share transactions	(286,442,775)	227,788,145

Net increase (decrease) in net assets	111,161,437	(244,894,670)

Net assets:
Beginning of year	2,569,124,535	2,814,019,205

End of year	$2,680,285,972	$2,569,124,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Small Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/19	$31.02	$(0.09)	$7.59	$7.50	$–	$(3.17)	$(3.17)	$35.35	24.32%	$499,603	1.17	%(d)	1.17	%(d)	(0.25	)%(d)	31%
Year ended 12/31/18	37.31	(0.18)	(3.08)	(3.26)	–	(3.03)	(3.03)	31.02	(9.04)	502,315	1.18		1.18		(0.47)		21
Year ended 12/31/17	32.66	(0.17)	8.26	8.09	–	(3.44)	(3.44)	37.31	24.91	617,955	1.20		1.20		(0.48)		21
Year ended 12/31/16	32.03	0.00	3.68	3.68	–	(3.05)	(3.05)	32.66	11.30	596,972	1.22		1.22		(0.01)		26
Year ended 12/31/15	35.95	(0.16)	(0.52)	(0.68)	–	(3.24)	(3.24)	32.03	(1.84)	645,968	1.20		1.20		(0.43)		30
Class C
Year ended 12/31/19	19.95	(0.23)	4.84	4.61	–	(3.17)	(3.17)	21.39	23.32	3,686	1.92	(d)	1.92	(d)	(1.00	)(d)	31
Year ended 12/31/18	25.33	(0.32)	(2.03)	(2.35)	–	(3.03)	(3.03)	19.95	(9.72)	11,053	1.93		1.93		(1.22)		21
Year ended 12/31/17	23.24	(0.31)	5.84	5.53	–	(3.44)	(3.44)	25.33	23.99	14,502	1.95		1.95		(1.23)		21
Year ended 12/31/16	23.74	(0.18)	2.73	2.55	–	(3.05)	(3.05)	23.24	10.49	14,878	1.97		1.97		(0.76)		26
Year ended 12/31/15	27.71	(0.34)	(0.39)	(0.73)	–	(3.24)	(3.24)	23.74	(2.57)	16,858	1.95		1.95		(1.18)		30
Class R
Year ended 12/31/19	28.46	(0.17)	6.96	6.79	–	(3.17)	(3.17)	32.08	24.01	118,302	1.42	(d)	1.42	(d)	(0.50	)(d)	31
Year ended 12/31/18	34.58	(0.26)	(2.83)	(3.09)	–	(3.03)	(3.03)	28.46	(9.27)	124,450	1.43		1.43		(0.72)		21
Year ended 12/31/17	30.55	(0.25)	7.72	7.47	–	(3.44)	(3.44)	34.58	24.60	135,751	1.45		1.45		(0.73)		21
Year ended 12/31/16	30.21	(0.08)	3.47	3.39	–	(3.05)	(3.05)	30.55	11.02	112,318	1.47		1.47		(0.26)		26
Year ended 12/31/15	34.18	(0.24)	(0.49)	(0.73)	–	(3.24)	(3.24)	30.21	(2.08)	103,249	1.45		1.45		(0.68)		30
Class Y
Year ended 12/31/19	32.14	(0.00)	7.86	7.86	–	(3.17)	(3.17)	36.83	24.59	217,477	0.92	(d)	0.92	(d)	0.00	(d)	31
Year ended 12/31/18	38.43	(0.08)	(3.18)	(3.26)	–	(3.03)	(3.03)	32.14	(8.77)	216,750	0.93		0.93		(0.22)		21
Year ended 12/31/17	33.48	(0.08)	8.47	8.39	0.00	(3.44)	(3.44)	38.43	25.22	208,233	0.95		0.95		(0.23)		21
Year ended 12/31/16	32.76	0.08	3.77	3.85	(0.08)	(3.05)	(3.13)	33.48	11.56	163,662	0.97		0.97		0.24		26
Year ended 12/31/15	36.60	(0.07)	(0.53)	(0.60)	–	(3.24)	(3.24)	32.76	(1.59)	149,745	0.95		0.95		(0.18)		30
Investor Class
Year ended 12/31/19	32.76	(0.08)	8.01	7.93	–	(3.17)	(3.17)	37.52	24.34	187,171	1.13	(d)	1.13	(d)	(0.21	)(d)	31
Year ended 12/31/18	39.21	(0.19)	(3.23)	(3.42)	–	(3.03)	(3.03)	32.76	(9.01)	168,567	1.18		1.18		(0.47)		21
Year ended 12/31/17	34.18	(0.17)	8.64	8.47	–	(3.44)	(3.44)	39.21	24.91	241,104	1.19		1.19		(0.47)		21
Year ended 12/31/16	33.40	0.00	3.83	3.83	–	(3.05)	(3.05)	34.18	11.29	226,995	1.22		1.22		(0.01)		26
Year ended 12/31/15	37.34	(0.16)	(0.54)	(0.70)	–	(3.24)	(3.24)	33.40	(1.82)	231,853	1.20		1.20		(0.43)		30
Class R5
Year ended 12/31/19	35.45	0.05	8.68	8.73	–	(3.17)	(3.17)	41.01	24.75	1,156,887	0.80	(d)	0.80	(d)	0.12	(d)	31
Year ended 12/31/18	42.02	(0.04)	(3.50)	(3.54)	–	(3.03)	(3.03)	35.45	(8.69)	1,192,199	0.81		0.81		(0.10)		21
Year ended 12/31/17	36.29	(0.04)	9.22	9.18	0.00	(3.44)	(3.44)	42.02	25.41	1,292,036	0.82		0.82		(0.10)		21
Year ended 12/31/16	35.28	0.14	4.05	4.19	(0.13)	(3.05)	(3.18)	36.29	11.70	1,037,098	0.83		0.83		0.38		26
Year ended 12/31/15	39.10	(0.02)	(0.56)	(0.58)	–	(3.24)	(3.24)	35.28	(1.43)	987,791	0.82		0.82		(0.05)		30
Class R6
Year ended 12/31/19	35.66	0.09	8.73	8.82	–	(3.17)	(3.17)	41.31	24.86	497,160	0.71	(d)	0.71	(d)	0.21	(d)	31
Year ended 12/31/18	42.20	0.00	(3.51)	(3.51)	–	(3.03)	(3.03)	35.66	(8.58)	353,791	0.71		0.71		0.00		21
Year ended 12/31/17	36.41	0.00	9.23	9.23	0.00	(3.44)	(3.44)	42.20	25.49	303,737	0.73		0.73		(0.01)		21
Year ended 12/31/16	35.37	0.17	4.08	4.25	(0.16)	(3.05)	(3.21)	36.41	11.85	198,752	0.73		0.73		0.48		26
Year ended 12/31/15	39.17	0.02	(0.58)	(0.56)	–	(3.24)	(3.24)	35.37	(1.38)	172,477	0.73		0.73		0.04		30

(a)	Based on average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $536,526, $4,695, $129,858, $233,451 , $186,076 , $1,294,696 and $435,967 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco Small Cap Growth Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16                     Invesco Small Cap Growth Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

17                     Invesco Small Cap Growth Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.700%
Next $500 million	0.675%
Over $1.5 billion	0.650%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $61,209.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges,

18                     Invesco Small Cap Growth Fund

including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $3,982 in front-end sales commissions from the sale of Class A shares and $48 and $207 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2019, the Fund incurred $28,601 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $6,100,517 and securities sales of $21,584,801, which resulted in net realized gains of $1,091,588.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,094.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                     Invesco Small Cap Growth Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Long-term capital gain	$207,501,198	$214,809,262

Tax Components of Net Assets at Period-End:

2019

Undistributed long-term capital gain	$79,746,963

Net unrealized appreciation – investments	846,863,498

Temporary book/tax differences	(318,164)

Shares of beneficial interest	1,753,993,675

Total net assets	$2,680,285,972

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $855,151,644 and $1,291,498,662, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$953,998,091

Aggregate unrealized (depreciation) of investments	(107,134,593)

Net unrealized appreciation of investments	$846,863,498

Cost of investments for tax purposes is $1,867,415,331.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2019, undistributed net investment income (loss) was increased by $40,869, undistributed net realized gain was increased by $109,485 and shares of beneficial interest was decreased by $150,354. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	1,110,808	$39,619,273	2,474,011	$97,592,610

Class B(b)	-	-	24	653

Class C	32,681	722,737	56,148	1,406,318

Class R	335,732	11,016,083	1,155,295	41,778,716

Class Y	1,193,838	44,555,320	3,357,551	137,048,045

Investor Class	248,467	9,565,526	377,287	15,783,551

Class R5	2,654,103	109,105,337	7,222,981	324,041,058

Class R6	3,530,822	146,780,734	4,100,763	185,078,434

20                     Invesco Small Cap Growth Fund

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,180,204	$41,094,683	1,376,795	$44,332,808

Class C	20,965	441,950	68,883	1,426,571

Class R	346,949	10,963,579	409,611	12,104,011

Class Y	451,828	16,392,315	543,329	18,120,030

Investor Class	379,831	14,038,549	412,289	14,017,812

Class R5	2,147,323	86,730,395	2,503,719	92,111,814

Class R6	818,701	33,304,761	749,319	27,724,794

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	18,690	748,547

Class B	-	-	(27,470)	(748,547)

Automatic conversion of Class C shares to Class A shares:
Class A	205,882	7,069,218	-	-

Class C	(320,371)	(7,069,218)	-	-

Reacquired:
Class A	(4,554,462)	(164,373,102)	(4,242,170)	(167,369,223)

Class B(b)	-	-	(186)	(5,017)

Class C	(114,926)	(2,581,725)	(143,666)	(3,783,155)

Class R	(1,366,955)	(44,932,446)	(1,118,533)	(40,372,387)

Class Y	(2,485,658)	(92,975,331)	(2,574,118)	(103,964,771)

Investor Class	(785,721)	(29,998,329)	(1,792,405)	(74,317,694)

Class R5	(10,223,168)	(422,755,533)	(6,846,878)	(302,027,730)

Class R6	(2,236,888)	(93,157,551)	(2,124,859)	(92,939,103)

Net increase (decrease) in share activity	(7,430,015)	$(286,442,775)	5,956,410	$227,788,145

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 12–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Small Cap Discovery Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

21                     Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                     Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,034.70	$5.90	$1,019.41	$5.85	1.15%
Class C	1,000.00	1,030.70	9.73	1,015.63	9.65	1.90
Class R	1,000.00	1,033.50	7.18	1,018.15	7.12	1.40
Class Y	1,000.00	1,036.10	4.62	1,020.67	4.58	0.90
Investor Class	1,000.00	1,034.90	5.80	1,019.51	5.75	1.13
Class R5	1,000.00	1,036.40	4.11	1,021.17	4.08	0.80
Class R6	1,000.00	1,037.20	3.65	1,021.63	3.62	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                     Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$207,501,198
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                     Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	229	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1   Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

T-1                     Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit)	229	None

		Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-2                     Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                     Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                     Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                     Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr –1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                     Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                     Invesco Small Cap Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	SCG-AR-1

Shareholder Report for the Eight Months Ended 12/31/2019

Invesco

Oppenheimer

International

Diversified Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer International Diversified Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World ex USA Index

1-Year	24.60%	17.76%	21.51%
5-Year	7.37	6.16	5.51
10-Year	7.23	6.63	4.97

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 24.60% during the one-year period. In comparison, the MSCI All Country World ex-USA Index (the “Index”) produced a return of 21.51% during the same period.

MARKET OVERVIEW

During the current eight month reporting period of May 2019 through December 2019, world equity markets were range bound before surging ahead in the fourth quarter, especially in December. Industrial production, manufacturing, and purchasing manager survey data all stopped deteriorating. National elections in the UK ended three and a half years of uncertainty over whether and when Brexit will happen. The US and China produced a “Phase one” trade agreement. The year end was marked by a renewed optimism among investors regarding the potential for continued growth.

In this environment, all of the portfolios comprising the Fund produced positive absolute results.

FUND REVIEW

The Fund’s portfolio consisted of four Invesco mutual funds during the reporting period: Invesco Oppenheimer International Growth Fund, Invesco Oppenheimer Developing

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class R6 shares of all underlying funds discussed in this Fund Performance Discussion.

4      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Markets Fund, Invesco Oppenheimer International Small-Mid Company Fund, and Invesco Oppenheimer International Equity Fund. For the May 2019 through December 2019 reporting period, all of the underlying portfolios produced positive returns, led by Invesco Oppenheimer International Growth Fund, which returned 10.03%. Invesco Oppenheimer International Equity Fund returned 7.83%, Invesco Oppenheimer Developing Markets Fund rose 7.40%, and the Invesco Oppenheimer Small-Mid Company Fund appreciated 4.61%.

STRATEGY & OUTLOOK

During the fourth quarter of 2019 it became apparent that the sluggish economies of Europe and China were not going to drag us into recession. As mentioned earlier, corporate profits appear to have stabilized and purchaser surveys indicate that demand may be improving. Central bank monetary policy in the major economies around the world remains accommodative.

Moreover, the uncertainties and risks around the trade negotiations, British politics, Brexit, and the demonstrations in Hong Kong are well known, and therefore largely priced into markets, and may be abating. Conditions appear relatively supportive for economic growth.

It is important to remember however, that the average rate of growth for the global economy is just that: the average rate. It masks the wide – and ever present – divergence between segments of the economy that are ascending and those that are declining. The portfolios comprising the Fund are always focused on seeking highly differentiated businesses with significant, sustainable pricing power in those segments of the economy that we believe are experiencing long-term secular growth. This has always been the case and we will continue to apply this investment approach.

The Fund is designed to offer investors a broad-based exposure to non-U.S. equities with a single portfolio by combining four that have slightly varied individual mandates. We maintain the relative weightings of those four at fairly constant levels within the overall Fund.

At the close of the reporting period, the portfolio was comprised of Invesco Oppenheimer International Growth Fund which was 25.01% of net assets, Invesco Oppenheimer International Equity Fund at 24.98%, Invesco Oppenheimer International Small-Mid Company Fund at 24.94%, and Invesco Oppenheimer Developing Markets Fund at 24.83%.

Portfolio Manager: George R. Evans, CFA

5      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Invesco Oppenheimer International Growth Fund	25.0%
Invesco Oppenheimer International Equity Fund	25.0
Invesco Oppenheimer International Small-Mid Company Fund	24.9
Invesco Oppenheimer Developing Markets Fund	24.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

6      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OIDAX)	9/27/05	24.60%	7.37%	7.23%
Class C (OIDCX)	9/27/05	23.75	6.57	6.43
Class R (OIDNX)	9/27/05	24.39	7.11	6.93
Class Y (OIDYX)	9/27/05	25.06	7.65	7.51
Class R5 (INDFX)[1]	5/24/19	24.93	7.43	7.26
Class R6 (OIDIX)[2]	8/28/12	25.15	7.83	9.17	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OIDAX)	9/27/05	17.76%	6.16%	6.63%
Class C (OIDCX)	9/27/05	22.75	6.57	6.43
Class R (OIDNX)	9/27/05	24.39	7.11	6.93
Class Y (OIDYX)	9/27/05	25.06	7.65	7.51
Class R5 (INDFX)[1]	5/24/19	24.93	7.43	7.26
Class R6 (OIDIX)[2]	8/28/12	25.15	7.83	9.17	[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class I, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class R6 and Class Y respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and

7      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI All Country World ex USA Index. The MSCI All Country World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31,

2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,074.60	$2.30
Class C	1,000.00	1,070.50	6.23
Class R	1,000.00	1,073.30	3.61
Class Y	1,000.00	1,076.00	0.89
Class R5	1,000.00	1,076.70	0.37
Class R6	1,000.00	1,076.80	0.16

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.99	2.25
Class C	1,000.00	1,019.21	6.07
Class R	1,000.00	1,021.73	3.52
Class Y	1,000.00	1,024.35	0.87
Class R5	1,000.00	1,024.85	0.36
Class R6	1,000.00	1,025.05	0.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	0.44%
Class C	1.19
Class R	0.69
Class Y	0.17
Class R5	0.07
Class R6	0.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Investment Companies—99.8%[1]
Foreign Equity Funds—99.8%
Invesco Oppenheimer Developing Markets Fund	26,714,878	$1,217,931,305
Invesco Oppenheimer International Equity Fund	56,523,711	1,225,434,044
Invesco Oppenheimer International Growth Fund	27,732,993	1,226,907,619
Invesco Oppenheimer International Small-Mid Company Fund	25,525,305	1,223,427,877
Total Investments, at Value (Cost $3,701,810,930)	99.8%	4,893,700,845
Net Other Assets (Liabilities)	0.2	11,360,591

Net Assets	100.0%	$4,905,061,436

Footnotes to Schedule of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2019	Gross Additions	Gross Reductions	Shares December 31, 2019
Investment Companies
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	29,018,227	1,057,278	3,360,627	26,714,878
Invesco Oppenheimer International Equity Fund	58,985,688	2,696,249	5,158,226	56,523,711
Invesco Oppenheimer International Growth Fund	30,909,715	716,561	3,893,283	27,732,993
Invesco Oppenheimer International Small-Mid Company Fund	25,825,049	1,849,040	2,148,784	25,525,305

	Value	Investment Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Companies
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund[a]	$1,217,931,305	$8,456,236	$(1,106,378)	$53,384,468
Invesco Oppenheimer International Equity Fund	1,225,434,044	22,573,980	(9,723,886)	76,651,393
Invesco Oppenheimer International Growth Fund	1,226,907,619	15,099,457	(11,575,620)	109,490,221
Invesco Oppenheimer International Small-Mid Company Fund[b]	1,223,427,877	4,981,920	(4,580,347)	2,475,520

Total	$4,893,700,845	$51,111,593	$(26,986,231)	$242,001,602

a. This fund distributed realized gains of $23,287,339.
b. This fund distributed realized gains of $52,667,386.

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments—affiliated companies (cost $3,701,810,930)	4,893,700,845
Cash	21,246,998
Receivables and other assets:
Shares of beneficial interest sold	11,335,088
Other	241,293

Total assets	4,926,524,224

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	18,635,054
Transfer and shareholder servicing agent fees	1,648,041
Distribution and service plan fees	584,959
Shareholder communications	380,062
Trustees’ compensation	159,481
Other	55,191

Total liabilities	21,462,788
Net Assets	$4,905,061,436

Composition of Net Assets
Shares of beneficial interest	$3,727,240,747
Total distributable earnings	1,177,820,689

Net Assets	$4,905,061,436

12      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,279,901,386 and 67,774,739 shares of beneficial interest outstanding)	$18.88

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$19.98

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $282,376,376 and 15,484,509 shares of beneficial interest outstanding)	$18.24

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $187,607,454 and 10,081,035 shares of beneficial interest outstanding)	$18.61

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,349,591,941 and 123,016,885 shares of beneficial interest outstanding)	$19.10

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,102 and 586.51 shares of beneficial interest outstanding)	$18.93

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $805,573,177 and 41,975,557 shares of beneficial interest outstanding)	$19.19

See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT

OF OPERATIONS

	Eight Months Ended December 31, 2019	Year ended April 30, 2019
Investment Income
Dividends from affiliated companies	$51,111,593	$55,701,726
Interest	57,111	20,143

Total investment income	51,168,704	55,721,869
Expenses
Distribution and service plan fees:
Class A	2,036,634	3,088,095
Class B	—	713
Class C	2,095,612	4,328,497
Class R	630,220	999,917
Transfer and shareholder servicing agent fees:
Class A	1,408,693	2,440,214
Class B	—	143
Class C	360,036	845,064
Class R	215,667	391,088
Class Y	2,638,735	4,169,238
Class R5	4	—
Class R6	38,461	173,352
Shareholder communications:
Class A	95,891	17,801
Class C	23,402	6,263
Class R	14,515	1,982
Class Y	177,972	27,773
Class R6	58,500	4,914
Trustees’ compensation	36,744	67,805
Custodian fees and expenses	22,794	61,903
Other	201,960	209,102

Total expenses	10,055,840	16,833,864
Less waivers and reimbursements of expenses	(357,357)	(958,444)

Net expenses	9,698,483	15,875,420
Net Investment Income	41,470,221	39,846,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	128,221	—
Affiliated companies	(26,986,231)	(35,244,779)
Distributions received from affiliate companies	75,954,725	97,042,421

Net realized gain	49,096,715	61,797,642
Net change in unrealized appreciation/(depreciation) on investment transactions in affiliated companies	242,001,602	(165,754,338)
Net Increase (Decrease) in Net Assets Resulting from Operations	$332,568,538	$(64,110,247)

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$41,470,221	$39,846,449	$19,142,064
Net realized gain (loss)	49,096,715	61,797,642	329,004,205
Net change in unrealized appreciation/(depreciation)	242,001,602	(165,754,338)	200,939,111

Net increase (decrease) in net assets resulting from operations	332,568,538	(64,110,247)	549,085,380
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(27,038,986)	(9,024,145)	(5,135,877)
Class B	—	—	—
Class C	(6,226,149)	—	—
Class R	(4,048,838)	(1,013,445)	(389,417)
Class Y	(49,236,307)	(23,341,642)	(10,342,028)
Class R5	(238)	—	—
Class R6	(16,842,332)	(7,383,520)	(2,869,506)

Total distributions from distributable earnings	(103,392,850)	(40,762,752)	(18,736,828)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,395,367)	(140,795,623)	(95,964,860)
Class B	—	(1,525,600)	(10,796,570)
Class C	(144,127,334)	(48,097,923)	20,405,244
Class R	(21,144,118)	(9,226,616)	3,289,896
Class Y	(148,013,557)	461,261,248	952,915,505
Class R5	10,000	—	—
Class R6	29,275,576	275,131,274	221,744,042

Total beneficial interest transactions	(289,394,800)	536,746,760	1,091,593,257
Net Assets
Total increase (decrease)	(60,219,112)	431,873,761	1,621,941,809
Beginning of period	4,965,280,548	4,533,406,787	2,911,464,978

End of period	$4,905,061,436	$4,965,280,548	$4,533,406,787

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

Class A	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$18.00	$18.47	$15.75	$14.01	$14.96	$14.73

Income (loss) from investment operations:
Net investment income[2]	0.14	0.13	0.08	0.10	0.07	0.10
Net realized and unrealized gain (loss)	1.14	(0.47)	2.71	1.70	(0.89)	0.22

Total from investment operations	1.28	(0.34)	2.79	1.80	(0.82)	0.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.13)	(0.07)	(0.06)	(0.13)	(0.09)
Distributions from net realized gain	(0.22)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)	(0.13)	(0.07)	(0.06)	(0.13)	(0.09)

Net asset value, end of period	$18.88	$18.00	$18.47	$15.75	$14.01	$14.96

Total Return, at Net Asset Value[3]	7.16%	(1.73)%	17.73%	12.89%	(5.45)%	2.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,279,901	$1,226,049	$1,406,336	$1,302,414	$1,343,636	$1,527,713

Average net assets (in thousands)	$1,229,316	$1,251,286	$1,304,302	$1,259,992	$1,398,744	$1,581,956

Ratios to average net assets:[4]
Net investment income	1.16%	0.76%	0.48%[5]	0.72%[5]	0.52%[5]	0.70%[5]
Expenses excluding specific expenses listed below	0.44%	0.45%	0.48%[5]	0.62%[5]	0.65%[5]	0.65%[5]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.44%	0.45%	0.48%[5]	0.62%[5]	0.65%[5]	0.65%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.45%	0.47%[5]	0.62%[5,8]	0.65%[5]	0.65%[5]

Portfolio turnover rate[9]	5%	7%	30%	16%	3%	7%

16      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	1.24%
Year Ended April 30, 2019	1.28%
Year Ended April 30, 2018	1.31%
Year Ended April 30, 2017	1.32%
Year Ended April 29, 2016	1.26%
Year Ended April 30, 2015	1.26%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$17.48	$17.92	$15.34	$13.69	$14.62	$14.41

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.00[3]	(0.05)	(0.01)	(0.03)	(0.00)[3]
Net realized and unrealized gain (loss)	1.11	(0.44)	2.63	1.66	(0.87)	0.21

Total from investment operations	1.16	(0.44)	2.58	1.65	(0.90)	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized gain	(0.22)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)	0.00	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$18.24	$17.48	$17.92	$15.34	$13.69	$14.62

Total Return, at Net Asset Value[4]	6.68%	(2.46)%	16.82%	12.05%	(6.19)%	1.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$282,376	$417,155	$480,204	$394,497	$428,917	$500,310

Average net assets (in thousands)	$311,758	$433,264	$442,250	$398,087	$454,130	$501,925

Ratios to average net assets:[5]
Net investment income (loss)	0.40%	0.01%	(0.27)%[6]	(0.04)%[6]	(0.24)%[6]	(0.02)%[6]
Expenses excluding specific expenses listed below	1.19%	1.20%	1.23%[6]	1.37%[6]	1.40%[6]	1.40%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	1.19%	1.20%	1.23%[6]	1.37%[6]	1.40%[6]	1.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.20%	1.22%[6]	1.37%[6,9]	1.40%[6]	1.40%[6]

Portfolio turnover rate[10]	5%	7%	30%	16%	3%	7%

18      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	1.99%
Year Ended April 30, 2019	2.03%
Year Ended April 30, 2018	2.06%
Year Ended April 30, 2017	2.07%
Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.01%

9. Waiver was less than 0.005%.

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$17.77	$18.23	$15.56	$13.84	$14.78	$14.56

Income (loss) from investment operations:
Net investment income[2]	0.11	0.09	0.04	0.07	0.04	0.07
Net realized and unrealized gain (loss)	1.13	(0.46)	2.66	1.68	(0.89)	0.21

Total from investment operations	1.24	(0.37)	2.70	1.75	(0.85)	0.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.09)	(0.03)	(0.03)	(0.09)	(0.06)
Distributions from net realized gain	(0.22)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)	(0.09)	(0.03)	(0.03)	(0.09)	(0.06)

Net asset value, end of period	$18.61	$17.77	$18.23	$15.56	$13.84	$14.78

Total Return, at Net Asset Value[3]	7.03%	(1.96)%	17.38%	12.64%	(5.73)%	1.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,607	$200,643	$215,588	$180,808	$165,915	$175,025

Average net assets (in thousands)	$187,903	$200,562	$205,954	$167,052	$162,876	$201,690

Ratios to average net assets:[4]
Net investment income	0.90%	0.51%	0.23%[5]	0.47%[5]	0.26%[5]	0.49%[5]
Expenses excluding specific expenses listed below	0.69%	0.70%	0.73%[5]	0.87%[5]	0.90%[5]	0.90%[5]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.69%	0.70%	0.73%[5]	0.87%[5]	0.90%[5]	0.90%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.70%	0.72%[5]	0.87%[5,8]	0.90%[5]	0.90%[5]

Portfolio turnover rate[9]	5%	7%	30%	16%	3%	7%

20      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	1.49%
Year Ended April 30, 2019	1.53%
Year Ended April 30, 2018	1.56%
Year Ended April 30, 2017	1.57%
Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.51%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$18.17	$18.65	$15.91	$14.16	$15.13	$14.89

Income (loss) from investment operations:
Net investment income[2]	0.17	0.18	0.13	0.15	0.11	0.15
Net realized and unrealized gain (loss)	1.16	(0.48)	2.73	1.70	(0.91)	0.22

Total from investment operations	1.33	(0.30)	2.86	1.85	(0.80)	0.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.18)	(0.12)	(0.10)	(0.17)	(0.13)
Distributions from net realized gain	(0.22)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)	(0.18)	(0.12)	(0.10)	(0.17)	(0.13)

Net asset value, end of period	$19.10	$18.17	$18.65	$15.91	$14.16	$15.13

Total Return, at Net Asset Value[3]	7.37%	(1.41)%	18.00%	13.16%	(5.27)%	2.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,349,592	$2,386,585	$1,968,444	$825,180	$542,294	$537,066

Average net assets (in thousands)	$2,300,226	$2,140,618	$1,471,860	$637,414	$513,532	$520,362

Ratios to average net assets:[4]
Net investment income	1.43%	1.05%	0.73%[5]	1.00%[5]	0.77%[5]	1.00%[5]
Expenses excluding specific expenses listed below	0.19%	0.20%	0.23%[5]	0.37%[5]	0.40%[5]	0.40%[5]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.19%	0.20%	0.23%[5]	0.37%[5]	0.40%[5]	0.40%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%	0.16%	0.22%[5]	0.37%[5,8]	0.40%[5]	0.40%[5]

Portfolio turnover rate[9]	5%	7%	30%	16%	3%	7%

22      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	0.99%
Year Ended April 30, 2019	1.03%
Year Ended April 30, 2018	1.06%
Year Ended April 30, 2017	1.07%
Year Ended April 29, 2016	1.01%
Year Ended April 30, 2015	1.01%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$17.05

Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	2.12

Total from investment operations	2.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)
Distributions from net realized gain	(0.22)

Total dividends and/or distributions to shareholders	(0.40)

Net asset value, end of period	$18.93

Total Return, at Net Asset Value[3]	13.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11

Average net assets (in thousands)	$10

Ratios to average net assets:[4]
Net investment income	1.52%
Expenses excluding specific expenses listed below	0.07%
Interest and fees from borrowings	0.00%

Total expenses[5]	0.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.07%

Portfolio turnover rate[6]	5%

1. For the period from after close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.87%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class R6	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$18.23	$18.73	$15.96	$14.20	$15.17	$14.94

Income (loss) from investment operations:
Net investment income[2]	0.19	0.20	0.16	0.17	0.14	0.17
Net realized and unrealized gain (loss)	1.17	(0.49)	2.75	1.71	(0.91)	0.22

Total from investment operations	1.36	(0.29)	2.91	1.88	(0.77)	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.21)	(0.14)	(0.12)	(0.20)	(0.16)
Distributions from net realized gain	(0.22)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)	(0.21)	(0.14)	(0.12)	(0.20)	(0.16)

Net asset value, end of period	$19.19	$18.23	$18.73	$15.96	$14.20	$15.17

Total Return, at Net Asset Value[3]	7.51%	(1.37)%	18.28%	13.39%	(5.07)%	2.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$805,573	$734,849	$461,321	$197,537	$124,159	$90,659

Average net assets (in thousands)	$752,294	$579,158	$332,157	$148,912	$105,658	$82,045

Ratios to average net assets:[4]
Net investment income	1.57%	1.17%	0.90%[5]	1.15%[5]	0.99%[5]	1.16%[5]
Expenses excluding specific expenses listed below	0.03%	0.04%	0.05%[5]	0.18%[5]	0.21%[5]	0.21%[5]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.03%	0.04%	0.05%[5]	0.18%[5]	0.21%[5]	0.21%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.03%	0.04%	0.05%[5]	0.18%[5,8]	0.21%[5]	0.21%[5]

Portfolio turnover rate[9]	5%	7%	30%	16%	3%	7%

25      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	0.83%
Year Ended April 30, 2019	0.87%
Year Ended April 30, 2018	0.88%
Year Ended April 30, 2017	0.88%
Year Ended April 29, 2016	0.82%
Year Ended April 30, 2015	0.82%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer International Diversified Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer International Diversified Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective June 30, 2019, the Fund’s fiscal year end changed from April 30 to December 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an

27      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

28      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis.

Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

29      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses

30      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.04%, 1.54%, 0.99%, 0.93% and 0.88%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses

31      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the eight months ended December 31, 2019, the Adviser reimbursed fund expenses of $357,357 for Class Y shares.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class Y shares to 0.99% of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the eight months ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby

Citibank, N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the eight months ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including

32      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the eight months ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the eight months ended December 31, 2019, IDI advised the Fund that IDI retained $71,823 in front-end sales commissions from the sale of Class A shares and $12,660 and $13,232 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $13,175 in front–end sales commissions from the sale of Class A shares and $1,414 and $2,843 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1

33      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,951
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2019	35,853

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate

34      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eight Months Ended December 31, 2019 and the Fiscal Years Ended April 30, 2019 and April 30, 2018:

	December 31, 2019	April 30, 2019	April 30, 2018
Ordinary income	$46,475,430	$40,762,752	$18,736,828
Long-term capital gain	56,917,420	—	—

Total distributions	$103,392,850	$40,762,752	$18,736,828

Tax Components of Net Assets at Period-End:

December 31, 2019

Undistributed ordinary income	$43,281,694
Undistributed long-term gain	13,105,491
Net unrealized appreciation - investments	1,121,551,962
Temporary book/tax differences	(118,458)
Shares of beneficial interest	3,727,240,747

Total net assets	$4,905,061,436

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

35      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the eight months ended December 31, 2019 was $218,933,368 and $510,503,856, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,121,551,962
Aggregate unrealized (depreciation) of investments	—

Net unrealized appreciation of investments	$1,121,551,962

Cost of investments for tax purposes is $3,772,148,883.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of wash sales on December 31, 2019, undistributed net investment income was increased by $1,909,331, undistributed net realized gain (loss) was decreased by $1,908,910, and shares of beneficial interest was decreased by $421. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eight Months Ended December 31, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Sold	6,465,842	$114,865,387	13,475,477	$233,470,075	19,642,264	$347,869,984
Automatic Conversion Class C to Class A Shares	5,051,847	89,676,020	—	—	—	—
Dividends and/or distributions reinvested	1,346,796	25,279,390	551,633	8,445,496	270,262	4,867,416
Redeemed	(13,209,948)	(235,216,164)	(22,057,206)	(382,711,194)	(26,471,274)	(448,702,260)

Net increase (decrease)	(345,463)	$(5,395,367)	(8,030,096)	$(140,795,623)	(6,558,748)	$(95,964,860)

36      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

	Eight Months Ended December 31, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class B
Sold	—	$—	5	$101	18,259	$310,392
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed[2]	—	—	(84,325)	(1,525,701)	(651,159)	(11,106,962)

Net increase (decrease)	—	$—	(84,320)	$(1,525,600)	(632,900)	$(10,796,570)

Class C
Sold	782,010	$13,505,054	3,783,862	$63,954,851	6,766,293	$117,850,014
Dividends and/or distributions reinvested	320,909	5,818,071	—	—	—	—
Automatic Conversion Class C to Class A Shares	(5,209,541)	(89,676,020)	—	—	—	—
Redeemed	(4,273,421)	(73,774,439)	(6,712,974)	(112,052,774)	(5,693,114)	(97,444,770)

Net increase (decrease)	(8,380,043)	$(144,127,334)	(2,929,112)	$(48,097,923)	1,073,179	$20,405,244

Class R
Sold	1,058,274	$18,559,246	2,928,378	$50,041,807	3,742,311	$65,254,721
Dividends and/or distributions reinvested	211,615	3,912,769	62,565	946,600	19,557	348,124
Redeemed	(2,478,394)	(43,616,133)	(3,524,190)	(60,215,023)	(3,561,885)	(62,312,949)

Net increase (decrease)	(1,208,505)	$(21,144,118)	(533,247)	$(9,226,616)	199,983	$3,289,896

Class Y
Sold	21,409,286	$383,804,109	71,086,639	$1,237,747,429	69,134,530	$1,230,907,324
Dividends and/or distributions reinvested	2,344,166	44,492,266	1,372,910	21,183,991	534,818	9,717,644
Redeemed	(32,113,528)	(576,309,932)	(46,617,520)	(797,670,172)	(16,004,863)	(287,709,463)

Net increase (decrease)	(8,360,076)	$(148,013,557)	25,842,029	$461,261,248	53,664,485	$952,915,505

37      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eight Months Ended December 31, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class R5[3]
Sold	587	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	587	$10,000	—	$—	—	$—

Class R6
Sold	9,533,780	$171,148,378	24,567,400	$430,789,901	16,721,195	$302,607,471
Dividends and/or distributions reinvested	830,038	15,828,822	446,441	6,910,915	157,364	2,868,757
Redeemed	(8,688,962)	(157,701,624)	(9,349,077)	(162,569,542)	(4,617,147)	(83,732,186)

Net increase (decrease)	1,674,856	$29,275,576	15,664,764	$275,131,274	12,261,412	$221,744,042

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 10 - Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer International Diversified Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco International Allocation Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganizations are expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

38      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer International Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer International Diversified Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations and the statement of changes in net assets for the period from May 1, 2019 to December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the period from May 1, 2019 to December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer International Diversified Fund (formerly known as Oppenheimer International Diversified Fund) as of and for the period ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statement of operations, the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the

39      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eight months ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$56,917,420
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

42      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	229	None
		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

43      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

44      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

45      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

46      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

47      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

48      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

49      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

50      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

51      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

52      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

53      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

54      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

55      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

56      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

57      INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎    Fund reports and prospectuses

∎    Quarterly statements

∎    Daily confirmations

∎    Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-IDIV-AR-1 022720

Shareholder Report for the

Three Months Ended 12/31/2019

Invesco

Oppenheimer

Master Event-Linked

Bond Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Master Event-Linked Bond Fund, LLC. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class R6 Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Invesco Oppenheimer Master Event-Linked Bond Fund	Swiss Re Global Cat Bond Index
1-Year	5.18%	4.43%

5-Year	1.97	3.71

10-Year	4.61	6.01

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price and reinvested distributions. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

The Fund’s performance is compared to the performance of the Swiss Re Global Cat Bond Index. The Swiss Re Global Cat Bond Index tracks outstanding U.S. dollar denominated catastrophe bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Invesco Oppenheimer Master Event-Linked Bond Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Fund Performance Discussion

The Fund’s Class R6 shares generated a return of +1.39% over the three-month reporting period ended December 31, 2019 compared to its benchmark, the Swiss Re Global Cat Bond Index (the “Index”), which returned +1.01%.

The top underperforming bonds during the reporting period were the Atmos Re DAC 2019 and Loma Re 2013-1 bonds. Atmos is tied to atmospheric risks including snowfall, flood, and hail in Italy, which was impacted by a record number of hail events. Loma is a multi-peril bond with exposure to US Wind, Quake and Thunderstorm perils. The Sanders Re Ltd. bonds issued by Allstate also underperformed. Sanders Re is a multi-peril cat bond covering several events, including U.S. storm, earthquake, severe weather, and fire.

Top performers for the Fund during the reporting period were the Atlas IX Capital DAC, Baltic PCC and Horse Capital I DAC bonds. The Fund benefitted from the re-pricing of the remaining principal of the multi-peril Atlas IX Capital DAC 2015-1 bonds, as the market expects the release of most of the outstanding principal. Our diversifier positions in Baltic PCC Ltd., which is a U.K. terrorism-based bond, and Horse Capital I DAC, an auto liability cat bond, delivered positive returns last quarter. Some of our European Wind bonds also contributed positively to performance during the reporting period.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

OUTLOOK

As we look forward to 2020, we expect 144a issuance to continue to remain strong. Insurance-linked security (ILS) issuance in the 4th quarter saw a significant uptick in activity and new issuance relative to the 10-year average and the market expects this demand to continue into the 2020 issuance calendar.

The impact of 2017 and 2018 losses has particularly impacted some of the private, more illiquid lower layer protections available via ILS through quota share structures such as sidecars. The effect of trapped capital in some of these structures has led to higher demand for the more liquid cat bond assets that typically provide exposures at more remote trigger points.

Because the cat bond market absorbs risks based on higher layer trigger-based transactions, they have not been impacted as deeply as other ILS assets, and so issuers are moving into this space to fill their protection gaps.

The industry also experienced higher rates for certain homeowner and commercial property insurance in Q4 2019. We could continue to see additional rate increases in certain segments of the market as re/insurers adjust their books of business where they may have been significantly impacted by the peril-event losses over the past few years.

Portfolio Manager: Caleb Wong

6      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Event-Linked Bonds
Multiple Event	47.1%
Earthquake	28.1
Windstorm	15.7
Other	4.4
Flood	0.8
Longevity	0.8
Pandemic	0.3
Fire	0.1
Investment Companies	1.4
Preferred Stocks	1.3

Portfolio holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

REGION OF RISK

North America	60.7%
Multi-Region	15.3
Asia	13.6
Europe	6.4
South America	4.0

Portfolio holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of event-linked securities.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
BBB	0.7%
BB	4.5
B	1.2
Unrated	93.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2019 and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, Invesco Advisers, Inc. (the “Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Invesco Government & Agency Portfolio are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

7      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019

Class R6	$1,000.00	$1,039.50	$2.32

Hypothetical (5% return before expenses)

Class R6	1,000.00	1,022.94	2.30

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 is as follows:

Class	Expense Ratio

Class R6	0.45%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Preferred Stocks—1.3%
Kinesis Capital Management Ltd.[1]	249,377	$2,493,770
Torricelli 2020 Sidecar[1]	22,500	2,250,000
Total Preferred Stocks (Cost $4,750,000)		4,743,770

	Principal Amount
Event-Linked Bonds—97.8%
Earthquake—28.2%
Acorn Re Ltd. Catastrophe Linked Nts., 4.551% [US0003M+275], 11/10/21[2,3]	$5,000,000	4,952,250
Buffalo Re Ltd. Catastrophe Linked Nts.:
4.988% [US0006M+342], 4/7/20[2,3]	2,250,000	2,235,711
8.738% [US0006M+717], 4/7/20[2,3]	2,500,000	2,495,625
Golden State Re II Ltd. Catastrophe Linked Nts., 4.212%
[US0003M+220], 1/8/23[2,3]	4,910,000	4,930,867
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
4.21% [US0003M+250], 2/14/20[2,3]	4,375,000	4,371,281
4.21% [US0003M+250], 2/15/21[2,3]	5,250,000	5,187,788
4.71% [US0003M+300], 2/15/21[2,3]	5,250,000	5,229,263
7.279% [US0003M+565], 12/2/22[2,3]	1,250,000	1,251,594
7.429% [US0003M+550], 12/2/22[2,3]	2,000,000	1,995,800
7.71% [US0003M+600], 2/15/21[2,3]	3,675,000	3,635,126
9.96% [US0003M+825], 2/14/20[2,3]	3,950,000	3,963,233
Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.419% [T-BILL 3MO+187.5], 4/11/23[2,3]	3,500,000	3,471,475
4.044% [T-BILL 3MO+250], 4/11/23[2,3]	2,550,000	2,529,217
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.544%
[T-BILL 3MO+200], 4/7/22[2,3]	6,000,000	5,999,400
Nakama Re Ltd. Catastrophe Linked Nts.:
3.805% [US0006M+220], 10/13/21[2,3]	6,350,000	6,332,537
3.939% [US0003M+200], 4/13/23[2,3]	3,500,000	3,463,775
4.419% [T-BILL 3MO+287.5], 1/16/20[2,3]	3,040,000	3,051,096
4.419% [T-BILL 3MO+287.5], 1/14/21[2,3]	3,000,000	3,007,650
4.794% [T-BILL 3MO+325], 1/14/21[2,3]	3,300,000	3,310,395
4.939% [US0003M+300], 4/13/23[2,3]	3,250,000	3,216,687
5.159% [US0006M+325], 10/13/21[2,3]	4,750,000	4,734,087
Sierra Ltd. Catastrophe Linked Nts.:
4.794% [T-BILL 3MO+325], 12/28/22[2,3,4]	750,000	750,000
7.294% [T-BILL 3MO+575], 12/28/22[2,3,4]	750,000	750,000
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
5.288% [US0006M+380], 6/9/20[2,3]	2,850,000	2,850,998
8.178% [US0006M+669], 6/9/20[2,3]	3,450,000	3,458,798
Ursa Re Ltd. Catastrophe Linked Nts.:
6.786% [T-BILL 3MO+524], 9/24/21[2,3]	1,350,000	1,309,433
6.916% [T-BILL 3MO+537], 12/10/20[2,3]	3,200,000	3,177,760
7.296% [T-BILL 3MO+575], 12/10/22[2,3]	4,000,000	4,019,000
7.546% [T-BILL 3MO+600], 5/27/20[2,3]	5,000,000	4,963,250
		100,644,096

10      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

		Principal Amount	Value
Fire—0.1%
Cal Phoenix Re Ltd. Catastrophe Linked Nts., 2.205% [US0003M+50], 8/13/21[2,3]		$5,400,000	$378,000
Flood—0.9%
FloodSmart Re Ltd. Catastrophe Linked Nts.:
12.794% [T-BILL 3MO+1,125], 3/7/22[2,3]		2,500,000	2,508,125
16.044% [T-BILL 3MO+1,450], 3/7/22[2,3]		500,000	501,625
			3,009,750
Longevity—0.8%
Vita Capital VI Ltd. Catastrophe Linked Nts., 4.921% [US0006M+290], 1/8/21[2,3]		2,750,000	2,770,213
Multiple Event—47.4%
Alamo Re Ltd. Catastrophe Linked Nts., 5.026% [T-BILL 1MO+348], 6/7/21[2,3]		2,000,000	1,998,500
Alturas Re Ltd. Catastrophe Linked Nts., 0.00%, 3/10/23[2,5]		2,339,000	2,339,000
Armor Re II Ltd. Catastrophe Linked Nts.:
5.386% [T-BILL 3MO+384], 6/8/20[2,3]		2,000,000	2,017,500
7.446% [T-BILL 3MO+590], 6/8/22[2,3]		1,500,000	1,509,825
Atlas Capital UK 2018 plc Catastrophe Linked Nts., 7.807% [US0003M+606], 6/7/22[2,3]		2,000,000	1,993,700
Atlas Capital UK 2019 plc Catastrophe Linked Nts., 13.497% [US0003M+1,175], 6/7/23[2,3]		1,000,000	999,650
Atlas IX Capital DAC Catastrophe Linked Nts.:
1.978% [US0003M+10], (Cost $556,553, Acquisition Date 3/28/18), 1/7/21[2,3]		616,679	583,563
9.729% [US0003M+796], 1/8/20[2,3]		3,000,000	3,010,650
Atmos Re DAC Catastrophe Linked Nts., 4.50% [EUR003M+450], (Cost $1,777,540, Acquisition Date 2/1/19), 2/14/22[2,3]	EUR	1,550,000	39,815
Baltic PCC Ltd. Catastrophe Linked Nts., 5.90% [GBP T-BILL 3MO+590], 3/7/22[3]	GBP	2,500,000	3,308,851
Blue Halo Re Ltd. Catastrophe Linked Nts., 2.046% [T-BILL 3MO+50], 6/21/22[2,3]		4,500,000	4,487,625
Bowline Re Ltd. Series 2018-1 Catastrophe Linked Nts., 6.046% [T-BILL 3MO+450], 5/23/22[2,3]		3,250,000	3,220,912
Bowline Re Ltd. Series 2019-1 Catastrophe Linked Nts.:
6.296% [T-BILL 3MO+475], 3/20/23[2,3]		2,250,000	2,263,837
10.046% [T-BILL 3MO+850], 3/20/23[2,3]		1,750,000	1,760,762
Caelus Re IV Ltd. Catastrophe Linked Nts., 6.794% [T-BILL 3MO+525], 3/6/20[2,3]		2,000,000	2,014,700
Caelus Re V Ltd. Catastrophe Linked Nts.:
2.044% [T-BILL 1MO+50], 6/5/20[2,3]		3,250,000	1,657,500
2.044% [T-BILL 1MO+50], 6/5/20[2,3]		2,079,555	21,004
4.674% [T-BILL 3MO+313], 6/5/20[2,3]		3,750,000	3,691,125
5.474% [T-BILL 3MO+393], 6/7/21[2,3]		1,750,000	1,657,425
6.184% [T-BILL 3MO+464], 6/7/21[2,3]		1,500,000	1,384,275
9.364% [T-BILL 3MO+782], 6/7/21[2,3]		2,500,000	2,231,000

11      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Multiple Event (Continued)
Caelus Re V Ltd. Catastrophe Linked Nts.: (Continued) 12.444% [T-BILL 3MO+1,090], 6/7/21[2,3]		$1,250,000	$893,750
Citrus Re Ltd. Catastrophe Linked Nts., 6.907%
[US0006M+531], (Cost $627,566, Acquisition Date 3/29/18), 3/18/20[2,3]		660,596	402,963
Cranberry Re Ltd. Catastrophe Linked Nts., 3.468%
[US0006M+198], 7/13/20[2,3]		4,000,000	3,983,000
East Lane Re VI Ltd. Catastrophe Linked Nts., 4.934% [T-BILL 3MO+339], 3/13/20[2,3]		2,500,000	2,505,625
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/24[2,5]		2,500,000	2,500,000
First Coast Re II Pte Ltd. Catastrophe Linked Nts., 6.794%
[T-BILL 3MO+525], 6/7/23[2,3]		500,000	504,725
FloodSmart Re Ltd. Catastrophe Linked Nts.:
12.794% [T-BILL 3MO+1,125], 8/6/21[2,3]		2,250,000	2,264,512
15.044% [T-BILL 3MO+1,350], 8/6/21[2,3]		750,000	750,862
Fortius Re II Ltd. Catastrophe Linked Nts., 5.221%
[US0006M+342], 7/7/21[2,3]		3,500,000	3,513,125
Galilei Re Ltd. Catastrophe Linked Nts.:
6.421% [US0006M+479], 1/8/21[2,3]		2,000,000	2,000,300
8.641% [US0006M+678], 1/8/20[2,3]		2,000,000	2,007,100
10.491% [US0006M+863], 1/8/20[2,3]		2,000,000	2,006,900
10.511% [US0006M+863], 1/8/21[2,3]		1,000,000	997,950
15.721% [US0006M+1,386], 1/8/20[2,3]		2,250,000	2,259,562
15.741% [US0006M+1,386], 1/8/21[2,3]		3,500,000	3,522,225
Galileo Re Ltd. Catastrophe Linked Nts.:
2.046% [T-BILL 3MO+50], 1/8/24[2,3]		500,000	499,750
9.228% [US0003M+750], 11/6/20[2,3]		600,000	595,410
10.796% [T-BILL 3MO+925], 1/8/24[2,3]		1,500,000	1,498,500
19.228% [US0003M+1,750], 11/6/20[2,3]		1,550,000	1,538,762
Kendall Re Ltd. Catastrophe Linked Nts., 6.998%
[US0003M+525], 5/6/21[2,3]		3,250,000	3,176,387
Kilimanjaro II Re Ltd. Catastrophe Linked Nts., 12.219%
[US0006M+1,061], 4/20/21[2,3]		5,250,000	5,192,512
Kilimanjaro III Re Ltd. Catastrophe Linked Nts.:
11.044% [T-BILL 3MO+950], 12/19/23[2,3]		1,750,000	1,753,937
11.044% [T-BILL 3MO+950], 12/19/24[2,3]		1,750,000	1,753,938
17.294% [T-BILL 3MO+1,575], 12/19/23[2,3]		1,000,000	1,002,250
17.294% [T-BILL 3MO+1,575], 12/19/24[2,3]		1,000,000	1,002,250
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
6.783% [US0003M+494], 5/6/22[2,3]		2,750,000	2,716,312
6.803% [US0003M+494], 5/5/23[2,3]		3,750,000	3,706,687
15.453% [US0003M+1,361], 5/6/22[2,3]		4,000,000	3,922,600
15.473% [US0003M+1,361], 5/5/23[2,3]		3,000,000	2,943,150
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 3/1/24[2,5]		2,456,000	2,456,000
Lion II RE DAC Catastrophe Linked Nts., 3.29%
[EUR003M+329], (Cost $5,014,350, Acquisition Date 6/21/17), 7/15/21[2,3]	EUR	4,500,000	5,039,826
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 2.044% [T-BILL 3MO+50], 1/8/20[2,3]		3,750,000	1,162,500

12      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

	Principal Amount	Value
Multiple Event (Continued)
Manatee Re III Pte Ltd. Catastrophe Linked Nts., 6.794% [T-BILL 3MO+525], 6/7/22[2,3]	$1,000,000	$1,004,550
MetroCat Re Ltd. Catastrophe Linked Nts., 5.244% [T-BILL 3MO+370], 5/8/20[2,3]	3,500,000	3,540,075
Mona Lisa Re Ltd. Catastrophe Linked Nts.:
9.041% [T-BILL 3MO+750], 1/9/23[2,3,4]	750,000	750,000
9.541% [T-BILL 3MO+800], 1/9/23[2,3,4]	750,000	750,000
Northshore Re II Ltd. Catastrophe Linked Nts.:
9.044% [T-BILL 3MO+750], 7/7/23[2,3]	1,250,000	1,268,313
9.795% [US0003M+799], 7/8/22[2,3]	3,250,000	3,257,313
Panthera Re Ltd. Catastrophe Linked Nts., 5.044% [T-BILL 3MO+350], (Cost $1,250,000, Acquisition Date 2/21/18), 3/9/20[2,3]	1,250,000	1,258,063
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.044% [T-BILL 3MO+50], 3/6/20[2,3]	5,000,000	7,500
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 2.044% [T-BILL 3MO+50], (Cost $2,307,127, Acquisition Dates 2/5/16-3/17/17), 3/6/20[2,3]	2,253,438	72,110
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
4.914% [T-BILL 3MO+337], 6/6/20[2,3]	3,000,000	3,014,250
13.064% [T-BILL 3MO+1,152], (Cost $1,600,169, Acquisition Date 2/22/17), 6/6/20[2,3]	1,568,793	7,844
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
4.714% [T-BILL 3MO+317], 6/6/21[2,3]	1,375,000	1,373,556
6.594% [T-BILL 3MO+505], 6/6/21[2,3]	1,000,000	1,000,000
14.264% [T-BILL 3MO+1,272], 12/6/21[2,3]	250,000	247,588
Residential Reinsurance 2018 Ltd. Catastrophe Linked Nts.:
3.045%, 3/6/20[2,5]	2,152,649	102,897
4.794% [T-BILL 3MO+325], 6/6/22[2,3]	4,000,000	3,946,200
12.544% [T-BILL 3MO+1,100], 12/6/22[2,3]	2,500,000	2,433,375
Residential Reinsurance 2019 Ltd. Catastrophe Linked Nts.:
6.044% [T-BILL 3MO+450], 6/6/23[2,3]	500,000	502,475
13.044% [T-BILL 3MO+1,150], 12/6/23[2,3]	1,000,000	997,650
25.235%, 12/6/20[2,5]	1,250,000	972,313
Riverfront Re Ltd. Catastrophe Linked Nts.:
6.454% [T-BILL 3MO+491], 1/15/21[2,3]	3,000,000	2,969,550
8.054% [T-BILL 3MO+651], 1/15/21[2,3]	3,750,000	3,715,313
Sanders Re II Ltd. Catastrophe Linked Nts., 14.011%
[US0003M+1225], 4/7/23[2,3]	3,750,000	3,371,063
Sanders Re Ltd. Catastrophe Linked Nts.:
4.591% [US0006M+299], 12/6/21[2,3]	3,500,000	3,430,525
4.824% [US0006M+314], 6/5/20[2,3]	4,250,000	4,274,438
7.044% [T-BILL 3MO+550], 4/7/22[2,3]	3,500,000	3,210,375
SD Re Ltd. Catastrophe Linked Nts., 5.806%
[US0003M+400], 10/19/21[2,3]	5,900,000	5,639,515
Spectrum Capital Ltd. Catastrophe Linked Nts., 7.345%
[US0006M+575], 6/8/21[2,3]	1,500,000	1,501,125
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts.:
10.174% [T-BILL 3MO+863], 1/8/22[2,3]	1,250,000	1,260,313

13      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Multiple Event (Continued)
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts.: (Continued) 12.134% [T-BILL 3MO+1,059], 1/8/22[2,3]		$750,000	$752,888
			168,895,766

Other—4.4%
Alamo Re Ltd. Catastrophe Linked Nts., 6.046% [T-BILL 1MO+450], 6/8/22[2,3]		500,000	500,825
Benu Capital DAC Catastrophe Linked Nts.:
2.55% [EUR003M+255], (Cost $ 308,984, Acquisition Date 2/9/18), 1/8/20[2,3]	EUR	250,000	280,460
3.35% [EUR003M+335], (Cost $ 1,170,578, Acquisition Dates 1/8/16-2/9/18), 1/8/20[2,3]	EUR	1,000,000	1,121,784
Cape Lookout Re Ltd. Catastrophe Linked Nts.:
5.794% [T-BILL 1MO+425], 2/25/22[2,3]		2,750,000	2,703,937
8.294% [T-BILL 1MO+675], 5/9/22[2,3]		1,250,000	1,241,187
Horse Capital I DAC Catastrophe Linked Nts., 12.00%
[EUR003M+1200], 6/15/20[2,3]	EUR	4,000,000	4,593,137
Integrity Re Ltd. Catastrophe Linked Nts., 6.431%
[US0003M+475], 6/12/23[2,3]		1,000,000	1,005,050
Vitality Re IX Ltd. Catastrophe Linked Nts., 3.296% [T-BILL 3MO+175], 1/10/22[2,3]		500,000	501,375
Vitality Re VII Ltd. Catastrophe Linked Nts.:
3.696% [T-BILL 3MO+215], 1/7/20[2,3]		1,000,000	1,003,550
4.196% [T-BILL 3MO+265], 1/7/20[2,3]		250,000	250,888
Vitality Re VIII Ltd. Catastrophe Linked Nts., 3.546% [T-BILL 3MO+200], 1/8/21[2,3]		750,000	753,188
Vitality Re X Ltd. Catastrophe Linked Nts.:
3.296% [T-BILL 3MO+175], 1/10/23[2,3]		1,250,000	1,255,938
3.546% [T-BILL 3MO+200], 1/10/23[2,3]		500,000	503,025
			15,714,344

Pandemic—0.3%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 8.713% [US0006M-40+690], 7/15/20[2,3]		1,000,000	1,006,050

Windstorm—15.7%
Akibare Re Ltd. Catastrophe Linked Nts.:
2.403% [US0006M+50], 4/7/20[2,3]		2,460,000	13,530
3.989% [US0003M+190], 4/7/22[2,3]		4,250,000	3,791,000
3.989% [US0003M+190], 4/7/22[2,3]		2,500,000	2,231,250
Aozora Re Ltd. Catastrophe Linked Nts.:
3.685% [US0006M+200], 4/7/21[2,3]		5,500,000	4,807,000
4.193% [US0006M+229], 4/7/20[2,3]		3,500,000	3,281,250
Casablanca Re Ltd. Catastrophe Linked Nts.:
6.356% [US0006M+486], 6/4/20[2,3]		1,500,000	1,521,675
16.977% [US0006M+1,549], 6/4/20[2,3]		1,250,000	250,000

14      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

		Principal Amount	Value
Windstorm (Continued)
Citrus Re Ltd. Catastrophe Linked Nts., 1.644% [T-BILL 3MO+10], (Cost $1,428,255, Acquisition Dates 4/3/18-4/10/18), 2/25/21[2,3]		$1,420,567	$823,929
Everglades Re II Ltd. Catastrophe Linked Nts., 6.774% [T-BILL 3MO+523], 5/8/20[2,3]		1,500,000	1,516,125
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 5.464% [T-BILL 3MO+392], 6/7/21[2,3]		3,000,000	2,981,850
Frontline Re Ltd. Catastrophe Linked Nts.:
2.044% [T-BILL 3MO+50], 7/6/22[2,3]		345,059	253,618
9.284% [T-BILL 3MO+774], 7/6/22[2,3]		3,250,000	2,673,125
Hexagon II Reinsurance DAC Catastrophe Linked Nts.,
4.751% [EUR003M+515], 1/17/24[2,3]	EUR	2,000,000	2,248,896
Hexagon Reinsurance DAC Catastrophe Linked Nts.:
6.66% [EUR003M+666], (Cost $3,145,285, Acquisition Dates 12/12/17-10/9/19), 1/19/22[2,3]	EUR	2,800,000	3,130,317
8.22% [EUR003M+822], (Cost $4,140,552, Acquisition Dates 12/12/17-10/9/19), 1/19/22[2,3]	EUR	3,650,000	4,072,813
Integrity Re Ltd. Catastrophe Linked Nts.:
5.74% [US0003M+401], 6/10/22[2,3]		2,000,000	1,984,500
6.057% [US0006M+457], 6/10/20[2,3]		300,000	303,615
15.837% [US0006M+1,435], 6/10/20[2,3]		750,000	754,200
Long Point Re III Ltd. Catastrophe Linked Nts., 4.294% [T-BILL 3MO+275], 6/1/22[2,3]		3,750,000	3,727,687
Manatee Re II Ltd. Catastrophe Linked Nts.:
5.934% [T-BILL 3MO+439], 6/7/21[2,3]		2,250,000	2,254,613
9.884% [T-BILL 3MO+834], 6/7/21[2,3]		2,750,000	2,763,063
Matterhorn Re Ltd. Catastrophe Linked Nts.:
6.091%, 12/7/20[2,5]		1,000,000	952,250
6.794% [T-BILL 3MO+525], 12/7/21[2,3,4]		1,000,000	1,000,000
9.044% [T-BILL 3MO+750], 12/7/21[2,3,4]		750,000	750,000
Pelican IV Re Ltd. Catastrophe Linked Nts.:
3.545% [US0006M+204], 5/5/20[2,3]		500,000	500,125
3.875% [US0003M+229], 5/7/21[2,3]		3,500,000	3,495,275
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.995% [US0006M+525], 4/8/20[2,3]		4,000,000	4,008,200
			56,089,906
Total Event-Linked Bonds (Cost $380,977,526)			348,508,125

		Shares
Investment Company—1.4%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[6] (Cost $5,119,156)		5,119,156	5,119,156
Total Investments, at Value (Cost $390,846,682)		100.5%	358,371,051
Net Other Assets (Liabilities)		(0.5)	(1,956,191)
Net Assets		100.0%	$356,414,860

Footnotes to Schedule of Investments

1. Non-income producing security.

15      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (Continued)

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $345,199,274, which represented 96.85% of the Fund’s Net Assets.

3. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Forward Currency Exchange Contracts as of December 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
HSBC	02/2020	USD	20,227	EUR	18,278	$—	$(336,845)
HSBC	02/2020	USD	3,222	GBP	2,500	—	(93,980)

Total Unrealized Appreciation and Depreciation						$—	$(430,825)

Glossary:

HSBC	HSBC Bank USA NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound Sterling

Definitions
EUR003M	EURIBOR 3 Month ACT/360
GBP T-BILL 3MO	UK Treasury Bill 3 Month
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $385,727,526)	$353,251,895
Affiliated companies (cost $5,119,156)	5,119,156

358,371,051

Cash	1,978,526

Receivables and other assets:
Interest and dividends	3,357,950
Other	200,046

Total assets	363,907,573

Liabilities
Unrealized depreciation on forward currency exchange contracts	430,825

Payables and other liabilities:
Investments purchased	6,761,966
Trustees’ compensation	29,121
Shareholder communications	19,282
Shares of beneficial interest redeemed	12,597
Transfer and shareholder servicing agent fees	10,494
Advisory fees	3,759
Administration fees	140
Other	224,529

Total liabilities	7,492,713

Net Assets—applicable to 22,220,368 shares of beneficial interest outstanding	$356,414,860

Net Assets, Redemption Price Per Share and Offering Price Per Share	$16.04

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

STATEMENT

OF OPERATIONS

	Three Months Ended December 31, 2019	Year Ended September 30, 2019

Investment Income
Interest (net of foreign withholding taxes of $81 and 2,557)	$6,248,936	$29,024,215

Dividends:
Affiliated companies	20,638	148,004

Total investment income	6,269,574	29,172,219

Expenses
Advisory fees	345,925	1,425,922

Administration fees	12,867	17,450

Transfer and shareholder servicing agent fees	4,485	18,042

Shareholder communications	7,712	15,750

Legal, auditing and other professional fees	52,481	91,299

Trustees’ compensation	5,287	15,470

Custodian fees and expenses	1,766	14,378

Other	5,968	11,439

Total expenses	436,491	1,609,750
Less waivers, reimbursements of expenses, and offset arrangements	(34,209)	(9,909)

Net expenses	402,282	1,599,841

Net Investment Income	5,867,292	27,572,378

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	(4,354,814)	(16,172,813)
Foreign currency transactions	(2,224)	(8,778)
Forward currency exchange contracts	164,031	1,750,976
Increase from payment by affiliate	141,727	—

Net realized loss	(4,051,280)	(14,430,615)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	3,950,545	(12,979,024)
Affiliated companies	(39)	39
Translation of assets and liabilities denominated in foreign currencies	5,185	(2,571)
Forward currency exchange contracts	(808,169)	178,134

Net change in unrealized appreciation/(depreciation)	3,147,522	(12,803,422)

Net Increase in Net Assets Resulting from Operations	$4,963,534	$338,341

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Three Months Ended December 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018

Operations
Net investment income	$5,867,292	$27,572,378	$21,539,078

Net realized gain (loss)	(4,051,280)	(14,430,615)	(8,909,065)

Net change in unrealized appreciation/(depreciation)	3,147,522	(12,803,422)	(556,178)

Net increase in net assets resulting from operations	4,963,534	338,341	12,073,835

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Proceeds from contributions	15,464	127,534,469	155,080,112
Payments for withdrawals	(7,417,970)	(142,256,245)	(53,375,102)

Total beneficial interest transactions	(7,402,506)	(14,721,776)	101,705,010

Net Assets
Total increase (decrease)	(2,438,972)	(14,383,435)	113,778,845

Beginning of period	358,853,832	373,237,267	259,458,422

End of period	$356,414,860	$358,853,832	$373,237,267

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

FINANCIAL HIGHLIGHTS

Class R6	Three Months Ended December 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$15.82	$15.79	$15.23	$15.93	$15.10	$14.39

Income (loss) from investment operations:
Net investment income[1]	0.26	1.19	1.04	0.94	0.80	0.79
Net realized and unrealized gain (loss)	(0.04)	(1.16)	(0.48)	(1.64)	0.03	(0.08)

Total from investment operations	0.22	0.03	0.56	(0.70)	0.83	0.71

Net asset value, end of period	$16.04	$15.82	$15.79	$15.23	$15.93	$15.10

Total Return, at Net Asset Value[2]	1.39%	0.19%	3.68%	(4.39)%	5.50%	4.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,415	$358,854	$373,237	$259,458	$294,575	$307,778

Average net assets (in thousands)	$356,723	$360,713	$321,370	$278,438	$302,605	$311,603

Ratios to average net assets:[3]
Net investment income	6.53%	7.64%	6.70%	5.84%	5.22%	5.40%
Total expenses[4]	0.49%	0.45%	0.45%	0.46%	0.45%	0.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%[5]	0.45%[5]	0.46%[5]	0.45%[5]	0.43%[5]

Portfolio turnover rate[6]	12%	14%	33%	53%	43%	42%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from fund fees and expenses were as follows:

Three Months Ended December 31, 2019	0.49%
Year Ended September 30, 2019	0.45%
Year Ended September 30, 2018	0.45%
Year Ended September 30, 2017	0.46%
Year Ended September 30, 2016	0.45%
Year Ended September 30, 2015	0.43%

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Master Event-Linked Bond Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Master Event-Linked Bond Fund, LLC (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class E shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class E Shares prior to the Reorganization is included with Class R6 Shares throughout this report.

Effective December 31, 2019, the Fund’s fiscal year changed from September 30 to December 31.

The Fund’s investment objective is to seek total return.

The Fund’s shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), which means that the Fund’s shares may not be sold publicly. However, the Trust may sell the Fund’s shares through private placements pursuant to available exemptions from registration under the 1933 Act. Shares of the Fund are sold only to other investment companies.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “passthrough” entity, the Fund pays no dividends or capital gain distributions.

The Fund currently offers Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Event-linked bonds are generally valued at the mean between the bid and ask prices utilizing evaluated prices obtained from third party pricing services or broker dealers. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities,

21      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

22      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

23      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Federal Income Taxes - The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

The Fund has analyzed its tax positions for the fiscal year ended December 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

E.	Accounting Estimates - The financial statements are prepared on a basis in

24      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
F.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

G.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

H.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale

25      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Event-Linked Bonds - The Fund invests in event-linked, which are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event that leads to economic loss, such as an earthquake or hurricane. In most cases, the trigger event will not be deemed to have occurred unless the event happened in a geographic area and was of a certain magnitude or caused a certain amount of actual or modeled loss. If the trigger event occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and additional interest. If the trigger event does not occur, the Fund will recover its principal plus interest. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation/depreciation on investments. The Fund records a realized gain/loss in the Statement of Operations upon the sale or maturity of the investment.

K.

Other Risks - The Fund’s investments are concentrated in event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type.

26      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

The Fund may invest in event-linked bonds that are below investment grade (sometimes referred to as “high yield” or “junk” bonds. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.38% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.45% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the three months ended December 31, 2019, the Adviser waived advisory fees of

27      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

$1,358 and reimbursed fund expenses of $32,851.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the three months ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the three months ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market

28      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Preferred Stocks	$—	$4,743,770	$—	$4,743,770
Event-Linked Bonds	—	348,508,125	—	348,508,125
Investment Company	5,119,156	—	—	5,119,156

Total Assets	$5,119,156	$353,251,895	$—	$358,371,051

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(430,825)	$—	$(430,825)

Total Liabilities	$—	$(430,825)	$—	$(430,825)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

29      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

HSBC Bank USA NA	$(430,825)	$—	$—	$—	$(430,825)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts		Unrealized depreciation on foreign currency exchange contracts	$430,825

Total		$—		$430,825

Effect of Derivative Investments for the Three Months Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$ 164,031
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$ (808,169)

30      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

The table below summarizes the three months average notional value of forward foreign currency contracts during the period.

Forward foreign currency contracts
Average notional amount	$25,523,152

Note 5 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures the Fund engaged in transactions with affiliates as listed: Securities purchases of $7,250,000, which resulted in net realized gains (losses) of $0.

Note 6 - Director and Officer Fees and Benefits

Certain Directors have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Directors under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Directors. The Fund purchases shares of the funds selected for deferral by the Directors in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate

31      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended December 31, 2019 was $43,587,914 and $43,165,562, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Three Months Ended		Year Ended September 30,		Year Ended September 30,
	December 31, 2019[1]			2019[2]		2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R6
Sold	967	$15,464	8,298,231	$127,534,469	10,042,804	$155,080,112
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	(462,998)	(7,417,970)	(9,258,288)	(142,256,245)	(3,433,950)	(53,375,102)

Net increase (decrease)	(462,031)	$(7,402,506)	(960,057)	$(14,721,776)	6,608,854	$101,705,010

1.

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 44% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2.

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 44% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

32      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Master Event-Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Master Event-Linked Bond Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 1, 2019 through December 31, 2019 and for the year ended September 30, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 2019 through December 31, 2019 and for the year ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Master Event-Linked Bond Fund (formerly known as Oppenheimer Master Event-Linked Bond Fund, LLC) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

33      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends.

For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

35      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

36      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

37      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

38      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

39      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

40      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

41      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

42      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

43      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

44      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

45      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

46      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

47      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

48      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

49      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

50      INVESCO OPPENHEIMER MASTER EVENT-LINKED BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
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◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MELB-AR-1 02252020

Shareholder Report for the Six Months Ended 12/31/2019

Invesco

Oppenheimer

Main Street Mid Cap

Fund®*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Mid Cap Fund®. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Table of Contents

Fund Performance Discussion	4

Top Holdings and Allocations	7

Fund Expenses	10

Schedule of Investments	12

Statement of Assets and Liabilities	15

Statement of Operations	17

Statement of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	44

Tax Information	46

Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments	47

Trustees and Officers	48

Invesco’s Privacy Notice	59

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Index
1-Year	32.15%	24.87%	30.54%
5-Year	6.95	5.75	9.33
10-Year	11.36	10.73	13.19

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (at NAV) returned 8.95% during the June 30, 2019 to December 31, 2019 reporting period. In comparison, the Russell Mid Cap Index returned 7.58% during the same period. The Fund’s outperformance was mainly driven by stock selection within the consumer discretionary, energy, and health care sectors. This was partially offset by negative stock selection within the consumer staples and industrials sectors along with an overweight exposure to the energy sector which significantly underperformed the broad market despite our relatively strong results within that sector.

MARKET OVERVIEW

The U.S. economy experienced slowing growth over the course of 2019, notably in the industrial economy where some manufacturing indicators dipped into negative territory as the impact of trade wars and tariffs weighed on export demand. Nevertheless, overall employment and consumption remained solid. U.S. stocks were range-bound until late in the year, before driving higher to new record levels in the fourth calendar quarter. A reversal of Federal Reserve policy from tightening to easing drove lower interest rates during the spring and summer months, which along with overall economic resiliency gave comfort to equity investors despite ongoing political turmoil at home and abroad.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FUND REVIEW

The key individual contributors to relative returns included Visteon, Applied Materials, and Burlington Stores.

Automobile “infotainment” electronics supplier Visteon recovered strongly in the second half of the year from prior share price weakness, as investors were encouraged by improving quarterly results that exceeded expectations. Recent operational issues appear to have been resolved, and Visteon also reversed sales declines in China, outperforming competitors whose volumes were still down year-over-year.

Applied Materials’, a semiconductor equipment company, continues to benefit from strong secular end demand drivers. Despite more recent temporary softness in demand, the market is discounting improved demand looking forward.

Burlington Stores has been one of the strongest performers in the consumer space as it continues to execute on its off-price business model and inventory management. This has led to some of the strongest same-store-sales numbers across retail companies.

The key individual detractors to relative returns included Spirit Airlines, UGI Corp., and Elanco Animal Health.

Spirit Airlines faced several headwinds during the year including a spike in costs driven by poor execution from stretching the network too thin, runway construction at its main hub in Fort Lauderdale, and hurricane Dorian.

UGI was negatively impacted as the utilities sector as a group underperformed toward the end of the year as so-called “bond proxies” were out of favor.

Elanco Animal Health sold-off in late August after announcing the acquisition of Bayer’s Animal Health business due to concerns around cost of the deal and size of the integration.

STRATEGY & OUTLOOK

In the short-term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 and early 2019, driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. However, there are several warning signs on the horizon including less synchronized global growth, weakening transport volumes, poor ISM purchasing managers surveys, and a recent flattening/ inversion of the yield curve. While a recession later this year would not surprise us, it is not our base case assumption at this time.

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. The evidence of this we look for in our companies include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently

5      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

Portfolio Managers: Raymond Anello, Matthew Ziehl, Raman Vardharaj, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz, Adam Weiner

6      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Fiserv, Inc.	3.1%
Noble Energy, Inc.	2.8
Westinghouse Air Brake Technologies Corp.	2.7
UGI Corp.	2.7
Coca-Cola European Partners plc	2.5
Prologis, Inc.	2.5
Elanco Animal Health, Inc.	2.4
Eastman Chemical Co.	2.4
T-Mobile US, Inc.	2.3
Canadian Pacific Railway Ltd.	2.3

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	9.2%
Real Estate Investment Trusts (REITs)	7.7
Machinery	7.2
Health Care Equipment & Supplies	6.5
IT Services	6.0
Semiconductors & Semiconductor Equipment	4.7
Commercial Banks	4.0
Beverages	3.7
Health Care Providers & Services	3.7
Gas Utilities	3.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	32.15%	6.95%	11.36%
Class C (OPMCX)	8/2/99	31.20	6.16	10.54
Class R (OPMNX)	3/1/01	31.86	6.68	11.08
Class Y (OPMYX)	8/2/99	32.48	7.22	11.70
Class R5 (MSMJX)[1]	5/24/19	32.43	7.00	11.39
Class R6 (OPMIX)[2]	10/26/12	32.74	7.41	12.05	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	24.87%	5.75%	10.73%
Class C (OPMCX)	8/2/99	30.20	6.16	10.54
Class R (OPMNX)	3/1/01	31.86	6.68	11.08
Class Y (OPMYX)	8/2/99	32.48	7.22	11.70
Class R5 (MSMJX)[1]	5/24/19	32.43	7.00	11.39
Class R6 (OPMIX)[2]	10/26/12	32.74	7.41	12.05	[3]

1. Class R5 and Class R6 shares’ performance show prior to the inception date (the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class I, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class R6 and Class Y respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and

8      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,089.50	$5.81
Class C	1,000.00	1,085.60	9.72
Class R	1,000.00	1,088.10	7.08
Class Y	1,000.00	1,091.10	4.44
Class R5	1,000.00	1,091.40	3.80
Class R6	1,000.00	1,092.10	3.54

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.66	5.62
Class C	1,000.00	1,015.93	9.39
Class R	1,000.00	1,018.45	6.84
Class Y	1,000.00	1,020.97	4.29
Class R5	1,000.00	1,021.58	3.68
Class R6	1,000.00	1,021.83	3.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.84
Class R	1.34
Class Y	0.84
Class R5	0.72
Class R6	0.67

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—99.4%
Consumer Discretionary—8.4%
Auto Components—1.7%
Visteon Corp.[1]	415,031	$35,937,534
Entertainment—0.9%
Zynga, Inc., Cl. A1	3,274,170	20,037,920
Hotels, Restaurants & Leisure—2.0%
Wendy’s Co. (The)	1,918,285	42,605,110
Household Durables—0.9%
DR Horton, Inc.	340,440	17,958,210
Leisure Products—0.5%
Peloton Interactive, Inc., Cl. A1	393,514	11,175,798
Specialty Retail—2.4%
Burlington Stores, Inc.[1]	113,142	25,799,770
O’Reilly Automotive, Inc.[1]	29,106	12,755,996
Ulta Beauty, Inc.[1]	44,690	11,312,827

		49,868,593
Consumer Staples—6.3%
Beverages—3.7%
Coca-Cola European Partners plc	1,036,941	52,759,558
Constellation Brands, Inc., Cl. A	138,261	26,235,025

		78,994,583
Food & Staples Retailing—1.4%
BJ’s Wholesale Club Holdings, Inc.[1]	1,318,069	29,972,889
Food Products—1.2%
Conagra Brands, Inc.	723,244	24,763,874
Energy—11.2%
Energy Equipment & Services—2.0%
Schlumberger Ltd.	1,068,718	42,962,464
Oil, Gas & Consumable Fuels—9.2%
Diamondback Energy, Inc.	401,163	37,251,996
Magellan Midstream Partners LP	652,622	41,030,345
Matador Resources Co.[1]	762,438	13,701,011
Noble Energy, Inc.	2,373,299	58,952,747

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Shell Midstream Partners LP	2,132,661	$43,101,079

		194,037,178
Financials—17.3%
Capital Markets—1.4%
E*TRADE Financial Corp.	308,837	14,011,934
Tradeweb Markets, Inc., Cl. A	335,971	15,572,256

		29,584,190
Commercial Banks—4.0%
East West Bancorp, Inc.	452,368	22,030,322
Huntington Bancshares, Inc.	623,382	9,400,600
Sterling Bancorp	803,350	16,934,618
SVB Financial Group[1]	66,692	16,742,360
TCF Financial Corp.	425,311	19,904,555

		85,012,455
Consumer Finance—1.1%
Capital One Financial Corp.	219,311	22,569,295
Insurance—3.1%
Arthur J. Gallagher & Co.	247,910	23,608,469
Fidelity National Financial, Inc.	504,590	22,883,157
Lincoln National Corp.	314,019	18,530,261

		65,021,887
Real Estate Investment Trusts (REITs)—7.7%
EPR Properties	248,166	17,530,446
Equinix, Inc.	28,877	16,855,505
Lamar Advertising Co., Cl. A	202,005	18,030,966
Outfront Media, Inc.	619,314	16,610,002
Prologis, Inc.	591,750	52,748,595
SL Green Realty Corp.	443,825	40,778,641

		162,554,155
Health Care—14.7%
Biotechnology—2.1%
Sarepta Therapeutics, Inc.[1]	76,993	9,935,177
Seattle Genetics, Inc.[1]	164,901	18,841,588

12      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[1]	71,360	$15,624,272

		44,401,037
Health Care Equipment & Supplies—6.5%
Boston Scientific Corp.[1]	504,215	22,800,602
DexCom, Inc.[1]	96,603	21,130,940
IDEXX Laboratories, Inc.[1]	68,160	17,798,621
Intuitive Surgical, Inc.[1]	28,370	16,770,926
Teleflex, Inc.	28,534	10,741,339
Zimmer Biomet Holdings, Inc.	316,877	47,430,149

		136,672,577
Health Care Providers & Services—3.7%
Guardant Health, Inc.[1]	127,166	9,936,751
HCA Healthcare, Inc.	95,820	14,163,154
Humana, Inc.	75,570	27,697,917
LHC Group, Inc.[1]	186,070	25,633,003

		77,430,825
Pharmaceuticals—2.4%
Elanco Animal Health, Inc.[1]	1,725,400	50,813,030
Industrials—16.9%
Aerospace & Defense—2.1%
L3Harris Technologies, Inc.	221,980	43,923,183
Airlines—1.4%
Spirit Airlines, Inc.[1]	743,501	29,970,525
Commercial Services & Supplies—1.7%
IAA, Inc.[1]	416,470	19,599,078
Republic Services, Inc., Cl. A	190,960	17,115,745

		36,714,823
Machinery—7.2%
Chart Industries, Inc.[1]	175,491	11,843,888
Ingersoll-Rand plc	277,460	36,879,983
ITT, Inc.	246,804	18,241,284
Stanley Black & Decker, Inc.	167,228	27,716,369

	Shares	Value
Machinery (Continued)
Westinghouse Air Brake Technologies Corp.	726,113	$56,491,591

		151,173,115
Professional Services—1.4%
Korn Ferry	702,070	29,767,768
Road & Rail—2.3%
Canadian Pacific Railway Ltd.	186,550	47,560,922
Trading Companies & Distributors—0.8%
Fastenal Co.	433,720	16,025,954
Information Technology—12.9%
Communications Equipment—1.5%
Motorola Solutions, Inc.	196,013	31,585,535
IT Services—6.0%
Amdocs Ltd.	339,394	24,500,853
Fiserv, Inc.[1]	567,063	65,569,494
KBR, Inc.	711,736	21,707,948
Perspecta, Inc.	537,736	14,217,740

		125,996,035
Semiconductors & Semiconductor Equipment—4.7%
Applied Materials, Inc.	527,627	32,206,352
Microchip Technology, Inc.	332,952	34,866,734
MKS Instruments, Inc.	287,803	31,661,208

		98,734,294
Software—0.7%
Q2 Holdings, Inc.[1]	178,390	14,463,861
Materials—3.0%
Chemicals—2.4%
Eastman Chemical Co.	630,929	50,007,433
Metals & Mining—0.6%
Franco-Nevada Corp.	118,438	12,234,645
Telecommunication Services—2.3%
Wireless Telecommunication Services—2.3%
T-Mobile US, Inc.[1]	618,106	48,471,872
Utilities—6.4%
Electric Utilities—0.8%
PPL Corp.	472,599	16,956,852

13      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Gas Utilities—3.2%
South Jersey Industries, Inc.	327,865	$10,812,987
UGI Corp.	1,243,980	56,178,137

		66,991,124
Multi-Utilities—2.4%
Dominion Energy, Inc.	427,010	35,364,968
Public Service Enterprise Group, Inc.	270,769	15,988,910

		51,353,878

Total Common Stocks (Cost $1,709,736,474)		2,094,305,423

	Shares	Value
Investment Company—0.6%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[2] (Cost $12,429,689)	12,429,689	$12,429,689

Total Investments, at Value (Cost $1,722,166,163)	100.0%	2,106,735,112
Net Other Assets (Liabilities)	(0.0)	(272,352)

Net Assets	100.0%	$2,106,462,760

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $1,709,736,474)	$2,094,305,423
Affiliated companies (cost $12,429,689)	12,429,689

2,106,735,112
Cash	4,038,840
Receivables and other assets:
Investments sold	10,567,848
Dividends	2,908,445
Shares of beneficial interest sold	2,117,673
Other	363,908

Total assets	2,126,731,826

Liabilities
Payables and other liabilities:
Investments purchased	12,916,516
Shares of beneficial interest redeemed	5,116,925
Transfer and shareholder servicing agent fees	1,226,616
Distribution and service plan fees	425,379
Trustees’ compensation	255,332
Shareholder communications	210,518
Advisory fees	36,238
Administration fees	827
Other	80,715

Total liabilities	20,269,066
Net Assets	$2,106,462,760

Composition of Net Assets
Shares of beneficial interest	$1,690,312,211
Total distributable earnings	416,150,549

Net Assets	$2,106,462,760

15      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,326,188,474 and 50,747,869 shares of beneficial interest outstanding)	$26.13

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$27.65

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $111,245,681 and 5,450,133 shares of beneficial interest outstanding)	$20.41

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $145,346,218 and 5,953,959 shares of beneficial interest outstanding)	$24.41

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $458,670,319 and 15,984,505 shares of beneficial interest outstanding)	$28.69

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,955 and 418.235 shares of beneficial interest outstanding)	$26.19

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $65,001,113 and 2,270,221 shares of beneficial interest outstanding)	$28.63

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF

OPERATIONS

	Six Months Ended December 31, 2019	Year Ended June 30, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $52,359 and $134,445, respectively)	$16,940,307	$32,156,644
Affiliated companies	394,841	1,019,360
Interest	—	27,678
Total investment income	17,335,148	33,203,682
Expenses
Advisory fees	6,725,580	15,172,123
Administration fees	153,535	25,774
Distribution and service plan fees:
Class A	1,583,553	3,091,672
Class C	566,443	2,445,238
Class R	366,312	790,853
Transfer and shareholder servicing agent fees:
Class A	1,408,948	2,505,848
Class C	121,785	482,389
Class R	157,514	312,590
Class Y	502,335	977,510
Class R5	4	1
Class R6	16,601	65,483
Shareholder communications:
Class A	94,131	52,851
Class C	8,079	10,559
Class R	10,507	5,507
Class Y	33,518	16,176
Class R5	1	—
Class R6	7,764	3,059
Trustees’ compensation	15,985	67,562
Borrowing fees	—	65,771
Custodian fees and expenses	5,400	12,915
Other	83,129	151,421
Total expenses	11,861,124	26,255,302
Less waivers, reimbursements and offset arrangement(s)	(303,403)	(124,978)
Net expenses	11,557,721	26,130,324
Net Investment Income	5,777,427	7,073,358

17      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

	Six Months Ended December 31, 2019	Year Ended June 30, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

Investment transactions in unaffiliated companies (includes net gains (losses) from securities sold to affiliates of $1,003 and $(567,605), respectively)	$85,583,265	$182,531,278

Foreign currency transactions	—	(798)

Net realized gain (loss)	85,583,265	182,530,480
Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	90,440,095	(152,875,082)
Net Increase (Decrease) in Net Assets Resulting from Operations	$181,800,787	$36,728,756

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Year Ended June 30, 2018
Operations
Net investment income	$5,777,427	$7,073,358	$2,598,479
Net realized gain (loss)	85,583,265	182,530,480	241,505,451
Net change in unrealized appreciation/(depreciation)	90,440,095	(152,875,082)	48,136,949
Net increase in net assets resulting from operations	181,800,787	36,728,756	292,240,879
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(63,196,401)	(129,236,446)	(187,418,987)
Class B	—	—	(652,662)
Class C	(6,727,260)	(31,252,854)	(42,670,810)
Class R	(7,447,588)	(17,143,063)	(23,823,590)
Class Y	(20,574,164)	(47,435,484)	(76,335,533)
Class R5	(543)	—	—
Class R6	(2,773,998)	(21,243,038)	(45,252,150)
Total distributions from distributable earnings	(100,719,954)	(246,310,885)	(376,153,732)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(86,584,010)	81,517,124	(60,646,642)
Class B	—	—	(8,402,566)
Class C	(15,004,302)	(115,465,588)	(16,228,284)
Class R	(12,265,226)	(4,836,902)	(745,050)
Class Y	(38,953,232)	(81,549,877)	(28,555,814)
Class R5	—	10,000	—
Class R6	(64,825,608)	(185,852,891)	(39,710,017)
Total beneficial interest transactions	(217,632,378)	(306,178,134)	(154,288,373)
Net Assets
Total decrease	(136,551,545)	(515,760,263)	(238,201,226)
Beginning of period	2,243,014,305	2,758,774,568	2,996,975,794
End of period	$2,106,462,760	$2,243,014,305	$2,758,774,568

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$25.18	$27.59	$28.59	$25.57	$30.15	$33.30

Income (loss) from investment operations:
Net investment income[1]	0.07	0.08	0.02	0.10	0.11	0.14
Net realized and unrealized gain (loss)	2.18	0.25	2.84	3.72	(1.44)	1.47

Total from investment operations	2.25	0.33	2.86	3.82	(1.33)	1.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.12)	(0.23)	(0.11)	(0.19)
Distributions from net realized gain	(1.30)	(2.74)	(3.74)	(0.57)	(3.14)	(4.57)

Total dividends and/or distributions to shareholders	(1.30)	(2.74)	(3.86)	(0.80)	(3.25)	(4.76)

Net asset value, end of period	$26.13	$25.18	$27.59	$28.59	$25.57	$30.15

Total Return, at Net Asset Value[2]	8.95%	2.50%	10.67%	15.17%	(3.80)%	5.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,326,188	$1,364,726	$1,383,592	$1,486,121	$1,521,154	$1,806,592

Average net assets (in thousands)	$1,302,609	$1,272,634	$1,432,127	$1,529,015	$1,587,983	$1,870,139

Ratios to average net assets:[3]
Net investment income	0.51%	0.30%	0.08%	0.37%	0.43%	0.46%
Expenses excluding specific expenses listed below	1.12%	1.09%	1.10%	1.11%	1.11%	1.10%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.12%	1.09%	1.10%	1.11%	1.11%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.09%[6]	1.09%	1.10%	1.11%[6]	1.10%[6]

Portfolio turnover rate[7]	27%	59%	60%	68%	87%	82%

20      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended December 31, 2019	1.12%
Year Ended June 30, 2019	1.09%
Year Ended June 30, 2018	1.10%
Year Ended June 30, 2017	1.11%
Year Ended June 30, 2016	1.11%
Year Ended June 30, 2015	1.10%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$20.00	$22.69	$24.22	$21.79	$26.29	$29.66

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.09)	(0.16)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	1.73	0.14	2.37	3.17	(1.29)	1.28

Total from investment operations	1.71	0.05	2.21	3.08	(1.36)	1.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.08)	0.00	0.00
Distributions from net realized gain	(1.30)	(2.74)	(3.74)	(0.57)	(3.14)	(4.57)

Total dividends and/or distributions to shareholders	(1.30)	(2.74)	(3.74)	(0.65)	(3.14)	(4.57)

Net asset value, end of period	$20.41	$20.00	$22.69	$24.22	$21.79	$26.29

Total Return, at Net Asset Value[2]	8.56%	1.75%	9.84%	14.32%	(4.54)%	4.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,246	$123,764	$269,651	$301,630	$320,353	$386,109

Average net assets (in thousands)	$112,512	$244,587	$285,434	$318,643	$333,636	$391,675

Ratios to average net assets:[3]
Net investment income (loss)	(0.23)%	(0.46)%	(0.68)%	(0.38)%	(0.33)%	(0.29)%
Expenses excluding specific expenses listed below	1.88%	1.85%	1.85%	1.86%	1.86%	1.85%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.88%	1.85%	1.85%	1.86%	1.86%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.84%	1.84%	1.85%	1.86%[6]	1.85%[6]

Portfolio turnover rate[7]	27%	59%	60%	68%	87%	82%

22      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended December 31, 2019	1.88%
Year Ended June 30, 2019	1.85%
Year Ended June 30, 2018	1.85%
Year Ended June 30, 2017	1.86%
Year Ended June 30, 2016	1.86%
Year Ended June 30, 2015	1.85%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$23.63	$26.13	$27.28	$24.44	$28.97	$32.18

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.01	(0.05)	0.03	0.04	0.06
Net realized and unrealized gain (loss)	2.05	0.23	2.69	3.55	(1.40)	1.42

Total from investment operations	2.08	0.24	2.64	3.58	(1.36)	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.05)	(0.17)	(0.03)	(0.12)
Distributions from net realized gain	(1.30)	(2.74)	(3.74)	(0.57)	(3.14)	(4.57)

Total dividends and/or distributions to shareholders	(1.30)	(2.74)	(3.79)	(0.74)	(3.17)	(4.69)

Net asset value, end of period	$24.41	$23.63	$26.13	$27.28	$24.44	$28.97

Total Return, at Net Asset Value[2]	8.81%	2.28%	10.37%	14.88%	(4.08)%	5.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,346	$152,799	$171,923	$179,018	$176,639	$222,755

Average net assets (in thousands)	$145,572	$158,719	$176,425	$181,041	$187,074	$227,331

Ratios to average net assets:[3]
Net investment income (loss)	0.27%	0.05%	(0.18)%	0.12%	0.17%	0.21%
Expenses excluding specific expenses listed below	1.38%	1.35%	1.35%	1.36%	1.36%	1.35%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.38%	1.35%	1.35%	1.36%	1.36%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.34%	1.34%	1.35%	1.36%[6]	1.35%[6]

Portfolio turnover rate[7]	27%	59%	60%	68%	87%	82%

24      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended December 31, 2019	1.38%
Year Ended June 30, 2019	1.35%
Year Ended June 30, 2018	1.35%
Year Ended June 30, 2017	1.36%
Year Ended June 30, 2016	1.36%
Year Ended June 30, 2015	1.35%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$27.49	$29.84	$30.62	$27.33	$31.99	$35.05

Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.10	0.18	0.19	0.24
Net realized and unrealized gain (loss)	2.39	0.30	3.05	3.98	(1.53)	1.55

Total from investment operations	2.50	0.45	3.15	4.16	(1.34)	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	(0.19)	(0.30)	(0.18)	(0.28)
Distributions from net realized gain	(1.30)	(2.74)	(3.74)	(0.57)	(3.14)	(4.57)

Total dividends and/or distributions to shareholders	(1.30)	(2.80)	(3.93)	(0.87)	(3.32)	(4.85)

Net asset value, end of period	$28.69	$27.49	$29.84	$30.62	$27.33	$31.99

Total Return, at Net Asset Value[2]	9.11%	2.73%	10.96%	15.44%	(3.57)%	5.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$458,670	$477,999	$596,309	$637,592	$545,648	$688,662

Average net assets (in thousands)	$464,506	$496,175	$617,312	$569,056	$577,404	$659,360

Ratios to average net assets:[3]
Net investment income	0.77%	0.55%	0.32%	0.62%	0.67%	0.72%
Expenses excluding specific expenses listed below	0.88%	0.85%	0.85%	0.86%	0.86%	0.85%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.88%	0.85%	0.85%	0.86%	0.86%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.84%	0.84%	0.85%	0.86%[6]	0.85%[6]

Portfolio turnover rate[7]	27%	59%	60%	68%	87%	82%

26        INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended December 31, 2019	0.88%
Year Ended June 30, 2019	0.85%
Year Ended June 30, 2018	0.85%
Year Ended June 30, 2017	0.86%
Year Ended June 30, 2016	0.86%
Year Ended June 30, 2015	0.85%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27        INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Six Months Ended December 31, 2019	Period Ended June 30, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$25.18	$23.91

Income (loss) from investment operations:
Net investment income[2]	0.11	0.02
Net realized and unrealized gain	2.20	1.25

Total from investment operations	2.31	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(1.30)	0.00

Total dividends and/or distributions to shareholders	(1.30)	0.00

Net asset value, end of period	$26.19	$25.18

Total Return, at Net Asset Value[3]	9.19%	5.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$11

Average net assets (in thousands)	$11	$10

Ratios to average net assets:[4]
Net investment income	0.88%	0.66%
Expenses excluding specific expenses listed below	0.72%	0.74%
Interest and fees from borrowings	0.00%	0.00%

Total expenses[5]	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%[6]	0.72%

Portfolio turnover rate[7]	27%	59%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019..

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended December 31, 2019	0.72%
Period Ended June 30, 2019	0.74%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Class R6	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$27.41	$29.77	$30.57	$27.28	$31.95	$35.00

Income (loss) from investment operations:
Net investment income[1]	0.13	0.20	0.15	0.23	0.24	0.28
Net realized and unrealized gain (loss)	2.39	0.29	3.03	3.98	(1.53)	1.58

Total from investment operations	2.52	0.49	3.18	4.21	(1.29)	1.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.24)	(0.35)	(0.24)	(0.34)
Distributions from net realized gain	(1.30)	(2.74)	(3.74)	(0.57)	(3.14)	(4.57)

Total dividends and/or distributions to shareholders	(1.30)	(2.85)	(3.98)	(0.92)	(3.38)	(4.91)

Net asset value, end of period	$28.63	$27.41	$29.77	$30.57	$27.28	$31.95

Total Return, at Net Asset Value[2]	9.21%	2.92%	11.11%	15.72%	(3.43)%	6.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,001	$123,716	$337,300	$383,913	$377,123	$491,236

Average net assets (in thousands)	$113,534	$217,817	$365,477	$394,379	$386,147	$527,809

Ratios to average net assets:[3]
Net investment income	0.94%	0.71%	0.49%	0.79%	0.87%	0.84%
Expenses excluding specific expenses listed below	0.69%	0.68%	0.67%	0.67%	0.67%	0.66%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.69%	0.68%	0.67%	0.67%	0.67%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%[6]	0.67%[6]	0.67%[6]	0.66%[6]

Portfolio turnover rate[7]	27%	59%	60%	68%	87%	82%

29      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended December 31, 2019	0.69%
Year Ended June 30, 2019	0.68%
Year Ended June 30, 2018	0.67%
Year Ended June 30, 2017	0.67%
Year Ended June 30, 2016	0.67%
Year Ended June 30, 2015	0.66%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Main Street Mid Cap Fund® (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Mid Cap Fund® (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective December 31, 2019, the Fund’s fiscal year end changed from June 30 to December 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished

31      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments

32      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the

33      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax

34      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

J.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and

35      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 1.84%, 1.34%, 0.84%, 0.72% and 0.67%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses

36      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended December 31, 2019, the Adviser waived advisory fees of $21,000 and reimbursed fund expenses of $131,669, $21,519, $27,998, $89,932, and 11,285 for Class A, Class C, Class R, Class Y and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a

37      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended December 31, 2019, IDI advised the Fund that IDI retained $54,321 in front-end sales commissions from the sale of Class A shares and $201 and $3,084 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing

38      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the six months ended the Fund engaged in transactions with affiliates as listed: Securities purchases of $7,547,565 and securities sales of $502,904 which resulted in net realized gains (losses) $1,003.

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 – Cash Balance

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

39      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended:

	December 31, 2019	June 30, 2019	June 30, 2018
Ordinary income	$—	$69,032,507	$103,452,361
Long-term capital gain	100,719,954	177,278,378	272,701,371

Total distributions	$100,719,954	$246,310,885	$376,153,732

Tax Components of Net Assets at Period-End:

December 31, 2019
Undistributed long-term gain	$52,614,309
Net unrealized appreciation (depreciation) - investments	363,789,418
Temporary book/tax differences	(253,178)
Shares of beneficial interest	1,690,312,211

Total net assets	$2,106,462,760

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended December 31, 2019 was $561,058,123 and $834,738,084, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

40      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$399,920,978
Aggregate unrealized (depreciation) of investments	(36,131,560)

Net unrealized appreciation of investments	$363,789,418

Cost of investments for tax purposes is $1,742,945,694.

Note 9 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions and net operating loss reclass, on December 31, 2019, undistributed net investment income was decreased by $20,715,413, undistributed net realized gain (loss) was increased by $43,617,998 and shares of beneficial interest was decreased by $22,902,585. This reclassification had no effect on the net assets of the Fund.

Note 10 – Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2019[1]		Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Sold	1,558,827	$40,015,071	9,663,663	$238,429,303	3,878,513	$107,632,781
Automatic Conversion
Class C to Class A Shares	456,476	11,789,093	—	—	—	—
Dividends and/or distributions reinvested	2,359,300	61,436,535	5,602,034	124,813,298	6,821,514	179,132,974
Redeemed	(7,829,773)	(199,824,709)	(11,216,071)	(281,725,477)	(12,526,956)	(347,412,397)

Net increase (decrease)	(3,455,170)	$(86,584,010)	4,049,626	$81,517,124	(1,826,929)	$(60,646,642)

Class B
Sold	—	$—	—	$—	2,175	$50,498
Dividends and/or distributions reinvested	—	—	—	—	30,292	652,497
Redeemed[2]	—	—	—	—	(393,829)	(9,105,561)

Net increase (decrease)	—	$—	—	$—	(361,362)	$(8,402,566)

41      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Six Months Ended December 31, 2019[1]		Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class C
Sold	289,167	$5,872,269	1,128,632	$23,267,775	794,330	$18,263,843
Dividends and/or distributions reinvested	315,978	6,430,256	1,713,876	30,455,614	1,933,455	41,936,633
Automatic Conversion
Class C to Class A Shares	(575,749)	(11,789,093)	—	—	—	—
Redeemed	(767,084)	(15,517,734)	(8,539,435)	(169,188,977)	(3,296,872)	(76,428,760)

Net increase (decrease)	(737,688)	$(15,004,302)	(5,696,927)	$(115,465,588)	(569,087)	$(16,228,284)

Class R
Sold	357,499	$8,586,020	1,086,912	$25,742,401	1,116,766	$29,421,719
Dividends and/or distributions reinvested	294,230	7,158,621	764,107	16,000,417	878,867	21,892,579
Redeemed	(1,164,854)	(28,009,867)	(1,962,244)	(46,579,720)	(1,979,216)	(52,059,348)

Net increase (decrease)	(513,125)	$(12,265,226)	(111,225)	$(4,836,902)	16,417	$(745,050)

Class Y
Sold	981,331	$27,581,608	3,273,397	$89,558,219	3,445,812	$103,179,766
Dividends and/or distributions reinvested	677,773	19,377,538	1,832,844	44,538,103	2,609,454	74,004,116
Redeemed	(3,060,937)	(85,912,378)	(7,705,151)	(215,646,199)	(6,889,880)	(205,739,696)

Net increase (decrease)	(1,401,833)	$(38,953,232)	(2,598,910)	$(81,549,877)	(834,614)	$(28,555,814)

Class R5[3]
Sold	—	$—	418	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	418	$10,000	—	$—

42      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

	Six Months Ended December 31, 2019[1]		Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class R6
Sold	347,707	$9,715,322	1,251,452	$33,432,010	1,897,839	$56,542,320
Dividends and/or distributions reinvested	88,219	2,516,900	875,229	21,180,541	1,600,713	45,252,150
Redeemed	(2,679,391)	(77,057,830)	(8,943,360)	(240,465,442)	(4,728,384)	(141,504,487)

Net increase (decrease)	(2,243,465)	$(64,825,608)	(6,816,679)	$(185,852,891)	(1,229,832)	$(39,710,017)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 11- Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Main Street Mid Cap Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco Mid Cap Core Equity Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganizations are expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

43      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Main Street Mid Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Main Street Mid Cap Fund® (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of Changes in Net Assets	Financial Highlights
For the period from July 1, 2019 through December 31, 2019 and the year ended June 30, 2019	For the period from July 1, 2019 through December 31, 2019 and the year ended June 30, 2019 for Class A, Class C, Class R, Class R6 and Class Y
For the period from July 1, 2019 through December 31, 2019 and the period from May 24, 2019 (inception of offering) through June 30, 2019 for Class R5

The financial statements of Invesco Oppenheimer Main Street Mid Cap Fund® (formerly known as Oppenheimer Main Street Mid Cap Fund®) as of and for the year ended June 30, 2018 and the financial highlights for each of the periods ended on or prior to June 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated August 24, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

44      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its six months ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$100,719,954
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

47                INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

48      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

49      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials
Company (construction
materials company);
Trilinc Global Impact
Fund; Genesee &
Wyoming, Inc.
(railroads); Artio Global
Investment LLC
(mutual fund complex);
Edgen Group, Inc.
(specialized energy
and infrastructure
products distributor);
Investment Company
Institute (professional
organization);
Independent Directors
Council (professional
organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory
Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association); National
Director of the Investment Management
Regulatory Consulting Practice, Principal,
Director and Senior Manager of Deloitte &
Touche LLP; Assistant Director of the Division
of Investment Management - Office of
Disclosure and Investment Adviser Regulation
of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office of
Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; Advisory Board Member of the
Securities and Exchange Commission
Historical Society; and Trustee of certain
Oppenheimer Funds

229	Trustee of the
University of Florida
National Board
Foundation and Audit
Committee Member;
Member of the Cartica
Funds Board of
Directors (private
investment funds);
Member of the
University of Florida
Law Center
Association, Inc. Board
of Trustees and Audit
				Committee Member

50      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home
Loan Bank; Member of the Vestry of Trinity
Wall Street; Managing Director of Carmona
Motley Hoffman, Inc. (privately held financial
advisor); Member of the Finance and Budget
Committee of the Council on Foreign
Relations, Member of the Investment
Committee and Board of Human Rights
Watch and Member of the Investment
Committee and Board of Historic Hudson
Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial
advisor); Managing Director of Carmona
Motley Hoffman, Inc. (privately held financial
advisor); Trustee of certain Oppenheimer
Funds; and Director of Columbia Equity
Financial Corp. (privately held financial
advisor)

229	Director of Greenwall
Foundation (bioethics
research foundation);
Member of Board and
Investment Committee
of The Greenwall
Foundation; Director of
Southern Africa Legal
Services Foundation;
Board Member and
Investment Committee
Member of Pulitzer
Center for Crisis
Reporting (non-profit
				journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

51      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and
Chairman of Audit
Committee of AMG
National Trust Bank;
Trustee and
Investment Committee
member, University of
South Dakota
Foundation; Board
member, Audit
Committee Member
and past Board Chair,
Junior Achievement
(non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/ Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

52      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange - Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal

			N/A	N/A

53      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

54      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds
Limited; Director, Invesco Distributors, Inc.;
Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II and
Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive
Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

55      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

56      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and

			N/A	N/A

57      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc. 1555 Peachtree Street, N.E.	Invesco Distributors, Inc. 11 Greenway Plaza,	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

58      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

INVESCO’S PRIVACY NOTICE

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We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

59      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

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60      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

Security

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Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

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(404) 439-3236

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(404) 962-8288

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Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

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61      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

INVESCO’S PRIVACY NOTICE Continued

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Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

62      INVESCO OPPENHEIMER MAIN STREET MID CAP FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MSM-AR-1 022720

Shareholder Report for the Eight Months Ended 12/31/2019

Invesco

Oppenheimer

Main Street Small

Cap Fund®*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Small Cap Fund®. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index

1-Year	25.73%	18.80%	25.52%

5-Year	7.08	5.88	8.23

Since Inception (5/17/13)	9.43	8.50	9.60

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and

3      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 7.58% during the period from May 1, 209 through December 31, 2019. In comparison, the Russell 2000 Index returned 5.95% during the same period. The Fund outperformed the Index within Industrials, Information Technology and Energy, due primarily to stock selection. The Fund underperformed the Index within Healthcare, Financials and Consumer Staples; this was due mostly to stock selection, but also to an underweighting in the biotechnology sector which posted index-leading returns. Please note that the fiscal year-end for the Fund has changed from April 30 to December 31. Therefore, the period covered by this discussion is from April 30, 2019, the date of the last annual report, through December 31, 2019, the Fund’s new fiscal year-end.

MARKET OVERVIEW

The U.S. economy experienced slowing growth over the course of 2019, notably in the industrial economy where some manufacturing indicators dipped into negative territory as the impact of trade wars and tariffs weighed on export demand.

Nevertheless, overall employment and consumption remained solid. U.S. stocks were range-bound until late in the year, before driving higher to new record levels in the fourth calendar quarter. A reversal of Federal Reserve policy from tightening to easing

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

drove lower interest rates during the spring and summer months, which along with overall economic resiliency gave comfort to equity investors despite ongoing political turmoil at home and abroad.

Investors leaned to quality and favored shares of larger companies, however, as the S&P 500 Index performance of 11.19% significantly outpaced the Russell 2000 Index return of 5.95%. Within the Russell 2000 Index, healthcare was the only sector posting double-digit returns, led by biotech. Industrials, technology and the interest-rate sensitive utilities and real estate sectors also returned in the high single digits, while the only negative sector was Energy with a 22% decline driven by lower oil and gas prices.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Generac, Visteon and CACI.

Generator manufacturer Generac outperformed as investors grew increasingly optimistic on the company’s future growth prospects in California as PG&E’s new rolling blackout policies have created robust interest for Generac’s home standby generators. We agree directionally with this assessment, but believe this growth will take several years to gain traction as Generac must expand its retailer and installer network in California, which will take some time. Therefore, we took advantage of strength in the shares to reduce our position in order to manage risk.

Automobile “infotainment” electronics supplier Visteon recovered strongly from prior share price weakness, as investors were encouraged by improving quarterly results that exceeded expectations. Recent operational issues appear to have been resolved, and Visteon also reversed sales declines in China, outperforming competitors whose volumes were still down year-over-year. Although global auto demand remains sluggish, we continue to favor Visteon given the company’s multi-year order backlog and clean balance sheet.

Defense technology services provider CACI showed improving organic growth against a backdrop of a strengthening defense spending outlook. A strong awards pace and expanding backlog sets CACI up well for 2020 revenue growth and margin expansion. In addition, the recently-acquired LGS Innovations and Mastodon Design organizations appear to be integrating well and delivering results ahead of expectations.

Detractors from performance this period included Etsy, Korn Ferry and BJ’s Wholesale Club.

After a strong run-up in the prior reporting period, Etsy struggled in recent quarters as a result of the numerous changes it has made to the seller/buyer experience. While we think their competitive positioning remains solid and the changes being made will drive better

6      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

long-term monetization, there does seem to be disruption to current business along with increased investment expenses. We reduced our position size late in the holding period, then exited the position in January as we do not have clear visibility that sales are likely to re-accelerate in the near term.

Recruitment and human resources consulting firm Korn Ferry sold off early in the reporting period as the company provided disappointing forward guidance for its traditional Executive Search business, which remains its highest margin segment. Slowing economic growth has extended the sales cycle for executive search. We maintained our position due to the company’s long-term track record and very attractive valuation, and the stock recovered somewhat by the end of the reporting period.

Warehouse retailer BJ’s Wholesale Club’s same-store-sales comparisons decelerated during the reporting period, due to an execution misstep in general merchandise. Share price volatility seemed rather excessive, as comparison sales did remain positive despite investor “whispers” of a negative comp for Q2 that did not materialize. Having initiated our position in early 2019, we still expect improving business fundamentals/ execution under new management, and believe the shares are attractively valued.

STRATEGY & OUTLOOK

In the short-term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 and early 2019, driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. However, there are several warning signs on the horizon including less synchronized global growth, weakening transport volumes, poor Institute for Supply Management (ISM) Index purchasing managers surveys, and a recent flattening/ inversion of the yield curve. While a recession later this year would not surprise us, it is not our base case assumption at this time.

We continue to maintain our discipline around valuation and focus on companies that we believe have competitive advantages and skilled management teams that are out-executing peers. The evidence of this we look for in our companies include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

Portfolio Managers: Matthew Ziehl, Adam Weiner

7      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Zynga, Inc., Cl. A	2.3%
ASGN, Inc.	2.3
MKS Instruments, Inc.	2.1
CACI International, Inc., Cl. A	2.1
Korn Ferry	2.0
WSFS Financial Corp.	2.0
j2 Global, Inc.	2.0
Matador Resources Co.	2.0
Four Corners Property Trust, Inc.	1.8
Generac Holdings, Inc.	1.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	7.7%
Real Estate Investment Trusts (REITs)	6.8
Software	5.7
Machinery	5.0
Semiconductors & Semiconductor Equipment	4.9
Oil, Gas & Consumable Fuels	4.9
IT Services	4.7
Hotels, Restaurants & Leisure	4.4
Professional Services	4.3
Metals & Mining	3.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

8      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (OSCAX)	5/17/13	25.73%	7.08%	9.43%
Class C (OSCCX)	5/17/13	24.78	6.26	8.56
Class R (OSCNX)	5/17/13	25.39	6.79	9.10
Class Y (OSCYX)	5/17/13	26.00	7.41	9.77
Class R5 (MNSQX)[1]	5/24/19	25.97	7.12	9.46
Class R6 (OSSIX)[2]	5/17/13	26.22	7.54	9.89

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (OSCAX)	5/17/13	18.80%	5.88%	8.50%
Class C (OSCCX)	5/17/13	23.78	6.26	8.56
Class R (OSCNX)	5/17/13	25.39	6.79	9.10
Class Y (OSCYX)	5/17/13	26.00	7.41	9.77
Class R5 (MNSQX)[1]	5/24/19	25.97	7.12	9.46
Class R6 (OSSIX)[2]	5/17/13	26.22	7.54	9.89

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50% and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

9      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell 2000 Index: The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,088.50	$6.34
Class C	1,000.00	1,083.70	10.24
Class R	1,000.00	1,086.80	7.65
Class Y	1,000.00	1,090.00	4.75
Class R5	1,000.00	1,090.60	4.33
Class R6	1,000.00	1,090.50	4.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.16	6.13
Class C	1,000.00	1,015.43	9.90
Class R	1,000.00	1,017.90	7.40
Class Y	1,000.00	1,020.67	4.59
Class R5	1,000.00	1,021.07	4.19
Class R6	1,000.00	1,021.32	3.93

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	1.20%
Class C	1.94
Class R	1.45
Class Y	0.90
Class R5	0.82
Class R6	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—14.4%
Auto Components—2.7%
Dorman Products, Inc.[1]	90,264	$6,834,790
Visteon Corp.[1]	116,532	10,090,506

		16,925,296
Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co.[1]	930,725	5,817,031
Entertainment—2.3%
Zynga, Inc., Cl. A1	2,360,760	14,447,851
Hotels, Restaurants & Leisure—4.4%
Cedar Fair LP	56,323	3,122,547
Jack in the Box, Inc.	98,297	7,670,115
Texas Roadhouse, Inc., Cl. A	165,255	9,307,161
Wendy’s Co. (The)	346,060	7,685,993

		27,785,816
Household Durables—0.9%
TopBuild Corp.[1]	54,032	5,569,619
Internet & Catalog Retail—0.5%
Etsy, Inc.[1]	71,196	3,153,983
Specialty Retail—2.7%
AutoNation, Inc.[1]	149,459	7,268,191
Monro, Inc.	126,129	9,863,288

		17,131,479
Consumer Staples—3.4%
Food & Staples Retailing—1.3%
BJ’s Wholesale Club Holdings, Inc.[1]	345,326	7,852,713
Household Products—1.3%
Energizer Holdings, Inc.	168,130	8,443,488
Personal Products—0.8%
BellRing Brands, Inc., Cl. A1	227,006	4,832,958
Energy—4.9%
Oil, Gas & Consumable Fuels—4.9%
Matador Resources Co.[1]	685,183	12,312,739
Noble Midstream Partners LP	283,274	7,523,757
Range Resources Corp.	383,694	1,860,916

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Renewable Energy Group, Inc.[1]	334,877	$9,024,935

		30,722,347
Financials—21.7%
Capital Markets—2.9%
Federated Investors, Inc., Cl. B	146,708	4,781,214
Focus Financial Partners, Inc., Cl. A1	142,566	4,201,420
Stifel Financial Corp.	155,984	9,460,429

		18,443,063
Commercial Banks—7.7%
Bank of NT Butterfield & Son Ltd. (The)	212,237	7,857,013
BankUnited, Inc.	91,938	3,361,253
Berkshire Hills Bancorp, Inc.	161,626	5,314,263
Cathay General Bancorp	131,456	5,001,901
CrossFirst Bankshares, Inc.[1]	164,340	2,369,783
Heritage Financial Corp.	191,406	5,416,790
IBERIABANK Corp.	106,647	7,980,395
Pacific Premier Bancorp, Inc.	140,960	4,596,001
Sterling Bancorp	300,828	6,341,454

		48,238,853
Insurance—1.4%
ProAssurance Corp.	163,123	5,895,265
ProSight Global, Inc.[1]	186,464	3,007,665

		8,902,930
Real Estate Investment Trusts (REITs)—6.8%
Brandywine Realty Trust	559,196	8,807,337
DiamondRock Hospitality Co.	881,904	9,771,496
EPR Properties	80,086	5,657,275
Four Corners Property Trust, Inc.	405,752	11,438,149
National Storage Affiliates Trust	211,000	7,093,820

		42,768,077
Thrifts & Mortgage Finance—2.9%
OceanFirst Financial Corp.	229,074	5,850,550

13      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Thrifts & Mortgage Finance (Continued)
WSFS Financial Corp.	287,876	$12,663,665

		18,514,215
Health Care—13.1%
Biotechnology—1.9%
Emergent BioSolutions, Inc.[1]	117,148	6,320,134
G1 Therapeutics, Inc.[1]	67,253	1,777,497
uniQure NV1	53,351	3,823,133

		11,920,764
Health Care Equipment & Supplies—3.3%
AtriCure, Inc.[1]	119,382	3,881,109
CryoPort, Inc.[1]	146,272	2,407,637
Quidel Corp.[1]	95,215	7,143,981
Tandem Diabetes Care, Inc.[1]	122,900	7,326,069

		20,758,796
Health Care Providers & Services—2.5%
Addus HomeCare Corp.[1]	74,074	7,201,474
LHC Group, Inc.[1]	62,759	8,645,680

		15,847,154
Health Care Technology—2.4%
Inspire Medical Systems, Inc.[1]	104,033	7,720,289
Teladoc Health, Inc.[1]	92,226	7,721,161

		15,441,450
Life Sciences Tools & Services—1.7%
Adaptive Biotechnologies Corp.[1]	42,573	1,273,784
Repligen Corp.[1]	98,773	9,136,503

		10,410,287
Pharmaceuticals—1.3%
Axsome Therapeutics, Inc.[1]	26,954	2,785,965
Intersect ENT, Inc.[1]	141,072	3,512,693
TherapeuticsMD, Inc.[1]	676,749	1,637,733

		7,936,391
Industrials—16.7%
Airlines—1.0%
Spirit Airlines, Inc.[1]	149,417	6,022,999

	Shares	Value
Building Products—1.2%
Masonite International Corp.[1]	104,979	$7,580,534
Commercial Services & Supplies—1.5%
ACCO Brands Corp.	996,313	9,325,490
Construction & Engineering—0.5%
Comfort Systems USA, Inc.	57,677	2,875,198
Electrical Equipment—3.2%
Atkore International Group, Inc.[1]	165,440	6,693,703
EnerSys	37,928	2,838,152
Generac Holdings, Inc.[1]	107,482	10,811,614

		20,343,469
Machinery—5.0%
Chart Industries, Inc.[1]	51,909	3,503,338
EnPro Industries, Inc.	84,416	5,645,742
Evoqua Water Technologies Corp.[1]	260,537	4,937,176
Greenbrier Cos., Inc. (The)	104,712	3,395,810
Navistar International Corp.[1]	140,072	4,053,684
Rexnord Corp.[1]	306,137	9,986,189

		31,521,939
Professional Services—4.3%
ASGN, Inc.[1]	202,270	14,355,102
Korn Ferry	308,014	13,059,794

		27,414,896
Information Technology—15.3%
IT Services—4.7%
CACI International, Inc., Cl. A1	53,014	13,252,970
KBR, Inc.	317,312	9,678,016
Perspecta, Inc.	255,357	6,751,639

		29,682,625
Semiconductors & Semiconductor Equipment—4.9%
Brooks Automation, Inc.	212,226	8,905,003
MKS Instruments, Inc.	123,794	13,618,578
Semtech Corp.[1]	164,983	8,727,601

		31,251,182

14      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value
Software—5.7%
Bottomline Technologies DE, Inc.[1]	148,612	$7,965,603
Envestnet, Inc.[1]	54,091	3,766,356
j2 Global, Inc.	133,199	12,482,078
Paylocity Holding Corp.[1]	38,732	4,679,600
Q2 Holdings, Inc.[1]	84,617	6,860,747

		35,754,384
Materials—5.3%
Construction Materials—1.5%
Summit Materials, Inc., Cl. A1	407,923	9,749,360
Metals & Mining—3.8%
Allegheny Technologies, Inc.[1]	218,194	4,507,888
Compass Minerals International, Inc.	111,389	6,790,273
Kaiser Aluminum Corp.	95,741	10,616,720
Mayville Engineering Co., Inc.[1]	185,296	1,738,076

		23,652,957

	Shares	Value
Utilities—4.9%
Gas Utilities—3.2%
South Jersey Industries, Inc.	310,238	$10,231,649
Suburban Propane Partners LP	464,904	10,158,153

		20,389,802
Multi-Utilities—1.7%
Avista Corp.	224,645	10,803,178

Total Common Stocks (Cost $497,311,031)		628,232,574
Investment Company—0.4%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[2] (Cost $2,581,422)	2,581,422	2,581,422
Total Investments, at Value (Cost $499,892,453)	100.1%	630,813,996
Net Other Assets (Liabilities)	(0.1)	(406,981)

Net Assets	100.0%	$630,407,015

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $497,311,031)	$628,232,574
Affiliated companies (cost $2,581,422)	2,581,422

630,813,996
Cash	139,907
Receivables and other assets:
Shares of beneficial interest sold	462,154
Dividends	319,257
Other	118,924

Total assets	631,854,238
Liabilities
Payables and other liabilities:
Investments purchased	626,370
Shares of beneficial interest redeemed	358,321
Transfer and shareholder servicing agent fees	231,474
Shareholder communications	76,883
Distribution and service plan fees	71,557
Trustees’ compensation	27,807
Advisory fees	12,150
Administration fees	217
Other	42,444

Total liabilities	1,447,223
Net Assets	$630,407,015

Composition of Net Assets
Shares of beneficial interest	$505,870,942
Total distributable earnings	124,536,073

Net Assets	$630,407,015

16      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $141,879,556 and 9,048,784 shares of beneficial interest outstanding)	$15.68

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$16.59

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,488,099 and 2,507,113 shares of beneficial interest outstanding)	$14.95

Class R Shares: Net asset value, redemption price and offering price per share (based on net assets of $26,910,131 and 1,742,030 shares of beneficial interest outstanding)	$15.45

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $152,406,491 and 9,650,348 shares of beneficial interest outstanding)	$15.79

Class R5 Shares: Net asset value, redemption price and offering price per share (based on net assets of $11,312 and 720 shares of beneficial interest outstanding)	$15.71

Class R6 Shares: Net asset value, redemption price and offering price per share (based on net assets of $271,711,426 and 17,159,845 shares of beneficial interest outstanding)	$15.83

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT

OF OPERATIONS

	Eight Months Ended December 31, 2019	Year Ended April 30, 2019
Investment Income
Dividends:
Unaffiliated companies	$5,330,903	$7,548,807
Affiliated companies	102,507	288,183
Interest	2,359	3,773

Total investment income	5,435,769	7,840,763
Expenses
Advisory fees	2,982,056	4,717,967
Administration fees	53,360	—
Distribution and service plan fees:
Class A	219,765	329,492
Class C	252,267	436,371
Class R	82,333	109,054
Transfer and shareholder servicing agent fees:
Class A	224,845	267,950
Class C	61,768	85,196
Class R	40,507	42,769
Class Y	246,808	359,847
Class R5	4	—
Class R6	29,831	81,839
Shareholder communications:
Class A	16,178	10,488
Class C	4,498	2,926
Class R	3,024	2,097
Class Y	17,905	12,237
Class R5	1	—
Class R6	32,844	1,669
Trustees’ compensation	14,138	22,473
Custodian fees and expenses	4,051	4,314
Borrowing fees	2,022	18,840
Other	91,457	75,677

Total expenses	4,379,662	6,581,206
Less waivers and reimbursements of expenses	(197,954)	(69,224)

Net expenses	4,181,708	6,511,982
Net Investment Income	1,254,061	1,328,781

18      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

	Eight Months Ended December 31, 2019	Year Ended April 30, 2019
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in unaffiliated companies	$3,092,827	$32,473,342

Foreign currency transactions	—	(261)

Net realized gain	3,092,827	32,473,081

Net change in unrealized appreciation/(depreciation) on investment transactions	41,619,903	(11,157,957)
Net Increase in Net Assets Resulting from Operations	$45,966,791	$22,643,905

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018

Operations
Net investment income	$1,254,061	$1,328,781	$980,222
Net realized gain	3,092,827	32,473,081	38,773,873
Net change in unrealized appreciation/(depreciation)	41,619,903	(11,157,957)	3,144,713
Net increase in net assets resulting from operations	45,966,791	22,643,905	42,898,808

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(434,695)	(9,643,377)	(6,617,092)
Class C	(118,822)	(3,160,847)	(1,974,426)
Class R	(81,727)	(1,513,150)	(829,478)
Class Y	(454,477)	(13,798,110)	(6,573,390)
Class R5	(34)	—	—
Class R6	(815,542)	(18,887,741)	(15,291,778)
Total distributions from distributable earnings	(1,905,297)	(47,003,225)	(31,286,164)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,207,218)	34,741,385	2,899,519
Class C	(8,988,822)	8,289,219	4,945,053
Class R	951,881	6,159,774	8,303,330
Class Y	(27,158,509)	31,112,299	66,979,708
Class R5	10,000	—	—
Class R6	(37,091,372)	34,914,388	(106,539,001)
Total beneficial interest transactions	(80,484,040)	115,217,065	(23,411,391)
Net Assets
Total increase (decrease)	(36,422,546)	90,857,745	(11,798,747)
Beginning of period	666,829,561	575,971,816	587,770,563
End of period	$630,407,015	$666,829,561	$575,971,816

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$14.62	$15.09	$14.87	$12.08	$12.76	$11.57
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.00[3]	(0.01)	0.00[3]	0.05	0.03
Net realized and unrealized gain (loss)	1.10	0.58	1.08	2.82	(0.69)	1.20
Total from investment operations	1.11	0.58	1.07	2.82	(0.64)	1.23
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.04)	(0.03)	(0.04)	(0.00)[3]
Distributions from net realized gain	(0.05)	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	(0.05)	(1.05)	(0.85)	(0.03)	(0.04)	(0.04)
Net asset value, end of period	$15.68	$14.62	$15.09	$14.87	$12.08	$12.76

Total Return, at Net Asset Value[4]	7.58%	4.46%	7.08%	23.49%	(5.06)%	10.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,880	$140,651	$112,937	$108,776	$49,494	$34,343
Average net assets (in thousands)	$136,505	$137,458	$116,580	$74,701	$43,949	$26,518
Ratios to average net assets:[5]
Net investment income (loss)	0.09%	0.01%	(0.06)%	0.02%	0.44%	0.25%
Expenses excluding specific expenses listed below	1.25%	1.17%	1.21%	1.23%	1.25%	1.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.25%	1.17%	1.21%	1.23%	1.25%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.17%[8]	1.20%	1.22%	1.25%[8]	1.25%
Portfolio turnover rate[9]	19%	46%	52%	67%	53%	55%

21      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	1.25%
Year Ended April 30, 2019	1.17%
Year Ended April 30, 2018	1.21%
Year Ended April 30, 2017	1.23%
Year Ended April 29, 2016	1.25%
Year Ended April 30, 2015	1.30%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Class C	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$14.01	$14.62	$14.50	$11.84	$12.57	$11.49
Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.11)	(0.12)	(0.10)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	1.05	0.55	1.05	2.76	(0.69)	1.19
Total from investment operations	0.99	0.44	0.93	2.66	(0.73)	1.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.05)	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	(0.05)	(1.05)	(0.81)	0.00	0.00	(0.04)
Net asset value, end of period	$14.95	$14.01	$14.62	$14.50	$11.84	$12.57

Total Return, at Net Asset Value[3]	7.06%	3.62%	6.31%	22.55%	(5.81)%	9.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,488	$44,391	$38,424	$33,274	$14,441	$9,878
Average net assets (in thousands)	$37,583	$43,688	$36,166	$22,374	$12,117	$5,461
Ratios to average net assets:[4]
Net investment loss	(0.66)%	(0.74)%	(0.83)%	(0.74)%	(0.34)%	(0.59)%
Expenses excluding specific expenses listed below	2.01%	1.93%	1.96%	1.98%	2.01%	2.13%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	2.01%	1.93%	1.96%	1.98%	2.01%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.93%[7]	1.95%	1.97%	2.01%[7]	2.13%[7]
Portfolio turnover rate[8]	19%	46%	52%	67%	53%	55%

23      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	2.01%
Year Ended April 30, 2019	1.93%
Year Ended April 30, 2018	1.96%
Year Ended April 30, 2017	1.98%
Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.13%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Class R	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$14.43	$14.95	$14.75	$12.00	$12.68	$11.53
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.04)	(0.05)	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.09	0.57	1.08	2.79	(0.69)	1.20
Total from investment operations	1.07	0.53	1.03	2.76	(0.67)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	(0.01)	(0.01)	0.00
Distributions from net realized gain	(0.05)	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	(0.05)	(1.05)	(0.83)	(0.01)	(0.01)	(0.04)
Net asset value, end of period	$15.45	$14.43	$14.95	$14.75	$12.00	$12.68

Total Return, at Net Asset Value[3]	7.41%	4.16%	6.79%	23.17%	(5.31)%	10.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,910	$24,188	$18,749	$10,343	$4,060	$3,027
Average net assets (in thousands)	$24,575	$21,942	$14,862	$6,444	$3,544	$1,403
Ratios to average net assets:[4]
Net investment income (loss)	(0.16)%	(0.24)%	(0.35)%	(0.25)%	0.15%	(0.09)%
Expenses excluding specific expenses listed below	1.51%	1.43%	1.46%	1.49%	1.51%	1.61%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.51%	1.43%	1.46%	1.49%	1.51%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.43%[7]	1.45%	1.48%	1.51%[7]	1.60%
Portfolio turnover rate[8]	19%	46%	52%	67%	53%	55%

25      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	1.51%
Year Ended April 30, 2019	1.43%
Year Ended April 30, 2018	1.46%
Year Ended April 30, 2017	1.49%
Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.61%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Class Y	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$14.69	$15.16	$14.93	$12.13	$12.81	$11.59
Income (loss) from investment operations:
Net investment income[2]	0.04	0.04	0.03	0.05	0.09	0.04
Net realized and unrealized gain (loss)	1.11	0.58	1.09	2.82	(0.69)	1.24

Total from investment operations	1.15	0.62	1.12	2.87	(0.60)	1.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.08)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	(0.05)	(1.05)	(0.81)	0.00	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.05)	(1.09)	(0.89)	(0.07)	(0.08)	(0.06)
Net asset value, end of period	$15.79	$14.69	$15.16	$14.93	$12.13	$12.81

Total Return, at Net Asset Value[3]	7.82%	4.73%	7.35%	23.85%	(4.72)%	11.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,406	$169,801	$149,641	$81,433	$59,422	$47,128
Average net assets (in thousands)	$150,093	$184,518	$111,030	$69,849	$54,043	$6,437
Ratios to average net assets:[4] Net investment income	0.38%	0.28%	0.18%	0.38%	0.76%	0.33%
Expenses excluding specific expenses listed below	1.01%	0.93%	0.96%	0.98%	1.00%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.01%	0.93%	0.96%	0.98%	1.00%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.88%
Portfolio turnover rate[7]	19%	46%	52%	67%	53%	55%

27      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	1.01%
Year Ended April 30, 2019	0.93%
Year Ended April 30, 2018	0.96%
Year Ended April 30, 2017	0.98%
Year Ended April 29, 2016	1.00%
Year Ended April 30, 2015	1.01%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Class R5	Period Ended December 31, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$13.89
Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain	1.83

Total from investment operations	1.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	(0.05)

Total dividends and/or distributions to shareholders	(0.05)
Net asset value, end of period	$15.71

Total Return, at Net Asset Value[3]	13.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	0.47%
Expenses excluding specific expenses listed below	0.82%
Interest and fees from borrowings	0.00%

Total expenses[5]	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%[6]
Portfolio turnover rate[7]	19%

1. For the period from after close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.82%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Eight Months Ended December 31, 2019	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$14.72	$15.19	$14.95	$12.14	$12.82	$11.58
Income (loss) from investment operations:
Net investment income[2]	0.05	0.07	0.06	0.07	0.11	0.10
Net realized and unrealized gain (loss)	1.11	0.57	1.08	2.82	(0.70)	1.20

Total from investment operations	1.16	0.64	1.14	2.89	(0.59)	1.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	(0.09)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	(0.05)	(1.05)	(0.81)	0.00	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.05)	(1.11)	(0.90)	(0.08)	(0.09)	(0.06)
Net asset value, end of period	$15.83	$14.72	$15.19	$14.95	$12.14	$12.82

Total Return, at Net Asset Value[3]	7.87%	4.85%	7.58%	23.97%	(4.63)%	11.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271,711	$287,799	$256,221	$353,945	$294,108	$187,997
Average net assets (in thousands)	$282,215	$272,745	$315,356	$308,374	$256,727	$95,238
Ratios to average net assets:[4]
Net investment income	0.52%	0.43%	0.38%	0.51%	0.91%	0.80%
Expenses excluding specific expenses listed below	0.78%	0.76%	0.77%	0.78%	0.80%	0.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.78%	0.76%	0.77%	0.78%	0.80%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.76%[7]	0.77%[7]	0.78%[7]	0.80%[7]	0.79%
Portfolio turnover rate[8]	19%	46%	52%	67%	53%	55%

30      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eight Months Ended December 31, 2019	0.78%
Year Ended April 30, 2019	0.76%
Year Ended April 30, 2018	0.77%
Year Ended April 30, 2017	0.78%
Year Ended April 29, 2016	0.80%
Year Ended April 30, 2015	0.80%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

31      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Main Street Small Cap Fund® (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Small Cap Fund® (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective June 30, 2019, the Fund’s fiscal year end changed from April 30 to December 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an

32      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

33      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

34      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”),

35      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The

36      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the eight months ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.70%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $308,475 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited

37      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

(collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.94%, 1.45%, 0.90%, 0.82% and 0.77%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the eight months ended December 31, 2019, the Adviser waived advisory fees of $4,914 and reimbursed fund expenses of $45,792, $16,543, $9,814, $105,042 and $14,101 for Class A, Class C, Class R, Class Y and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the eight months ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For

38      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

the eight months ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the eight months ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the eight months ended December 31, 2019, IDI advised the Fund that IDI retained $35,244 in front-end sales commissions from the sale of Class A shares and $1,950 and $1,573 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $6,745 in front–end sales commissions from the sale of Class A shares and $323 and $421 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an

39      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the eight months ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,748.

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

40      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Brown Brothers Harriman & Co., the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eight Months Ended December 31, 2019 and Fiscal Years Ended April 30, 2019 and April 30, 2018:

	December 31, 2019	April 30, 2019	April 30, 2018
Ordinary income	$62,320	$8,354,985	$11,650,780
Long-term capital gain	1,842,977	38,648,240	19,635,384
Total distributions	$1,905,297	$47,003,225	$31,286,164

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$2,395,242
Net unrealized appreciation - investments	125,838,727
Temporary book/tax differences	(25,669)
Capital loss carryforward	(3,672,227)
Shares of beneficial interest	505,870,942

Total net assets	$630,407,015

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

41      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,672,227	$—	$3,672,227

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the eight months ended December 31, 2019 was $117,185,488 and $193,429,936, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$148,623,078
Aggregate unrealized (depreciation) of investments	(22,784,351)

Net unrealized appreciation of investments	$125,838,727

Cost of investments for tax purposes is $504,975,269.

Note 9 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership and distribution transactions, on December 31, 2019, undistributed net investment income was decreased by $145,979 and undistributed net realized gain (loss) was increased by $145,979. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Note 10 – Share Information

Transactions in shares of beneficial interest were as follows:

42      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

	Eight Months Ended December 31, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,118,748	$16,370,400	5,020,727	$78,539,366	2,950,985	$44,804,305
Automatic conversion Class C to Class A	378,825	5,348,743	—	—	—	—
Dividends and/or distributions reinvested	28,327	433,968	716,429	9,628,806	438,912	6,601,237
Redeemed	(2,100,050)	(30,360,329)	(3,598,215)	(53,426,787)	(3,222,153)	(48,506,023)

Net increase (decrease)	(574,150)	$(8,207,218)	2,138,941	$34,741,385	167,744	$2,899,519

Class C
Sold	292,738	$4,074,086	1,112,608	$16,709,353	761,041	$11,229,602
Dividends and/or distributions reinvested	8,126	118,721	243,961	3,151,975	134,825	1,969,790
Automatic conversion Class C to Class A	(395,832)	(5,348,743)	—	—	—	—
Redeemed	(566,443)	(7,832,886)	(816,867)	(11,572,109)	(561,841)	(8,254,339)

Net increase (decrease)	(661,411)	$(8,988,822)	539,702	$8,289,219	334,025	$4,945,053

Class R
Sold	319,692	$4,591,186	654,514	$9,850,067	704,920	$10,597,844
Dividends and/or distributions reinvested	5,379	81,173	113,704	1,510,194	55,525	827,876
Redeemed	(259,641)	(3,720,478)	(345,969)	(5,200,487)	(207,209)	(3,122,390)

Net increase (decrease)	65,430	$951,881	422,249	$6,159,774	553,236	$8,303,330

Class Y
Sold	2,170,101	$31,798,799	7,307,710	$112,911,128	5,519,755	$83,884,229
Dividends and/or distributions reinvested	29,445	454,335	1,021,525	13,790,591	434,878	6,566,657
Redeemed	(4,106,523)	(59,411,643)	(6,639,579)	(95,589,420)	(1,539,493)	(23,471,178)

Net increase (decrease)	(1,906,977)	$(27,158,509)	1,689,656	$31,112,299	4,415,140	$66,979,708

43      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eight Months Ended December 31, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R5[2]
Sold	720	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	720	$10,000	—	$—	—	$—

Class R6
Sold	677,398	$9,796,250	4,142,433	$59,270,062	2,369,368	$35,883,802
Dividends and/or distributions reinvested	44,213	683,967	1,233,835	16,681,452	915,910	13,839,406
Redeemed	(3,116,077)	(47,571,589)	(2,693,773)	(41,037,126)	(10,091,517)	(156,262,209)

Net increase (decrease)	(2,394,466)	$(37,091,372)	2,682,495	$34,914,388	(6,806,239)	$(106,539,001)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 32% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. Commencement date after the close of business on May 24, 2019.

Note 11 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

44      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Main Street Small Cap Fund® (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations and the statement of changes in net assets for the period from May 1, 2019 to December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the period from May 1, 2019 to December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Main Street Small Cap Fund® (formerly known as Invesco Oppenheimer Main Street Small Cap Fund®) as of and for the period ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statement of operations, the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

45      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

47      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,842,977
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses

●	Quarterly statements

●	Daily confirmations

●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

49      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

50      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

51      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

52      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired	229	None
		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

53      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

54      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

55      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

56      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

57      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

58      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

59      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

60      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

INVESCO’S PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

61      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

INVESCO’S PRIVACY POLICY Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

62      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

63      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

INVESCO’S PRIVACY POLICY Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

64      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MSS-AR-1 02252020

Shareholder Report for the Eleven Months Ended 12/31/2019

Invesco

Oppenheimer

Portfolio Series

Active Allocation

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Portfolio Series Active Allocation Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index (Net)	Bloomberg Barclays Global Aggregate Bond Index, Hedged	Custom Invesco Oppenheimer Portfolio Series Active Allocation Index
1-Year	23.28%	16.52%	26.60%	8.22%	22.81%
5-Year	6.53	5.33	8.41	3.57	7.54
10-Year	7.91	7.30	8.79	4.08	7.99

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they

3      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share class, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 23.28% over the one-year reporting period, while the Custom Invesco Oppenheimer Portfolio Series Active Allocation Index returned 22.81% during the period. In comparison, the Bloomberg Barclays Global Aggregate Bond Index, Hedged, returned of 8.22% and the MSCI ACWI returned 26.60% over the same time period.

MARKET OVERVIEW

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing

manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

The Fund seeks total return and is managed based on forward-looking, long-term, capital market expectations that are built and maintained by the Invesco Investment Solutions Team. These capital market expectations, combined with robust portfolio construction, help guide the strategic asset allocation. The Fund invests primarily in open-end funds, closed-end funds, and exchange-traded funds (ETFs) managed by Invesco and/or its affiliates. As of period end, the Fund has roughly 20% of its assets invested in a “tactical allocation” that seeks to take advantage of short-term market conditions. The portion of the Fund invested in the tactical allocation outperformed the remainder of the Fund, as the tactical allocation favored equity-oriented underlying funds over interest-rate sensitive fixed-income funds, which benefited the Fund’s performance during this reporting period.

Within equities, security selection within our global franchise proved positive for performance, specifically security selection in the Invesco Oppenheimer Developing Markets Fund and Invesco Oppenheimer Global Fund. In addition to security selection, sector underweights versus the Fund’s benchmark also drove positive performance in the Consumer Staples, Energy, Materials, and Utilities Sectors. Within US equities, our allocation to the Invesco Russell 1000 Dynamic Multifactor ETF was another notable driver of returns over the reporting period. The Fund’s allocation to the Invesco Oppenheimer International Bond Fund was also beneficial to performance over the reporting period, driven by the Fund’s rates exposure to Brazil and Mexico, as well as credit positioning in Greece. Additionally, exposure to emerging market local and dollar debt contributed to results. Security selection within our bank loans allocation was a detractor from returns, as well as our exposure to alternatives, which is expected as alternatives tend to lag in a significant up-market.

Portfolio Manager: Jeff Bennett

6      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	43.2%
Domestic Equity Funds	31.8
Domestic Fixed Income Funds	10.5
Alternative Funds	10.4
Foreign Fixed Income Funds	4.0
Money Market Funds	0.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Oppenheimer Global Fund	13.1%
Invesco Oppenheimer Value Fund	12.2
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	12.2
Invesco Oppenheimer International Equity Fund	6.8
Invesco Oppenheimer International Growth Fund	6.7
Invesco Oppenheimer Developing Markets Fund	6.1
Invesco Oppenheimer Total Return Bond Fund	5.7
Invesco Oppenheimer Emerging Markets Innovators Fund	4.2
Invesco Oppenheimer International Small-Mid Company Fund	4.2
Invesco Oppenheimer Main Street Small Cap Fund	4.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	23.28%	6.53%	7.91%
Class C (OAACX)	4/5/05	22.37	5.74	7.11
Class R (OAANX)	4/5/05	23.00	6.25	7.65
Class Y (OAAYX)	4/5/05	23.63	6.80	8.22
Class R5 (PAAJX)*	5/24/19	23.53	6.57	7.93
Class R6 (PAAQX)*	5/24/19	23.62	6.58	7.94

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	16.52%	5.33%	7.30%
Class C (OAACX)	4/5/05	21.37	5.74	7.11
Class R (OAANX)	4/5/05	23.00	6.25	7.65
Class Y (OAAYX)	4/5/05	23.63	6.80	8.22
Class R5 (PAAJX)*	5/24/19	23.53	6.57	7.93
Class R6 (PAAQX)*	5/24/19	23.62	6.58	7.94

* Class R5 and Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R, and Class Y shares, respectively, of the Fund. Class R5 and Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

8      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

The Fund’s performance is compared to the performance of the Custom Invesco Oppenheimer Portfolio Series Active Allocation Index, which consists of 80% MSCI All Country World Index and 20% Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI® ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,070.60	$2.61
Class C	1,000.00	1,067.20	6.64
Class R	1,000.00	1,069.60	3.97
Class Y	1,000.00	1,071.90	1.36
Class R5	1,000.00	1,072.10	1.25
Class R6	1,000.00	1,072.80	0.89

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.68	2.55
Class C	1,000.00	1,018.80	6.48
Class R	1,000.00	1,021.37	3.88
Class Y	1,000.00	1,023.89	1.33
Class R5	1,000.00	1,024.00	1.23
Class R6	1,000.00	1,024.35	0.87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	0.50%
Class C	1.27
Class R	0.76
Class Y	0.26
Class R5	0.24
Class R6	0.17

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Investment Companies—99.7%
Alternative Funds—10.3%
Invesco Oppenheimer Fundamental Alternatives Fund[1]	1,737,582	$48,044,155
Invesco Oppenheimer Master Event-Linked Bond Fund[1]	5,151,238	82,625,345
Invesco Oppenheimer Real Estate Fund[1]	2,573,443	69,431,501
Invesco Oppenheimer SteelPath MLP Select 40 Fund[1]	6,397,268	45,292,658
		245,393,659
Domestic Equity Funds—31.7%
Invesco Oppenheimer Discovery Mid Cap Growth Fund[1]	2,859,526	74,748,007
Invesco Oppenheimer Main Street Small Cap Fund[1]	6,226,871	98,571,367
Invesco Oppenheimer Value Fund[1]	9,820,947	290,503,621
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund[1]	8,635,394	289,112,991
		752,935,986
Domestic Fixed Income Funds—10.5%
Invesco Oppenheimer Limited-Term Government Fund[1]	9,175,796	39,914,712
Invesco Oppenheimer Master Inflation Protected Securities Fund[1]	451,987	5,836,506
Invesco Oppenheimer Master Loan Fund[1]	3,979,992	68,431,980
Invesco Oppenheimer Total Return Bond Fund[1]	19,291,827	134,271,118
		248,454,316
Foreign Equity Funds—43.1%
Invesco Oppenheimer Developing Markets Fund[1]	3,174,810	144,739,607
Invesco Oppenheimer Emerging Markets Innovators Fund[1,2]	8,917,293	100,854,586
Invesco Oppenheimer Global Fund[1]	3,241,276	312,070,077
Invesco Oppenheimer Global Infrastructure Fund[1]	3,958,773	47,188,572
Invesco Oppenheimer International Equity Fund[1]	7,425,259	160,979,614
Invesco Oppenheimer International Growth Fund[1]	3,603,189	159,405,101
Invesco Oppenheimer International Small-Mid Company Fund[1]	2,061,477	98,806,599
		1,024,044,156
Foreign Fixed Income Fund—4.0%
Invesco Oppenheimer International Bond Fund[1]	16,999,733	94,858,513
Money Market Fund—0.1%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%[3]	2,979,059	2,979,059
Total Investments, at Value (Cost $1,919,119,923)	99.7%	2,368,665,689
Net Other Assets (Liabilities)	0.3	7,924,745

Net Assets	100.0%	$2,376,590,434

Footnotes to Schedule of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 31, 2019	Gross Additions	Gross Reductions	Shares December 31, 2019
Investment Companies
Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	1,371,218	366,364	—	1,737,582
Invesco Oppenheimer Gold & Special Minerals Fund	161,391	—	161,391	—

12      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Schedule of Investments (Continued)

	Shares January 31, 2019	Gross Additions	Gross Reductions	Shares December 31, 2019
Invesco Oppenheimer Master Event-Linked Bond Fund	5,253,585	—	102,347	5,151,238
Invesco Oppenheimer Real Estate Fund	2,225,283	630,899	282,739	2,573,443
Invesco Oppenheimer SteelPath MLP Select 40 Fund	4,678,203	1,719,065	—	6,397,268
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	3,302,969	—	3,302,969	—
Invesco Oppenheimer Discovery Mid Cap Growth Fund	2,593,847	602,839	337,160	2,859,526
Invesco Oppenheimer Main Street Mid Cap Fund	743,700	—	743,700	—
Invesco Oppenheimer Main Street Small Cap Fund	6,382,443	19,021	174,593	6,226,871
Invesco Oppenheimer Value Fund	13,065,728	2,169,140	5,413,921	9,820,947
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	—	9,986,700	1,351,306	8,635,394
Domestic Fixed Income Funds
Invesco Oppenheimer Limited-Term Government Fund	12,160,372	1,348,668	4,333,244	9,175,796
Invesco Oppenheimer Master Inflation Protected Securities Fund	2,105,995	—	1,654,008	451,987
Invesco Oppenheimer Master Loan Fund	2,371,784	1,608,208	—	3,979,992
Invesco Oppenheimer Total Return Bond Fund	18,994,600	2,296,225	1,998,998	19,291,827
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	3,773,674	84,422	683,286	3,174,810
Invesco Oppenheimer Emerging Markets Innovators Fund	7,671,316	1,705,059	459,082	8,917,293
Invesco Oppenheimer Global Fund	3,000,229	630,045	388,998	3,241,276
Invesco Oppenheimer Global Infrastructure Fund	3,484,852	932,619	458,698	3,958,773
Invesco Oppenheimer International Equity Fund	8,901,378	137,136	1,613,255	7,425,259
Invesco Oppenheimer International Growth Fund	4,262,607	44,589	704,007	3,603,189
Invesco Oppenheimer International Small-Mid Company Fund	2,242,751	98,653	279,927	2,061,477
Foreign Fixed Income Funds
Invesco Oppenheimer International Bond Fund	15,820,013	1,674,031	494,311	16,999,733

13      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (Continued)

	Value	Investment Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Companies
Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	$48,044,155	$1,125,170		$—	$1,336,590
Invesco Oppenheimer Gold & Special Minerals Fund	—	—		52,704	(69,339)
Invesco Oppenheimer Master Event-Linked Bond Fund	82,625,345	5,411,022a,	[b]	(3,476,394)[a]	910,387 [a]
Invesco Oppenheimer Real Estate Fund[c]	69,431,501	1,655,972		491,934	4,818,077
Invesco Oppenheimer SteelPath MLP Select 40 Fund	45,292,658	3,873,436		—	(4,562,932)
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	—	—		28,173,473	(24,705,355)
Invesco Oppenheimer Discovery Mid Cap Growth Fund[d]	74,748,007	—		535,730	13,704,006
Invesco Oppenheimer Main Street Mid Cap Fund	—	—		(3,434,165)	3,977,063
Invesco Oppenheimer Main Street Small Cap Fund[e]	98,571,367	—		(17,747)	11,343,693
Invesco Oppenheimer Value Fund[f]	290,503,621	6,367,442		20,130,918	(34,204,694)
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	289,112,991	4,697,982		4,023,463	50,469,560
Domestic Fixed Income Funds
Invesco Oppenheimer Limited-Term Government Fund	39,914,712	1,174,215		(1,403,111)	1,724,467
Invesco Oppenheimer Master Inflation Protected Securities Fund	5,836,506	406,867	[g,h]	176,993 [g]	797,309 [g]
Invesco Oppenheimer Master Loan Fund	68,431,980	3,551,916	[i,j]	(2,908,517)[i]	(791,876)[i]
Invesco Oppenheimer Total Return Bond Fund[k]	134,271,118	4,082,559		256,904	6,263,009
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund[l]	144,739,607	1,008,200		(880,907)	16,793,936
Invesco Oppenheimer Emerging Markets Innovators Fund	100,854,586	—		300,276	14,014,565
Invesco Oppenheimer Global Fund[m]	312,070,077	1,639,144		(471,910)	49,624,615
Invesco Oppenheimer Global Infrastructure Fund	47,188,572	1,259,515		371,804	4,835,705
Invesco Oppenheimer International Equity Fund	160,979,614	2,942,944		1,864,223	17,190,525
Invesco Oppenheimer International Growth Fund	159,405,101	1,945,843		1,911,327	25,092,978
Invesco Oppenheimer International Small-Mid Company Fund[n]	98,806,599	405,127		(368,881)	9,787,949

14      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Schedule of Investments (Continued)

	Value	Investment Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Foreign Fixed Income Funds
Invesco Oppenheimer International Bond Fund	$94,858,513	$768,678	$(136,644)	$4,429,504

Total	$2,365,686,630	$42,316,032	$45,191,473	$172,779,742

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

b. Net of expenses allocated to the fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

c. This fund distributed realized gains of $1,947,320.

d. This fund distributed realized gains of $2,727,239.

e. This fund distributed realized gains of $294,252.

f. This fund distributed realized gains of $56,882,787.

g. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Inflation Protected Securities Fund.

h. Net of expenses allocated to the fund from Invesco Oppenheimer Master Inflation Protected Securities Fund.

i. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

j. Net of expenses allocated to the fund from Invesco Oppenheimer Master Loan Fund.

k. This fund distributed realized gains of $391,614.

l. This fund distributed realized gains of $2,776,445.

m. This fund distributed realized gains of $2,541,962.

n. This fund distributed realized gains of $4,282,881.

2. Non-income producing security.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	3/20/20	47	CAD 5,079	$4,975,981	$ (103,251)
Euro-BTP	Buy	3/6/20	57	EUR 9,092	9,108,451	16,521
Euro-BUND	Buy	3/6/20	34	EUR 6,588	6,502,113	(85,483)
Euro-OAT	Buy	3/6/20	63	EUR 11,623	11,502,484	(120,242)
Japanese Bonds, 10 yr.	Buy	3/13/20	31	JPY 43,489	43,417,974	(71,446)
Long Gilt	Buy	3/27/20	77	GBP 13,596	13,399,998	(195,956)
MSCI Emerging
Market Index	Buy	3/20/20	900	USD 49,768	50,409,000	640,996
Nikkei 225 Index	Buy	3/12/20	45	JPY 9,792	9,790,622	(1,783)
S&P 500 E-Mini Index	Buy	3/20/20	78	USD 12,472	12,600,900	128,736
S&P 500 E-Mini Index	Sell	3/20/20	398	USD 63,641	64,296,900	(655,644)
S&P/TSX 60 Index	Buy	3/19/20	26	CAD 4,068	4,054,122	(14,069)
SPI 200 Index	Buy	3/19/20	33	AUD 3,933	3,822,765	(110,146)

15      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS Continued

Futures Contracts (Continued)
		Expiration	Number	Notional Amount	Value	Unrealized Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)		(Depreciation)
Stoxx Europe 600 Index	Buy	3/20/20	928	EUR 21,532	$21,536,999	$ 5,493
United States Treasury Nts., 2 yr.	Buy	3/31/20	547	USD 117,969	117,878,500	(90,820)
United States Treasury Nts., 5 yr.	Buy	3/31/20	448	USD 53,379	53,137,000	(242,405)

						$ (899,499)

Glossary:

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen

Definitions
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
MSCI	Morgan Stanley Capital International
OAT	French Government Bonds
S&P	Standard & Poor’s
SPI 200	S&P/ASX 200 Index
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments—affiliated companies (cost $1,919,119,923)	$2,368,665,689
Cash	9,985
Receivables and other assets:
Variation margin receivable - futures contracts	9,770,696
Shares of beneficial interest sold	1,498,921
Dividends	918,716
Investments sold	779
Other	230,783

Total assets	2,381,095,569

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,611,188
Investments purchased	915,420
Transfer and shareholder servicing agent fees	909,828
Distribution and service plan fees	725,208
Trustees’ compensation	182,374
Shareholder communications	109,792
Dividends	6,138
Advisory fee	5,898
Administration fee	601
Other	38,688

Total liabilities	4,505,135

Net Assets	$2,376,590,434

Composition of Net Assets
Shares of beneficial interest	$1,894,914,884
Total distributable earnings	481,675,550

Net Assets	$2,376,590,434

17      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,867,751,412 and 127,378,047 shares of beneficial interest outstanding)	$14.66

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$15.51

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $342,957,299 and 23,904,571 shares of beneficial interest outstanding)	$14.35

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $139,692,883 and 9,581,007 shares of beneficial interest outstanding)	$14.58

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $26,168,326 and 1,759,143 shares of beneficial interest outstanding)	$14.88

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,258 and 700 shares of beneficial interest outstanding)	$14.65

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,256 and 700 shares of beneficial interest outstanding)	$14.65

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF

OPERATIONS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund:
Interest	$5,709,166	$2,952,108
Dividends	29,267	21,177
Net expenses	(327,411)	(173,095)

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund	5,411,022	2,800,190
Net investment income allocated from Invesco Oppenheimer Master Inflation Protected Securities Fund:
Interest	483,466	1,306,517
Dividends	3,656	6,079
Net expenses	(80,255)	(215,738)

Net investment income allocated from Invesco Oppenheimer Master Inflation Protected Securities Fund	406,867	1,096,858
Net investment income allocated from Invesco Oppenheimer Master Loan Fund:
Interest	3,826,857	2,549,163
Dividends	91,175	54,710
Net expenses	(366,116)	(168,481)

Net investment income allocated from Invesco Oppenheimer Master Loan Fund	3,551,916	2,435,392
Total allocation of net investment income	9,369,805	6,332,440

Investment Income
Dividends from affiliated companies	32,991,914	31,428,771
Interest	50,350	49,697

Total investment income	33,042,264	31,478,468

Expenses
Advisory fees	1,921,321	2,453,978
Administration fees	195,943	—
Distribution and service plan fees:
Class A	3,873,627	4,218,426
Class B	—	19,155
Class C	3,728,260	5,254,765
Class R	604,064	631,150
Transfer and shareholder servicing agent fees:
Class A	2,584,402	3,396,732
Class B	—	3,756
Class C	620,481	1,030,101
Class R	196,347	249,043
Class Y	37,710	105,596
Class R5	7	—
Class R6	2	—
Shareholder communications:
Class A	123,645	31,387

19      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF

OPERATIONS Continued

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Expenses (Continued)
Class B	$—	$346
Class C	25,414	8,647
Class R	9,255	2,072
Class Y	1,753	555
Class R5	—	—
Class R6	—	—
Custodian fees and expenses	81,585	21,070
Trustees’ compensation	31,800	35,017
Other	91,425	87,182

Total expenses	14,127,041	17,548,978
Less waivers and reimbursements of expenses	(846,906)	(981,591)

Net expenses	13,280,135	16,567,387

Net Investment Income	29,131,934	21,243,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in affiliated companies	51,399,391	166,280,435
Futures contracts	(303,011)	—
Foreign currency transactions	379	—
Distributions received from affiliate companies	71,844,500	100,871,540
Increase from payment by affiliate	11,278	—
Net realized gain (loss) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	(3,476,394)	(1,030,932)
Invesco Oppenheimer Master Inflation Protected Securities Fund	176,993	(973,333)
Invesco Oppenheimer Master Loan Fund	(2,908,517)	398,495

Net realized gain	116,744,619	265,546,205
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in affiliated companies	171,863,922	(477,734,038)
Translation of assets and liabilities denominated in foreign currencies	22,425	—
Futures contracts	(899,499)	—
Net change in unrealized appreciation/(depreciation) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	910,387	(1,316,860)
Invesco Oppenheimer Master Inflation Protected Securities Fund	797,309	(263,468)
Invesco Oppenheimer Master Loan Fund	(791,876)	(2,317,916)

Net change in unrealized appreciation/(depreciation)	171,902,668	(481,632,282)

Net Increase (Decrease) in Net Assets Resulting from Operations	$317,779,221	$(194,842,556)

1. The Fund invests in certain mutual funds that expect to be treated as partnerships for tax purposes.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$29,131,934	$21,243,521	$14,027,621
Net realized gain (loss)	116,744,619	265,546,205	210,265,730
Net change in unrealized appreciation/(depreciation)	171,902,668	(481,632,282)	265,121,591

Net increase (decrease) in net assets resulting from operations	317,779,221	(194,842,556)	489,414,942

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(150,988,485)	(27,862,215)	(20,135,054)
Class B	—	—	—
Class C	(25,849,762)	(4,583,299)	(2,258,627)
Class R	(10,936,896)	(1,804,076)	(1,116,655)
Class Y	(2,161,056)	(423,069)	(772,087)
Class R5	(931)	—	—
Class R6	(937)	—	—

Total distributions from distributable earnings	(189,938,067)	(34,672,659)	(24,282,423)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	139,389,450	(89,769,891)	(80,802,213)
Class B	—	(12,190,697)	(35,083,644)
Class C	(174,364,705)	(41,140,743)	(57,650,166)
Class R	7,505,547	2,511,712	(5,783,509)
Class Y	613,789	(33,580,542)	(4,424,578)
Class R5	10,000	—	—
Class R6	10,000	—	—

Total beneficial interest transactions	(26,835,919)	(174,170,161)	(183,744,110)

Net Assets
Total increase (decrease)	101,005,235	(403,685,376)	281,388,409
Beginning of period	2,275,585,199	2,679,270,575	2,397,882,166

End of period	$2,376,590,434	$2,275,585,199	$2,679,270,575

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$13.89	$15.25	$12.68	$11.38	$12.12	$11.52
Income (loss) from investment operations:
Net investment income[2]	0.21	0.15	0.10	0.15	0.09	0.11
Net realized and unrealized gain (loss)	1.85	(1.27)	2.63	1.27	(0.65)	0.61

Total from investment operations	2.06	(1.12)	2.73	1.42	(0.56)	0.72
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.24)	(0.16)	(0.12)	(0.18)	(0.12)
Distributions from net realized gain	(0.85)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.29)	(0.24)	(0.16)	(0.12)	(0.18)	(0.12)
Net asset value, end of period	$14.66	$13.89	$15.25	$12.68	$11.38	$12.12

Total Return, at Net Asset Value[3]	14.84%	(7.22)%	21.62%	12.50%	(4.67)%	6.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,867,751	$1,636,759	$1,888,596	$1,645,373	$1,530,527	$1,599,618
Average net assets (in thousands)	$1,748,365	$1,741,048	$1,749,924	$1,606,586	$1,646,634	$1,591,772
Ratios to average net assets:[4,5]
Net investment income	1.52%	1.04%	0.75%	1.20%	0.74%	0.93%
Expenses excluding specific expenses listed below	0.56%	0.57%	0.59%	0.60%	0.59%	0.59%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.56%	0.57%	0.59%	0.60%	0.59%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.53%	0.53%	0.56%	0.55%	0.55%
Portfolio turnover rate[8]	24%	38%	9%	5%	8%	15%

22      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.18%
Year Ended January 31, 2019	1.20%
Year Ended January 31, 2018	1.22%
Year Ended January 31, 2017	1.23%
Year Ended January 29, 2016	1.21%
Year Ended January 30, 2015	1.21%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]

Per Share Operating Data
Net asset value, beginning of period	$13.60	$14.92	$12.41	$11.14	$11.87	$11.28
Income (loss) from investment operations:
Net investment income[2]	0.10	0.04	(0.00)[3]	0.05	(0.00)[3]	0.02
Net realized and unrealized gain (loss)	1.81	(1.23)	2.57	1.25	(0.64)	0.60
Total from investment operations	1.91	(1.19)	2.57	1.30	(0.64)	0.62
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.13)	(0.06)	(0.03)	(0.09)	(0.03)
Distributions from net realized gain	(0.85)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.16)	(0.13)	(0.06)	(0.03)	(0.09)	(0.03)
Net asset value, end of period	$14.35	$13.60	$14.92	$12.41	$11.14	$11.87

Total Return, at Net Asset Value[4]	14.09%	(7.92)%	20.72%	11.66%	(5.41)%	5.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,957	$489,474	$579,999	$535,568	$522,227	$557,576
Average net assets (in thousands)	$407,454	$527,915	$552,895	$533,800	$564,178	$562,221
Ratios to average net assets:[5,6]
Net investment income (loss)	0.76%	0.28%	(0.03)%	0.44%	(0.01)%	0.18%
Expenses excluding specific expenses listed below	1.32%	1.32%	1.34%	1.35%	1.34%	1.34%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	1.32%	1.32%	1.34%	1.35%	1.34%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.28%	1.28%	1.31%	1.30%	1.30%
Portfolio turnover rate[9]	24%	38%	9%	5%	8%	15%

24      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.94%
Year Ended January 31, 2019	1.95%
Year Ended January 31, 2018	1.97%
Year Ended January 31, 2017	1.98%
Year Ended January 29, 2016	1.96%
Year Ended January 30, 2015	1.96%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]

Per Share Operating Data
Net asset value, beginning of period	$13.82	$15.17	$12.62	$11.32	$12.05	$11.45
Income (loss) from investment operations:
Net investment income[2]	0.17	0.11	0.07	0.11	0.06	0.08
Net realized and unrealized gain (loss)	1.83	(1.26)	2.61	1.28	(0.64)	0.61
Total from investment operations	2.00	(1.15)	2.68	1.39	(0.58)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.20)	(0.13)	(0.09)	(0.15)	(0.09)
Distributions from net realized gain	(0.85)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.24)	(0.20)	(0.13)	(0.09)	(0.15)	(0.09)
Net asset value, end of period	$14.58	$13.82	$15.17	$12.62	$11.32	$12.05

Total Return, at Net Asset Value[3]	14.54%	(7.44)%	21.28%	12.29%	(4.88)%	5.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,693	$125,162	$134,457	$117,356	$108,810	$119,953
Average net assets (in thousands)	$132,477	$127,683	$123,173	$112,804	$120,320	$127,487
Ratios to average net assets:[4,5]
Net investment income	1.27%	0.78%	0.49%	0.94%	0.50%	0.66%
Expenses excluding specific expenses listed below	0.81%	0.82%	0.84%	0.85%	0.84%	0.84%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.81%	0.82%	0.84%	0.85%	0.84%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.78%	0.81%	0.80%	0.80%
Portfolio turnover rate[8]	24%	38%	9%	5%	8%	15%

26      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.43%
Year Ended January 31, 2019	1.45%
Year Ended January 31, 2018	1.47%
Year Ended January 31, 2017	1.48%
Year Ended January 29, 2016	1.46%
Year Ended January 30, 2015	1.46%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]

Per Share Operating Data
Net asset value, beginning of period	$14.08	$15.42	$12.81	$11.51	$12.25	$11.65
Income (loss) from investment operations:
Net investment income[2]	0.24	0.19	0.13	0.20	0.14	0.17
Net realized and unrealized gain (loss)	1.88	(1.29)	2.68	1.26	(0.66)	0.59
Total from investment operations	2.12	(1.10)	2.81	1.46	(0.52)	0.76
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.24)	(0.20)	(0.16)	(0.22)	(0.16)
Distributions from net realized gain	(0.85)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.32)	(0.24)	(0.20)	(0.16)	(0.22)	(0.16)
Net asset value, end of period	$14.88	$14.08	$15.42	$12.81	$11.51	$12.25

Total Return, at Net Asset Value[3]	15.11%	(7.00)%	21.98%	12.69%	(4.34)%	6.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,168	$24,190	$63,523	$56,496	$38,762	$30,551
Average net assets (in thousands)	$25,423	$53,966	$61,326	$41,675	$33,137	$17,424
Ratios to average net assets:[4,5]
Net investment income	1.76%	1.28%	0.90%	1.65%	1.14%	1.35%
Expenses excluding specific expenses listed below	0.32%	0.33%	0.34%	0.35%	0.35%	0.35%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.32%	0.33%	0.34%	0.35%	0.35%	0.35%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	0.28%	0.29%	0.28%	0.31%	0.31%	0.31%
Portfolio turnover rate[8]	24%	38%	9%	5%	8%	15%

28      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	0.94%
Year Ended January 31, 2019	0.96%
Year Ended January 31, 2018	0.97%
Year Ended January 31, 2017	0.98%
Year Ended January 29, 2016	0.97%
Year Ended January 30, 2015	0.97%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$14.28
Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	1.54
Total from investment operations	1.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)
Distributions from net realized gain	(0.85)
Total dividends and/or distributions to shareholders	(1.33)
Net asset value, end of period	$14.65

Total Return, at Net Asset Value[3]	11.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment income	1.82%
Expenses excluding specific expenses listed below	0.26%
Interest and fees from borrowings	0.00%
Total expenses[6]	0.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.22%
Portfolio turnover rate[7]	24%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.88%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Class R6	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$14.28
Income (loss) from investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain	1.54

Total from investment operations	1.71
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)
Distributions from net realized gain	(0.85)

Total dividends and/or distributions to shareholders	(1.34)
Net asset value, end of period	$14.65

Total Return, at Net Asset Value[3]	12.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment income	1.90%
Expenses excluding specific expenses listed below	0.18%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.14%
Portfolio turnover rate[7]	24%

1.	For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.
2.	Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Annualized for periods less than one full year.
5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
6.	Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.80%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

31      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Portfolio Series Active Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Portfolio Series Active Allocation Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund. Class R5 and R6 shares commenced operations on the Reorganization Date.

Effective September 30, 2019, the Fund’s fiscal year end changed from January 31 to December 31.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

32      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

33      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer

34      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

35      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on

36      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are

37      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.

Investment in the Invesco Oppenheimer Master Funds - Certain Underlying Funds in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Loan Fund (The “Master Loan Fund”), Invesco Oppenheimer Master Event-Linked Bond Fund (The “Master Event-Linked Bond Fund”) and Invesco Oppenheimer Master Inflation Protected Securities Fund, LLC (The “Master Inflation Protected Securities Fund”) (the “Invesco Oppenheimer Master Funds”). Each Invesco Oppenheimer Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Invesco Oppenheimer Master Fund than in another, the Fund will have greater exposure to the risks of that Invesco Oppenheimer Master Fund.

The investment objective of Master Loan Fund is to seek income. The investment objective of Master Event-Linked Bond Fund is to seek total return. The investment objective of Master Inflation Protected Securities Fund is to seek total return. The Fund’s investments in the Invesco Oppenheimer Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/( loss ) on its investments in each Invesco Oppenheimer Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Invesco Oppenheimer Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Invesco Oppenheimer Master Funds. As a shareholder, the Fund is subject to its proportional share of the Invesco Oppenheimer Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Invesco Oppenheimer Master Funds.

38      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion. The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.57%, 1.32%, 0.82%, 0.31%, 0.26% and 0.21%, respectively, of the Fund’s average daily net assets (the “expense limits”). In addition, Invesco has contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04%, as calculated on the daily net assets of the Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the period ended December 31, 2019, the Adviser waived advisory fees of $846,906.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of 0.04% of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended December 31,

39      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended December 31, 2019, IDI advised the Fund that IDI retained $178,269 in front-end sales commissions from the sale of Class A shares and $2,181 and $12,347 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $215,473 in front–end sales commissions from the sale of Class A shares and $4,579 and $10,804 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

40      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the investments in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral

41      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity contracts	Futures contracts	$775,225*	Futures contracts	$781,642*
Interest rate contracts	Futures contracts	16,521*	Futures contracts	$909,603*

Total		$791,746		$1,691,245

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Period Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$(2,309,596)
Interest rate contracts	2,006,585

Total	$(303,011)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$(6,417)
Interest rate contracts	(893,082)

Total	$(899,499)

The table below summarizes the period ended average notional value of futures contracts during the period.

42      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Futures contracts
Average notional amount	$221,284,064

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,323
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2019	61,321

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

43      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eleven Months Ended December 31, 2019 and the Fiscal Years Ended January 31, 2019 and January 31, 2018:

	December 31, 2019	January 31, 2019	January 31, 2018
Ordinary income	$66,844,849	$34,672,659	$24,282,423
Long-term capital gain	123,093,218	—	—
Total distributions	$189,938,067	$34,672,659	$24,282,423

Tax Components of Net Assets at Period-End:

2019
Undistributed long-term gain	$68,215,766
Net unrealized appreciation - investments	413,638,793
Temporary book/tax differences	(179,009)
Shares of beneficial interest	1,894,914,884
Total net assets	$2,376,590,434

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended December 31, 2019 was $543,681,299 and $670,689,760, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

44      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 443,629,877
Aggregate unrealized (depreciation) of investments	(29,991,084)

Net unrealized appreciation of investments	$ 413,638,793

Cost of investments for tax purposes is $1,954,149,822.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution and master fund transactions, on December 31, 2019, undistributed net investment loss was increased by $8,236,575, undistributed net realized gain (loss) was increased by $7,496,482, and shares of beneficial interest was increased by $740,093. This reclassification had no effect on the net assets of the Fund.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended December 31, 2019		Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	7,623,284	$112,723,970	8,279,326	$119,604,327	11,520,154	$ 158,595,411
Automatic conversion Class C to Class A	9,593,954	141,705,079	—	—	—	—
Dividends and/or distributions reinvested	10,281,664	150,112,305	2,151,162	27,534,859	1,370,124	19,894,213
Redeemed	(17,933,202)	(265,151,904)	(16,442,583)	(236,909,077)	(18,788,195)	(259,291,837)

Net increase (decrease)	9,565,700	$139,389,450	(6,012,095)	$(89,769,891)	(5,897,917)	$ (80,802,213)

Class B
Sold	—	$—	1,308	$19,225	5,644	$ 79,086
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed[1]	—	—	(837,842)	(12,209,922)	(2,595,314)	(35,162,730)

Net increase (decrease)	—	$—	(836,534)	$(12,190,697)	(2,589,670)	$ (35,083,644)

45      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eleven Months Ended December 31, 2019		Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	2,445,725	$35,120,053	3,761,309	$52,980,575	4,207,402	$56,797,604
Dividends and/or distributions reinvested	1,801,223	25,739,476	364,166	4,566,645	157,946	2,245,998
Automatic conversion Class C to Class A	(9,828,656)	(141,705,079)	—	—	—	—
Redeemed	(6,497,437)	(93,519,155)	(7,012,693)	(98,687,963)	(8,639,903)	(116,693,768)
Net increase (decrease)	(12,079,145)	$(174,364,705)	(2,887,218)	$(41,140,743)	(4,274,555)	$(57,650,166)

Class R
Sold	1,593,340	$23,324,906	1,978,258	$28,370,328	2,028,899	$28,004,514
Dividends and/or distributions reinvested	745,855	10,829,808	139,114	1,770,934	75,414	1,088,982
Redeemed	(1,817,210)	(26,649,167)	(1,922,981)	(27,629,550)	(2,542,115)	(34,877,005)
Net increase (decrease)	521,985	$7,505,547	194,391	$2,511,712	(437,802)	$(5,783,509)

Class Y
Sold	685,665	$10,255,782	1,172,064	$17,257,200	1,933,793	$26,855,663
Dividends and/or distributions reinvested	142,312	2,107,634	32,182	417,075	51,993	762,732
Redeemed	(787,214)	(11,749,627)	(3,606,532)	(51,254,817)	(2,273,941)	(32,042,973)
Net increase (decrease)	40,763	$613,789	(2,402,286)	$(33,580,542)	(288,155)	$(4,424,578)

Class R5[2]
Sold	700	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	700	$10,000	—	$—	—	$—

Class R6[2]
Sold	700	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	700	$10,000	—	$—	—	$—

46      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

2. Commencement date after the close of business on May 24, 2019.

47      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Portfolio Series Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Portfolio Series Active Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the period from February 1, 2019 through December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the period from February 1, 2019 through December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Portfolio Series Active Allocation Fund (formerly known as Oppenheimer Portfolio Series Active Allocation Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

48      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

49      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eleven months ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$123,093,218
Qualified Dividend Income*	27.49%
Corporate Dividends Received Deduction*	36.81%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

51      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

52      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

53      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

54      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

55      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

56      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal

			N/A	N/A

57      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

58      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

59      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

60      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and

			N/A	N/A

61      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

62      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

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From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

63      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

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64      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

65      INVESCO OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

INVESCO’S PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
◾ Fund reports and prospectuses ◾ Quarterly statements ◾ Daily confirmations ◾ Tax forms
Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-OPSAA-AR-1	02252020

Shareholder Report for the

Eleven Months Ended 12/31/2019

Invesco

Oppenheimer

Portfolio Series

Conservative

Investor Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Portfolio Series Conservative Investor Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Global Aggregate Bond Index, Hedged Index	MSCI All Country World Index (Net)	Custom Invesco Oppenheimer Portfolio Series Conservative Investor Index

1-Year	12.36%	6.20%	8.22%	26.60%	11.78%

5-Year	4.05	2.87	3.57	8.41	4.64

10-Year	5.14	4.55	4.08	8.79	5.17

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 12.36% over the one-year reporting period, while the Custom Invesco Oppenheimer Portfolio Series Conservative Index returned 11.78% during the period. In comparison, the Bloomberg Barclays Global Aggregate Bond Index, Hedged, returned of 8.22% and the MSCI ACWI returned 26.60% over the same time period.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class R6 shares of all underlying funds discussed in this Fund Performance Discussion.

5      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

The Fund seeks total return and is managed based on forward-looking, long-term, capital market expectations that are built and maintained by the Invesco Investment Solutions Team. These capital market expectations, combined with robust portfolio construction, help guide the strategic asset allocation. The Fund invests primarily in open-end funds, closed-end funds, and exchange-traded funds (ETFs) managed by Invesco and/or its affiliates.

The Fund’s allocation to the Invesco Oppenheimer International Bond Fund was beneficial to performance over the reporting period, driven by the Fund’s exchange rates exposure to Brazil and Mexico, as well as credit positioning in Greece. Additionally, exposure to emerging market local and dollar debt contributed to results. Within equities, security selection within our global franchise proved positive for performance, specifically security selection in the Invesco Oppenheimer Developing Markets Fund and Invesco Oppenheimer Global Fund. In addition to security selection, sector underweights versus the Fund’s benchmark also drove positive performance in the Consumer Staples, Energy, Materials, and Utilities Sectors. Within US equities, our allocation to the Invesco Russell 1000 Dynamic Multifactor ETF was another notable driver of returns over the reporting period. Security selection within our bank loans allocation was a detractor from returns, as well as our exposure to alternatives, which is expected as alternatives tend to lag in a significant up-market.

Portfolio Manager: Jeff Bennett

6      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Fixed Income Funds	44.4%
Foreign Fixed Income Funds	24.5
Foreign Equity Funds	14.5
Alternative Funds	8.7
Domestic Equity Funds	6.8
Money Market Funds	1.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Oppenheimer Total Return Bond Fund	24.8%
Invesco Oppenheimer International Bond Fund	24.5
Invesco Oppenheimer Master Loan Fund	10.0
Invesco Oppenheimer Limited-Term Government Fund	6.1
Invesco Oppenheimer Global Fund	6.0
Invesco Oppenheimer Master Event-Linked Bond Fund	3.7
Invesco Oppenheimer Master Inflation Protected Securities Fund	3.5
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	2.9
Invesco Oppenheimer Fundamental Alternatives Fund	2.1
Invesco Oppenheimer Real Estate Fund	1.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	12.36%	4.05%	5.14%
Class C (OCCIX)	4/5/05	11.47	3.25	4.36
Class R (ONCIX)	4/5/05	12.09	3.80	4.87
Class Y (OYCIX)	4/5/05	12.56	4.30	5.42
Class R5 (PXCIX)*	5/24/19	12.58	4.09	5.16
Class R6 (PXCCX)*	5/24/19	12.60	4.09	5.16

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	6.20%	2.87%	4.55%
Class C (OCCIX)	4/5/05	10.47	3.25	4.36
Class R (ONCIX)	4/5/05	12.09	3.80	4.87
Class Y (OYCIX)	4/5/05	12.56	4.30	5.42
Class R5 (PXCIX)*	5/24/19	12.58	4.09	5.16
Class R6 (PXCCX)*	5/24/19	12.60	4.09	5.16

* Class R5 and Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R and Class Y respectively, of the Fund. Class R5 and Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

8      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

The Fund’s performance is compared to the performance of the Custom Invesco Oppenheimer Portfolio Series Conservative Investor Index. The Custom Invesco Oppenheimer Portfolio Series Conservative Investor Index consists of 20% MSCI All Country World Index and 80% Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI® ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019

Class A	$1,000.00	$1,030.50	$2.15

Class C	1,000.00	1,025.70	6.09

Class R	1,000.00	1,028.90	3.53

Class Y	1,000.00	1,030.60	0.92

Class R5	1,000.00	1,031.50	0.92

Class R6	1,000.00	1,031.70	0.46

Hypothetical (5% return before expenses)

Class A	1,000.00	1,023.09	2.14

Class C	1,000.00	1,019.21	6.07

Class R	1,000.00	1,021.73	3.52

Class Y	1,000.00	1,024.30	0.92

Class R5	1,000.00	1,024.30	0.92

Class R6	1,000.00	1,024.75	0.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios

Class A	0.42%

Class C	1.19

Class R	0.69

Class Y	0.18

Class R5	0.18

Class R6	0.09

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Investment Companies—99.9%
Alternative Funds—8.7%
Invesco Oppenheimer Fundamental Alternatives Fund[1]	432,694	$11,963,976
Invesco Oppenheimer Master Event-Linked Bond Fund[1]	1,282,764	20,575,398
Invesco Oppenheimer Real Estate Fund[1]	400,461	10,804,434
Invesco Oppenheimer SteelPath MLP Select 40 Fund[1]	790,811	5,598,941
		48,942,749
Domestic Equity Funds—6.8%
Invesco Oppenheimer Discovery Mid Cap Growth Fund[1]	252,333	6,595,987
Invesco Oppenheimer Main Street Small Cap Fund[1]	391,783	6,201,919
Invesco Oppenheimer Value Fund[1]	296,036	8,756,756
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund[1]	495,100	16,575,948
		38,130,610
Domestic Fixed Income Funds—44.4%
Invesco Oppenheimer Limited-Term Government Fund[1]	7,834,751	34,081,166
Invesco Oppenheimer Master Inflation Protected Securities Fund[1]	1,511,926	19,523,506
Invesco Oppenheimer Master Loan Fund[1]	3,274,367	56,299,470
Invesco Oppenheimer Total Return Bond Fund[1]	20,020,523	139,342,843
		249,246,985
Foreign Equity Funds—14.4%
Invesco Oppenheimer Developing Markets Fund[1]	183,590	8,369,878
Invesco Oppenheimer Emerging Markets Innovators Fund[1,2]	283,271	3,203,799
Invesco Oppenheimer Global Fund[1]	349,476	33,647,576
Invesco Oppenheimer Global Infrastructure Fund[1]	892,765	10,641,760
Invesco Oppenheimer International Equity Fund[1]	433,973	9,408,543
Invesco Oppenheimer International Growth Fund[1]	215,248	9,522,564
Invesco Oppenheimer International Small-Mid Company Fund[1]	131,273	6,291,926
		81,086,046
Foreign Fixed Income Fund—24.5%
Invesco Oppenheimer International Bond Fund[1]	24,665,273	137,632,226
Money Market Fund—1.1%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[3]	6,068,698	6,068,698
Total Investments, at Value (Cost $533,971,488)	99.9%	561,107,314
Net Other Assets (Liabilities)	0.1	302,698

Net Assets	100.0%	$561,410,012

Footnotes to Schedule of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 31, 2019	Gross Additions	Gross Reductions	Shares December 31, 2019
Investment Companies
Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	409,938	22,756	—	432,694
Invesco Oppenheimer Master Event-Linked Bond Fund	1,226,899	55,865	—	1,282,764

12      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Schedule of Investments (continued)

	Shares January 31, 2019	Gross Additions		Gross Reductions		Shares December 31, 2019
Invesco Oppenheimer Real Estate Fund	396,960	20,978		17,477		400,461
Invesco Oppenheimer SteelPath MLP Select 40 Fund	737,093	65,710		11,992		790,811
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	118,471	—		118,471		—
Invesco Oppenheimer Discovery Mid Cap Growth Fund	272,484	9,390		29,541		252,333
Invesco Oppenheimer Main Street Small Cap Fund	411,452	1,197		20,866		391,783
Invesco Oppenheimer Value Fund	489,329	65,565		258,858		296,036
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	—	518,100		23,000		495,100
Domestic Fixed Income Funds
Invesco Oppenheimer Limited-Term Government Fund	10,961,760	490,252		3,617,261		7,834,751
Invesco Oppenheimer Master Inflation Protected Securities Fund	2,087,517	34,144		609,735		1,511,926
Invesco Oppenheimer Master Loan Fund	3,228,487	75,177		29,297		3,274,367
Invesco Oppenheimer Total Return Bond Fund	21,263,843	831,118		2,074,438		20,020,523
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	220,108	5,260		41,778		183,590
Invesco Oppenheimer Emerging Markets Innovators Fund	302,160	—		18,889		283,271
Invesco Oppenheimer Global Fund	436,351	4,956		91,831		349,476
Invesco Oppenheimer Global Infrastructure Fund	960,524	23,661		91,420		892,765
Invesco Oppenheimer International Equity Fund	558,975	8,015		133,017		433,973
Invesco Oppenheimer International Growth Fund	237,334	2,664		24,750		215,248
Invesco Oppenheimer International Small-Mid Company Fund	81,208	55,803		5,738		131,273
Foreign Fixed Income Funds
Invesco Oppenheimer International Bond Fund	25,266,341	1,232,426		1,833,494		24,665,273

	Value	Investment Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Investment Companies
Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	$11,963,976	$280,190		$—		$ 339,001
Invesco Oppenheimer Master Event-Linked Bond Fund	20,575,398	1,343,082	[a,b]	(865,760)	[a]	226,171	[a]

13      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (continued)

	Value	Investment Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Invesco Oppenheimer Real Estate Fund[c]	$10,804,434	$249,223		$(50,900)	$808,807
Invesco Oppenheimer SteelPath MLP Select 40 Fund	5,598,941	488,159		(5,516)	(561,482)
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	—	—		(15,016)	139,410
Invesco Oppenheimer Discovery Mid Cap Growth Fund[d]	6,595,987	—		(23,619)	1,250,418
Invesco Oppenheimer Main Street Small Cap Fund[e]	6,201,919	—		19,917	689,086
Invesco Oppenheimer Value Fund[f]	8,756,756	198,130		217,718	(564,730)
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	16,575,948	254,764		32,525	2,893,612
Domestic Fixed Income Funds
Invesco Oppenheimer Limited-Term Government Fund	34,081,166	1,060,885		(1,100,256)	1,407,911
Invesco Oppenheimer Master Inflation Protected Securities Fund	19,523,506	507,368	[g,h]	337,376 [g]	729,375[g]
Invesco Oppenheimer Master Loan Fund	56,299,470	2,951,428	[i,j]	(2,390,449)[i]	(593,464)	[i]
Invesco Oppenheimer Total Return Bond Fund[k]	139,342,843	4,278,709		(539,043)	7,220,278
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund[l]	8,369,878	62,822		162,838	818,797
Invesco Oppenheimer Emerging Markets Innovators Fund	3,203,799	—		8,897	442,469
Invesco Oppenheimer Global Fund[m]	33,647,576	185,070		(149,759)	5,910,225
Invesco Oppenheimer Global Infrastructure Fund	10,641,760	273,623		54,909	1,054,059
Invesco Oppenheimer International Equity Fund	9,408,543	172,002		(16,704)	1,118,411
Invesco Oppenheimer International Growth Fund	9,522,564	116,241		(16,105)	1,569,754
Invesco Oppenheimer International Small-Mid Company Fund[n]	6,291,926	25,799		(3,626)	571,745
Foreign Fixed Income Funds
Invesco Oppenheimer International Bond Fund	137,632,226	1,666,280		(633,272)	6,209,672

Total	$555,038,616	$14,113,775		$(4,975,845)	$31,679,525

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Fund.

b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Fund.

c. This fund distributed realized gains of $303,028.

d. This fund distributed realized gains of $240,660.

e. This fund distributed realized gains of $18,514.

f. This fund distributed realized gains of $1,714,639.

14      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Schedule of Investments (continued)

g. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Inflation Protected Securities Fund.

h. Net of expenses allocated to the Fund From Invesco Oppenheimer Master Inflation Protected Securities Fund.

i. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

j. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

k. This fund distributed realized gains of $406,399.

l. This fund distributed realized gains of $173,005.

m. This fund distributed realized gains of $287,006.

n. This fund distributed realized gains of $272,730.

2. Non-income producing security.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	3/20/20	45	CAD 4,863	$4,764,237	$(98,857)
Euro-BTP	Buy	3/6/20	54	EUR 8,613	8,629,059	15,652
Euro-BUND	Buy	3/6/20	32	EUR 6,200	6,119,636	(80,454)
Euro-OAT	Buy	3/6/20	59	EUR 10,885	10,772,167	(112,607)
Japanese Bonds, 10 yr.	Buy	3/13/20	29	JPY 40,684	40,616,815	(66,837)
Long Gilt	Buy	3/27/20	72	GBP 12,713	12,529,868	(183,232)
S&P 500 E-Mini Index	Buy	3/20/20	5	USD 799	807,750	8,252

						$(518,083)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen

Definitions
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
OAT	French Government Bonds
S&P	Standard & Poor’s

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—affiliated companies (cost $ 533,971,488) —see accompanying schedule of investments	561,107,314

Cash	58,934

Receivables and other assets:
Dividends	1,048,255
Variation margin receivable - futures contracts	950,171
Shares of beneficial interest sold	389,636
Other	129,254

Total assets	563,683,564
Liabilities
Payables and other liabilities:
Investments purchased	1,043,783
Shares of beneficial interest redeemed	726,805
Transfer and shareholder servicing agent fees	220,166
Distribution and service plan fees	180,882
Shareholder communications	40,856
Trustees’ compensation	34,523
Other	26,537

Total liabilities	2,273,552

Net Assets	$561,410,012

Composition of Net Assets
Shares of beneficial interest	$568,400,737

Total accumulated loss	(6,990,725)

Net Assets	$561,410,012

16      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $415,244,431 and 43,911,393 shares of beneficial interest outstanding)	$9.46

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$10.01

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $88,938,823 and 9,510,002 shares of beneficial interest outstanding)	$9.35

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $49,017,435 and 5,194,832 shares of beneficial interest outstanding)	$9.44

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,189,431 and 862,657 shares of beneficial interest outstanding)	$9.49

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,945 and 1,052.63 shares of beneficial interest outstanding)	$9.45

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,947 and 1,053 shares of beneficial interest outstanding)	$9.45

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF

OPERATIONS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Allocation of Income and Expenses from the Invesco Oppenheimer Master Funds[1]
Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund:
Interest	$1,417,222	$1,014,534
Dividends	7,263	7,470
Net expenses	(81,403)	(60,035)

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund	1,343,082	961,969

Net investment income allocated from Invesco Oppenheimer Master Inflation Protected Securities Fund:
Interest	609,178	1,128,321
Dividends	4,727	5,386
Net expenses	(106,537)	(184,721)

Net investment income allocated from Invesco Oppenheimer Master Inflation Protected Securities Fund	507,368	948,986

Net investment income allocated from Invesco Oppenheimer Master Loan Fund:
Interest	3,202,325	2,306,755
Dividends	75,758	48,244
Net expenses	(326,655)	(155,288)

Net investment income allocated from Invesco Oppenheimer Master Loan Fund	2,951,428	2,199,711

Total allocation of net investment income	4,801,878	4,110,666
Investment Income
Dividends from affiliated companies	9,334,605	11,896,019

Interest	15,626	13,824

Total investment income	9,350,231	11,909,843
Expenses

Distribution and service plan fees:
Class A	904,332	1,004,210
Class B2	—	2,955
Class C	965,669	1,289,932
Class R	216,257	210,629

Transfer and shareholder servicing agent fees:
Class A	594,303	807,233
Class B2	—	578
Class C	157,697	253,007
Class R	69,398	83,741
Class Y	10,707	11,492
Class R5	7	—
Class R6	2	—

Shareholder communications:
Class A	44,910	17,994
Class B2	—	49
Class C	10,766	5,654

18      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Expenses (Continued)

Class R	$ 5,181	$ 1,590
Class Y	819	225
Class R5	1	—
Class R6	1	—

Trustees’ compensation	14,785	8,432

Custodian fees and expenses	11,597	4,080

Other	71,296	54,733

Total expenses	3,077,728	3,756,534
Less waivers and reimbursements of expenses	(520,634)	(592,849)

Net expenses	2,557,094	3,163,685
Net Investment Income	11,595,015	12,856,824
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in affiliated companies	(2,057,012)	26,578,013
Futures contracts	2,791,440	—
Foreign currency transactions	(6,471)	—
Distributions received from affiliate companies	3,415,981	7,301,237

Net realized gain (loss) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	(865,760)	(387,983)
Invesco Oppenheimer Master Inflation Protected Securities Fund	337,376	(570,925)
Invesco Oppenheimer Master Loan Fund	(2,390,449)	209,597

Net realized gain	1,225,105	33,129,939

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in affiliated companies	31,317,443	(53,748,280)
Translation of assets and liabilities denominated in foreign currencies	36,078	—
Futures contracts	(518,083)	—

Net change in unrealized appreciation/(depreciation) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	226,171	(577,411)
Invesco Oppenheimer Master Inflation Protected Securities Fund	729,375	(506,407)
Invesco Oppenheimer Master Loan Fund	(593,464)	(2,238,688)

Net change in unrealized appreciation/(depreciation)	31,197,520	(57,070,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 44,017,640	$(11,084,023)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$11,595,015	$12,856,824	$10,404,475

Net realized gain	1,225,105	33,129,939	22,131,340

Net change in unrealized appreciation/(depreciation)	31,197,520	(57,070,786)	24,046,534

Net increase (decrease) in net assets resulting from operations	44,017,640	(11,084,023)	56,582,349
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(25,456,508)	(8,685,727)	(9,351,733)
Class B1	—	—	(5,347)
Class C	(4,845,071)	(1,802,991)	(1,929,785)
Class R	(2,864,623)	(845,052)	(861,904)
Class Y	(519,048)	(156,417)	(153,200)
Class R5	(678)	—	—
Class R6	(681)	—	—

Total distributions from distributable earnings	(33,686,609)	(11,490,187)	(12,301,969)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	12,511,148	(33,682,311)	(13,651,741)
Class B1	—	(1,830,823)	(5,059,405)
Class C	(39,499,854)	(8,930,783)	(17,926,869)
Class R	4,186,436	52,916	(162,889)
Class Y	1,442,905	687,591	522,312
Class R5	10,000	—	—
Class R6	10,000	—	—

Total beneficial interest transactions	(21,339,365)	(43,703,410)	(36,278,592)
Net Assets
Total increase (decrease)	(11,008,334)	(66,277,620)	8,001,788

Beginning of period	572,418,346	638,695,966	630,694,178

End of period	$561,410,012	$572,418,346	$638,695,966

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.67	$9.02	$8.54	$9.07	$8.74

Income (loss) from investment operations:
Net investment income[2]	0.21	0.22	0.17	0.20	0.15	0.17
Net realized and unrealized gain (loss)	0.56	(0.37)	0.69	0.47	(0.48)	0.31

Total from investment operations	0.77	(0.15)	0.86	0.67	(0.33)	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.21)	(0.21)	(0.19)	(0.20)	(0.15)
Distributions from net realized gain	(0.29)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.62)	(0.21)	(0.21)	(0.19)	(0.20)	(0.15)

Net asset value, end of period	$9.46	$9.31	$9.67	$9.02	$8.54	$9.07

Total Return, at Net Asset Value[3]	8.26%	(1.49)%	9.53%	7.92%	(3.68)%	5.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,244	$396,318	$445,732	$428,722	$381,636	$377,253

Average net assets (in thousands)	$408,094	$413,824	$440,897	$413,080	$385,849	$356,752

Ratios to average net assets:[4,5]
Net investment income	2.39%	2.35%	1.82%	2.22%	1.70%	1.84%
Expenses excluding specific expenses listed below	0.53%	0.52%	0.53%	0.54%	0.54%	0.53%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.53%	0.52%	0.53%	0.54%	0.54%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.43%	0.42%	0.42%	0.44%	0.44%	0.43%

Portfolio turnover rate[8]	6%	45%	7%	9%	10%	14%

21      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	0.99%
Year Ended January 31, 2019	1.00%
Year Ended January 31, 2018	1.06%
Year Ended January 31, 2017	1.08%
Year Ended January 29, 2016	1.07%
Year Ended January 30, 2015	1.06%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class C	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.20	$9.56	$8.92	$8.43	$8.96	$8.63

Income (loss) from investment operations:
Net investment income[2]	0.14	0.15	0.10	0.13	0.08	0.10
Net realized and unrealized gain (loss)	0.55	(0.38)	0.67	0.48	(0.48)	0.32

Total from investment operations	0.69	(0.23)	0.77	0.61	(0.40)	0.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.13)	(0.13)	(0.12)	(0.13)	(0.09)
Distributions from net realized gain	(0.29)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.54)	(0.13)	(0.13)	(0.12)	(0.13)	(0.09)

Net asset value, end of period	$9.35	$9.20	$9.56	$8.92	$8.43	$8.96

Total Return, at Net Asset Value[3]	7.48%	(2.30)%	8.69%	7.28%	(4.48)%	4.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,939	$125,385	$139,290	$147,359	$150,838	$163,041

Average net assets (in thousands)	$105,596	$129,705	$141,175	$153,128	$159,469	$160,307

Ratios to average net assets:[4,5]
Net investment income	1.63%	1.60%	1.06%	1.47%	0.95%	1.08%
Expenses excluding specific expenses listed below	1.29%	1.27%	1.28%	1.29%	1.29%	1.28%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.29%	1.27%	1.28%	1.29%	1.29%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.17%	1.17%	1.19%	1.19%	1.18%

Portfolio turnover rate[8]	6%	45%	7%	9%	10%	14%

23      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.75%
Year Ended January 31, 2019	1.75%
Year Ended January 31, 2018	1.81%
Year Ended January 31, 2017	1.83%
Year Ended January 29, 2016	1.82%
Year Ended January 30, 2015	1.81%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class R	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.65	$9.01	$8.53	$9.05	$8.72

Income (loss) from investment operations:
Net investment income[2]	0.19	0.20	0.15	0.18	0.13	0.14
Net realized and unrealized gain (loss)	0.55	(0.37)	0.67	0.47	(0.48)	0.32

Total from investment operations	0.74	(0.17)	0.82	0.65	(0.35)	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.19)	(0.18)	(0.17)	(0.17)	(0.13)
Distributions from net realized gain	(0.29)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.59)	(0.19)	(0.18)	(0.17)	(0.17)	(0.13)

Net asset value, end of period	$9.44	$9.29	$9.65	$9.01	$8.53	$9.05

Total Return, at Net Asset Value[3]	7.99%	(1.73)%	9.18%	7.71%	(3.89)%	5.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,017	$44,044	$45,605	$42,716	$35,442	$42,872

Average net assets (in thousands)	$47,692	$42,940	$44,190	$38,675	$39,789	$43,215

Ratios to average net assets:[4,5]
Net investment income	2.13%	2.10%	1.59%	1.99%	1.44%	1.58%
Expenses excluding specific expenses listed below	0.78%	0.77%	0.77%	0.79%	0.79%	0.78%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.78%	0.77%	0.77%	0.79%	0.79%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.67%	0.66%	0.69%	0.69%	0.68%

Portfolio turnover rate[8]	6%	45%	7%	9%	10%	14%

25      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.24%
Year Ended January 31, 2019	1.25%
Year Ended January 31, 2018	1.30%
Year Ended January 31, 2017	1.33%
Year Ended January 29, 2016	1.32%
Year Ended January 30, 2015	1.31%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class Y	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$9.34	$9.71	$9.06	$8.57	$9.10	$8.77

Income (loss) from investment operations:
Net investment income[2]	0.23	0.24	0.20	0.23	0.17	0.20
Net realized and unrealized gain (loss)	0.56	(0.38)	0.68	0.47	(0.49)	0.31

Total from investment operations	0.79	(0.14)	0.88	0.70	(0.32)	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.23)	(0.23)	(0.21)	(0.21)	(0.18)
Distributions from net realized gain	(0.29)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.64)	(0.23)	(0.23)	(0.21)	(0.21)	(0.18)

Net asset value, end of period	$9.49	$9.34	$9.71	$9.06	$8.57	$9.10

Total Return, at Net Asset Value[3]	8.47%	(1.31)%	9.78%	8.27%	(3.54)%	5.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,189	$6,671	$6,195	$5,280	$5,078	$6,947

Average net assets (in thousands)	$7,408	$5,897	$5,831	$5,067	$7,659	$4,601

Ratios to average net assets:[4,5]
Net investment income	2.63%	2.59%	2.14%	2.52%	1.93%	2.22%
Expenses excluding specific expenses listed below	0.29%	0.28%	0.28%	0.29%	0.29%	0.28%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.29%	0.28%	0.28%	0.29%	0.29%	0.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.18%	0.17%	0.19%	0.19%	0.18%

Portfolio turnover rate[8]	6%	45%	7%	9%	10%	14%

27      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	0.75%
Year Ended January 31, 2019	0.76%
Year Ended January 31, 2018	0.81%
Year Ended January 31, 2017	0.83%
Year Ended January 29, 2016	0.82%
Year Ended January 30, 2015	0.81%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class R5	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$9.50

Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	0.43

Total from investment operations	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)
Distributions from net realized gain	(0.29)

Total dividends and/or distributions to shareholders	(0.64)

Net asset value, end of period	$9.45

Total Return, at Net Asset Value[3]	6.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	2.67%
Expenses excluding specific expenses listed below	0.25%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.15%

Portfolio turnover rate[7]	6%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.61%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$9.50

Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	0.44

Total from investment operations	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)
Distributions from net realized gain	(0.29)

Total dividends and/or distributions to shareholders	(0.65)

Net asset value, end of period	$9.45

Total Return, at Net Asset Value[3]	6.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	2.75%
Expenses excluding specific expenses listed below	0.17%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.07%

Portfolio turnover rate[7]	6%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.53%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 -Significant Accounting Policies

Invesco Oppenheimer Portfolio Series Conservative Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Portfolio Series Conservative Investor Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund. Class R5 and R6 shares commenced operations on the Reorganization Date.

Effective September 30, 2019, the Fund’s fiscal year end changed from January 31 to December 31.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

31      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

32      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer

33      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

34      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on

35      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are

36      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.

Investment in the Invesco Oppenheimer Master Funds - Certain Underlying Funds in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Loan Fund (The “Master Loan Fund”), Invesco Oppenheimer Master Event-Linked Bond Fund (The “Master Event-Linked Bond Fund”) and Invesco Oppenheimer Master Inflation Protected Securities Fund, LLC (The “Master Inflation Protected Securities Fund”) (the “Invesco Oppenheimer Master Funds”). Each Invesco Oppenheimer Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Invesco Oppenheimer Master Fund than in another, the Fund will have greater exposure to the risks of that Invesco Oppenheimer Master Fund.

The investment objective of Master Loan Fund is to seek income. The investment objective of Master Event-Linked Bond Fund is to seek total return. The investment objective of Master Inflation Protected Securities Fund is to seek total return. The Fund’s investments in the Invesco Oppenheimer Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Invesco Oppenheimer Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Invesco Oppenheimer Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Invesco Oppenheimer Master Funds. As a shareholder, the Fund is subject to its proportional share of the Invesco Oppenheimer Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Invesco Oppenheimer Master Funds.

37      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.50%, 1.25%, 0.75%, 0.25%, 0.20% and 0.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In addition, Invesco has contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate 0.10%, as calculated on the daily net assets of the Fund through at least May 28, 2021. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the period ended December 31, 2019, the Adviser waived advisory fees of $520,634.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of 0.10% of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

38      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

The Trust has entered into a transfer agency and service agreement with Invesco

Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended December 31, 2019, IDI advised the Fund that IDI retained $36,005 in front-end sales commissions from the sale of Class A shares and $36 and $3,574 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $33,448 in front–end sales commissions from the sale of Class A shares and $2,575 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

39      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the investments in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations.

40      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity contracts	Futures contracts	$8,252*
Interest rate contracts	Futures contracts	15,652*	Futures contracts	$541,987*

Total		$23,904		$541,987

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Period Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$76,401
Interest rate contracts	2,715,039

Total	$2,791,440

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$8,252
Interest rate contracts	(526,335)

Total	$(518,083)

The table below summarizes the ten month average notional value of futures contracts during the period.

41      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

Futures contracts
Average notional amount	$83,308,632

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$577
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2019	8,186

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

42      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Note 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eleven Months Ended December 31, 2019 and the Fiscal Years Ended January 31, 2019 and January 31, 2018:

	December 31, 2019	January 31, 2019	January 31, 2018
Ordinary income	$18,990,345	$11,490,187	$12,301,969
Long-term capital gain	14,696,264	—	—

Total distributions	$33,686,609	$11,490,187	$12,301,969

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$461,158
Net unrealized appreciation (depreciation) - investments	(5,714,414)
Temporary book/tax differences	(32,554)
Post-October deferrals	(902,552)
Late-year ordinary loss deferrals	(802,362)
Shares of beneficial interest	568,400,736

Total net assets	$561,410,012

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

43      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended December 31, 2019 was $36,723,147 and $77,318,119, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$32,835,477
Aggregate unrealized (depreciation) of investments	(38,549,891)

Net unrealized depreciation of investments	$(5,714,414)

Cost of investments for tax purposes is $651,097,338.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution reclass and partnership transactions, on December 31, 2019, undistributed net investment income was decreased by $5,450,644, undistributed net realized gain (loss) was increased by $18,393,184 and shares of beneficial interest was decreased by $12,942,540. This reclassification had no effect on the net assets of the Fund.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended		Year Ended January 31,		Year Ended January 31,
	December 31, 2019			2019		2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	4,620,623	$44,774,281	3,948,210	$37,032,236	6,927,441	$64,650,066
Automatic Conversion Class C to Class A Shares	2,379,107	23,175,312	—	—	—	—
Dividends and/or distributions reinvested	2,674,813	25,169,990	953,425	8,514,084	969,633	9,182,426
Redeemed	(8,332,966)	(80,608,435)	(8,422,920)	(79,228,631)	(9,321,238)	(87,484,233)

Net increase (decrease)	1,341,577	$12,511,148	(3,521,285)	$(33,682,311)	(1,424,164)	$(13,651,741)

44      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

	Eleven Months Ended		Year Ended January 31,		Year Ended January 31,
	December 31, 2019			2019		2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class B
Sold	—	$—	1,000	$9,621	14,790	$139,803
Dividends and/or distributions reinvested	—	—	—	—	555	5,342
Redeemed[1]	—	—	(191,749)	(1,840,444)	(554,543)	(5,204,550)

Net increase (decrease)	—	$—	(190,749)	$(1,830,823)	(539,198)	$(5,059,405)

Class C
Sold	1,584,516	$15,070,820	2,105,838	$19,435,041	2,487,610	$22,996,790
Dividends and/or distributions reinvested	514,911	4,793,825	202,257	1,787,955	204,382	1,913,018
Automatic Conversion Class C to Class A Shares	(2,414,321)	(23,175,312)	—	—	—	—
Redeemed	(3,800,672)	(36,189,187)	(3,258,602)	(30,153,779)	(4,642,579)	(42,836,677)

Net increase (decrease)	(4,115,566)	$(39,499,854)	(950,507)	$(8,930,783)	(1,950,587)	$(17,926,869)

Class R
Sold	1,239,073	$11,865,408	1,320,170	$12,350,680	1,474,568	$13,805,145
Dividends and/or distributions reinvested	295,194	2,771,869	90,471	806,093	87,314	825,116
Redeemed	(1,081,750)	(10,450,841)	(1,394,615)	(13,103,857)	(1,578,886)	(14,793,150)

Net increase (decrease)	452,517	$4,186,436	16,026	$52,916	(17,004)	$(162,889)

Class Y
Sold	337,426	$3,291,284	327,615	$3,083,657	491,505	$4,610,190
Dividends and/or distributions reinvested	54,483	514,865	17,368	155,620	14,320	136,038
Redeemed	(243,174)	(2,363,244)	(269,068)	(2,551,686)	(450,688)	(4,223,916)

Net increase (decrease)	148,735	$1,442,905	75,915	$687,591	55,137	$522,312

45      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eleven Months Ended		Year Ended January 31,		Year Ended January 31,
	December 31, 2019			2019		2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R5[2]
Sold	1,053	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	1,053	$10,000	—	$—	—	$—

Class R6[2]
Sold	1,053	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	1,053	$10,000	—	$—	—	$—

1.	All outstanding Class B shares converted to Class A shares on June 1, 2018.
2.	Commencement date after the close of business on May 24, 2019.

46      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Portfolio Series Conservative Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Portfolio Series Conservative Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the period from February 1, 2019 through December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the period from February 1, 2019 through December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Portfolio Series Conservative Investor Fund (formerly known as Oppenheimer Portfolio Series Conservative Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

47      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

48      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue

Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eleven months ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$14,696,264
Qualified Dividend Income*	8.83%
Corporate Dividends Received Deduction*	6.87%
U.S. Treasury Obligations*	1.10%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

50      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

51      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

52      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

53      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

54      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

55      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

56      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

57      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

58      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

59      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

60      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Citibank, N.A. 111 Wall Street New York, NY 10005

61      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

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We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

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From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

62      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

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We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

63      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

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Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

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We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

64      INVESCO OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-OPSCI-AR-1 022720

Shareholder Report for the Eleven Months Ended 12/31/2019

Invesco
Oppenheimer
Portfolio Series
Growth Investor
Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Portfolio Series Growth Investor Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index (Net)	Bloomberg Barclays Global Aggregate Bond Index, Hedged

1-Year	26.76%	19.76%	26.60%	8.22%

5-Year	7.28	6.07	8.41	3.57

10-Year	8.85	8.24	8.79	4.08

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

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Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 26.76% over the one-year reporting period. In comparison, the MSCI ACWI Index returned 26.60% and the Bloomberg Barclays Global Aggregate Bond Index, Hedged, returned of 8.22% over the same time period.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class R6 shares of all underlying funds discussed in this Fund Performance Discussion.

4      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

The Fund seeks total return and is managed based on forward-looking, long-term, capital market expectations that are built and maintained by the Invesco Investment Solutions Team. These capital market expectations, combined with robust portfolio construction, help guide the strategic asset allocation. The Fund invests primarily in open-end funds, closed-end funds, and exchange-traded funds (ETFs) managed by Invesco and/ or its affiliates.

Within equities, security selection within our global franchise proved positive for performance, specifically security selection in the Invesco Oppenheimer Developing Markets Fund and Invesco Oppenheimer Global Fund. In addition to security selection, sector underweights versus the Fund’s benchmarks also drove positive performance in the Consumer Staples, Energy, Materials, and Utilities Sectors. Within US equities, our allocation to the Invesco Russell 1000 Dynamic Multifactor ETF was another notable driver of returns over the reporting period. Security selection within our bank loans allocation was a detractor from returns, as well as our exposure to alternatives, which is expected as alternatives tend to lag in a significant up-market.

Portfolio Manager: Jeff Bennett

5      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	54.1%

Domestic Equity Funds	36.1

Alternative Funds	7.7

Domestic Fixed Income Funds	1.9

Money Market Funds	0.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Oppenheimer Global Fund	16.0%

Invesco Oppenheimer Value Fund	14.1

Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	14.1

Invesco Oppenheimer Developing Markets Fund	8.1

Invesco Oppenheimer International Equity Fund	8.0

Invesco Oppenheimer International Growth Fund	8.0

Invesco Oppenheimer International Small-Mid Company Fund	6.9

Invesco Oppenheimer Emerging Markets Innovators Fund	5.1

Invesco Oppenheimer Main Street Small Cap Fund	5.0

Invesco Oppenheimer Discovery Mid Cap Growth Fund	2.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

6      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	26.76%	7.28%	8.85%
Class C (OCAIX)	4/5/05	25.77	6.46	8.04
Class R (ONAIX)	4/5/05	26.46	7.00	8.60
Class Y (OYAIX)	4/5/05	27.04	7.53	9.18
Class R5 (PXQIX)*	5/24/19	26.99	7.32	8.87
Class R6 (PXGGX)*	5/24/19	27.06	7.33	8.88

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	19.76%	6.07%	8.24%
Class C (OCAIX)	4/5/05	24.77	6.46	8.04
Class R (ONAIX)	4/5/05	26.46	7.00	8.60
Class Y (OYAIX)	4/5/05	27.04	7.53	9.18
Class R5 (PXQIX)*	5/24/19	26.99	7.32	8.87
Class R6 (PXGGX)*	5/24/19	27.06	7.33	8.88

* Class R5 and Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R and Class Y respectively, of the Fund. Class R5 and Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

7      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

The Fund’s performance is compared to the performance of the MSCI ACWI Index and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI® ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index, Hedged provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,082.80	$2.42
Class C	1,000.00	1,078.50	6.41
Class R	1,000.00	1,081.30	3.78
Class Y	1,000.00	1,084.10	1.16
Class R5	1,000.00	1,084.80	0.79
Class R6	1,000.00	1,084.80	0.68

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.89	2.35
Class C	1,000.00	1,019.06	6.23
Class R	1,000.00	1,021.58	3.68
Class Y	1,000.00	1,024.10	1.12
Class R5	1,000.00	1,024.45	0.77
Class R6	1,000.00	1,024.55	0.66

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	0.46%
Class C	1.22
Class R	0.72
Class Y	0.22
Class R5	0.15
Class R6	0.13

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Investment Companies—100.0%
Alternative Funds—7.7%
Invesco Oppenheimer Fundamental Alternatives Fund[1]	602,918	$16,670,686
Invesco Oppenheimer Master Event-Linked Bond Fund[1]	1,062,143	17,036,668
Invesco Oppenheimer Real Estate Fund[1]	620,718	16,746,972
Invesco Oppenheimer SteelPath MLP Select 40 Fund[1]	2,308,362	16,343,205
		66,797,531
Domestic Equity Funds—36.1%
Invesco Oppenheimer Discovery Mid Cap Growth Fund[1]	970,119	25,358,918
Invesco Oppenheimer Main Street Small Cap Fund[1]	2,765,153	43,772,364
Invesco Oppenheimer Value Fund[1]	4,174,523	123,482,379
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund[1]	3,670,587	122,891,253
		315,504,914
Domestic Fixed Income Fund—1.9%
Invesco Oppenheimer Master Loan Fund[1]	957,415	16,461,794
Foreign Equity Funds—54.1%
Invesco Oppenheimer Developing Markets Fund[1]	1,545,135	70,442,713
Invesco Oppenheimer Emerging Markets Innovators Fund[1,2]	3,969,024	44,889,665
Invesco Oppenheimer Global Fund[1]	1,449,934	139,599,639
Invesco Oppenheimer Global Infrastructure Fund[1]	1,443,351	17,204,747
Invesco Oppenheimer International Equity Fund[1]	3,248,732	70,432,516
Invesco Oppenheimer International Growth Fund[1]	1,590,499	70,363,694
Invesco Oppenheimer International Small-Mid Company Fund[1]	1,252,345	60,024,874
		472,957,848
Money Market Fund—0.2%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[3]	1,895,144	1,895,144
Total Investments, at Value (Cost $656,079,434)	100.0%	873,617,231
Net Other Assets (Liabilities)	(0.0)	(16,204)
Net Assets	100.0%	$873,601,027

Footnotes to Schedule of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 31, 2019	Gross Additions	Gross Reductions	Shares December 31, 2019
Investment Companies Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	—	626,414	23,496	602,918
Invesco Oppenheimer Master Event-Linked Bond Fund	—	1,062,143	—	1,062,143
Invesco Oppenheimer Real Estate Fund	—	687,146	66,428	620,718
Invesco Oppenheimer SteelPath MLP Select 40 Fund	—	2,308,362	—	2,308,362
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	936,339	—	936,339	—

11      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (continued)

	Shares January 31, 2019	Gross Additions		Gross Reductions	Shares December 31, 2019

Invesco Oppenheimer Discovery Mid Cap Growth Fund	1,151,347	36,100		217,328	970,119
Invesco Oppenheimer Main Street Small Cap Fund	2,899,007	8,447		142,301	2,765,153
Invesco Oppenheimer Value Fund	5,268,137	921,913		2,015,527	4,174,523
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	—	4,204,100		533,513	3,670,587
Domestic Fixed Income Funds
Invesco Oppenheimer Master Loan Fund	—	957,415		—	957,415
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	1,653,500	40,373		148,738	1,545,135
Invesco Oppenheimer Emerging Markets Innovators Fund	4,255,654	—		286,630	3,969,024
Invesco Oppenheimer Global Fund	1,638,862	19,646		208,574	1,449,934
Invesco Oppenheimer Global Infrastructure Fund	—	1,593,361		150,010	1,443,351
Invesco Oppenheimer International Equity Fund	7,483,572	60,000		4,294,840	3,248,732
Invesco Oppenheimer International Growth Fund	2,336,050	19,682		765,233	1,590,499
Invesco Oppenheimer International Small-Mid Company Fund	1,273,544	112,393		133,592	1,252,345

	Value	Investment Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Companies Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	$16,670,686	$390,419		$12,923	$420,958
Invesco Oppenheimer Master Event-Linked Bond Fund	17,036,668	1,058,308	[a,b]	(717,693)[a]	179,729 [a]
Invesco Oppenheimer Real Estate Fund[c]	16,746,972	398,993		115,332	972,115
Invesco Oppenheimer SteelPath MLP Select 40 Fund	16,343,205	1,298,416		—	(1,615,183)
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	—	—		20,250,679	(19,267,523)
Invesco Oppenheimer Discovery Mid Cap Growth Fund[d]	25,358,918	—		241,990	5,043,912
Invesco Oppenheimer Main Street Small Cap Fund[e]	43,772,364	—		(92,685)	5,160,957
Invesco Oppenheimer Value Fund[f]	123,482,379	2,702,923		19,373,605	(25,755,856)
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	122,891,253	1,980,884		1,451,497	21,452,746
Domestic Fixed Income Funds
Invesco Oppenheimer Master Loan Fund	16,461,794	826,046	[g,h]	(700,694)[g]	(198,115)[g]

12      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Footnotes to Schedule of Investments (continued)

	Value	Investment Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund[i]	$70,442,713	$482,153	$(139,578)	$7,762,078
Invesco Oppenheimer Emerging Markets Innovators Fund	44,889,665	—	235,489	6,193,668
Invesco Oppenheimer Global Fund[j]	139,599,639	733,702	(570,574)	22,881,949
Invesco Oppenheimer Global Infrastructure Fund	17,204,747	447,278	115,444	1,877,427
Invesco Oppenheimer International Equity Fund	70,432,516	1,287,610	15,132,970	(6,578,450)
Invesco Oppenheimer International Growth Fund	70,363,694	858,923	11,891,482	232,474
Invesco Oppenheimer International Small-Mid Company Fund[k]	60,024,874	246,114	693,343	5,194,829

Total	$871,722,087	$12,711,769	$67,293,530	$23,957,715

a. Represents the amount allocated to the fund from Invesco Oppenheimer Master Event-Linked Fund.

b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Fund.

c. This fund distributed realized gains of $469,696.

d. This fund distributed realized gains of $925,240.

e. This fund distributed realized gains of $130,668.

f. This fund distributed realized gains of $24,178,775.

g. Represents the amount allocated to the fund from Invesco Oppenheimer Master Loan Fund.

h. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

i. This fund distributed realized gains of $1,327,784.

j. This fund distributed realized gains of $1,137,816.

k. This fund distributed realized gains of $2,601,845.

2. Non-income producing security.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

MSCI Emerging Market Index	Buy	3/20/20	6	USD 332	$336,060	$4,458
Nikkei 225 Index	Buy	3/12/20	1	JPY 215	217,569	3,033
S&P 500 E-Mini Index	Buy	3/20/20	27	USD 4,317	4,361,850	44,563
S&P/TSX 60 Index	Buy	3/19/20	1	CAD 156	155,928	(435)
SPI 200 Index	Buy	3/19/20	1	AUD 120	115,841	(3,686)
Stoxx Europe 600 Index	Buy	3/20/20	28	EUR 648	649,823	1,777

						$49,710

13      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

SCHEDULE OF INVESTMENTS Continued

Glossary:

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen

Definitions
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value —affiliated companies (cost $656,079,434) —see accompanying schedule of investments	$873,617,231
Cash	11,694
Receivables and other assets:
Shares of beneficial interest sold	1,027,699
Variation margin receivable - futures contracts	273,137
Dividends	1,004
Investments sold	342
Other	140,502
Total assets	875,071,609

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	677,525
Transfer and shareholder servicing agent fees	380,670
Distribution and service plan fees	267,003
Shareholder communications	57,566
Trustees’ compensation	48,248
Other	39,570
Total liabilities	1,470,582

Net Assets	$873,601,027

Composition of Net Assets
Shares of beneficial interest	$627,502,399
Total distributable earnings	246,098,628
Net Assets	$873,601,027

15      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $657,555,407 and 41,517,124 shares of beneficial interest outstanding)	$15.84

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$16.76

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $127,666,297 and 8,304,871 shares of beneficial interest outstanding)	$15.37

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $66,627,557 and 4,209,841 shares of beneficial interest outstanding)	$15.83

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $21,732,708 and 1,364,288 shares of beneficial interest outstanding)	$15.93

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,530 and 602.41 shares of beneficial interest outstanding)	$15.82

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,528 and 602.41 shares of beneficial interest outstanding)	$15.82

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

STATEMENT

OF OPERATIONS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Allocation of Income and Expenses from the Invesco Oppenheimer Master Funds[1]
Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund:
Interest	$1,117,571	$ —
Dividends	5,703	—
Net expenses	(64,966)	—

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund	1,058,308	—
Net investment income allocated from Invesco Oppenheimer Master Loan Fund:
Interest	896,987	—
Dividends	21,614	—
Net expenses	(92,555)	—

Net investment income allocated from Invesco Oppenheimer Master Loan Fund	826,046	—

Total allocation of net investment income	1,884,354	—

Investment Income
Dividends—affiliated companies	10,848,344	9,444,486
Interest	10,272	20,800

Total investment income	10,858,616	9,465,286

Expenses
Distribution and service plan fees:
Class A	1,359,726	1,492,499
Class B2	—	6,412
Class C	1,334,105	1,848,580
Class R	283,408	283,917
Transfer and shareholder servicing agent fees:
Class A	989,445	1,199,548
Class B2	—	1,256
Class C	238,480	362,007
Class R	100,199	111,848
Class Y	33,429	43,625
Class R5	6	—
Class R6	3	—
Shareholder communications:
Class A	63,837	17,491
Class B2	—	165
Class C	13,674	4,787
Class R	6,703	1,929
Class Y	1,921	255
Class R5	1	—
Class R6	1	—
Trustees’ compensation	17,482	12,571
Custodian fees and expenses	11,665	5,585
Other	72,800	61,552

17      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

STATEMENT

OF OPERATIONS Continued

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Expenses (Continued)
Total expenses	$4,526,885	$ 5,454,027
Less waivers and reimbursements of expenses	(1,833)	—

Net expenses	4,525,052	5,454,027

Net Investment Income	8,217,918	4,011,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in affiliated companies	68,711,917	68,085,641
Futures contracts	605,302	—
Foreign currency transactions	(445)	—
Distributions received from affiliate companies	30,771,824	40,639,683
Net realized gain (loss) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	(717,693)	—
Invesco Oppenheimer Master Loan Fund	(700,694)	—

Net realized gain	98,670,211	108,725,324
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in affiliated companies	23,976,101	(216,478,243)
Translation of assets and liabilities denominated in foreign currencies	1,053	—
Futures contracts	49,710	—
Net change in unrealized appreciation/(depreciation) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	179,729	—
Invesco Oppenheimer Master Loan Fund	(198,115)	—

Net change in unrealized appreciation/(depreciation)	24,008,478	(216,478,243)

Net Increase (Decrease) in Net Assets Resulting from Operations	$130,896,607	$ (103,741,660)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$8,217,918	$4,011,259	$1,990,057
Net realized gain (loss)	98,670,211	108,725,324	37,844,368
Net change in unrealized appreciation/(depreciation)	24,008,478	(216,478,243)	174,076,927

Net increase (decrease) in net assets resulting from operations	130,896,607	(103,741,660)	213,911,352
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(105,145,540)	(37,591,204)	(14,939,008)
Class B1	—	—	(46,784)
Class C	(20,148,306)	(10,025,817)	(3,446,860)
Class R	(10,453,509)	(3,476,706)	(1,183,957)
Class Y	(3,518,568)	(1,467,025)	(642,081)
Class R5	(1,846)	—	—
Class R6	(1,852)	—	—

Total distributions from distributable earnings	(139,269,621)	(52,560,752)	(20,258,690)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	92,349,253	8,115,281	4,113,274
Class B1	—	(4,030,402)	(11,826,177)
Class C	(42,992,013)	(10,943,268)	(10,175,540)
Class R	11,201,132	6,877,354	3,238,839
Class Y	313,809	(33,926)	1,278,604
Class R5	10,000	—	—
Class R6	10,000	—	—

Total beneficial interest transactions	60,892,181	(14,961)	(13,371,000)
Net Assets
Total increase (decrease)	52,519,167	(156,317,373)	180,281,662
Beginning of period	821,081,860	977,399,233	797,117,571

End of period	$873,601,027	$821,081,860	$977,399,233

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$16.13	$19.46	$15.59	$13.99	$14.87	$14.28
Income (loss) from investment operations:
Net investment income[2]	0.19	0.11	0.07	0.14	0.07	0.11
Net realized and unrealized gain (loss)	2.53	(2.31)	4.24	1.74	(0.76)	0.60
Total from investment operations	2.72	(2.20)	4.31	1.88	(0.69)	0.71
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.18)	(0.27)	(0.16)	(0.19)	(0.12)
Distributions from net realized gain	(2.83)	(0.95)	(0.17)	(0.12)	0.00	0.00
Total dividends and/or distributions to shareholders	(3.01)	(1.13)	(0.44)	(0.28)	(0.19)	(0.12)
Net asset value, end of period	$15.84	$16.13	$19.46	$15.59	$13.99	$14.87

Total Return, at Net Asset Value[3]	16.94%	(10.71)%	27.83%	13.52%	(4.78)%	4.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$657,555	$574,046	$674,845	$537,926	$492,539	$513,521
Average net assets (in thousands)	$613,182	$614,960	$598,934	$522,301	$533,833	$519,483
Ratios to average net assets:[4] Net investment income	1.21%[5]	0.62%	0.42%	0.93%	0.45%	0.72%
Expenses excluding specific expenses listed below	0.46%[5]	0.45%	0.47%	0.48%	0.48%	0.48%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.46%[5]	0.45%	0.47%	0.48%	0.48%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%[5]	0.45%	0.46%	0.48%	0.48%	0.48%
Portfolio turnover rate[8]	31%	38%	8%	6%	8%	10%

20      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.13%
Year Ended January 31, 2019	1.16%
Year Ended January 31, 2018	1.17%
Year Ended January 31, 2017	1.18%
Year Ended January 29, 2016	1.16%
Year Ended January 30, 2015	1.17%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$15.71	$18.96	$15.21	$13.65	$14.52	$13.94
Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	(0.02)	(0.06)	0.02	(0.05)	0.00
Net realized and unrealized gain (loss)	2.46	(2.24)	4.12	1.71	(0.75)	0.59
Total from investment operations	2.53	(2.26)	4.06	1.73	(0.80)	0.59
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.04)	(0.04)	(0.14)	(0.05)	(0.07)	(0.01)
Distributions from net realized gain	(2.83)	(0.95)	(0.17)	(0.12)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.87)	(0.99)	(0.31)	(0.17)	(0.07)	(0.01)
Net asset value, end of period	$15.37	$15.71	$18.96	$15.21	$13.65	$14.52

Total Return, at Net Asset Value[3]	16.16%	(11.39)%	26.83%	12.71%	(5.51)%	4.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,666	$169,142	$212,996	$180,365	$172,605	$186,923
Average net assets (in thousands)	$145,719	$185,541	$193,616	$179,171	$189,362	$189,422
Ratios to average net assets:[4] Net investment income (loss)	0.45%[5]	(0.13)%	(0.36)%	0.16%	(0.31)%	(0.02)%
Expenses excluding specific expenses listed below	1.22%[5]	1.20%	1.22%	1.23%	1.23%	1.22%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.22%[5]	1.20%	1.22%	1.23%	1.23%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%[5,8]	1.20%	1.21%	1.23%	1.23%	1.22%
Portfolio turnover rate[9]	31%	38%	8%	6%	8%	10%

22      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.89%
Year Ended January 31, 2019	1.91%
Year Ended January 31, 2018	1.92%
Year Ended January 31, 2017	1.93%
Year Ended January 29, 2016	1.91%
Year Ended January 30, 2015	1.91%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$16.11	$19.44	$15.59	$13.98	$14.86	$14.25
Income (loss) from investment operations:
Net investment income[2]	0.15	0.07	0.04	0.10	0.03	0.06
Net realized and unrealized gain (loss)	2.53	(2.31)	4.21	1.75	(0.77)	0.62
Total from investment operations	2.68	(2.24)	4.25	1.85	(0.74)	0.68
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.14)	(0.23)	(0.12)	(0.14)	(0.07)
Distributions from net realized gain	(2.83)	(0.95)	(0.17)	(0.12)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.96)	(1.09)	(0.40)	(0.24)	(0.14)	(0.07)
Net asset value, end of period	$15.83	$16.11	$19.44	$15.59	$13.98	$14.86

Total Return, at Net Asset Value[3]	16.72%	(10.97)%	27.44%	13.31%	(5.02)%	4.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,628	$56,312	$59,559	$45,222	$41,159	$49,122
Average net assets (in thousands)	$62,097	$57,352	$50,000	$43,838	$48,259	$52,717
Ratios to average net assets:[4] Net investment income	0.96%[5]	0.37%	0.22%	0.68%	0.19%	0.43%
Expenses excluding specific expenses listed below	0.72%[5]	0.70%	0.72%	0.73%	0.73%	0.73%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.72%[5]	0.70%	0.72%	0.73%	0.73%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%[5,8]	0.70%	0.71%	0.73%	0.73%	0.73%
Portfolio turnover rate[9]	31%	38%	8%	6%	8%	10%

24      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.39%
Year Ended January 31, 2019	1.41%
Year Ended January 31, 2018	1.42%
Year Ended January 31, 2017	1.43%
Year Ended January 29, 2016	1.41%
Year Ended January 30, 2015	1.42%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$16.20	$19.55	$15.67	$14.05	$14.94	$14.34
Income (loss) from investment operations:
Net investment income[2]	0.23	0.16	0.13	0.18	0.11	0.15
Net realized and unrealized gain (loss)	2.55	(2.33)	4.23	1.76	(0.77)	0.60
Total from investment operations	2.78	(2.17)	4.36	1.94	(0.66)	0.75
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.22)	(0.23)	(0.31)	(0.20)	(0.23)	(0.15)
Distributions from net realized gain	(2.83)	(0.95)	(0.17)	(0.12)	0.00	0.00
Total dividends and/or distributions to shareholders	(3.05)	(1.18)	(0.48)	(0.32)	(0.23)	(0.15)
Net asset value, end of period	$15.93	$16.20	$19.55	$15.67	$14.05	$14.94

Total Return, at Net Asset Value[3]	17.24%	(10.50)%	28.04%	13.88%	(4.53)%	5.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,733	$21,582	$25,773	$19,517	$20,784	$20,573
Average net assets (in thousands)	$20,636	$22,363	$22,559	$18,820	$22,268	$20,881
Ratios to average net assets:[4] Net investment income	1.46%[5]	0.87%	0.72%	1.18%	0.71%	1.00%
Expenses excluding specific expenses listed below	0.22%[5]	0.21%	0.23%	0.23%	0.23%	0.23%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.22%[5]	0.21%	0.23%	0.23%	0.23%	0.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.22%[5,8]	0.21%	0.22%	0.23%	0.23%	0.23%
Portfolio turnover rate[9]	31%	38%	8%	6%	8%	10%

26      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	0.89%
Year Ended January 31, 2019	0.92%
Year Ended January 31, 2018	0.93%
Year Ended January 31, 2017	0.93%
Year Ended January 29, 2016	0.91%
Year Ended January 30, 2015	0.92%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$16.60
Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	2.12

Total from investment operations	2.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)
Distributions from net realized gain	(2.83)

Total dividends and/or distributions to shareholders	(3.06)
Net asset value, end of period	$15.82

Total Return, at Net Asset Value[3]	13.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment income	1.53%
Expenses excluding specific expenses listed below	0.14%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.14%
Portfolio turnover rate[7]	31%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.81%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Class R6	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$16.60
Income (loss) from investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain	2.12

Total from investment operations	2.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)
Distributions from net realized gain	(2.83)

Total dividends and/or distributions to shareholders	(3.07)
Net asset value, end of period	$15.82

Total Return, at Net Asset Value[3]	13.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment income	1.58%
Expenses excluding specific expenses listed below	0.10%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.10%
Portfolio turnover rate[7]	31%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.77%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Portfolio Series Growth Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Portfolio Series Growth Investor Fund (the “Acquired Fund” or “Predecessor Fund”).

The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund. Class R5 and R6 shares commenced operations on the Reorganization Date.

Effective September 30, 2019, the Fund’s fiscal year end changed from January 31 to December 31.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

30      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

31      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer

32      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

33      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on

34      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are

35      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.	Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.	Investment in the Invesco Oppenheimer Master Funds - Certain Underlying Funds in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Loan Fund (The “Master Loan Fund”) and Invesco Oppenheimer Master Event-Linked Bond Fund (The “Master Event-Linked Bond Fund”) (the “Invesco Oppenheimer Master Funds”). Each Invesco Oppenheimer Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Invesco Oppenheimer Master Fund than in another, the Fund will have greater exposure to the risks of that Invesco Oppenheimer Master Fund.

The investment objective of Master Loan Fund is to seek income. The investment objective of Master Event-Linked Bond Fund is to seek total return. The Fund’s investments in the Invesco Oppenheimer Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Invesco Oppenheimer Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Invesco Oppenheimer Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Invesco Oppenheimer Master Funds. As a shareholder, the Fund is subject to its proportional share of the Invesco Oppenheimer Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Invesco Oppenheimer Master Funds.

36      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.45%, 1.20%, 0.70%, 0.20%, 0.15% and 0.10%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the period ended December 31, 2019, the Adviser reimbursed fund expenses of $1,079, $564 and $190 for Class C, Class R, and Class Y, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain

37      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended December 31, 2019, IDI advised the Fund that IDI retained $99,368 in front-end sales commissions from the sale of Class A shares and $458 and $4,277 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $128,520 in front–end sales commissions from the sale of Class A shares and $166 and $4,278 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date,

38      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the investments in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

39      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Futures contracts	$53,831	*	Futures contracts	$4,121	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Period Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$605,302

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$49,710

The table below summarizes the period ended average notional value of futures contracts, during the period.

Futures contracts
Average notional amount	$5,139,477

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date

40      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$867
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2019	12,297

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eleven Months Ended December 31, 2019 and the Fiscal Years Ended January 31, 2019 and January 31, 2018:

41      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

	December 31, 2019	January 31, 2019	January 31, 2018
Ordinary income	$10,154,808	$7,210,396	$11,562,317
Long-term capital gain	129,114,813	45,350,356	8,696,373
Total distributions	$139,269,621	$52,560,752	$20,258,690

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$899,844
Undistributed long-term gain	32,122,995
Net unrealized appreciation - investments	213,121,850
Temporary book/tax differences	(46,061)
Shares of beneficial interest	627,502,399
Total net assets	$873,601,027

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended December 31, 2019 was $257,380,416 and $298,621,587, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

42      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$214,939,271
Aggregate unrealized (depreciation) of investments	(1,817,420)

Net unrealized appreciation of investments	$213,121,851

Cost of investments for tax purposes is $666,333,504.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions and real estate investment trust distributions, on December 31, 2019, undistributed net investment income was decreased by $1,618,911, undistributed net realized gain was increased by $1,152,946 and shares of beneficial interest was increased by $465,965. This reclassification had no effect on the net assets of the Fund.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended December 31, 2019		Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	3,077,676	$52,885,914	3,382,506	$60,652,621	4,255,418	$73,837,273
Automatic Conversion Class C to Class A Shares	2,457,872	42,305,287	—	—	—	—
Dividends and/or distributions reinvested	6,639,492	104,704,791	2,546,191	37,352,617	809,186	14,824,293
Redeemed	(6,255,775)	(107,546,739)	(5,011,396)	(89,889,957)	(4,878,024)	(84,548,292)
Net increase (decrease)	5,919,265	$92,349,253	917,301	$8,115,281	186,580	$4,113,274

Class B
Sold	—	$—	1,300	$23,534	5,494	$88,315
Dividends and/or distributions reinvested	—	—	—	—	2,571	46,608
Redeemed[1]	—	—	(221,037)	(4,053,936)	(708,480)	(11,961,100)
Net increase (decrease)	—	$—	(219,737)	$(4,030,402)	(700,415)	$(11,826,177)

43      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eleven Months Ended December 31, 2019		Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	897,611	$14,924,690	1,208,629	$20,887,085	1,466,443	$24,979,786
Dividends and/or distributions reinvested	1,312,389	20,092,675	698,214	9,991,408	192,073	3,432,355
Automatic Conversion Class C to Class A Shares	(2,530,402)	(42,305,287)	—	—	—	—
Redeemed	(2,139,298)	(35,704,091)	(2,374,231)	(41,821,761)	(2,282,324)	(38,587,681)
Net increase (decrease)	(2,459,700)	$(42,992,013)	(467,388)	$(10,943,268)	(623,808)	$(10,175,540)

Class R
Sold	827,790	$14,163,435	934,269	$16,635,893	925,969	$16,305,280
Dividends and/or distributions reinvested	657,923	10,368,872	231,695	3,398,976	63,134	1,155,983
Redeemed	(770,638)	(13,331,175)	(734,930)	(13,157,515)	(826,685)	(14,222,424)
Net increase (decrease)	715,075	$11,201,132	431,034	$6,877,354	162,418	$3,238,839

Class Y
Sold	258,427	$4,422,149	320,289	$5,876,474	485,650	$8,400,649
Dividends and/or distributions reinvested	221,428	3,511,844	99,331	1,464,129	34,536	635,808
Redeemed	(447,600)	(7,620,184)	(405,596)	(7,374,529)	(447,862)	(7,757,853)
Net increase (decrease)	32,255	$313,809	14,024	$(33,926)	72,324	$1,278,604

Class R5[2]
Sold	602	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	602	$10,000	—	$—	—	$—

44      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

	Eleven Months Ended December 31, 2019		Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R6[2]
Sold	602	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	602	$10,000	—	$—	—	$—

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

2. Commencement date after the close of business on May 24, 2019.

45      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Portfolio Series Growth Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Portfolio Series Growth Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the period from February 1, 2019 through December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the period from February 1, 2019 through December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Portfolio Series Growth Investor Fund (formerly known as Oppenheimer Portfolio Series Growth Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

46      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

47      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eleven months ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$129,114,813
Qualified Dividend Income*	76.12%
Corporate Dividends Received Deduction*	36.12%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$2,587,959

48      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

49      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

50      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

51      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

52      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

53      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

54      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

55      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

56      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

57      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

58      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

59      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

60      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

61      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

62      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

63      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

INVESCO’S PRIVACY NOTICE Continued

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

64      INVESCO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND

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Explore High-Conviction Investing with Invesco
Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
◾ Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-OPSGI-AR-1 022720

Shareholder Report for the

Eleven Months Ended 12/31/2019

Invesco

Oppenheimer

Portfolio Series

Moderate Investor

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Portfolio Series: Moderate Investor Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index (Net)	Bloomberg Barclays Global Aggregate Bond Index, Hedged	Custom Invesco Oppenheimer Portfolio Series Moderate Investor Index

1-Year	19.89%	13.33%	26.60%	8.22%	19.08%

5-Year	5.84	4.66	8.41	3.57	6.63

10-Year	7.18	6.57	8.79	4.08	7.12

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share

3      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 19.89% over the one-year reporting period, while the Custom Invesco Oppenheimer Portfolio Series Moderate Investor Index returned 19.08% during the period. In comparison, the Bloomberg Barclays Global Aggregate Bond Index, Hedged, returned of 8.22% and the MSCI ACWI returned 26.60% over the same time period.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class R6 shares of all underlying funds discussed in this Fund Performance Discussion.

5      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

The Fund seeks total return and is managed based on forward-looking, long-term, capital market expectations that are built and maintained by the Invesco Investment Solutions Team. These capital market expectations, combined with robust portfolio construction, help guide the strategic asset allocation. The Fund invests primarily in open-end funds, closed-end funds, and exchange-traded funds (ETFs) managed by Invesco and/ or its affiliates.

Within equities, security selection within our global franchise proved positive for performance, specifically security selection in the Invesco Oppenheimer Developing Markets Fund and Invesco Oppenheimer Global Fund. In addition to security selection, sector underweights versus the Fund’s benchmark also drove positive performance in the Consumer Staples, Energy, Materials, and Utilities Sectors. Within US equities, our allocation to the Invesco Russell 1000 Dynamic Multifactor ETF was another notable driver of returns over the reporting period. The Fund’s allocation to the Invesco Oppenheimer International Bond Fund was also beneficial to performance over the reporting period, driven by the Fund’s exchange rates exposure to Brazil and Mexico, as well as credit positioning in Greece. Additionally, exposure to emerging market local and dollar debt contributed to results. Security selection within our bank loans allocation was a detractor from returns, as well as our exposure to alternatives, which is expected as alternatives tend to lag in a significant up-market.

Portfolio Manager: Jeff Bennett

6      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	31.9%
Domestic Equity Funds	27.5
Domestic Fixed Income Funds	22.5
Alternative Funds	9.4
Foreign Fixed Income Funds	8.3
Money Market Funds	0.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Oppenheimer Total Return Bond Fund	11.8%
Invesco Oppenheimer Value Fund	10.5
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	10.5
Invesco Oppenheimer Global Fund	9.4
Invesco Oppenheimer International Bond Fund	8.3
Invesco Oppenheimer International Growth Fund	5.3
Invesco Oppenheimer Developing Markets Fund	5.3
Invesco Oppenheimer International Equity Fund	5.2
Invesco Oppenheimer Limited-Term Government Fund	4.7
Invesco Oppenheimer Master Loan Fund	3.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	19.89%	5.84%	7.18%
Class C (OCMIX)	4/5/05	19.07	5.05	6.36
Class R (ONMIX)	4/5/05	19.61	5.57	6.89
Class Y (OYMIX)	4/5/05	20.23	6.09	7.44
Class R5 (PXMQX)*	5/24/19	20.14	5.89	7.20
Class R6 (PXMMX)*	5/24/19	20.18	5.89	7.20

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	13.33%	4.66%	6.57%
Class C (OCMIX)	4/5/05	18.07	5.05	6.36
Class R (ONMIX)	4/5/05	19.61	5.57	6.89
Class Y (OYMIX)	4/5/05	20.23	6.09	7.44
Class R5 (PXMQX)*	5/24/19	20.14	5.89	7.20
Class R6 (PXMMX)*	5/24/19	20.18	5.89	7.20

* Class R5 and Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R and Class Y respectively, of the Fund. Class R5 and Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

8      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

The Fund’s performance is compared to the performance of the MSCI ACWI Index and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI® ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index, Hedged provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The Custom Invesco Oppenheimer Portfolio Series Moderate Investor Index consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019

Class A	$1,000.00	$1,060.80	$2.03

Class C	1,000.00	1,057.20	5.98

Class R	1,000.00	1,059.30	3.38

Class Y	1,000.00	1,061.80	0.78

Class R5	1,000.00	1,062.10	0.47

Class R6	1,000.00	1,062.50	0.16

Hypothetical (5% return before expenses)

Class A	1,000.00	1,023.24	1.99

Class C	1,000.00	1,019.41	5.87

Class R	1,000.00	1,021.93	3.32

Class Y	1,000.00	1,024.45	0.77

Class R5	1,000.00	1,024.75	0.46

Class R6	1,000.00	1,025.05	0.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios

Class A	0.39%

Class C	1.15

Class R	0.65

Class Y	0.15

Class R5	0.09

Class R6	0.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Investment Companies—99.9%
Alternative Funds—9.4%
Invesco Oppenheimer Fundamental Alternatives Fund[1]	1,163,241	$32,163,622
Invesco Oppenheimer Master Event-Linked Bond Fund[1]	3,448,545	55,314,313
Invesco Oppenheimer Real Estate Fund[1]	1,280,435	34,546,135
Invesco Oppenheimer SteelPath MLP Select 40 Fund[1]	3,747,372	26,531,391
		148,555,461
Domestic Equity Funds—27.5%
Invesco Oppenheimer Discovery Mid Cap Growth Fund[1]	1,726,245	45,124,049
Invesco Oppenheimer Main Street Small Cap Fund[1]	3,724,048	58,951,677
Invesco Oppenheimer Value Fund[1]	5,585,719	165,225,581
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund[1]	4,933,158	165,162,130
		434,463,437
Domestic Fixed Income Funds—22.5%
Invesco Oppenheimer Limited-Term Government Fund[1]	17,076,686	74,283,585
Invesco Oppenheimer Master Inflation Protected Securities Fund[1]	2,554,483	32,986,038
Invesco Oppenheimer Master Loan Fund[1]	3,552,590	61,083,231
Invesco Oppenheimer Total Return Bond Fund[1]	26,868,441	187,004,350
		355,357,204
Foreign Equity Funds—31.8%
Invesco Oppenheimer Developing Markets Fund[1]	1,827,648	83,322,488
Invesco Oppenheimer Emerging Markets Innovators Fund[1,2]	2,307,949	26,102,901
Invesco Oppenheimer Global Fund[1]	1,541,667	148,431,689
Invesco Oppenheimer Global Infrastructure Fund[1]	2,561,316	30,530,881
Invesco Oppenheimer International Equity Fund[1]	3,753,407	81,373,862
Invesco Oppenheimer International Growth Fund[1]	1,886,822	83,473,002
Invesco Oppenheimer International Small-Mid Company Fund[1]	1,035,652	49,638,797
		502,873,620
Foreign Fixed Income Fund—8.3%
Invesco Oppenheimer International Bond Fund[1]	23,441,247	130,802,159
Money Market Fund—0.4%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[3]	6,007,491	6,007,491
Total Investments, at Value (Cost $1,331,620,654)	99.9%	1,578,059,372
Net Other Assets (Liabilities)	0.1	1,177,555

Net Assets	100.0%	$1,579,236,927

Footnotes to Schedule of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 31, 2019	Gross Additions	Gross Reductions	Shares December 31, 2019
Investment Companies
Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	1,089,637	73,604	—	1,163,241
Invesco Oppenheimer Master Event-Linked Bond Fund	3,245,107	203,438	—	3,448,545

12      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Schedule of Investments (continued)

	Shares January 31, 2019	Gross Additions		Gross Reductions	Shares December 31, 2019
Invesco Oppenheimer Real Estate Fund	1,205,721	74,714		—	1,280,435
Invesco Oppenheimer SteelPath MLP Select 40 Fund	3,428,817	318,555		—	3,747,372
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	1,260,701	—		1,260,701	—
Invesco Oppenheimer Discovery Mid Cap Growth Fund	1,810,432	64,237		148,424	1,726,245
Invesco Oppenheimer Main Street Small Cap Fund	3,828,120	11,376		115,448	3,724,048
Invesco Oppenheimer Value Fund	7,097,684	1,233,567		2,745,532	5,585,719
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	—	5,571,400		638,242	4,933,158
Domestic Fixed Income Funds
Invesco Oppenheimer Limited-Term Government Fund	22,276,896	1,270,851		6,471,061	17,076,686
Invesco Oppenheimer Master Inflation Protected Securities Fund	3,696,930	105,613		1,248,060	2,554,483
Invesco Oppenheimer Master Loan Fund	3,431,809	120,781		—	3,552,590
Invesco Oppenheimer Total Return Bond Fund	29,385,784	1,487,512		4,004,855	26,868,441
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	1,950,044	48,655		171,051	1,827,648
Invesco Oppenheimer Emerging Markets Innovators Fund	2,409,256	—		101,307	2,307,949
Invesco Oppenheimer Global Fund	1,739,671	20,803		218,807	1,541,667
Invesco Oppenheimer Global Infrastructure Fund	2,553,476	66,332		58,492	2,561,316
Invesco Oppenheimer International Equity Fund	4,682,540	69,321		998,454	3,753,407
Invesco Oppenheimer International Growth Fund	2,103,975	23,349		240,502	1,886,822
Invesco Oppenheimer International Small-Mid Company Fund	732,700	371,207		68,255	1,035,652
Foreign Fixed Income Funds
Invesco Oppenheimer International Bond Fund	22,388,626	1,122,665		70,044	23,441,247

	Value	Investment Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Companies
Alternative Funds
Invesco Oppenheimer Fundamental Alternatives Fund	$32,163,622	$753,256		$—	$ 910,243
Invesco Oppenheimer Master Event-Linked Bond Fund	55,314,313	3,607,886	[a,b]	(2,327,528)[a]	607,635[a]

13      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (continued)

	Value	Investment Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Invesco Oppenheimer Real Estate Fund[c]	$34,546,135	$789,749		$—	$2,383,277
Invesco Oppenheimer SteelPath MLP Select 40 Fund	26,531,391	2,309,450		—	(2,685,621)
Domestic Equity Funds
Invesco Oppenheimer Capital Appreciation Fund	—	—		25,690,260	(24,366,524)
Invesco Oppenheimer Discovery Mid Cap Growth Fund[d]	45,124,049	—		(119,278)	8,431,906
Invesco Oppenheimer Main Street Small Cap Fund[e]	58,951,677	—		(121,991)	6,821,389
Invesco Oppenheimer Value Fund[f]	165,225,581	3,617,184		26,941,282	(35,170,367)
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	165,162,130	2,654,759		1,944,271	28,831,842
Domestic Fixed Income Funds
Invesco Oppenheimer Limited-Term Government Fund	74,283,585	2,200,394		(1,951,848)	2,531,473
Invesco Oppenheimer Master Inflation Protected Securities Fund	32,986,038	909,059	[g,h]	538,535 [g]	1,464,827[g]
Invesco Oppenheimer Master Loan Fund	61,083,231	3,198,293	[i,j]	(2,593,799)[i]	(651,661)	[i]
Invesco Oppenheimer Total Return Bond Fund[k]	187,004,350	5,901,901		410,471	9,069,354
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund[l]	83,322,488	581,060		385,351	8,526,697
Invesco Oppenheimer Emerging Markets Innovators Fund	26,102,901	—		47,680	3,619,206
Invesco Oppenheimer Global Fund[m]	148,431,689	776,888		(903,846)	24,276,240
Invesco Oppenheimer Global Infrastructure Fund	30,530,881	767,053		20,068	3,050,537
Invesco Oppenheimer International Equity Fund	81,373,862	1,487,634		1,424,367	8,556,180
Invesco Oppenheimer International Growth Fund	83,473,002	1,018,947		2,362,219	11,631,890
Invesco Oppenheimer International Small-Mid Company Fund[n]	49,638,797	203,529		190,514	4,400,271
Foreign Fixed Income Funds
Invesco Oppenheimer International Bond Fund	130,802,159	1,689,055		(24,937)	5,045,230

Total	$1,572,051,881	$32,466,097		$51,911,791	$67,284,024

a. Represents the amount allocated to the fund from Invesco Oppenheimer Master Event-Linked Fund.

b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Fund.

c. This fund distributed realized gains of $968,903.

d. This fund distributed realized gains of $1,646,386.

e. This fund distributed realized gains of $175,981.

f. This fund distributed realized gains of $32,352,408.

14      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Schedule of Investments (continued)

g. Represents the amount allocated to the fund from Invesco Oppenheimer Master Inflation Protected Securities Fund.

h. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Inflation Protected Securities Fund.

i. Represents the amount allocated to the fund from Invesco Oppenheimer Master Loan Fund.

j. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

k. This fund distributed realized gains of $545,414.

l. This fund distributed realized gains of $1,600,162.

m. This fund distributed realized gains of $1,204,788.

n. This fund distributed realized gains of $2,151,649.

2. Non-income producing security.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	3/20/20	69	CAD 7,457	$7,305,163	$(151,581)
Euro-BTP	Buy	3/6/20	83	EUR 13,239	13,263,183	24,057
Euro-BUND	Buy	3/6/20	49	EUR 9,494	9,370,693	(123,196)
Euro-OAT	Buy	3/6/20	92	EUR 16,973	16,797,278	(175,591)
Japanese Bonds, 10 yr.	Buy	3/13/20	45	JPY 63,130	63,026,092	(103,712)
Long Gilt	Buy	3/27/20	111	GBP 19,599	19,316,880	(282,482)
MSCI Emerging Market Index	Buy	3/20/20	6	USD 332	336,060	4,458
Nikkei 225 Index	Buy	3/12/20	1	JPY 215	217,569	3,033
S&P 500 E-Mini Index	Buy	3/20/20	45	USD 7,195	7,269,750	74,271
S&P/TSX 60 Index	Buy	3/19/20	1	CAD 156	155,928	(435)
SPI 200 Index	Buy	3/19/20	1	AUD 120	115,841	(3,686)
Stoxx Europe 600 Index	Buy	3/20/20	23	EUR 532	533,783	1,460

						$(733,404)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen

Definitions
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
MSCI	Morgan Stanley Capital International
OAT	French Government Bonds

15      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

SCHEDULE OF INVESTMENTS Continued

Definitions (Continued)

S&P	Standard & Poor’s
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—affiliated companies (cost $1,331,620,654)—see accompanying schedule of investments	$1,578,059,372

Cash	105,597
Receivables and other assets:
Variation margin receivable - futures contracts	1,943,116
Shares of beneficial interest sold	1,430,613
Dividends	1,412,033
Investments sold	451
Other	179,158

Total assets	1,583,130,340
Liabilities
Payables and other liabilities:
Investments purchased	1,408,843
Shares of beneficial interest redeemed	1,158,807
Transfer and shareholder servicing agent fees	609,098
Distribution and service plan fees	514,983
Trustees’ compensation	87,892
Shareholder communications	76,713
Other	37,077

Total liabilities	3,893,413

Net Assets	$1,579,236,927

Composition of Net Assets
Shares of beneficial interest	$1,332,819,514

Total distributable earnings	246,417,413

Net Assets	$1,579,236,927

17      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,156,291,400 and 96,659,610 shares of beneficial interest outstanding)	$11.96

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$12.66

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $273,047,633 and 23,306,544 shares of beneficial interest outstanding)	$11.72

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $131,445,394 and 11,062,240 shares of beneficial interest outstanding)	$11.88

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $18,432,631 and 1,531,733 shares of beneficial interest outstanding)	$12.03

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,934 and 831 shares of beneficial interest outstanding)	$11.95

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,935 and 831.26 shares of beneficial interest outstanding)	$11.95

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF

OPERATIONS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Allocation of Income and Expenses from the Invesco Oppenheimer Master Funds[1]
Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund:
Interest	$3,807,089	$1,712,766
Dividends	19,510	12,131
Net expenses	(218,713)	(99,479)

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund	3,607,886	1,625,418

Net investment income allocated from Invesco Oppenheimer Master Inflation Protected Securities Fund:
Interest	1,086,836	1,840,794
Dividends	8,310	9,128
Net expenses	(186,087)	(310,742)

Net investment income allocated from Invesco Oppenheimer Master Inflation Protected Securities Fund	909,059	1,539,180

Net investment income allocated from Invesco Oppenheimer Master Loan Fund:
Interest	3,470,254	3,058,819
Dividends	82,117	64,961
Net expenses	(354,078)	(203,671)

Net investment income allocated from Invesco Oppenheimer Master Loan Fund	3,198,293	2,920,109

Total allocation of net investment income	7,715,238	6,084,707
Investment Income
Dividends from affiliated companies	24,786,835	25,635,919

Interest	30,783	41,412

Total investment income	24,817,618	25,677,331
Expenses

Distribution and service plan fees:
Class A	2,384,417	2,584,160
Class B2	—	9,927
Class C	2,839,701	3,764,542
Class R	564,568	577,792
Class R5	—	—
Class R6	—	—

Transfer and shareholder servicing agent fees:
Class A	1,608,822	2,122,446
Class B2	—	1,941
Class C	466,828	739,426
Class R	182,190	229,671
Class Y	24,640	30,996
Class R5	6	—
Class R6	2	—

Shareholder communications:
Class A	82,955	24,519

19      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF

OPERATIONS Continued

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019
Expenses (Continued)

Class B2	$ —	$ 449
Class C	21,286	7,720
Class R	9,390	2,450
Class Y	1,266	238

Custodian fees and expenses	34,842	11,145

Trustees’ compensation	24,313	22,873

Other	83,931	72,556

Total expenses	8,329,157	10,202,851
Less waivers and reimbursements of expenses	(991,917)	(1,121,613)

Net expenses	7,337,240	9,081,238
Net Investment Income	25,195,616	22,680,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Investment transactions in affiliated companies	56,294,583	28,782,010
Futures contracts	5,042,862	—
Foreign currency transactions	(27,959)	—
Distributions received from affiliate companies	40,645,691	50,790,379
Increase from payment by affiliate	5,087	—

Net realized gain (loss) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	(2,327,528)	(641,418)
Invesco Oppenheimer Master Inflation Protected Securities Fund	538,535	(1,393,833)
Invesco Oppenheimer Master Loan Fund	(2,593,799)	400,145

Net realized gain	97,577,472	77,937,283

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in affiliated companies	65,863,223	(178,856,733)
Translation of assets and liabilities denominated in foreign currencies	74,235	—
Futures contracts	(733,404)	—

Net change in unrealized appreciation/(depreciation) allocated from:
Invesco Oppenheimer Master Event-Linked Bond Fund	607,635	(682,230)
Invesco Oppenheimer Master Inflation Protected Securities Fund	1,464,827	(154,904)
Invesco Oppenheimer Master Loan Fund	(651,661)	(2,852,027)

Net change in unrealized appreciation/(depreciation)	66,624,855	(182,545,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	$189,397,943	$(81,927,811)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$25,195,616	$22,680,800	$16,225,028

Net realized gain (loss)	97,577,472	77,937,283	82,991,709

Net change in unrealized appreciation/(depreciation)	66,624,855	(182,545,894)	149,575,392

Net increase (decrease) in net assets resulting from operations	189,397,943	(81,927,811)	248,792,129
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(113,072,823)	(29,193,711)	(20,616,889)
Class B1	—	—	—
Class C	(25,373,404)	(7,444,350)	(4,479,933)
Class R	(12,538,267)	(2,967,500)	(1,913,694)
Class Y	(1,817,824)	(429,520)	(348,945)
Class R5	(1,106)	—	—
Class R6	(1,111)	—	—

Total distributions from distributable earnings	(152,804,535)	(40,035,081)	(27,359,461)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	95,794,166	(48,223,970)	(30,489,140)
Class B1	—	(6,160,529)	(19,057,811)
Class C	(96,796,919)	(21,711,027)	(27,410,543)
Class R	12,286,885	1,510,659	2,568,594
Class Y	2,391,626	(844,964)	6,410,566
Class R5	10,000	—	—
Class R6	10,000	—	—

Total beneficial interest transactions	13,695,758	(75,429,831)	(67,978,334)
Net Assets
Total increase (decrease)	50,289,166	(197,392,723)	153,454,334

Beginning of period	1,528,947,761	1,726,340,484	1,572,886,150

End of period	$1,579,236,927	$1,528,947,761	$1,726,340,484

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$11.72	$12.66	$11.06	$10.13	$10.66	$10.23

Income (loss) from investment operations:
Net investment income[2]	0.22	0.20	0.14	0.18	0.12	0.14
Net realized and unrealized gain (loss)	1.32	(0.80)	1.69	0.93	(0.57)	0.54

Total from investment operations	1.54	(0.60)	1.83	1.11	(0.45)	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.21)	(0.23)	(0.18)	(0.08)	(0.25)
Distributions from net realized gain	(0.94)	(0.13)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.30)	(0.34)	(0.23)	(0.18)	(0.08)	(0.25)

Net asset value, end of period	$11.96	$11.72	$12.66	$11.06	$10.13	$10.66

Total Return, at Net Asset Value[3]	13.13%	(4.59)%	16.59%	10.95%	(4.24)%	6.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,156,291	$1,037,833	$1,169,055	$1,050,230	$965,539	$989,811

Average net assets (in thousands)	$1,096,702	$1,088,101	$1,102,710	$1,019,024	$1,016,035	$962,358

Ratios to average net assets:[4,5]
Net investment income	1.95%	1.61%	1.20%	1.63%	1.15%	1.34%
Expenses excluding specific expenses listed below	0.47%	0.48%	0.49%	0.51%	0.50%	0.50%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.47%	0.48%	0.49%	0.51%	0.50%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%	0.41%	0.41%	0.44%	0.43%	0.43%

Portfolio turnover rate[8]	16%	40%	6%	7%	5%	14%

22      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.03%
Year Ended January 31, 2019	1.05%
Year Ended January 31, 2018	1.07%
Year Ended January 31, 2017	1.10%
Year Ended January 29, 2016	1.07%
Year Ended January 30, 2015	1.08%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$11.49	$12.41	$10.85	$9.94	$10.46	$10.04

Income (loss) from investment operations:
Net investment income[2]	0.13	0.10	0.05	0.09	0.04	0.06
Net realized and unrealized gain (loss)	1.29	(0.78)	1.65	0.91	(0.56)	0.54

Total from investment operations	1.42	(0.68)	1.70	1.00	(0.52)	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.11)	(0.14)	(0.09)	(0.00)[3]	(0.18)
Distributions from net realized gain	(0.94)	(0.13)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.19)	(0.24)	(0.14)	(0.09)	(0.00)[3]	(0.18)

Net asset value, end of period	$11.72	$11.49	$12.41	$10.85	$9.94	$10.46

Total Return, at Net Asset Value[4]	12.44%	(5.33)%	15.69%	10.12%	(4.96)%	5.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273,048	$358,746	$409,418	$383,848	$370,818	$388,409

Average net assets (in thousands)	$310,643	$379,039	$392,056	$384,610	$393,916	$383,852

Ratios to average net assets:[5,6]
Net investment income	1.19%	0.86%	0.43%	0.87%	0.42%	0.57%
Expenses excluding specific expenses listed below	1.23%	1.24%	1.25%	1.26%	1.25%	1.25%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	1.23%	1.24%	1.25%	1.26%	1.25%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.17%	1.16%	1.19%	1.18%	1.18%

Portfolio turnover rate[9]	16%	40%	6%	7%	5%	14%

24      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.79%
Year Ended January 31, 2019	1.81%
Year Ended January 31, 2018	1.83%
Year Ended January 31, 2017	1.85%
Year Ended January 29, 2016	1.82%
Year Ended January 30, 2015	1.83%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$11.65	$12.59	$11.00	$10.08	$10.60	$10.17

Income (loss) from investment operations:
Net investment income[2]	0.19	0.16	0.11	0.15	0.10	0.11
Net realized and unrealized gain (loss)	1.30	(0.79)	1.68	0.92	(0.57)	0.54

Total from investment operations	1.49	(0.63)	1.79	1.07	(0.47)	0.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.18)	(0.20)	(0.15)	(0.05)	(0.22)
Distributions from net realized gain	(0.94)	(0.13)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.26)	(0.31)	(0.20)	(0.15)	(0.05)	(0.22)

Net asset value, end of period	$11.88	$11.65	$12.59	$11.00	$10.08	$10.60

Total Return, at Net Asset Value[3]	12.84%	(4.86)%	16.33%	10.64%	(4.45)%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,445	$116,637	$123,884	$105,976	$92,429	$106,271

Average net assets (in thousands)	$124,039	$117,767	$113,239	$100,425	$103,861	$109,830

Ratios to average net assets:[4,5]
Net investment income	1.69%	1.36%	0.96%	1.38%	0.97%	1.02%
Expenses excluding specific expenses listed below	0.73%	0.73%	0.74%	0.76%	0.76%	0.75%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[8]	0.00%[8]	0.00%

Total expenses[7]	0.73%	0.73%	0.74%	0.76%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.66%	0.66%	0.69%	0.69%	0.68%

Portfolio turnover rate[8]	16%	40%	6%	7%	5%	14%

26      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	1.29%
Year Ended January 31, 2019	1.30%
Year Ended January 31, 2018	1.32%
Year Ended January 31, 2017	1.35%
Year Ended January 29, 2016	1.33%
Year Ended January 30, 2015	1.33%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$11.78	$12.73	$11.12	$10.19	$10.72	$10.28

Income (loss) from investment operations:
Net investment income[2]	0.25	0.23	0.20	0.21	0.17	0.15
Net realized and unrealized gain (loss)	1.32	(0.82)	1.67	0.92	(0.59)	0.57

Total from investment operations	1.57	(0.59)	1.87	1.13	(0.42)	0.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.23)	(0.26)	(0.20)	(0.11)	(0.28)
Distributions from net realized gain	(0.94)	(0.13)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.32)	(0.36)	(0.26)	(0.20)	(0.11)	(0.28)

Net asset value, end of period	$12.03	$11.78	$12.73	$11.12	$10.19	$10.72

Total Return, at Net Asset Value[3]	13.39%	(4.41)%	16.91%	11.16%	(3.97)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,433	$15,732	$17,618	$9,343	$9,499	$9,678

Average net assets (in thousands)	$16,817	$15,895	$13,977	$7,850	$9,416	$10,303

Ratios to average net assets:[4,5]
Net investment income	2.19%	1.85%	1.63%	1.94%	1.61%	1.41%
Expenses excluding specific expenses listed below	0.23%	0.24%	0.25%	0.26%	0.26%	0.25%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.23%	0.24%	0.25%	0.26%	0.26%	0.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.16%	0.17%	0.17%	0.19%	0.19%	0.19%

Portfolio turnover rate[8]	16%	40%	6%	7%	5%	14%

28      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Eleven Months Ended December 31, 2019	0.79%
Year Ended January 31, 2019	0.81%
Year Ended January 31, 2018	0.83%
Year Ended January 31, 2017	0.85%
Year Ended January 29, 2016	0.83%
Year Ended January 30, 2015	0.83%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$12.03

Income (loss) from investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain	1.08

Total from investment operations	1.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)
Distributions from net realized gain	(0.94)

Total dividends and/or distributions to shareholders	(1.33)

Net asset value, end of period	$11.95

Total Return, at Net Asset Value[3]	10.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	2.26%
Expenses excluding specific expenses listed below	0.16%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.09%

Portfolio turnover rate[7]	16%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.72%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class R6	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$12.03

Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized gain	1.08

Total from investment operations	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)
Distributions from net realized gain	(0.94)

Total dividends and/or distributions to shareholders	(1.34)

Net asset value, end of period	$11.95

Total Return, at Net Asset Value[3]	10.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	2.31%
Expenses excluding specific expenses listed below	0.11%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.04%

Portfolio turnover rate[7]	16%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.67%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

31      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 -Significant Accounting Policies

Invesco Oppenheimer Portfolio Series Moderate Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Portfolio Series Moderate Investor Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund. Class R5 and R6 shares commenced operations on the Reorganization Date.

Effective September 30, 2019, the Fund’s fiscal year end changed from January 31 to December 31.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

32      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

33      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer

34      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

35      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on

36      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are

37      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.

Investment in the Invesco Oppenheimer Master Funds - Certain Underlying Funds in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Loan Fund (The “Master Loan Fund”), Invesco Oppenheimer Master Event-Linked Bond Fund (The “Master Event-Linked Bond Fund”) and Invesco Oppenheimer Master Inflation Protected Securities Fund, LLC (The “Master Inflation Protected Securities Fund”) (the “Invesco Oppenheimer Master Funds”). Each Invesco Oppenheimer Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Invesco Oppenheimer Master Fund than in another, the Fund will have greater exposure to the risks of that Invesco Oppenheimer Master Fund.

The investment objective of Master Loan Fund is to seek income. The investment objective of Master Event-Linked Bond Fund is to seek total return. The investment objective of Master Inflation Protected Securities Fund is to seek total return. The Fund’s investments in the Invesco Oppenheimer Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Invesco Oppenheimer Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Invesco Oppenheimer Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Invesco Oppenheimer Master Funds. As a shareholder, the Fund is subject to its proportional share of the Invesco Oppenheimer Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Invesco Oppenheimer Master Funds.

38      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.47%, 1.23%, 0.72%, 0.22%, 0.17% and 0.12%, respectively, of the Fund’s average daily net assets (the “expense limits”). In addition, Invesco has contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07%, as calculated on the daily net assets of the Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the period ended December 31, 2019, the Adviser waived advisory fees of $991,917.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses 0.07%, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

39      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended December 31, 2019, IDI advised the Fund that IDI retained $166,074 in front-end sales commissions from the sale of Class A shares and $2,907 and $10,018 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $173,888 in front–end sales commissions from the sale of Class A shares and $12,391 from Class C shares, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

40      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the investments in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations.

41      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity contracts	Futures contracts	$83,222*	Futures contracts	$4,121*
Interest rate contracts	Futures contracts	24,057*	Futures contracts	836,562*

Total		$107,279		$840,683

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Period Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$ 855,552
Interest rate contracts	4,187,310

Total	$ 5,042,862

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$ 79,101
Interest rate contracts	(812,505)

Total	$ (733,404)

The table below summarizes the ten month average notional value of futures contracts during the period.

42      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Futures contracts
Average notional amount	$135,274,066

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,523
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2019	21,603

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

43      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eleven Months Ended December 31, 2019 and the Fiscal Years Ended January 31, 2019 and January 31, 2018:

	December 31, 2019	January 31, 2019	January 31, 2018
Ordinary income	$44,790,533	$23,328,141	$27,359,461
Long-term capital gain	108,014,002	16,706,940	—

Total distributions	$152,804,535	$40,035,081	$27,359,461

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$1,325,169
Undistributed long-term gain	40,663,890
Net unrealized appreciation - investments	204,439,234
Net unrealized appreciation – foreign currencies	74,235
Temporary book/tax differences	(85,115)
Shares of beneficial interest	1,332,819,514

Total net assets	$1,579,236,927

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, partnership transactions and return of capital.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury

44      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

obligations and money market funds, if any) purchased and sold by the Fund during the period ended December 31, 2019 was $250,205,411 and $326,870,874, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$209,826,984

Aggregate unrealized (depreciation) of investments	(5,313,515)

Net unrealized appreciation of investments	$204,513,469

Cost of investments for tax purposes is $1,511,328,358.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on December 31, 2019, undistributed net investment income was decreased by $9,907,263, undistributed net realized gain was increased by $6,585,449 and shares of beneficial interest was increased by $3,321,814. This reclassification had no effect on the net assets of the Fund.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended		Year Ended January 31,		Year Ended January 31,
	December 31, 2019			2018		2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	8,511,960	$105,164,554	8,289,502	$100,338,678	11,919,071	$140,647,926
Automatic Conversion Class C to Class A Shares	5,569,531	69,110,208	—	—	—	—
Dividends and/or distributions reinvested	9,412,776	112,200,369	2,624,370	28,763,097	1,668,411	20,337,853
Redeemed	(15,402,663)	(190,680,965)	(14,664,045)	(177,325,745)	(16,207,138)	(191,474,919)

Net increase (decrease)	8,091,604	$95,794,166	(3,750,173)	$(48,223,970)	(2,619,656)	$(30,489,140)

Class B
Sold	—	$—	789	$9,766	9,456	$109,719
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed[1]	—	—	(501,184)	(6,170,295)	(1,645,617)	(19,167,530)

Net increase (decrease)	—	$—	(500,395)	$(6,160,529)	(1,636,161)	$(19,057,811)

45      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eleven Months Ended		Year Ended January 31,		Year Ended January 31,
	December 31, 2019			2018		2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	3,203,096	$38,620,780	4,171,781	$49,343,633	4,778,797	$55,312,088
Dividends and/or distributions reinvested	2,164,056	25,254,533	689,202	7,415,802	372,757	4,458,180
Automatic Conversion Class C to Class A Shares	(5,699,064)	(69,110,208)	—	—	—	—
Redeemed	(7,581,591)	(91,562,024)	(6,622,556)	(78,470,462)	(7,548,908)	(87,180,811)

Net increase (decrease)	(7,913,503)	$(96,796,919)	(1,761,573)	$(21,711,027)	(2,397,354)	$(27,410,543)

Class R
Sold	2,058,677	$25,223,351	2,550,765	$30,646,424	2,562,059	$30,159,064
Dividends and/or distributions reinvested	1,030,071	12,196,037	261,334	2,845,923	150,933	1,829,302
Redeemed	(2,042,217)	(25,132,503)	(2,638,778)	(31,981,688)	(2,504,989)	(29,419,772)

Net increase (decrease)	1,046,531	$12,286,885	173,321	$1,510,659	208,003	$2,568,594

Class Y
Sold	585,437	$7,289,202	601,002	$7,164,319	998,810	$11,809,579
Dividends and/or distributions reinvested	150,804	1,808,141	38,944	429,166	27,637	338,547
Redeemed	(539,813)	(6,705,717)	(688,378)	(8,438,449)	(482,715)	(5,737,560)

Net increase (decrease)	196,428	$2,391,626	(48,432)	$(844,964)	543,732	$6,410,566

Class R5[2]
Sold	831	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	831	$10,000	—	$—	—	$—

46      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

	Eleven Months Ended		Year Ended January 31,		Year Ended January 31,
	December 31, 2019			2018		2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class R6[2]
Sold	831	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	831	$10,000	—	$—	—	$—

1.	All outstanding Class B shares converted to Class A shares on June 1, 2018.
2.	Commencement date after the close of business on May 24, 2019.

Note 11 – Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Invesco Oppenheimer Portfolio Series: Moderate Investor Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco Moderate Allocation Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganizations are expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

47      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Oppenheimer Portfolio Series Moderate Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Portfolio Series Moderate Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the period from February 1, 2019 through December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the period from February 1, 2019 through December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Portfolio Series Moderate Investor Fund (formerly known as Oppenheimer Portfolio Series Moderate Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of operations, the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included

48      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

49      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eleven months ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$108,014,002
Qualified Dividend Income*	23.09%
Corporate Dividends Received Deduction*	21.56%
U.S. Treasury Obligations*	1.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

51      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

52      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

53      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

54      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

55      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

56      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

57      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

58      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

59      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

60      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

61      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Citibank, N.A. 111 Wall Street New York, NY 10005

62      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

63      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

64      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

65      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

66      INVESCO OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-OPSMI-AR-1 022720

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the

Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$783,849	$626,575
Audit-Related Fees	$0	$0
Tax Fees(1)	$508,480	$178,350
All Other Fees	$0	$0

Total Fees	$1,292,329	$804,925

(1)

Tax Fees for the fiscal year end December 31, 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax Fees for fiscal year end December 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit

Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended December 31, 2019 and $3,550,000 for the fiscal year ended December 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $5,287,480 for the fiscal year ended December 31, 2019 and $4,418,350 for the fiscal year ended December 31, 2018.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 12, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 6, 2020